                                                               EXHIBIT NO. 10.90


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                                  $130,000,000

                           LOAN AND SECURITY AGREEMENT

                            DATED AS OF MAY 31, 2001

                                      AMONG

         GOODY'S FAMILY CLOTHING, INC., SYDOOG, INC., TREBOR OF TN, INC.

         GOFAMCLO, INC., GFCFS, LLC, GOODY'S MS, L.P., GOODY'S IN, L.P.,

                    GFCTX, L.P., GFCTN, L.P. AND GFCGA, L.P.

               (EACH, A BORROWER AND COLLECTIVELY, THE BORROWERS)

                                       AND

                        THE FINANCIAL INSTITUTIONS PARTY

                            HERETO FROM TIME TO TIME

                          (COLLECTIVELY, THE LENDERS),

                       THE CIT GROUP/BUSINESS CREDIT, INC.

                                  (THE AGENT),

                                       AND

                           GMAC COMMERCIAL CREDIT LLC

                                 (THE CO-AGENT)


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                                TABLE OF CONTENTS

ARTICLE I. DEFINITIONS............................................................................................1

   SECTION 1.1       DEFINITIONS..................................................................................1
   SECTION 1.2       OTHER REFERENTIAL PROVISIONS................................................................30
   SECTION 1.3       EXHIBITS AND SCHEDULES......................................................................32

ARTICLE II. REVOLVING CREDIT LOANS...............................................................................32

   SECTION 2.1       REVOLVING CREDIT LOANS......................................................................32
   SECTION 2.2       MANNER OF BORROWING REVOLVING CREDIT LOANS..................................................32
   SECTION 2.3       REPAYMENT OF REVOLVING CREDIT LOANS.........................................................34
   SECTION 2.4       REVOLVING CREDIT NOTE.......................................................................34

ARTICLE III. LETTER OF CREDIT FACILITY...........................................................................34

   SECTION 3.1       ISSUANCE....................................................................................34
   SECTION 3.2       ADVANCES AUTOMATIC; PARTICIPATIONS..........................................................35
   SECTION 3.3       CASH COLLATERAL.............................................................................35
   SECTION 3.4       FEES AND EXPENSES...........................................................................36
   SECTION 3.5       REQUEST FOR INCURRENCE OF LETTER OF CREDIT OBLIGATIONS......................................37
   SECTION 3.6       OBLIGATION ABSOLUTE.........................................................................37
   SECTION 3.7       INDEMNIFICATION; NATURE OF LENDERS' DUTIES..................................................37

ARTICLE IV. GENERAL LOAN PROVISIONS..............................................................................39

   SECTION 4.1       INTEREST....................................................................................39
   SECTION 4.2       FEES........................................................................................41
   SECTION 4.3       MANNER OF PAYMENT...........................................................................42
   SECTION 4.4       LOAN ACCOUNTS: STATEMENTS OF ACCOUNT........................................................43
   SECTION 4.5       TERMINATION OF AGREEMENT....................................................................43
   SECTION 4.6       MAKING OF ADVANCES..........................................................................44
   SECTION 4.7       SETTLEMENT AMONG LENDERS....................................................................45
   SECTION 4.8       CHANGED CIRCUMSTANCES.......................................................................48
   SECTION 4.9       OBLIGATIONS ABSOLUTE........................................................................49
   SECTION 4.10      BORROWERS' REPRESENTATIVE...................................................................50
   SECTION 4.11      AGENT ADVANCES..............................................................................50
   SECTION 4.12      OVERADVANCES................................................................................51
   SECTION 4.13      FUNDING LOSSES..............................................................................52
   SECTION 4.14      JOINT AND SEVERAL LIABILITY.................................................................52
   SECTION 4.15      WAIVER OF SURETYSHIP DEFENSES...............................................................54

ARTICLE V. CONDITIONS PRECEDENT..................................................................................54

   SECTION 5.1       CONDITIONS PRECEDENT TO REVOLVING CREDIT LOANS..............................................54
   SECTION 5.2       ALL ADVANCES; LETTERS OF CREDIT.............................................................56

ARTICLE VI. REPRESENTATIONS AND WARRANTIES OF BORROWERS..........................................................57

   SECTION 6.1       REPRESENTATIONS AND WARRANTIES..............................................................57
   SECTION 6.2       SURVIVAL OF REPRESENTATION AND WARRANTIES, ETC..............................................67

ARTICLE VII. SECURITY INTEREST...................................................................................67

   SECTION 7.1       SECURITY INTEREST...........................................................................67
   SECTION 7.2       CONTINUED PRIORITY OF SECURITY INTEREST.....................................................68
   SECTION 7.3       REVISED ARTICLE 9 OF THE UCC................................................................69

ARTICLE VIII. COLLATERAL COVENANTS...............................................................................70

   SECTION 8.1       COLLECTIONS; PAYMENTS.......................................................................70
   SECTION 8.2       INSPECTION, VERIFICATION AND NOTIFICATION...................................................72
   SECTION 8.3       INVENTORY COVENANTS.........................................................................73
   SECTION 8.4       RETURNED INVENTORY..........................................................................74
   SECTION 8.5       OWNERSHIP AND DEFENSE OF TITLE..............................................................74
   SECTION 8.6       INSURANCE...................................................................................74
   SECTION 8.7       LOCATION OF OFFICES AND COLLATERAL..........................................................76
   SECTION 8.8       RECORDS RELATING TO COLLATERAL..............................................................76
   SECTION 8.9       INTENTIONALLY OMITTED.......................................................................77
   SECTION 8.10      INFORMATION AND REPORTS.....................................................................77
   SECTION 8.11      LANDLORD AND OTHER WAIVERS..................................................................78
   SECTION 8.12      WAREHOUSEMAN AGREEMENTS.....................................................................79
   SECTION 8.13      CONTROL LETTERS.............................................................................79

ARTICLE IX. AFFIRMATIVE COVENANTS................................................................................80

   SECTION 9.1       PRESERVATION OF CORPORATE EXISTENCE AND SIMILAR MATTERS.....................................80
   SECTION 9.2       COMPLIANCE WITH APPLICABLE LAW..............................................................80
   SECTION 9.3       MAINTENANCE OF PROPERTY.....................................................................80
   SECTION 9.4       CONDUCT OF BUSINESS.........................................................................81
   SECTION 9.5       INSURANCE...................................................................................81
   SECTION 9.6       PAYMENT OF TAXES AND CLAIMS.................................................................81
   SECTION 9.7       ACCOUNTING METHODS AND FINANCIAL RECORDS....................................................81
   SECTION 9.8       USE OF PROCEEDS.............................................................................81
   SECTION 9.9       HAZARDOUS WASTE AND SUBSTANCES; ENVIRONMENTAL REQUIREMENTS..................................81
   SECTION 9.10      FURTHER ASSURANCES..........................................................................82

ARTICLE X. INFORMATION...........................................................................................82

   SECTION 10.1      FINANCIAL STATEMENTS........................................................................82
   SECTION 10.2      BORROWER INTERCOMPANY DEBT..................................................................83
   SECTION 10.3      OFFICER'S CERTIFICATE.......................................................................83
   SECTION 10.4      COPIES OF OTHER REPORTS.....................................................................84
   SECTION 10.5      NOTICE OF LITIGATION AND OTHER MATTERS......................................................84
   SECTION 10.6      ERISA.......................................................................................85
   SECTION 10.7      ACCURACY OF INFORMATION.....................................................................85
   SECTION 10.8      REVISIONS OR UPDATES TO SCHEDULES...........................................................85

ARTICLE XI. NEGATIVE COVENANTS...................................................................................85

   SECTION 11.1      FINANCIAL COVENANTS.........................................................................86
   SECTION 11.2      INDEBTEDNESS FOR MONEY BORROWED.............................................................86
   SECTION 11.3      GUARANTIES..................................................................................86
   SECTION 11.4      INVESTMENTS AND ACQUISITIONS................................................................86
   SECTION 11.5      CAPITAL EXPENDITURES........................................................................86
   SECTION 11.6      RESTRICTED DISTRIBUTIONS AND PAYMENTS.......................................................86
   SECTION 11.7      MERGER, CONSOLIDATION AND SALE OF ASSETS....................................................87
   SECTION 11.8      TRANSACTIONS WITH AFFILIATES................................................................88
   SECTION 11.9      LIENS.......................................................................................88
   SECTION 11.10     OPERATING LEASES............................................................................88
   SECTION 11.11     BENEFIT PLANS...............................................................................88
   SECTION 11.12     SALES AND LEASEBACKS........................................................................88
   SECTION 11.13     CAPITAL STRUCTURE AND BUSINESS..............................................................88
   SECTION 11.14     NO IMPAIRMENT OF INTERCOMPANY TRANSFERS.....................................................88
   SECTION 11.15     NO SPECULATIVE TRANSACTIONS.................................................................88



ARTICLE XII. DEFAULT.............................................................................................88

   SECTION 12.1      EVENTS OF DEFAULT...........................................................................88
   SECTION 12.2      REMEDIES....................................................................................91
   SECTION 12.3      APPLICATION OF PROCEEDS.....................................................................93
   SECTION 12.4      MISCELLANEOUS PROVISION CONCERNING REMEDIES.................................................94
   SECTION 12.5      TRADEMARK LICENSE...........................................................................94

ARTICLE XIII. ASSIGNMENTS........................................................................................95

   SECTION 13.1      SUCCESSORS AND ASSIGNS; PARTICIPATIONS......................................................95
   SECTION 13.2      REPRESENTATION OF LENDERS...................................................................98

ARTICLE XIV. THE AGENT AND THE CO-AGENT..........................................................................98

   SECTION 14.1      APPOINTMENT OF AGENT........................................................................98
   SECTION 14.2      DELEGATION OF DUTIES........................................................................98
   SECTION 14.3      EXCULPATORY PROVISIONS......................................................................98
   SECTION 14.4      RELIANCE BY AGENT...........................................................................99
   SECTION 14.5      NOTICE OF DEFAULT...........................................................................99
   SECTION 14.6      NON-RELIANCE ON AGENT AND OTHER LENDERS.....................................................99
   SECTION 14.7      INDEMNIFICATION............................................................................100
   SECTION 14.8      AGENT AND CO-AGENT IN THEIR INDIVIDUAL CAPACITY............................................100
   SECTION 14.9      SUCCESSOR AGENT............................................................................100
   SECTION 14.10     NOTICES FROM AGENT TO LENDERS..............................................................101

ARTICLE XV. MISCELLANEOUS.......................................................................................101

   SECTION 15.1      NOTICES....................................................................................101
   SECTION 15.2      EXPENSES...................................................................................102
   SECTION 15.3      STAMP AND OTHER TAXES......................................................................103
   SECTION 15.4      SETOFF; PRO RATA PARTICIPATION.............................................................103
   SECTION 15.5      LITIGATION.................................................................................104
   SECTION 15.6      WAIVER OF RIGHTS...........................................................................105
   SECTION 15.7      REVERSAL OF PAYMENTS.......................................................................106
   SECTION 15.8      INJUNCTIVE RELIEF..........................................................................106
   SECTION 15.9      ACCOUNTING MATTERS.........................................................................106
   SECTION 15.10     AMENDMENTS.................................................................................106
   SECTION 15.11     ASSIGNMENT.................................................................................108
   SECTION 15.12     PERFORMANCE OF EACH BORROWER'S DUTIES......................................................108
   SECTION 15.13     INDEMNIFICATION............................................................................108
   SECTION 15.14     ALL POWERS COUPLED WITH INTEREST...........................................................108
   SECTION 15.15     SURVIVAL...................................................................................108
   SECTION 15.16     SEVERABILITY OF PROVISIONS.................................................................109
   SECTION 15.17     GOVERNING LAW..............................................................................109
   SECTION 15.18     COUNTERPARTS...............................................................................109
   SECTION 15.19     REPRODUCTION OF DOCUMENTS..................................................................109
   SECTION 15.20     TERM OF AGREEMENT..........................................................................109

                                    EXHIBITS

EXHIBIT A    FORM OF REVOLVING CREDIT NOTE
EXHIBIT B    FORM OF NOTICE OF PROPOSED ADVANCE/CONVERSION/
             CONTINUATION
EXHIBIT C    FORM OF BORROWING BASE CERTIFICATE
EXHIBIT D    FORM OF OPINION OF COUNSEL TO BORROWERS
EXHIBIT E    [INTENTIONALLY OMITTED]
EXHIBIT F    FORM OF POWER OF ATTORNEY
EXHIBIT G    FORM OF ASSIGNMENT AND TRANSFER AGREEMENT
EXHIBIT H    FORM OF OFFICER'S CERTIFICATE
EXHIBIT I    FORM OF SECRETARY'S CERTIFICATE
EXHIBIT J    FORM OF PLEDGE AGREEMENT (INVESTMENT ACCOUNT)
EXHIBIT K    FORM OF BLOCKED ACCOUNT AGREEMENT

                                    SCHEDULES

SCHEDULE 2.2:      Authorized Officers
SCHEDULE 6.1(a):   Organization; Power; Qualification; FEIN
SCHEDULE 6.1(b):   Subsidiaries and Ownership of the Borrower
SCHEDULE 6.1(e):   Business Description
SCHEDULE 6.1(f):   Compliance with Law; Government Approvals
SCHEDULE 6.1(g):   Titles to Properties
SCHEDULE 6.1(h):   Liens
SCHEDULE 6.1(i):   Indebtedness and Guaranties
SCHEDULE 6.1(j):   Litigation
SCHEDULE 6.1(k):   Tax Returns and Payments
SCHEDULE 6.1(m):   Financial Statements
SCHEDULE 6.1(o):   Benefit Plans; ERISA
SCHEDULE 6.1(r):   Solvency
SCHEDULE 6.1(s):   Inventory
SCHEDULE 6.1(u):   Chief Executive Office
SCHEDULE 6.1(v):   Real Property
SCHEDULE 6.1(w):   Corporate and Fictitious Names
SCHEDULE 6.1(z):   Employee Relations
SCHEDULE 6.1(aa):  Intellectual Property
SCHEDULE 6.1(bb):  Trade Names
SCHEDULE 6.1(cc):  Brokers
SCHEDULE 6.1(dd):  Insurance
SCHEDULE 6.1(ee):  Deposit and Disbursement Accounts
SCHEDULE 6.1(ff):  Government Contracts
SCHEDULE 6.1(gg):  Trade Relations
SCHEDULE 6.1(hh):  Agreements and other Documents
SCHEDULE 9.8:      Use of Proceeds
SCHEDULE 11.6:     Restricted Distributions and Payments

                           LOAN AND SECURITY AGREEMENT

                            Dated as of May 31, 2001

         GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation ("GFC") SYDOOG, INC., a Delaware corporation ("SYDOOG"), TREBOR OF TN, INC., a Tennessee corporation ("Trebor"), GOFAMCLO, INC., a Delaware corporation ("GOFAMCLO"), GFCFS, LLC, a Delaware limited liability company ("GFCFS"), GOODY'S MS, L.P., a Tennessee limited partnership ("GMS"), GOODY'S IN, L.P., a Tennessee limited partnership ("GIN"), GFCTX, L.P., a Tennessee limited partnership ("GFCTX"), GFCTN, L.P., a Tennessee limited partnership ("GFCTN") and GFCGA, L.P, a Tennessee limited partnership ("GFCGA"; and together with GFC, SYDOOG, Trebor, GOFAMCLO, GFCFS, GMS, GIN, GFCTX, AND GFCTN, the "Borrowers" and each, a "Borrower"), the financial institutions party to this Agreement from time to time (collectively, the "Lenders"), and THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation (the "Agent") and GMAC COMMERCIAL CREDIT LLC, a New York limited liability company, as co-agent and documentation agent (collectively, the "Co-Agent") agree as follows:

         RECITALS: The Borrowers have requested that Lenders make, and the Lenders desire to make, available to the Borrowers, a revolving credit facility in an aggregate amount up to $130,000,000 (including a letter of credit subline in an aggregate amount of up to $95,000,000), upon the terms and subject to the conditions set forth herein.

                                   DEFINITIONS

DEFINITIONS.

        For the purposes of this Agreement:

                  "Accounts" means and includes, as to any Person, all of such Person's then owned or existing and future acquired or arising (a) accounts (as defined in the UCC), and any and all other receivables (whether or not specifically listed on schedules furnished to Agent), including, without limitation, all accounts created by, or arising from, all of any Borrower's sales, leases, rentals or other dispositions of goods or renditions of services to its customers, including but not limited to, those accounts arising from sales, leases, rentals or other dispositions of goods or rendition of services made under any of the trade names, logos or styles of any Borrower, or through any division of any Borrower; (b) any and all instruments, documents, chattel paper (including electronic chattel paper) (all as defined in the UCC), Contracts, Contract Rights, acceptances, and tax refunds; (c) unpaid seller's rights (including rescission, replevin, reclamation, repossession and stoppage in transit) relating to the foregoing or arising therefrom; (d) rights to any goods represented by any of the foregoing, including rights to returned, reclaimed or repossessed goods; (e) reserves and credit balances arising in connection with or pursuant hereto; (f) guarantees, supporting obligations, payment intangibles and letter of credit rights (all as defined in the UCC); (g) insurance policies or rights relating to any of the foregoing; (h) general intangibles pertaining to any and all of the foregoing (including all rights to payment including those arising in connection with bank and non-bank credit card receivables) and including books and records and any electronic media and software relating thereto; (i) notes, deposits or property of Account Debtors securing the obligations of any such Account Debtors to the Borrowers; and (j) cash and non-cash proceeds (as defined in the UCC) of any and all the foregoing.

"Account Debtor" means a Person who is obligated on an Account.

"Acquire", as applied to any Business Unit or Investment, means the acquiring or acquisition of such Business Unit or Investment by purchase, exchange, issuance of stock or other securities, or by merger, reorganization or any other method.

"Administrative Management Fee" shall have the meaning assigned to such term in
SECTION 4.2(B).

"Advance" means an amount or amounts advanced by the Lenders to the Borrowers under the Revolving Credit Facility pursuant to ARTICLE 2 hereof.

"Affiliate" means, with respect to a Person, (a) any partner, officer, five percent (5%) or more shareholder, manager, director or managing agent of such Person or such Person's Affiliates, (b) any spouse, parent, siblings, children or grandchildren (by birth or adoption) of such Person; and (c) any other Person (other than a Subsidiary) that, (i) directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such given Person, (ii) directly or indirectly beneficially owns or holds 10% or more of any class of voting stock or partnership or other voting interest of such Person or any Subsidiary of such Person, or (iii) 10% or more of the voting stock or partnership or other voting interest of which is directly or indirectly beneficially owned or held by such Person or a Subsidiary of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other voting interest, by contract or otherwise; provided, however, that the term "Affiliate" shall specifically exclude the Agent and each Lender.

"Agent" means The CIT Group/Business Credit, Inc., a New York corporation, and any successor agent appointed pursuant to SECTION 14.9 hereof.

"Agent's Office" means the office of the Agent specified in or determined in accordance with the provisions of SECTION 15.1(C) hereof.

"Agreement" means and includes this Loan and Security Agreement, including all Schedules, Exhibits and other attachments hereto, and all amendments, modifications and supplements hereto and thereto.

"Agreement Date" means the date as of which this Agreement is dated.

"Anniversary Date" shall mean the Initial Anniversary Date and the same date in every year thereafter.

"Applicable Law" means all applicable provisions of constitutions, statutes, rules, regulations and orders of all governmental bodies and of all orders and decrees of all courts and arbitrators, including, without limitation, applicable Environmental Laws.

"Applicable Margin" shall mean the percentage per annum set forth below opposite the Average Revolving Credit Loans for the respective interest rate option below, to be determined quarterly based on the daily average outstanding amount of the Revolving Credit Loans for the immediately preceding calendar quarter:

              Average Revolving
                Credit Loans                          Applicable Margin
              -----------------              -------------------------------------
                                             Prime Option             LIBOR Option
       ---------------------------------------------------------------------------
       Less than $25 million                      0%                     1.75%

       ---------------------------------------------------------------------------
       $25 million or greater but less
       than $50 million                           0%                     2.00%

       ---------------------------------------------------------------------------
       $50 million or greater                     0%                     2.25%
       ---------------------------------------------------------------------------

         The adjustment to the Applicable Margin, if any, shall be effective on the first Business Day of the then current calendar quarter (the "Adjustment Date"). Each Applicable Margin shall be effective from one Adjustment Date until the day before the next Adjustment Date. Any adjustment in the Applicable Margin shall be applicable to all existing Revolving Credit Loans outstanding, as well as, any new Advances made or issued.

"Appraised GOB Value" shall mean the net "going out of business" value of the relevant Inventory determined from time to time pursuant to an appraisal conducted by an appraiser satisfactory to Agent, in its sole discretion, which appraisals shall be conducted in accordance with the terms of SECTION 8.3 hereof.

"Assignment and Transfer" means an assignment and transfer, substantially in the form of EXHIBIT G hereto, assigning all or a portion of a Lender's interests, rights and obligations under this Agreement pursuant to SECTION 13.1.

"Audited Financial Statements" shall have the meaning assigned to such term in
SECTION 10.1(A) hereof.

"Availability" means, at any time, the amount by which (a) the amount calculated in clause (b) of the definition of Borrowing Base at such time, exceeds (b) the aggregate outstanding amount of all Secured Obligations at such time including, without limitation, the amount of the Revolving Credit Loans outstanding at such time, but excluding the Letter of Credit Reserve.

"Availability Reserve" means such reserve or reserves as the Agent may establish or deem necessary from time to time in the exercise of its reasonable credit judgment including, without limitation, as a result of (i) any reserve established by Agent, in its discretion, pursuant to SECTIONS 8.1 AND 8.11 hereof, (ii) any negative forecasts and/or trends in the business, industry, prospects, profits, operation or financial condition of the Borrowers or (iii) any other issues circumstances or facts that could otherwise negatively impact the Borrowers or the business, prospects, profits, operations, industry, financial condition or assets of the Borrowers.

"Availability Shortfall" means that Availability, as measured by Agent at any time and from time to time during the term hereof, is less than $25,000,000.

"Benefit Plan" or "Plan" means an "employee benefit plan" as defined in Section 3(3) of ERISA (other than a Multi-Employer Plan) in respect of which a Borrower or any Related Company is, or with respect to defined benefit plans (as defined under ERISA) within the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA, including such plans as may be established after the Agreement Date.

"Blocked Account" means an account of a Borrower maintained by it with a Clearing Bank pursuant to a Blocked Account Agreement.

"Blocked Account Agreement" means an agreement among a Borrower, the Agent and a Clearing Bank, substantially in the form attached hereto as EXHIBIT K, concerning the collection, treatment and remission of payments or other deposits which represent the proceeds of Collateral.

"Borrower" and "Borrowers" shall have the meanings ascribed to such terms in the preamble of this Agreement.

"Borrower Intercompany Debt" means, as to any Borrower, the amount(s) owed by such Borrower to any other Borrower with respect to intercompany transactions, without set-off for any corresponding amount(s) of any Borrower Intercompany Debt owed to such Borrower.

"Borrowing Base" means at any time an amount equal to the lesser of:

          (I) $130,000,000 MINUS (II) AN AMOUNT EQUAL TO THE SUM OF (A)
 THE LETTER OF CREDIT RESERVE, AND (B) THE AMOUNT OF ANY AVAILABILITY RESERVES,

                                       OR

            (I) AN AMOUNT EQUAL TO THE SUM OF (A) SIXTY-FIVE PERCENT
   (65%) OF THE BORROWER'S ELIGIBLE INVENTORY, (B) SIXTY-FIVE PERCENT (65%) OF
      THE AGGREGATE FACE AMOUNT OF DOCUMENTARY LETTERS OF CREDIT (WHICH FOR PURPOSES OF THIS CLAUSE (B) SHALL EXCLUDE THOSE AMOUNTS INCLUDED IN ELIGIBLE
            INVENTORY PURSUANT TO CLAUSE (H)(A)(2) OF THE DEFINITION
  OF ELIGIBLE INVENTORY), AND (C) EIGHTY-FIVE PERCENT (85%) OF THE BORROWER'S ELIGIBLE ACCOUNTS; MINUS (II) AN AMOUNT EQUAL TO THE SUM OF (A) THE LETTER OF
  CREDIT RESERVE, (B) FIFTY PERCENT (50%) OF THE SUM OF (1) THE AGGREGATE FACE
      AMOUNT OF GIFT CERTIFICATES, AND (2) THE AGGREGATE AMOUNT OF IN-STORE CREDITS FOR ALL BORROWERS, AND (C) THE AMOUNT OF ANY AVAILABILITY RESERVES.

"Borrowing Notice" shall have the meaning assigned to such term in SECTION 2.2(A)(I) hereof.

"Borrowing Base Certificate" means a certificate in the form attached hereto as EXHIBIT C.

"Business Day" means any day other than a Saturday, Sunday or other day on which either the office of Chase Manhattan Bank, N.A., in New York, New York or the Agent's office in Atlanta, Georgia is authorized to close.

"Business Unit" means the assets constituting the business or a division or operating unit thereof of any Person.

"Capital Expenditures" means, with respect to any Person, all expenditures made and liabilities incurred for the acquisition of assets (other than assets which constitute a Business Unit) which are not, in accordance with GAAP, treated as expense items for such Person in the year made or incurred or as a prepaid expense applicable to a future year or years.

"Capitalized Lease" means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

"Capitalized Lease Obligation" means Indebtedness represented by obligations under a Capitalized Lease, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

"Cash Collateral" means collateral consisting of cash or Cash Equivalents on which the Agent, for the benefit of itself as Agent and the Lenders, has a first priority Lien.

"Cash Collateral Account" shall have the meaning assigned to such term in
SECTION 3.3(A) hereof.

"Cash Equivalents" means

  (A) MARKETABLE DIRECT OBLIGATIONS ISSUED OR UNCONDITIONALLY GUARANTEED BY THE UNITED STATES GOVERNMENT OR ISSUED BY ANY AGENCY THEREOF AND BACKED
    BY THE FULL FAITH AND CREDIT OF THE UNITED STATES, IN EACH CASE MATURING
              WITHIN ONE YEAR FROM THE DATE OF ACQUISITION THEREOF;

    COMMERCIAL PAPER MATURING NO MORE THAN ONE YEAR FROM THE DATE ISSUED AND, AT THE TIME OF ACQUISITION THEREOF, HAVING A RATING OF AT LEAST A-2 FROM
                  STANDARD & POOR'S CORPORATION OR AT LEAST P-1
                     FROM MOODY'S INVESTORS SERVICE, INC.;

 CERTIFICATES OF DEPOSIT OR BANKERS' ACCEPTANCES ISSUED IN DOLLAR DENOMINATIONS
  AND MATURING WITHIN ONE YEAR FROM THE DATE OF ISSUANCE THEREOF ISSUED BY ANY COMMERCIAL BANK ORGANIZED UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY
  STATE THEREOF OR THE DISTRICT OF COLUMBIA HAVING COMBINED CAPITAL AND SURPLUS OF NOT LESS THAN $250,000,000.00 AND, UNLESS ISSUED BY THE AGENT OR A LENDER,
 NOT SUBJECT TO SET-OFF OR OFFSET RIGHTS IN FAVOR OF SUCH BANK ARISING FROM ANY
                    BANKING RELATIONSHIP WITH SUCH BANK; AND

   REPURCHASE AGREEMENTS IN FORM AND SUBSTANCE AND FOR AMOUNTS SATISFACTORY TO THE AGENT WITH A TERM OF NOT MORE THAN SEVEN DAYS FOR UNDERLYING SECURITIES OF THE TYPES DESCRIBED IN CLAUSES (A), (B) AND (C) ABOVE, ENTERED INTO WITH
  ANY FINANCIAL INSTITUTION MEETING THE QUALIFICATIONS SPECIFIED IN CLAUSE (C).

"Charges" means all Federal, state, county, city, municipal, local, foreign or other governmental taxes (including, without limitation, taxes owed to PBGC at the time due and payable), levies, assessments, charges, liens, claims or encumbrances upon or relating to (i) the Collateral, (ii) the Secured Obligations, (iii) the employees, payroll, income or gross receipts of a Borrower, (iv) the ownership or use of any assets by a Borrower, or (v) any other aspect of a Borrower's business.

"Chase Manhattan Bank Rate" shall mean the rate of interest per annum announced by Chase Manhattan Bank, N.A. from time to time as its prime rate in effect at its principal office in the City of New York. Such rate is not intended to be the lowest rate of interest charged by Chase Manhattan Bank, N.A. to its borrowers.

"Clearing Bank" means any banking institution with which a Blocked Account has been established pursuant to an Blocked Account Agreement.

"Co-Agent" means GMAC Commercial Credit LLC, a New York limited liability company, and any successor agent thereto.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Collateral" means and includes all of each Borrower's right, title and interest in and to each of the following (whether in the name of such Borrower or under any of such Borrower's Trade Names), wherever located and whether now or hereafter existing or now owned or hereafter acquired or arising:

                               (B) ALL ACCOUNTS,
    (C) ALL CONTRACTS RELATING TO ACCOUNTS, INVENTORY AND OTHER COLLATERAL, ALL CONTRACT RIGHTS RELATING TO ACCOUNTS, INVENTORY AND OTHER COLLATERAL,
                              ALL DEPOSIT ACCOUNTS,
                                 ALL INVENTORY,
                            ALL INVESTMENT PROPERTY,

  ALL OTHER GOODS AND PROPERTY (OTHER THAN REAL ESTATE, LEASEHOLD IMPROVEMENTS
        AND EQUIPMENT, FURNITURE AND FIXTURES), WHETHER OR NOT DELIVERED, INCLUDING, WITHOUT LIMITATION, SUCH OTHER GOODS AND PROPERTY (I) THE SALE OR LEASE OF WHICH GIVES OR PURPORTS TO GIVE RISE TO ANY ACCOUNT OR OTHER
 COLLATERAL, INCLUDING, BUT NOT LIMITED TO, ALL INVENTORY AND OTHER MERCHANDISE RETURNED OR REJECTED BY OR REPOSSESSED FROM CUSTOMERS, OR (II) SECURING ANY
           ACCOUNT OR OTHER COLLATERAL, INCLUDING, WITHOUT LIMITATION,
    ALL RIGHTS AS AN UNPAID VENDOR OR LIENOR (INCLUDING, WITHOUT LIMITATION, STOPPAGE IN TRANSIT, REPLEVIN AND RECLAMATION) WITH RESPECT TO SUCH OTHER
                             GOODS AND PROPERTIES,

   ALL MORTGAGES, DEEDS TO SECURE DEBT AND DEEDS OF TRUST ON REAL OR PERSONAL
     PROPERTY, GUARANTIES, LEASES, SECURITY AGREEMENTS, AND OTHER AGREEMENTS AND PROPERTY WHICH, IN EACH SUCH CASE, SECURE OR RELATE TO ANY COLLATERAL,
            OR ARE ACQUIRED FOR THE PURPOSE OF SECURING AND ENFORCING
                               ANY ITEM THEREOF,

  ALL DOCUMENTS OF TITLE, POLICIES AND CERTIFICATES OF INSURANCE, SECURITIES, CHATTEL PAPER AND OTHER DOCUMENTS AND INSTRUMENTS EVIDENCING OR PERTAINING TO
                        ANY AND ALL ITEMS OF COLLATERAL,
 ALL FILES, CORRESPONDENCE, COMPUTER PROGRAMS, TAPES, DISCS AND RELATED DATA PROCESSING SOFTWARE WHICH CONTAIN INFORMATION IDENTIFYING OR PERTAINING TO ANY OF THE COLLATERAL OR ANY ACCOUNT DEBTOR, OR SHOWING THE AMOUNTS THEREOF OR PAYMENTS THEREON OR OTHERWISE NECESSARY OR HELPFUL IN THE REALIZATION THEREON
                           OR THE COLLECTION THEREOF,

  ALL CASH DEPOSITED WITH THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT
    OR ANY LENDER OR WHICH THE AGENT, FOR THE BENEFIT OF THE LENDERS, OR ANY
     LENDER OR SUCH AFFILIATE IS ENTITLED TO RETAIN OR OTHERWISE POSSESS AS COLLATERAL PURSUANT TO THE PROVISIONS OF THIS AGREEMENT OR ANY OF THE SECURITY
        DOCUMENTS OR ANY AGREEMENT RELATING TO ANY LETTERS OF CREDIT, AND
     ANY AND ALL PRODUCTS AND PROCEEDS OF THE FOREGOING (INCLUDING, BUT NOT LIMITED TO, ANY CLAIM TO ANY ITEM REFERRED TO IN THIS DEFINITION, AND ANY
   CLAIM AGAINST ANY THIRD PARTY FOR LOSS OF, DAMAGE TO OR DESTRUCTION OF ANY
           OR ALL OF, THE COLLATERAL OR FOR PROCEEDS PAYABLE UNDER, OR

  UNEARNED PREMIUMS WITH RESPECT TO, POLICIES OF INSURANCE) IN WHATEVER FORM,
     INCLUDING, BUT NOT LIMITED TO, CASH, NEGOTIABLE INSTRUMENTS AND OTHER
              INSTRUMENTS FOR THE PAYMENT OF MONEY, CHATTEL PAPER,
                    SECURITY AGREEMENTS AND OTHER DOCUMENTS.

"Collection Account" means the Agent's account at, The Chase Manhattan Bank, N.A., New York, New York.

"Collection Report" means a report delivered by the Borrowers to the Agent, from time to time, pursuant to the provisions of SECTION 8.10(A).

"Commitment" means, as to each Lender, the amount set forth opposite such Lender's name on the signature pages hereof, representing such Lender's obligation, upon and subject to the terms and conditions of this Agreement (including the applicable provisions of SECTION 13.1), to make Revolving Credit Loans and to purchase participations in Letters of Credit or, from and after the date hereof, in the Register (as defined in SECTION 13.1(D)) representing such Lender's obligation to make Revolving Credit Loans and to purchase participations in Letters of Credit.

"Commitment Fee" means the fee of $50,000 paid by the Borrowers to the Agent pursuant to and in connection with the execution by the Borrowers of the Commitment Letter.

"Commitment Letter" shall mean the Commitment Letter dated April 9, 2001 issued by the Agent to, and accepted by, the Borrowers as the same may be amended prior to the Effective Date.

"Commitment Percentage" means, as to any Lender, the percentage of the Revolving Credit Facility obtained by dividing such Lender's Commitment by the amount of the Revolving Credit Facility.

"Common Stock" means the shares of common stock, no par value, of GFC.

"Concentration Account" means the Borrowers' account at First Tennessee Bank, or such other bank satisfactory to the Agent, which is subject to a Blocked Account Agreement with the Borrowers and Agent and is used by the Borrowers for the purpose of collecting and depositing receipts from each of the Borrower's store accounts.

"Consolidated Balance Sheet" shall mean a consolidated balance sheet for the Borrowers and their consolidated Subsidiaries, eliminating all inter-company transactions and Liabilities and prepared in accordance with GAAP.

"Contaminant" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, or any constituent of any such substance or waste.

"Contracts" shall mean, as to any Person, all "contracts" as such term is defined in the Uniform Commercial Code, including, without limitation, all of such Person's then owned or existing and future acquired or arising contracts, undertakings, or agreements (other than rights evidenced by chattel paper, documents or instruments as such terms are defined in the Uniform Commercial
Code) in or under which such Person may now or hereafter have any right, title or interest, including, without limitation, any agreement relating to Inventory, the terms of payment or the terms of performance of any Account or any other Collateral.

"Contract Rights" means and includes, as to any Person, all of such Person's then owned or existing and future acquired or arising rights under Contracts not yet fully performed and not evidenced by an instrument or chattel paper, to the extent that the same may lawfully be assigned.

"Control Letter" means an acknowledgement from, or an agreement between Agent and (i) the issuer of uncertificated securities with respect to uncertificated securities in the name of any Borrower, (ii) a securities intermediary with respect to securities, whether certificated or uncertificated, securities entitlements and other financial assets held in a securities account in the name of any Borrower, (iii) a futures commission merchant or clearing house, as applicable, with respect to commodity accounts and commodity contracts held by any Borrower, or (iv) a credit card company with respect to collections of and payments upon customer credit card transactions, whereby, among other things, the issuer, securities intermediary, futures commission merchant or credit card company disclaims any security interest in the applicable financial assets, acknowledges the Lien of Agent, on behalf of itself and Lenders, on such financial assets, and agrees to follow the instructions or entitlement orders of Agent without further consent by the affected Borrower.

"Cost" shall mean with respect to Eligible Inventory of a Borrower, the lower of cost or market value of such Eligible Inventory as determined in accordance with GAAP.

"Default" means any of the events specified in SECTION 12.1 which with the passage of time or giving of notice or both would constitute an Event of Default.

"Default Margin" means two percent (2%) per annum.

"Disbursement Account" means an account maintained by and in the name of a Borrower with a Disbursing Bank for the purposes of depositing proceeds of Advances.

"Disbursing Bank" means any commercial bank within which a Borrower maintains a Disbursement Account after the Effective Date.

"Deposit Accounts" means all demand, time, savings, passbook, money market or like depository account and all certificates of deposit, maintained with a bank, savings and loan association, credit union or like organization (other than an account evidenced by a certificate of deposit that is an instrument under the Uniform Commercial Code) to which proceeds of Collateral are deposited.

"Documentary Letter of Credit" means any documentary letter of credit issued or authorized to be issued by an Issuing Bank for the account of a Borrower pursuant to ARTICLE 3 hereof.

"Dollar" and "$" means freely transferable United States dollars.

"ERISA" means the Employee Retirement Income Security Act of 1974, as in effect from time to time, and any successor statute.

"Early Termination Date" shall mean any date, prior to the first (1st) annual anniversary of the Effective Date, on which the Borrowers terminate this Agreement or the Revolving Credit Facility pursuant to SECTION 4.5.

"Early Termination Fee" shall mean the fee the Agent, on behalf of the Lenders, is entitled to charge the Borrowers, in the event of a voluntary termination by the Borrowers of the Revolving Credit Facility or this Agreement prior to the first (1st) annual anniversary of the Effective Date, which shall be an amount equal to (a) the amount of the Revolving Credit Facility multiplied by (b) one-half of one percent (.50%).

"Effective Date" means the later of (a) the Agreement Date, and (b) the first date on which all of the conditions set forth in ARTICLE 5 shall have been fulfilled.

"Effective Interest Rate" means each rate of interest per annum on the Revolving Credit Loans in effect from time to time pursuant to the provisions of SECTION 4.1.

                  "Eligible Accounts" of a Borrower, shall mean the unpaid portion of any credit card receivable payable in Dollars to such Borrower provided that, unless otherwise approved in writing by the Agent, no credit card receivable shall be deemed to be an Eligible Account of a Borrower unless it meets all of the following requirements: (a) such Account arises from the sale of goods, is owned by such Borrower and represents a complete bona fide transaction which requires no further act under any circumstances on the part of such Borrower to make such Account payable by the

Account Debtor; (b) such Account is not unpaid more than five (5) Business Days after the date of the date of determination of eligibility thereof; (c) such Account and the underlying contract does not contravene any laws, rules or regulations applicable thereto including, without limitation, rules and regulations relating to truth-in-lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy and no party to the underlying contract is in violation of any such laws, rules or regulation; (d) such Account is a valid, legally enforceable obligation of the Account Debtor with respect thereto and is not subject to any present, or contingent offset, deduction or counterclaim, dispute or other defense on the part of such Account Debtor (other than the customary right of return of Inventory which has not been exercised by a customer); (e) such Account is subject to the Security Interest, which is perfected as to such Account, and is subject to no other Lien whatsoever and the goods, the sale of which gave rise to the Accounts, were not at the time of the sale subject to any Lien whatsoever; (f) such Borrower is not in breach of any express or implied representations or warranty with respect to the goods, the sale of which gave rise to such Account nor in breach of any representation or warranty, covenant or other agreement contained in the Loan Documents with respect to such Account; and (g) any other requirements deemed necessary by the Agent in its reasonable credit judgment and which are customary either in the commercial finance industry or in the lending practices of the Agent.

"Eligible Assignee" means (i) a commercial bank organized under the laws of the United States, or any State thereof, having total assets in excess of $500,000,000.00 or any commercial finance or asset based lending affiliate of any such commercial bank; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, having a net worth of at least $250,000,000.00 calculated in accordance with GAAP; and
(iii) any Lender listed on the signature page of this Agreement; provided in each case that the representations contained in SECTIONS 13.1(C) and 13.2 hereof shall be applicable with respect to such institution or Lender.

"Eligible Inventory" of a Borrower means items of Inventory of such Borrower held for sale in the ordinary course of the business of such Borrower (but not including packaging, shipping materials or maintenance supplies) which are deemed by the Agent in the exercise of its reasonable credit judgment to be eligible for inclusion in the calculation of the Borrowing Base. Unless otherwise approved in writing by the Agent, no Inventory shall be deemed to be Eligible Inventory of a Borrower unless it meets all of the following requirements: (a) such Inventory is owned by such Borrower, is subject to the Security Interest, which is perfected as to such Inventory, and is not subject to any claim or reclamation, adverse claim, interest or right of equal or superior priority to the Security Interest or any other Lien whatsoever; (b) such Inventory consists of finished goods; (c) such Inventory is in good condition and meets all standards applicable to such goods for their use or sale imposed by any Person having regulatory authority over such matters; (d) such Inventory is currently either usable or saleable, at prices approximating at least the Cost thereof, in the normal course of such Borrower's business; (e) such Inventory is located at one of the locations listed in SCHEDULE 6.1(S) (as such Schedule may be updated from time to time by the Borrower and delivered to the Agent), none of which is a closed store location, or is in-transit inventory pursuant to clause (h) below; (f) such Inventory is in the possession and control of the Borrower and not any third party except for Inventory which is located in a warehouse or other facility leased by such Borrower, provided that, not later than ninety (90) days after the Effective Date or the first date on which Inventory is located at such facility, the warehouseman or lessor has delivered to the Agent a waiver and consent in form and substance satisfactory to the Agent; (g) such Inventory is determined by the Agent, in its reasonable business judgment, to constitute adequate Collateral to support the Advance requested by such Borrower; (h) such Inventory does not include any outbound freight, in-transit inventory (unless such inventory is (A) in the case of inventory in-transit from a supplier to any Borrower (1) inventory in which such Borrower has title and which is insured to the full value thereof, or (2) Agent has possession and control of the applicable Documentary Letters of Credit and the related documentation including, without limitation, any negotiable bills of lading properly endorsed or non-negotiable bills of lading, or (B) inventory in-transit between any of Borrowers' stores or between any of Borrowers' distribution centers and any of Borrowers' stores), inventory loads, or estimated shrinkage; (i) such Borrower is not in breach of any express or implied representation or warranty with respect to either the Inventory in general or to the Eligible Inventory; (j) such Inventory was not produced in violation of the Fair Labor Standards Act and subject to the so-called "hot goods" provision contained in Title 29, Chapter 8, U.S.C. ss.215(a), and (k) such Inventory is not determined by the Agent it its reasonable credit judgment to be ineligible for any other reason.

"Environmental Laws" means all federal, state, local and foreign laws now or hereafter in effect relating to pollution or protection of the environment, including laws relating to emissions, discharges, Releases or threatened Releases of pollutants, Contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, removal, transport, or handling of pollutants, Contaminants, chemicals, or industrial, toxic or hazardous substances or wastes, and any and all regulations, written notices or demand letters issued, entered, promulgated or approved thereunder; such laws and regulations include but are not limited to the Resource Conservation and Recovery Act, 42 U.S.C.ss. 6901 et seq., as amended; the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.ss. 6901 et seq., as amended; the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq., as amended; the Clean Air Act, 46 U.S.C.ss. 7401 et seq., as amended; and state and federal lien and environmental cleanup programs.

"Environmental Lien" means a Lien in favor of any governmental entity for (a) any liability under Environmental Laws or (b) damages arising from, or costs incurred by such governmental entity in response to, a Release or threatened Release of Contaminant into the environment.

"Environmental Liabilities" shall mean, with respect to any Person, all liabilities, obligations, responsibilities, response, remedial and removal costs, investigation and feasibility study costs, capital costs, operation and maintenance costs, losses, damages, punitive damages, property damages, natural resource damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants), fines, penalties, sanctions and interest incurred as a result of or related to any claim, suit, action, investigation, proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, arising under or related to any Environmental Laws, Environmental Permits, or in connection with any Release or threatened Release or presence of a Hazardous Material whether on, at, in, under, from or about or in the vicinity of any real or personal property.

"Environmental Permits" shall mean all permits, licenses, authorizations, certificates, approvals, registrations or other written documents required by any Governmental Authority under any Environmental Laws.

"Event of Default" means any of the events specified in SECTION 12.1, provided that any requirement for notice or lapse of time or any other express condition has occurred or been satisfied.

"Facility Fee" shall have the meaning assigned to such term in SECTION 4.2(A).

"Financial Officer" means the chief financial officer, chief accounting officer, Treasurer or Controller of a Borrower, or an officer in a comparable position at any Borrower.

"Financing Statements" means and includes all UCC financing statements required by Agent and executed by a Borrower, in form and substance satisfactory to the Agent for the purpose of perfecting a security interest in the personal property Collateral.

"Fiscal Month" shall mean each of the twelve (12) monthly accounting periods of the Borrowers comprising their Fiscal Year.

"Fiscal Quarter" shall mean each of the quarterly accounting periods of the Borrowers comprising their Fiscal Year.

"Fiscal Year" shall mean each of the fiscal years of the Borrowers ending on the Saturday nearest to the last day of January.

"Form 10-K" means the Borrowers' annual report on Form 10-K and the accompanying consolidated financial statements filed with the Securities and Exchange Commission.

"Form 10-Q" means, for any given Fiscal Quarter, the Borrowers' quarterly report on Form 10-Q and the accompanying consolidated financial statements filed with the Securities and Exchange Commission.

"GAAP" means accounting principles generally accepted in the United States consistently applied and maintained throughout the period indicated and consistent with the prior financial practice of the Person referred to.

"Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all governmental bodies, whether federal, state, local or foreign national or provincial and all agencies thereof.

"Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

"Guaranty," "Guaranteed" or to "Guarantee" as applied to any obligation of another Person shall mean and include

    (A) A GUARANTY (OTHER THAN BY ENDORSEMENT OF NEGOTIABLE INSTRUMENTS FOR COLLECTION IN THE ORDINARY COURSE OF BUSINESS), DIRECTLY OR INDIRECTLY, IN ANY
    MANNER, OF ANY PART OR ALL OF SUCH OBLIGATION OF SUCH OTHER PERSON, AND
  AN AGREEMENT DIRECT OR INDIRECT, CONTINGENT OR OTHERWISE, AND WHETHER OR NOT CONSTITUTING A GUARANTY, THE PRACTICAL EFFECT OF WHICH IS TO ASSURE THE PAYMENT
  OR PERFORMANCE (OR PAYMENT OF DAMAGES IN THE EVENT OF NONPERFORMANCE) OF ANY PART OR ALL OF SUCH OBLIGATION OF SUCH OTHER PERSON WHETHER BY (I) THE PURCHASE
  OF SECURITIES OR OBLIGATIONS, (II) THE PURCHASE, SALE OR LEASE (AS LESSEE OR
    LESSOR) OF PROPERTY OR THE PURCHASE OR SALE OF SERVICES PRIMARILY FOR THE PURPOSE OF ENABLING THE OBLIGOR WITH RESPECT TO SUCH OBLIGATION TO MAKE ANY
  PAYMENT OR PERFORMANCE (OR PAYMENT OF DAMAGES IN THE EVENT OF NONPERFORMANCE) OF OR ON ACCOUNT OF ANY PART OR ALL OF SUCH OBLIGATION OR TO ASSURE THE OWNER
   OF SUCH OBLIGATION AGAINST LOSS, (III) THE SUPPLYING OF FUNDS TO, OR IN ANY OTHER MANNER INVESTING IN, THE OBLIGOR WITH RESPECT TO SUCH OBLIGATION, (IV) REPAYMENT OF AMOUNTS DRAWN DOWN BY BENEFICIARIES OF LETTERS OF CREDIT, OR (V)
   THE SUPPLYING OF FUNDS TO OR INVESTING IN A PERSON ON ACCOUNT OF ALL OR ANY
     PART OF SUCH PERSON'S OBLIGATION UNDER A GUARANTY OF ANY OBLIGATION OR
        INDEMNIFYING OR HOLDING HARMLESS, IN ANY WAY, SUCH PERSON AGAINST
                      ANY PART OR ALL OF SUCH OBLIGATIONS.

"Indebtedness" of any Person means, without duplication, (a) Liabilities, (b) all obligations for money borrowed or for the deferred purchase price of property or services or in respect of Reimbursement Obligations under letters of credit, (c) all obligations represented by bonds, debentures, notes and accepted drafts that represent extensions of credit, (d) Capitalized Lease Obligations,
(e) all obligations (including, during the noncancellable term of any lease in the nature of a title retention agreement, all future payment obligations under such lease discounted to their present value in accordance with GAAP) secured by any Lien to which any property or asset owned or held by such Person is subject, whether or not the obligation secured thereby shall have been assumed by such Person, (f) all obligations of other Persons which such Person has Guaranteed, including, but not limited to, all obligations of such Person consisting of recourse liability with respect to accounts receivable sold or otherwise disposed of by such Person, and (g) in the case of a Borrower (without duplication), the Revolving Credit Loans.

"Initial Anniversary Date" shall mean the fifth (5th) anniversary of the Effective Date.

"Intellectual Property" means, as to any Person, all of such Person's then owned existing and future acquired or arising patents, patent rights, copyrights, works which are the subject of copyrights, trademarks, service marks, trade names, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing and all other rights under any of the foregoing, all extensions, renewals reissues, divisions, continuations and continuations-in-part of any of the foregoing and all rights to sue for past, present and future infringements of any of the foregoing.

"Interest Payment Date" means the first (1st) day of each calendar month commencing on the first day of the month immediately following the Effective Date and continuing thereafter until the Secured Obligations have been irrevocably paid in full.

"Inventory" means, as to any Person, all "inventory" as defined in the Uniform Commercial Code including, without limitation, all of such Person's then owned or existing and future acquired or arising (a) inventory, merchandise, goods and other personal property intended for sale or lease or for display or demonstration, (b) work in process, (c) raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of the foregoing or otherwise used or consumed in the conduct of business, and (d) documents evidencing, and general intangibles relating to, any of the foregoing.

"Investment" means, with respect to any Person: (a) the direct or indirect purchase or acquisition of any beneficial interest in, any share of capital stock of, evidence of Indebtedness of or other security issued by any other Person, (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person, excluding advances to employees in the ordinary course of business for business expenses,
(c) any Guaranty of the obligations of any other Person, or (d) any commitment or option to take any of the actions described in CLAUSES (A), (B) or (C) above.

"Investment Accounts" means the UBS Investment Account and the Salomon Investment Account.

"Investment Property" means, as to any Person, all "investment property", as defined in the Uniform Commercial Code, including, without limitation, (i) all securities, whether certificated or uncertificated, including, but not limited to, stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of such Person, including, but not limited to, the rights of such Person to any securities accounts, any brokerage accounts and the financial assets held by a financial intermediary in such accounts and any free credit balance or other money owing by any financial intermediary with respect to such accounts; (iii) all securities accounts and brokerage accounts of such Person; (iv) all commodity contracts of such Person; and (v) all commodity accounts held by such Person.

"IRS" means the Internal Revenue Service or any successor agency thereto.

"Issuing Bank" means any banking institution which is an issuer of a Letter of Credit and its successors and assigns hereunder.

"Lender" means at any time any financial institution party to this Agreement at such time, including any such Person becoming a party hereto pursuant to the provisions of ARTICLE 13, and its successors and assigns, and "Lenders" means at any time all of the financial institutions party to this Agreement at such time, including any such Persons becoming parties hereto pursuant to the provisions of
ARTICLE 13, and their successors and assigns.

"Letter of Credit" means any Documentary Letter of Credit or Standby Letter of Credit.

"Letter of Credit Amount" means, with respect to any Letter of Credit, the aggregate maximum amount at any time available for drawing under such Letter of Credit.

"Letter of Credit Default Margin" means 2.00% per annum.

"Letter of Credit Facility" means the amount of $95,000,000.

"Letter of Credit Obligations" means, at any time, the sum of (a) the aggregate Reimbursement Obligations of all of the Borrowers at such time, PLUS (b) the aggregate Letter of Credit Amount of Letters of Credit outstanding at such time, PLUS (c) the aggregate Letter of Credit Amount of Letters of Credit the issuance of which has been authorized by the Agent and the Issuing Bank pursuant to SECTION 3.1 but that have not yet been issued, in each case as determined by the Agent.

"Letter of Credit Reserve" means, at any time, the aggregate Letter of Credit Obligations at such time, excluding Letter of Credit Obligations that are fully secured by Cash Collateral.

"Liabilities" means, as at the end of any fiscal period, all liabilities determined in accordance with GAAP and included on a balance sheet.

"LIBOR" shall mean at any time of determination, and subject to availability, for each interest period, the applicable London Interbank Offered Rate paid in London on dollar deposits from other banks determined as follows: (1) first, as determined by the Agent based upon information presented on Telerate Systems at Page 3750 as of 11:00 a.m. (London Time) or, if not then available, then (2) as quoted by Chase Manhattan Bank, N.A., or, if not then available, then (3) as published under "Money Rates" in the New York City edition of the Wall Street Journal or, if there is no such publication or statement therein as to LIBOR, then (4) in any publication used in the New York City financial community.

LIBOR shall be adjusted automatically (i) at the beginning of the applicable LIBOR Period, or (ii) on the first day of any LIBOR Period following the conversion or continuation of such LIBOR Advance.

"LIBOR Advance" shall mean those Revolving Credit Loans for which a Borrower has elected to use LIBOR for interest rate computations.

"LIBOR Option" shall mean (a) until the three (3) month anniversary of the Effective Date, a fixed rate for the LIBOR Period equal to the LIBOR for such period plus two percent (2.00%) per annum, and (b) after the three (3) month anniversary of the Effective Date and subject to the requirements set forth in the definition of Applicable Margin, a fixed rate for the LIBOR Period equal to the LIBOR for such period plus the Applicable Margin.

                  "LIBOR Period" means, with respect to each LIBOR Advance, the period commencing on the date of the making of, continuation of, or conversion to such LIBOR Advance and ending one, two, or three months thereafter, as the Borrower may elect in the applicable Borrowing Notice; provided that:

                  (a) any LIBOR Period that would otherwise end on a day that is not a Business Day shall, subject to the provisions of CLAUSE (C) below, be extended to the next succeeding Business Day, unless such Business Day falls in the next calendar month, in which case such LIBOR Period shall end on the immediately preceding Business Day;

                  (b) any LIBOR Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Period) shall, subject to CLAUSE
(C) below, end on the last Business Day of a calendar month;

                  (c) any LIBOR Period that would otherwise end after the Termination Date shall end on the Termination Date; and

                  (d) notwithstanding CLAUSE (C) above, no LIBOR Period shall have a duration of less than one (1) month and, if any applicable LIBOR Period would be for a shorter period, such LIBOR Period shall not be available hereunder.

"Lien" as applied to the property of any Person means: (a) any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security interest, security title or encumbrance of any kind in respect of any property of such Person or upon the income and profits therefrom, (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person, and (c) the filing of, or any agreement to give, any financing statement under the UCC of any state or its equivalent in any jurisdiction.

"Loan Account" and "Loan Accounts" shall have the meanings ascribed thereto in
SECTION 4.4(A).

"Loan Documents" means collectively this Agreement, the Notes, the Security Documents and each other instrument, agreement or document executed by any Borrower or any Affiliate or Subsidiary of any Borrower in connection with this Agreement whether prior to, on or after the Effective Date and each other instrument, agreement or document referred to herein or contemplated hereby, all in form and substance acceptable to the Agent.

"Margin Stock" means margin stock as defined in Section 221.1(h) of Regulation U, as the same may be amended or supplemented from time to time.

"Materially Adverse Effect" means, with respect to any Person, a materially adverse effect upon such Person's business, assets, liabilities, condition (financial or otherwise), results of operations or business prospects, and in addition, with respect to a Borrower, includes a materially adverse effect upon such Borrower's ability to perform its obligations hereunder or under any other Loan Document to which it is a party or upon the enforceability of such obligations against such Borrower.

"Minimum Commitment" shall have the meaning ascribed to such term in SECTION 13.1(B) hereof.

"Money Borrowed" means, as applied to Indebtedness, (a) Indebtedness for money borrowed, (b) Indebtedness, whether or not in any such case the same was for money borrowed, (i) represented by notes payable and drafts accepted, that represent extensions of credit, (ii) constituting obligations evidenced by bonds, debentures, notes or similar instruments, or (iii) upon which interest charges are customarily paid (other than trade Indebtedness) or that was issued or assumed as full or partial payment for property, (c) Indebtedness that constitutes a Capitalized Lease Obligation, (d) Indebtedness that is such by virtue of CLAUSE (F) of the definition thereof, but only to the extent that the obligations Guaranteed are obligations that would constitute Indebtedness for Money Borrowed and (e) obligations in respect of mandatory redeemable capital stock, if any, of any Borrower.

"Multi-employer Plan" means a "multi-employer plan" as defined in Section 4001(a)(3) of ERISA to which a Borrower or a Related Company is required to contribute or has contributed within the immediately preceding six years.

 "Net Outstandings" of any Lender means, at any time, the sum of (a) all amounts paid by such Lender to the Agent in respect of Revolving Credit Loans or otherwise under this Agreement, MINUS (b) all amounts paid by the Agent to such Lender which are received by the Agent and which, pursuant to this Agreement, are paid over to such Lender for application in reduction of the outstanding principal balance of the Revolving Credit Loans or the Letter of Credit Obligations.

"Net Income" or "Net Loss" means, as applied to any Person, the net income (or net loss) of such Person for the period in question after giving effect to deduction of or provision for all operating expenses, all taxes and reserves (including reserves for deferred taxes and all other proper deductions), all determined in accordance with GAAP, provided that there shall be excluded: (a) the net income (or net loss) of any Person accrued prior to the date it becomes a Subsidiary of, or is merged into or consolidated with, the Person whose Net Income is being determined or a Subsidiary of such Person, (b) the net income (or net loss) of any Person in which the Person whose Net Income is being determined or any Subsidiary of such Person has an ownership interest, except, in the case of net income, to the extent that any such income has actually been received by such Person or such

Subsidiary in the form of cash dividends or similar distributions, (c) any restoration of any contingency reserve, except to the extent that provision for such reserve was made out of income during such period, (d) any net gains or losses on the sale or other disposition, not in the ordinary course of business, of Investments, Business Units and other capital assets, provided that there shall also be excluded any related charges for taxes thereon, (e) any net gain arising from the collection of the proceeds of any insurance policy, (f) any write-up of any asset, and (g) any other extraordinary item.

"Net Worth" of any Person means the total shareholders' equity (including capital stock, additional paid-in capital and retained earnings, after deducting treasury stock) which would appear as such on a balance sheet of such Person prepared in accordance with GAAP.

"Non-Ratable Loan" means a Revolving Credit Loan made by the Settlement Lender in accordance with the provisions of SECTION 4.7(B)(II).

"Notes" means the Revolving Credit Notes.

"Operating Lease" shall have the meaning assigned to such term in SECTION 11.10 hereof.

"Operating Lease Obligations" means, with respect to an Operating Lease for a Borrower, as of any date, an amount equal to (a) the monthly lease payment for such Operating Lease including, without limitation, any percentage rent, additional rent, escalation payments, and any other payments by such Borrower to any lessor under an Operating Lease relating to common area maintenance, operating expenses, real estate taxes, insurance or any other expenses allocated to the Borrower as tenant under such Operating Lease multiplied times (b) the number of months then remaining in the current term of such Operating Lease.

"Overadvance" means any advance made pursuant to SECTION 4.12 hereof.

"Overextension" shall have the meaning assigned to such term in SECTION 2.3(B) hereof.

"PBGC" means the Pension Benefit Guaranty Corporation or any successor agency.

"Permitted Guaranties" means (a) those described on SCHEDULE 6.1(I), or (b) guarantees of Permitted Obligations.

                  "Permitted Indebtedness for Money Borrowed" means (a) the Indebtedness to Lenders arising under this Agreement, (b) the Indebtedness set forth on SCHEDULE 6.1(I) hereof, (c) Borrowers Intercompany Debt, and (d) other Indebtedness (including Purchase Money Indebtedness) in an aggregate amount outstanding at any time for all

Borrowers not to exceed $45,000,000; provided that (i) at the time of the incurrence of such Indebtedness no Default or Event of Default exists or shall occur therefrom, (ii) no Lien shall be created or be permitted to exist on the Collateral, (iii) except for Capitalized Lease Obligations, the aggregate net proceeds thereof are applied to reduce the outstanding amount of the Secured Obligations (other than contingent obligations) including, without limitation, the Revolving Credit Loans, in accordance with SECTION 4.1(B); provided, however, that (y) such reduction shall not be a permanent reduction in the principal amount of the Revolving Credit Facility and (z) the Borrowers shall not incur any liability for LIBOR breakage costs as described in SECTION 4.1(A)(III) in the event such proceeds are used to prepay LIBOR Advances; and
(iv) if the Indebtedness with respect to any real estate being financed and mortgages shall be less than 50% of the fair market value of such real estate, then the terms of such Indebtedness shall not prohibit a second lien or mortgage thereon.

                  "Permitted Investments" means (a) those Investments set forth on ANNEX II hereto upon the terms set forth therein; (b) premiums on split-dollar life insurance paid by any Borrower, not to exceed in the aggregate for all Borrowers $4,000,000 per Fiscal Year during the term hereof; and (c) Investments in other Borrowers; provided that, if such Borrower is to be a new Subsidiary of any Borrower, (i) Borrowers provide Agent with at least thirty
(30) days prior written notice thereof of the intent to organize such new Subsidiary, and (ii) Borrowers cause each new Subsidiary to (A) execute and deliver (1) a written instrument in form and substance satisfactory to the Agent, (2) an amendment to this Agreement or (3) such other documents as may reasonably be determined by Agent to be necessary or desirable, to add such Subsidiary as a "Borrower" hereunder, (B) take whatever other actions, including without limitation, the execution of a revolving credit note (substantially in the form of Exhibit A hereto) or allonges to the existing Notes, and any UCC-1 Financing Statements, necessary or advisable in the opinion of the Agent and as otherwise may be requested by Agent, and, (C) deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by the other Borrowers at the Closing.

"Permitted Liens" means: (a) Liens securing taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, suppliers, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, but in all cases, only if payment shall not at the time be required to be made in accordance with SECTION 9.6, and
(b) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of utility payments, bids, tenders, contracts (other than contracts for payment of money), obligations under workers' compensation, unemployment insurance or similar legislation or under surety or performance bonds, in each case arising in the ordinary course of business; (c) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of the Real Estate, which in the reasonable credit judgment of the Agent do not materially detract from the value of Real Estate or impair the use thereof in the business of the applicable Borrower; (d) Liens securing Permitted Obligations; (e) Liens arising out of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the applicable Borrower is fully protected by insurance or in respect of which such Borrower shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured, and as to which appropriate reserves have been established on the books of such Borrower; (f) Liens that may arise as a result of layaways with respect to Inventory; (g) Liens not attaching to any Collateral; and (h) Liens listed on SCHEDULE 6.1(H).

"Permitted Obligations" means the aggregate amount of outstanding Purchase Money Indebtedness, Operating Lease Obligations, and Permitted Indebtedness for Money Borrowed which, and only to the extent, is incurred subject to the provisions of this Agreement, including without limitation, SECTION 11.2.

"Permitted Stock Repurchases" means repurchases by the GFC of its Common Stock, pursuant to the terms of the current repurchase program adopted by its Board of Directors in June 1999, which repurchases shall not exceed in the aggregate, during the term of this Revolving Credit Facility or any extension thereof, $13,000,000; provided further, that before and after giving effect to each repurchase of Common Stock no Event of Default or Availability Shortfall exists or will result therefrom.

"Person" means an individual, corporation, partnership, association, trust or unincorporated organization, or a government or any agency, division, department, or political subdivision thereof.

"Pledge Agreements" means the Salomon Pledge Agreement and the UBS Pledge Agreement.

"Power of Attorney" means the Power of Attorney substantially in the form of EXHIBIT F hereto, executed and delivered by each Borrower to Agent contemporaneously herewith, as the same may be amended, modified or supplemented from time to time.

"Prime Advance" shall mean those Revolving Credit Loans for which a Borrower has elected to use the Prime Option for interest rate computations.

"Prime Option" shall mean an annual rate of interest equal to the Chase Manhattan Bank Rate plus the Applicable Margin.

"Purchase Money Indebtedness" means Indebtedness created to finance or refinance the payment of all or any part of the purchase price (not in excess of the fair market value thereof) of any tangible asset, other than Collateral, incurred at the time of or within ten (10) days prior to or after the acquisition of such tangible asset and secured only by Purchase Money Liens.

"Purchase Money Lien" means any Lien securing Purchase Money Indebtedness, but only if such Lien shall at all times be confined solely to the tangible asset (other than Collateral) which was financed or refinanced through the incurrence of the Purchase Money Indebtedness secured by such Lien.

              "Qualified Representation" means a representation and warranty in this Agreement which contains a materiality qualifier or that is by its express terms qualified as to materiality.

"Real Estate" means all of each Borrower's now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds and future interests, together with all of such Borrower's now or hereafter owned or leased interests in the improvements and emblements thereon, the fixtures attached thereto and the easements appurtenant thereto, including, without limitation, the real property described on SCHEDULE 6.1(V).

"Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

"Reimbursement Agreement" means, with respect to a Letter of Credit, such form of application therefor and form of reimbursement agreement therefor (whether in a single document or several documents) as the Issuing Bank may employ in the ordinary course of business for its own account, with such modifications thereto as may be agreed upon by an Issuing Bank and a Borrower, provided that such application and agreement and any modifications thereto are not inconsistent with the terms of this Agreement.

"Reimbursement Obligations" means the reimbursement or repayment obligations of a Borrower to an Issuing Bank pursuant to ARTICLE 3 or pursuant to a Reimbursement Agreement with respect to amounts that have been drawn under Letters of Credit.

"Related Company" means, as to any Person, any (a) corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Person, (b) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Person, or (c) member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as such Person or any corporation described in CLAUSE (A) above or any partnership, trade or business described in CLAUSE (B) above.

"Release" means release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment or into or out of any property, including the movement of Contaminants through or in the air, soil, surface water or groundwater.

"Remedial Action" means actions required under Environmental Laws to (i) clean up, remove, treat or in any other way address Contaminants in the indoor or outdoor environment; (ii) prevent the Release or threat of Release or minimize the further Release of Contaminants so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; or (iii) perform pre-remedial studies and investigations and post-remedial monitoring and care.

"Replacement Letters of Credit" shall have the meaning assigned to such term in
SECTION 3.3(B) hereof.

"Required Lenders" means, at any time, any combination of Lenders whose Commitment Percentages at such time aggregate at least sixty-six and two-thirds percent (662/3%).

"Restricted Distribution" by any Person means (a) its retirement, redemption, purchase, or other acquisition for value of any capital stock or other equity securities or partnership interests issued by such Person, (b) the declaration or payment of any dividend or distribution on or with respect to any such securities or partnership interests, except to another Borrower, (c) any loan or advance by such Person to, or other investment by such Person in, the holder of any of such securities or partnership interests, and (d) any other payment by such Person in respect of such securities or partnership interests.

"Restricted Payment" means (a) any retirement, redemption, repurchase, prepayment or other acquisition, or the setting aside of any money for a sinking, defeasance or other analogous fund for any such retirement, redemption, repurchase, prepayment or other acquisition, prior to the stated maturity thereof or prior to the due date of any regularly scheduled installment or amortization payment with respect thereto, of any Indebtedness of a Person (other than the Secured Obligations and trade debt), (b) the payment by any Person of the principal amount of or interest on any Indebtedness (other than trade debt) owing to an Affiliate of such Person, and (c) the payment of any management, consulting or similar fee by any Person to an Affiliate of such Person, except for management compensation arrangements (i) approved in writing by, or by resolutions of, the Compensation Committee of the Board of Directors with respect to the executive officers of the Borrowers and (ii) approved by the appropriate executive officers of the Borrowers with respect to the other officers of the Borrowers.

"Revolving Credit Facility" means, as the context requires, either (a) the principal amount equal to $130,000,000 or (b) the credit facility for the Revolving Credit Loans, evidenced by this Agreement and the other Loan Documents.

"Revolving Credit Loans" means, as measured at any time, the aggregate outstanding amount of the Advances made to all of the Borrowers pursuant to
Section 2.1.

"Revolving Credit Notes" means the Revolving Credit Notes made by the Borrowers payable to the order of a Lender evidencing the obligation of each Borrower to pay the aggregate unpaid principal amount of the Revolving Credit Loans made to it by such Lender (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor whether payable to such Lender or to a different Lender in connection with a Person becoming a Lender after the Effective Date or otherwise) substantially in the form of EXHIBIT A hereto, with all blanks properly completed, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or refinanced.

"Salomon Investment Account" means the Borrowers' investment brokerage account with Salomon Smith Barney, Inc. existing as of the date hereof.

"Salomon Pledge Agreement" means that certain Pledge Agreement dated as of even date herewith, executed by the GFC, in favor of Agent, pledging to Agent, for the benefit of itself and the Lenders, all of its right, title and interest in and to the Salomon Investment Account and all financial assets and other properties of GFC and the Borrowers held therein.

"Schedule of Inventory" means a schedule delivered by the Borrowers to the Agent, from time to time, pursuant to the provisions of SECTION 8.10(B).

"Secured Obligations" means, in each case whether now in existence or hereafter arising, (a) the principal of, and interest and premium, if any, on, the Revolving Credit Loans, (b) the Reimbursement Obligations and all other obligations of any Borrower to the Agent or any Lender arising in connection with the issuance of Letters of Credit, and (c) all indebtedness, liabilities, obligations, covenants and duties of any Borrower to the Agent or to the Lenders of every kind, nature and description arising under or in respect of this Agreement, the Notes, or any of the other Loan Documents, or any other document between such Borrower and Agent or Lender whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money, including without limitation, fees required to be paid pursuant to ARTICLE 4 and expenses required to be paid or reimbursed pursuant to SECTION 15.2.

"Security Documents" means each of the following:

                           (B) THE PLEDGE AGREEMENTS;
                              THE CONTROL LETTERS;
                            THE FINANCING STATEMENTS;

(d)      the Blocked Account Agreements;

(e)      the Warehouseman Agreements; and

                  (f) each other agreement, document, instrument or writing executed and delivered by any Borrower or any other Person securing the Secured Obligations.

"Security Interest" means the valid and perfected first priority Liens of the Agent, for the benefit of the Agent and the Lenders, on and in the Collateral effected hereby or by any of the Security Documents or pursuant to the terms hereof or thereof.

"Settlement Date" means each Business Day after the Effective Date selected by the Agent in its sole discretion subject to and in accordance with the provisions of SECTION 4.7(B)(I) as of which a Settlement Report is delivered by the Agent and on which settlement is to be made among the Lenders in accordance with the provisions of SECTION 4.7.

"Settlement Lender" means, for the purposes of SECTION 4.7, the Agent in its capacity as a Lender.

"Settlement Report" means each report, substantially in the form agreed to by Agent and Lenders, prepared by the Agent and delivered to each Lender and setting forth, among other things, as of the Settlement Date indicated thereon and as of the next preceding Settlement Date, the aggregate principal balance of all Revolving Credit Loans outstanding, each Lender's Commitment Percentage thereof, each Lender's Net Outstandings and all Non-Ratable Loans made, and all payments of principal, interest and fees received by the Agent from a Borrower during the period beginning on such next preceding Settlement Date and ending on such Settlement Date.

"Standby Letter of Credit" means any letter of credit (other than a Documentary Letter of Credit) issued by an Issuing Bank for the account of a Borrower pursuant to ARTICLE 3 hereof.

"Store Accounts" means each of the Borrowers' store bank accounts set forth on
SCHEDULE 6.1(EE) hereto.

                  "Subordinated Borrower Intercompany Debt" means, at any time or from time to time, with respect to any Borrower with a negative stockholders' equity, partnership capital or member equity (each as calculated in accordance with GAAP), that amount of Borrower Intercompany Debt equal to the negative equity or capital of such Borrower.

"Subsidiary"

       (C) WHEN USED TO DETERMINE THE RELATIONSHIP OF A PERSON TO ANOTHER
       PERSON, MEANS A PERSON OF WHICH AN AGGREGATE OF 50% OR MORE OF THE
         STOCK OF ANY CLASS OR CLASSES OR 50% OR MORE OF OTHER OWNERSHIP
      INTERESTS IS OWNED OF RECORD OR BENEFICIALLY BY SUCH OTHER PERSON, OR
  BY ONE OR MORE SUBSIDIARIES OF SUCH OTHER PERSON, OR BY SUCH OTHER PERSON AND
                    ONE OR MORE SUBSIDIARIES OF SUCH PERSON,
       if the holders of such stock, or other ownership interests, (A) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or other individuals performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency, or (B) are entitled, as such holders, to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person,
              whether or not the right so to vote exists by reason
                       of the happening of a contingency,
           or in the case of such other ownership interests, if such
         ownership interests constitute a majority voting interest, and
       WHEN USED WITH RESPECT TO A PLAN, ERISA OR A PROVISION OF THE CODE
   PERTAINING TO EMPLOYEE BENEFIT PLANS, ALSO MEANS ANY CORPORATION, TRADE OR BUSINESS (WHETHER OR NOT INCORPORATED) WHICH IS UNDER COMMON CONTROL WITH A
  BORROWER AND IS TREATED AS A SINGLE EMPLOYER WITH SUCH BORROWER UNDER SECTION
            414(B) OR (C) OF THE CODE AND THE REGULATIONS THEREUNDER.

                  "Tangible Net Worth" means, as applied to any Person, the Net Worth of such Person at the time in question, after deducting therefrom the amount of all intangible items reflected therein, including all unamortized debt discount and expense, unamortized research and development expense, unamortized deferred charges, goodwill, Intellectual Property, unamortized excess cost of investment in Subsidiaries over equity at dates of acquisition, and all similar items which should properly be treated as intangibles in accordance with GAAP.

"Termination Date" means the first to occur of (a) the Initial Anniversary Date or any Anniversary Date, upon one hundred fifty (150) days written notice by Agent to the Borrowers prior to any such date, (b) at any time upon one hundred twenty (120) days prior written notice from the Borrowers to the Agent; (c) the date that Agent elects pursuant to SECTION 12.2 hereof to terminate this Agreement and the Borrowers' right to receive Advances and accommodations for Letters of Credit or (d) the tenth (10th) Anniversary Date.

"Termination Event" means (a) a "Reportable Event" as defined in Section 4043(b) of ERISA, but excluding any such event as to which the provision for 30 days' notice to the PBGC is waived under applicable regulations, (b) the filing of a notice of intent to terminate a Benefit Plan or the treatment of a Benefit Plan amendment as a termination under Section 4041 of ERISA, or (c) the institution of proceedings to terminate a Benefit Plan by the PBGC under Section 4042 of ERISA or the appointment of a trustee to administer any Benefit Plan.

"Title IV Plan" means a Benefit Plan which is subject to Title IV of ERISA.

"Total Liabilities" means, as at the end of any fiscal period, total Liabilities determined in accordance with GAAP and included on the latest Consolidated Balance Sheet.

"Trade Names" shall have the meaning assigned to such term in SECTION 6.1(BB) hereof.

"UBS Investment Account" means the Borrowers' investment brokerage account with UBS Paine Webber existing as of the date hereof.

"UBS Pledge Agreement" means that certain Pledge Agreement dated as of even date herewith, executed by the GFC, in favor of Agent, pledging to Agent, for the benefit of itself and the Lenders, all of its right, title and interest in and to the UBS Investment Account and all financial assets and other properties of GFC and the Borrowers held therein.

"UCC" and "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

"Unfunded Vested Accrued Benefits" means with respect to any Plan at any time, the amount (if any) by which
  (D) THE PRESENT VALUE OF ALL VESTED NON-FORFEITABLE BENEFITS UNDER SUCH PLAN
                                     EXCEEDS
  (E) THE FAIR MARKET VALUE OF ALL PLAN ASSETS ALLOCABLE TO SUCH BENEFITS, ALL DETERMINED AS OF THEN MOST RECENT VALUATION DATE FOR SUCH PLAN.

"Unused Line Fee" shall have the meaning assigned to such term in SECTION
4.2(C).

"Warehouseman Agreement" shall have the meaning assigned to such term in SECTION 8.12.

"Year 2000 Compliant" as to any Person means that all software, embedded microchips and other processing capabilities utilized by such Person or its key vendors or customers and material to the business operations or financial condition of such Person, are able to interpret and manipulate data on and involving all calendar dates correctly and without causing any abnormal ending scenario, including in relation to dates in and after the calendar year 2000.

OTHER REFERENTIAL PROVISIONS.

   (F) ALL DEFINED TERMS IN THIS AGREEMENT, THE EXHIBITS AND SCHEDULES HERETO SHALL HAVE THE SAME MEANINGS WHEN USED IN ANY OTHER LOAN DOCUMENT, UNLESS THE
                        CONTEXT SHALL REQUIRE OTHERWISE.

    (G) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, ALL ACCOUNTING TERMS
      NOT SPECIFICALLY DEFINED OR SPECIFIED HEREIN SHALL HAVE THE MEANINGS
        GENERALLY ATTRIBUTED TO SUCH TERMS UNDER GAAP INCLUDING, WITHOUT
       LIMITATION, APPLICABLE STATEMENTS AND INTERPRETATIONS ISSUED BY THE
          FINANCIAL ACCOUNTING STANDARDS BOARD AND BULLETINS, OPINIONS,
       INTERPRETATIONS AND STATEMENTS ISSUED BY THE AMERICAN INSTITUTE OF
                       CERTIFIED PUBLIC ACCOUNTANTS OR ITS
            COMMITTEES. ALL FINANCIAL COMPUTATIONS HEREUNDER SHALL BE
           COMPUTED, UNLESS OTHERWISE SPECIFICALLY PROVIDED HEREIN, IN
        ACCORDANCE WITH GAAP CONSISTENTLY APPLIED. THAT CERTAIN TERMS OR
        COMPUTATIONS ARE EXPLICITLY MODIFIED BY THE PHRASE "IN ACCORDANCE
                          WITH GAAP" SHALL IN NO WAY BE
                        CONSTRUED TO LIMIT THE FOREGOING.

     (H) ALL PERSONAL PRONOUNS USED IN THIS AGREEMENT, WHETHER USED IN THE MASCULINE, FEMININE OR NEUTER GENDER, SHALL INCLUDE ALL OTHER
      GENDERS; THE SINGULAR SHALL INCLUDE THE PLURAL, AND THE PLURAL SHALL
      INCLUDE THE SINGULAR. IN ANY CIRCUMSTANCE WHERE USE OF THE TERM "THE
                              BORROWER" AS OPPOSED
      TO THE TERM "THE BORROWERS," OR VICE VERSA, WOULD LIMIT, DIMINISH OR
          OTHERWISE IMPAIR OR NEGATIVELY AFFECT ANY OF LENDERS' RIGHTS
      HEREUNDER, THE PLURAL SHALL BE SUBSTITUTED FOR THE SINGULAR, OR VICE
           VERSA, IN SUCH MANNER AS WILL RESULT IN THE MAINTENANCE OR
                         ENLARGEMENT OF LENDERS' RIGHTS
           HEREUNDER OR PURSUANT HERETO. BY WAY OF EXAMPLE, BUT NOT IN
          LIMITATION, IF A REFERENCE TO "THE BORROWERS' PROPERTY" WOULD
          OTHERWISE BE CONSTRUED AS REFERRING ONLY TO PROPERTY WHICH IS
       JOINTLY OWNED BY ALL THE BORROWERS, SUCH REFERENCE SHALL INSTEAD BE
                     CONSTRUED AS REFERRING TO THE AGGREGATE
                       TOTAL OF EACH BORROWER'S PROPERTY.

  (I) THE WORDS "HEREOF," "HEREIN" AND "HEREUNDER" AND WORDS OF SIMILAR IMPORT WHEN USED IN THIS AGREEMENT SHALL REFER TO THIS AGREEMENT AS A WHOLE AND NOT TO
                  ANY PARTICULAR PROVISIONS OF THIS AGREEMENT.

         (J) TITLES OF ARTICLES AND SECTIONS IN THIS AGREEMENT ARE FOR CONVENIENCE ONLY, DO NOT CONSTITUTE PART OF THIS AGREEMENT AND
         NEITHER LIMIT NOR AMPLIFY THE PROVISIONS OF THIS AGREEMENT, AND
             ALL REFERENCES IN THIS AGREEMENT TO ARTICLES, SECTIONS,
                  SUBSECTIONS, PARAGRAPHS, CLAUSES, SUBCLAUSES,
         SCHEDULES OR EXHIBITS SHALL REFER TO THE CORRESPONDING ARTICLE,
       SECTION, SUBSECTION, PARAGRAPH, CLAUSE OR SUBCLAUSE OF, OR SCHEDULE
      OR EXHIBIT ATTACHED TO, THIS AGREEMENT, UNLESS SPECIFIC REFERENCE IS
      MADE TO THE ARTICLES, SECTIONS OR OTHER SUBDIVISIONS OR DIVISIONS OF,
         OR TO SCHEDULES OR EXHIBITS TO, ANOTHER DOCUMENT OR INSTRUMENT.

(K) EACH DEFINITION OF A DOCUMENT IN THIS AGREEMENT SHALL INCLUDE SUCH DOCUMENT AS AMENDED, MODIFIED, SUPPLEMENTED OR RESTATED FROM TIME TO TIME IN ACCORDANCE
                       WITH THE TERMS OF THIS AGREEMENT.

    (L) EXCEPT WHERE SPECIFICALLY RESTRICTED, REFERENCE TO A PARTY TO A LOAN DOCUMENT INCLUDES THAT PARTY AND ITS PERMITTED SUCCESSORS AND ASSIGNS PERMITTED
                     HEREUNDER OR UNDER SUCH LOAN DOCUMENT.

(M) UNLESS OTHERWISE SPECIFICALLY STATED, WHENEVER A TIME IS REFERRED TO IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT, SUCH TIME SHALL BE THE LOCAL TIME IN
          THE CITY IN WHICH THE PRINCIPAL OFFICE OF AGENT IS LOCATED.

  (N) WHENEVER THE PHRASE "TO THE KNOWLEDGE OF A BORROWER" OR WORDS OF SIMILAR IMPORT RELATING TO THE KNOWLEDGE OF A BORROWER ARE USED HEREIN, SUCH PHRASE
    SHALL MEAN AND REFER TO (I) THE ACTUAL KNOWLEDGE OF THE PRESIDENT, CHIEF EXECUTIVE OFFICER, CHIEF OPERATING OFFICER, CHIEF FINANCIAL OFFICER OR OTHER
EXECUTIVE OFFICER, OR (II) THE KNOWLEDGE THAT SUCH OFFICERS WOULD HAVE OBTAINED
 IF THEY HAD ENGAGED IN GOOD FAITH IN THE DILIGENT PERFORMANCE OF THEIR DUTIES
                             AND AFTER DUE INQUIRY.

(O) THE TERM "INCLUDING" SHALL NOT BE LIMITING OR EXCLUSIVE, UNLESS SPECIFICALLY INDICATED TO THE CONTRARY. THE TERMS "REASONABLE," "REASONABLY" AND THE LIKE,
WHEN USED IN REFERENCE TO A DECISION, CONDUCT OR THE DISCRETION OF THE AGENT OR A LENDER, SHALL MEAN AND REFER TO THE REASONABLENESS OF THE CONDUCT, DECISION OR DISCRETION AT ISSUE OF AN AGENT OR A LENDER IN A POSITION EQUIVALENT TO THAT OF
   THE AGENT OR LENDER, INCLUDING WITHOUT LIMITATION THE NORMAL AND CUSTOMARY CONCERNS OF AN AGENT OR A LENDER INCLUDING, WITHOUT LIMITATION, IMPAIRMENT OF
                       COLLATERAL, AND THE TIMELINESS OF
                A BORROWER'S COMPLIANCE WITH PAYMENT OBLIGATIONS.

   (P) THE TERMS ACCOUNTS, CHATTEL PAPER, DOCUMENTS, EQUIPMENT, INSTRUMENTS, GENERAL INTANGIBLES AND INVENTORY, AS AND WHEN USED (WITHOUT BEING CAPITALIZED) IN THIS AGREEMENT OR THE SECURITY DOCUMENTS, SHALL HAVE THE MEANINGS GIVEN THOSE
                     TERMS IN THE UNIFORM COMMERCIAL CODE.

EXHIBITS AND SCHEDULES. All Exhibits and Schedules attached hereto are by reference made a part hereof.

                             REVOLVING CREDIT LOANS

REVOLVING CREDIT LOANS. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, each Lender agrees, severally, but not jointly, to make Advances to the Borrowers from time to time from the Effective Date to but not including the Termination Date, as requested or deemed requested by the Borrowers in accordance with the terms of SECTION 2.2, in amounts equal to such Lender's Commitment Percentage of each such Advance requested or deemed requested hereunder up to an aggregate amount at any one time outstanding equal to such Lender's Commitment Percentage of the Borrowing Base; provided, however, that, the aggregate principal amount of all outstanding Revolving Credit Loans (after giving effect to the Advances requested) shall not exceed the Borrowing Base. It is expressly understood and agreed that, the Lenders may and at present intend to use the Borrowing Base as a maximum ceiling on Revolving Credit Loans to the Borrowers; provided, however, that, the parties agree that, should the Revolving Credit Loans exceed the ceiling so determined or any other limitation set forth in this Agreement, such Revolving Credit Loans shall nevertheless constitute Secured Obligations and, as such, shall be entitled to all benefits thereof and security therefor. The principal amount of any Advance which is repaid pursuant to SECTION 2.3(C) may be reborrowed by the Borrowers, subject to the terms and conditions of this Agreement, in accordance with the terms of this SECTION 2.1. The Agent's and each Lender's books and records reflecting the date and the amount of each Advance and each repayment of principal thereof shall constitute prima facie evidence of the accuracy of the information contained therein, subject to the provisions of SECTION 4.7.

MANNER OF BORROWING REVOLVING CREDIT LOANS. Borrowings under the Revolving Credit Facility shall be made as follows:

          (Q) REQUESTS FOR ADVANCES. A REQUEST FOR AN ADVANCE SHALL BE MADE, OR SHALL BE DEEMED TO BE MADE, IN THE FOLLOWING MANNER:

 a Financial Officer of the Borrowers (or another authorized officer designated by a Financial Officer of the Borrowers and listed on SCHEDULE 2.2 hereto)
                 shall deliver to the Agent a Notice of Proposed Advance/Conversion/Continuation, in the form of EXHIBIT B hereto (the
 "Borrowing Notice") with respect to a Prime Advance, not later than 11:00 a.m.
   (Atlanta time) on the Business Day of the proposed Prime Advance, and with respect to a LIBOR Advance, so long as no Default or Event of Default exists or would occur as a result of such an
  Advance, not later than 11:00 a.m. on the second (2nd) Business Day prior to the Business Day of the proposed LIBOR Advance. The Borrowing Notice shall contain the information requested therein including, without limitation, a statement that an Advance is requested, the amount of the proposed Advance, the date of the proposed Advance and whether it is a Prime Advance or a LIBOR
   Advance or a combination thereof. Unless the Agent has received notice in accordance with the provisions of SECTION 4.6(C) that a Lender will not make available to the Agent such Lender's ratable portion because of a Default or Event of Default, the Agent shall use commercially reasonable efforts to disburse the proceeds of each Advance not later than 3:30 p.m.
      on the Business Day a Borrowing Notice is received with respect to a
                                Prime Advance and
                        not later than 3:30 p.m. on the
   second (2nd) Business Day following the receipt of a Borrowing Notice with respect to a LIBOR Advance. The Borrowing Notice shall be given in accordance with the provisions of SECTION 4.1 hereof; provided, however, that upon written notice from Agent, the Borrowers Representative shall thereafter include in each Borrowing Notice the amount of Availability after giving effect to such requested Advance, subject to SECTION 4.3 hereof, failure to pay any amount required to be paid under this Agreement, the Notes or any other Loan Documents (whether as principal, interest, fees, costs or any other such Secured Obligations, but excluding the amounts in SUBSECTION (III) of this
 SECTION 2.2) by the due date set forth in SECTION 4.3 hereof, shall be deemed to be a request for an Advance on such due date in the amount required to pay such amount, unless payment is otherwise made by the Borrowers,
(A) the receipt by the Agent of notification from an Issuing Bank to the effect that a drawing has been made under a Letter of Credit and that a Borrower has failed to reimburse the Issuing Bank therefor in accordance with the terms of the Letter of Credit, the Reimbursement Agreement and ARTICLE 3, or (B) the receipt by Agent of a demand for reimbursement by a Clearing Bank pursuant to the provisions of any Blocked Account Agreement, shall be deemed to be a request for an Advance on the date such notification or demand is received in the amount set forth in such notice or demand.

 (R) NOTIFICATION TO LENDERS. UNLESS THE AGENT HAS ELECTED PERIODIC SETTLEMENTS PURSUANT TO Section 4.7, THE AGENT SHALL PROMPTLY NOTIFY THE LENDERS OF ANY
 BORROWING NOTICE DELIVERED OR DEEMED GIVEN PURSUANT TO THIS Section 2.2(a) BY
          12:00 NOON (ATLANTA TIME) ON THE PROPOSED ADVANCE DATE WITH
RESPECT TO ANY ADVANCE. THE NOTICE FROM THE AGENT TO THE LENDERS SHALL SET FORTH
  THE INFORMATION CONTAINED IN THE APPLICABLE BORROWING NOTICE. NOT LATER THAN 1:30 P.M. (ATLANTA TIME) ON THE PROPOSED ADVANCE DATE, EACH LENDER WILL MAKE
AVAILABLE TO THE AGENT, FOR THE ACCOUNT OF THE BORROWERS, AT THE AGENT'S OFFICE
 IN FUNDS IMMEDIATELY AVAILABLE TO THE AGENT, AN AMOUNT EQUAL TO SUCH LENDER'S
               COMMITMENT PERCENTAGE OF THE ADVANCE TO BE MADE ON
                               SUCH ADVANCE DATE.

(S) CONVERSION/CONTINUATION OF ADVANCES. PRIME ADVANCES SHALL CONTINUE AS PRIME ADVANCES UNLESS AND UNTIL SUCH PRIME ADVANCES ARE CONVERTED INTO LIBOR ADVANCES PURSUANT TO A BORROWING NOTICE, PROVIDED THAT, AT SUCH TIME, NO EVENT OF DEFAULT
              EXISTS. EACH LIBOR ADVANCE SHALL CONTINUE AS A LIBOR
  ADVANCE UNTIL THE END OF THE LIBOR PERIOD, AT WHICH TIME SUCH LIBOR ADVANCE SHALL BE AUTOMATICALLY CONVERTED INTO A PRIME ADVANCE UNLESS THE BORROWERS SHALL HAVE GIVEN THE AGENT A BORROWING NOTICE REQUESTING THAT, AT THE END OF THE LIBOR
              PERIOD, SUCH LIBOR ADVANCE EITHER BE CONVERTED INTO
       A PRIME ADVANCE OR, SO LONG AS NO EVENT OF DEFAULT EXISTS OR WILL
        OCCUR FROM THE EXTENSION THEREOF, CONTINUE AS A LIBOR ADVANCE FOR
       THE NEXT LIBOR PERIOD. ANY CONVERSION OF ANY LIBOR ADVANCE SHALL BE
        MADE ON, AND ONLY ON, THE LAST DAY OF THE LIBOR PERIOD APPLICABLE
THERETO AND THE BORROWERS SHALL GIVE AGENT A BORROWING NOTICE PRIOR TO THE DATE
   OF THE REQUESTED CONVERSION OR CONTINUATION COMPLYING WITH THE TIMING AND INFORMATIONAL REQUIREMENTS SET FORTH IN Section 2.2(a) HEREOF AND, IN ADDITION,
                                  SPECIFYING:

         (i) the requested date, which shall be a Business Day, of such conversion or continuation,

      (ii) the aggregate amount and type of converted or continued Advance,
                                      and

      (iii) the amount and type(s) of Advance(s) into which such Advance is to be converted or continued.

   (T) DISBURSEMENT OF LOANS. EACH BORROWER HEREBY IRREVOCABLY AUTHORIZES THE AGENT TO DISBURSE THE PROCEEDS OF EACH ADVANCE REQUESTED,
      OR DEEMED TO BE REQUESTED, PURSUANT TO THIS Section 2.2 AS FOLLOWS:
     the proceeds of each Advance requested under SECTION 2.2(A)(I) shall be disbursed by the Agent in Dollars in immediately available funds, (A) in the case of the initial Advance, in accordance with notice from the Borrowers to the Agent referred to in SECTION 5.1(C)(XIII), and (B) in the case of each subsequent Advance, by wire transfer to the Disbursement Account, or by wire transfer to such other account as designated in writing by the Borrowers at least two (2) Business Days prior to the borrowing date of such proposed Advance, the proceeds of each Advance deemed requested under SECTION 2.2 (A)(II) OR (III) or (IV) shall be disbursed by the Agent by way of direct payment of the relevant interest or Secured Obligation, as the case may be, and the proceeds of each Advance deemed requested under SECTION 2.2(A)(V) shall be disbursed by the Agent directly to the Clearing Bank on behalf of the applicable
                                   Borrower.

REPAYMENT OF REVOLVING CREDIT LOANS. The Revolving Credit Loans will be repaid as follows:

(U) WHETHER OR NOT ANY DEFAULT OR EVENT OF DEFAULT HAS OCCURRED, THE OUTSTANDING PRINCIPAL AMOUNT OF ALL THE REVOLVING CREDIT LOANS IS DUE AND PAYABLE, AND SHALL
    BE REPAID BY THE BORROWERS IN FULL, NOT LATER THAN THE TERMINATION DATE;

  (V) IF AT ANY TIME THE AGGREGATE OUTSTANDING UNPAID PRINCIPAL AMOUNT OF THE REVOLVING CREDIT LOANS EXCEEDS THE BORROWING BASE IN EFFECT AT SUCH TIME (SUCH
EXCESS REFERRED TO HEREIN AS AN "OVEREXTENSION"), THE BORROWERS SHALL REPAY THE
 REVOLVING CREDIT LOANS IN AN AMOUNT SUFFICIENT TO REDUCE THE AGGREGATE UNPAID
   PRINCIPAL AMOUNT OF SUCH REVOLVING CREDIT LOANS BY AN AMOUNT EQUAL TO THE OVEREXTENSION, TOGETHER WITH ACCRUED AND UNPAID INTEREST ON THE AMOUNT OF THE
                  OVEREXTENSION TO THE DATE OF REPAYMENT; AND

(W) THE BORROWERS HEREBY INSTRUCT THE AGENT TO REPAY THE REVOLVING CREDIT LOANS OUTSTANDING ON ANY DAY IN AN AMOUNT EQUAL TO THE AMOUNT RECEIVED BY THE AGENT ON
                      SUCH DAY PURSUANT TO Section 8.1(b).

REVOLVING CREDIT NOTE. Each Lender's Revolving Credit Loans and the joint and several obligation of the Borrowers to repay such Revolving Credit Loans shall also be evidenced by a Revolving Credit Note payable to the order of such Lender. Each Revolving Credit Note shall be dated the Effective Date and be duly and validly executed and delivered by the Borrowers.

                            LETTER OF CREDIT FACILITY

ISSUANCE. Subject to the terms and conditions of the Agreement, Agent and the Lenders agree to incur, from time to time prior to the Termination Date, upon the request of the Borrowers and for the Borrowers' account, Letter of Credit Obligations by causing Letters of Credit to be issued (by a bank or other legally authorized Person selected by and acceptable to Agent in its sole discretion (each, an "Issuing Bank")) for the Borrowers' account and guaranteed by Agent; provided, however, that if the Issuing Bank is a Lender, then such Letters of Credit shall not be guaranteed by Agent but rather each Lender shall, subject to the terms and conditions hereinafter set forth, purchase (or be deemed to have purchased) risk participations in all such Letters of Credit issued with the written consent of Agent, as more fully described in SECTION 3.2(B)(II) below. The aggregate amount of all such Letter of Credit Obligations shall not at any time exceed the lesser of (i) the Letter of Credit Facility, or (ii) the Borrowing Base less the aggregate outstanding principal balance of the Revolving Credit Loans. No such Letter of Credit shall have an expiry date which is more than one year following the date of issuance thereof, and neither Agent nor the Lenders shall be under any obligation to incur Letter of Credit Obligations in respect of, or purchase risk participations in, any Letter of Credit having an expiry date which is later than five (5) Business Days prior to the Termination Date.

ADVANCES AUTOMATIC; PARTICIPATIONS.

     (X) IN THE EVENT THAT AGENT OR ANY LENDER SHALL MAKE ANY PAYMENT ON OR
      PURSUANT TO ANY LETTER OF CREDIT OBLIGATION, SUCH PAYMENT SHALL THEN
       BE DEEMED AUTOMATICALLY TO CONSTITUTE A REVOLVING CREDIT LOAN UNDER
         Section 2.1 OF THE AGREEMENT REGARDLESS OF WHETHER A DEFAULT OR
           EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING AND
        NOTWITHSTANDING THE BORROWERS' FAILURE TO SATISFY THE CONDITIONS
                   PRECEDENT SET FORTH IN Article 5, AND EACH
        LENDER SHALL BE OBLIGATED TO PAY AN AMOUNT CALCULATED BY APPLYING
       SUCH LENDER'S COMMITMENT PERCENTAGE TO THE AGGREGATE AMOUNT OF SUCH
        PAYMENT. THE FAILURE OF ANY LENDER TO MAKE AVAILABLE TO AGENT FOR
        AGENT'S OWN ACCOUNT AN AMOUNT EQUIVALENT TO A LENDER'S COMMITMENT
                            PERCENTAGE AS TO ANY SUCH
       REVOLVING CREDIT LOAN OR PAYMENT BY AGENT UNDER OR IN RESPECT OF A
      LETTER OF CREDIT SHALL NOT RELIEVE ANY OTHER LENDER OF ITS OBLIGATION
        HEREUNDER TO MAKE AVAILABLE TO AGENT AN AMOUNT EQUIVALENT TO SUCH
        OTHER LENDER'S COMMITMENT PERCENTAGE WITH RESPECT THERETO, BUT NO
                            BREACH BY A LENDER SHALL
         CAUSE AN INCREASE IN ANY OTHER LENDER'S COMMITMENT PERCENTAGE.

       (Y) IF IT SHALL BE ILLEGAL OR UNLAWFUL FOR THE BORROWERS TO INCUR REVOLVING CREDIT LOANS IN THE CIRCUMSTANCES CONTEMPLATED BY PARAGRAPH
      (A) ABOVE BECAUSE OF AN EVENT OF DEFAULT DESCRIBED IN Section 12.1(g)
        OR (h) OR OTHERWISE OR IF IT SHALL BE ILLEGAL OR UNLAWFUL FOR ANY
           LENDER TO BE DEEMED TO HAVE ASSUMED A RATABLE SHARE OF THE
      REIMBURSEMENT OBLIGATIONS OWED TO AN ISSUING BANK, OR IF THE ISSUING
                   BANK IS A LENDER, THEN (I) IMMEDIATELY AND
        WITHOUT FURTHER ACTION WHATSOEVER, EACH LENDER SHALL BE DEEMED TO
          HAVE IRREVOCABLY AND UNCONDITIONALLY PURCHASED FROM AGENT (OR
        SUCH ISSUING BANK, AS THE CASE MAY BE) AN UNDIVIDED INTEREST AND
             PARTICIPATION IN AN AMOUNT EQUIVALENT TO SUCH LENDER'S
                       COMMITMENT PERCENTAGE (BASED ON THE
       COMMITMENTS) OF THE LETTER OF CREDIT OBLIGATIONS IN RESPECT OF ALL
       LETTERS OF CREDIT THEN OUTSTANDING AND (II) THEREAFTER, IMMEDIATELY
      UPON ISSUANCE OF ANY LETTER OF CREDIT, EACH LENDER SHALL BE DEEMED TO
       HAVE IRREVOCABLY AND UNCONDITIONALLY PURCHASED FROM AGENT (OR SUCH
                            ISSUING BANK, AS THE CASE
          MAY BE) AN UNDIVIDED INTEREST AND PARTICIPATION IN AN AMOUNT
         EQUIVALENT TO SUCH LENDER'S COMMITMENT PERCENTAGE (BASED ON THE
        COMMITMENTS) OF THE LETTER OF CREDIT OBLIGATIONS WITH RESPECT TO
         SUCH LETTER OF CREDIT ON THE DATE OF SUCH ISSUANCE. EACH LENDER
                       SHALL FUND ITS PARTICIPATION IN ALL
     PAYMENTS OR DISBURSEMENTS MADE UNDER THE LETTERS OF CREDIT IN THE SAME
      MANNER AS PROVIDED IN THE AGREEMENT WITH RESPECT TO REVOLVING CREDIT
                   LOANS AS SET OUT IN Section 2.2(b) HEREOF.

CASH COLLATERAL.

 IF ANY LETTER OF CREDIT OBLIGATIONS, WHETHER OR NOT THEN DUE AND PAYABLE, SHALL
  FOR ANY REASON BE OUTSTANDING ON THE TERMINATION DATE OR AN EVENT OF DEFAULT SHALL HAVE OCCURRED, THE BORROWERS SHALL, AT THE REQUEST OF THE AGENT, EITHER
   (I) PROVIDE CASH COLLATERAL THEREFOR IN THE MANNER DESCRIBED ABOVE, OR (II) CAUSE ALL SUCH LETTERS OF CREDIT AND GUARANTIES THEREOF TO BE CANCELED AND
     RETURNED, OR (III) DELIVER A STAND-BY LETTER (OR LETTERS) OF CREDIT IN GUARANTEE OF SUCH LETTER OF CREDIT OBLIGATIONS, WHICH STAND-BY LETTER (OR
 LETTERS) OF CREDIT SHALL BE OF LIKE TENOR AND DURATION AS, AND BE IN AN AMOUNT EQUAL TO 101% OF THE AGGREGATE THEN AVAILABLE TO BE DRAWN UNDER, THE LETTERS OF CREDIT TO WHICH SUCH OUTSTANDING LETTER OF CREDIT OBLIGATIONS RELATE AND SHALL
BE ISSUED BY A PERSON, AND SHALL BE SUBJECT TO SUCH TERMS AND CONDITIONS, AS ARE
  BE SATISFACTORY TO AGENT IN ITS SOLE DISCRETION (THE "REPLACEMENT LETTERS OF
   CREDIT"). IF THE BORROWERS ARE REQUIRED TO PROVIDE CASH COLLATERAL FOR ANY LETTER OF CREDIT OBLIGATIONS PURSUANT TO THE FIRST SENTENCE OF THIS Section 3.3,
 THE BORROWERS WILL PAY TO AGENT, FOR THE BENEFIT OF THE LENDERS, CASH OR CASH EQUIVALENTS IN AN AMOUNT EQUAL TO 101% OF THE MAXIMUM AMOUNT THEN AVAILABLE TO
BE DRAWN UNDER EACH LETTER OF CREDIT OUTSTANDING. SUCH FUNDS OR CASH EQUIVALENTS
   SHALL BE HELD BY AGENT IN A CASH COLLATERAL ACCOUNT (THE "CASH COLLATERAL ACCOUNT") MAINTAINED AT A BANK OR FINANCIAL INSTITUTION ACCEPTABLE TO AGENT.
 THE CASH COLLATERAL ACCOUNT SHALL BE IN THE NAME OF THE BORROWERS AND SHALL BE PLEDGED TO, AND SUBJECT TO THE CONTROL OF, AGENT, FOR THE BENEFIT OF AGENT AND
  LENDERS, IN A MANNER SATISFACTORY TO AGENT. EACH BORROWER HEREBY PLEDGES AND GRANTS TO AGENT, ON BEHALF OF ITSELF AND LENDERS, A SECURITY INTEREST IN ALL SUCH FUNDS AND CASH EQUIVALENTS HELD IN ANY CASH COLLATERAL ACCOUNT FROM TIME TO TIME AND ALL PROCEEDS THEREOF, AS SECURITY FOR THE PAYMENT OF ALL AMOUNTS
      DUE IN RESPECT OF THE LETTER OF CREDIT OBLIGATIONS AND OTHER SECURED OBLIGATIONS, WHETHER OR NOT THEN DUE. THIS AGREEMENT SHALL CONSTITUTE A SECURITY
                        AGREEMENT UNDER APPLICABLE LAW.

 (Z) FROM TIME TO TIME AFTER FUNDS ARE DEPOSITED IN THE CASH COLLATERAL ACCOUNT BY THE BORROWERS, WHETHER BEFORE OR AFTER THE TERMINATION DATE, AGENT MAY APPLY
 SUCH FUNDS OR CASH EQUIVALENTS THEN HELD IN THE CASH COLLATERAL ACCOUNT TO THE PAYMENT OF ANY AMOUNTS, IN SUCH ORDER AS AGENT MAY ELECT, AS SHALL BE OR SHALL BECOME DUE AND PAYABLE BY THE BORROWERS TO LENDERS WITH RESPECT TO SUCH LETTER
                OF CREDIT OBLIGATIONS OF THE BORROWERS AND, UPON
                THE SATISFACTION IN FULL OF ALL LETTER OF CREDIT
      OBLIGATIONS, TO ANY OTHER SECURED OBLIGATIONS THEN DUE AND PAYABLE.

 (AA) NO BORROWER NOR ANY PERSON CLAIMING ON BEHALF OF OR THROUGH ANY BORROWER SHALL HAVE ANY RIGHT TO WITHDRAW ANY OF THE FUNDS OR CASH EQUIVALENTS HELD IN
THE CASH COLLATERAL ACCOUNT, EXCEPT THAT UPON THE TERMINATION OR SATISFACTION IN FULL OF ALL LETTER OF CREDIT OBLIGATIONS AND THE PAYMENT OF ALL AMOUNTS PAYABLE BY THE BORROWERS TO LENDERS IN RESPECT THEREOF, ANY FUNDS REMAINING IN THE CASH
 COLLATERAL ACCOUNT SHALL BE HELD AND APPLIED TO OTHER SECURED OBLIGATIONS THEN DUE AND OWING AND UPON PAYMENT IN FULL OF ALL SECURED OBLIGATIONS, ANY REMAINING AMOUNT SHALL BE PAID TO THE BORROWERS OR AS OTHERWISE REQUIRED BY LAW.

FEES AND EXPENSES. The Borrowers, jointly and severally, agree to pay to Agent, for the benefit of the Lenders, as compensation to such Lenders for Letter of Credit Obligations incurred hereunder, (a) all costs and expenses incurred by Agent or any Lender on account of such Letter of Credit Obligations, and (b) for each month during which any Letter of Credit Obligation shall remain outstanding, an amount equal to the fee set forth in SECTION 4.2(D) hereof. Such fee shall be paid to Agent, for the benefit of the Lenders, in accordance with the terms of SECTION 4.2(D).

REQUEST FOR INCURRENCE OF LETTER OF CREDIT OBLIGATIONS. The Borrowers shall give Agent at least two (2) Business Days prior written or electronic notice requesting approval of the issuance, or a guarantee, of any Letter of Credit, specifying the date such Letter of Credit Obligation is to be incurred, identifying the beneficiary to which such Letter of Credit Obligation relates and describing the nature of the transactions proposed to be supported thereby. The notice shall be accompanied by the form of the Letter of Credit (which shall be acceptable to the Issuing Bank) to be guaranteed. Notwithstanding anything contained herein to the contrary, Letter of Credit applications by the Borrowers and approvals by Agent may be made and transmitted pursuant to electronic codes and security measures mutually agreed upon and established by and among such Borrower, Agent and the Issuing Bank.

OBLIGATION ABSOLUTE. The obligation of the Borrowers to reimburse Agent and the Lenders for payments made with respect to any Letter of Credit Obligation shall be absolute, unconditional and irrevocable, without necessity of presentment, demand, protest or other formalities, and the obligations of each Lender to make payments to Agent with respect to Letters of Credit shall be unconditional and irrevocable. Such obligations of the Borrowers and the Lenders to Agent shall be paid strictly in accordance with the terms hereof under all circumstances including the following circumstances:

ANY LACK OF VALIDITY OR ENFORCEABILITY OF ANY LETTER OF CREDIT OR THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY OTHER AGREEMENT; THE EXISTENCE OF ANY CLAIM,
 SET-OFF, DEFENSE OR OTHER RIGHT WHICH ANY BORROWER OR ANY OF ITS AFFILIATES OR ANY LENDER MAY AT ANY TIME HAVE AGAINST A BENEFICIARY OR ANY TRANSFEREE OF ANY
LETTER OF CREDIT (OR ANY PERSONS OR ENTITIES FOR WHOM ANY SUCH TRANSFEREE MAY BE ACTING), AGENT, ANY LENDER, OR ANY OTHER PERSON, WHETHER IN CONNECTION WITH THE AGREEMENT, THE LETTER OF CREDIT, THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN OR ANY UNRELATED TRANSACTION (INCLUDING ANY UNDERLYING TRANSACTION BETWEEN SUCH
 BORROWER OR ANY OF ITS AFFILIATES AND THE BENEFICIARY FOR WHICH THE LETTER OF
   CREDIT WAS PROCURED); ANY DRAFT, DEMAND, CERTIFICATE OR ANY OTHER DOCUMENT PRESENTED UNDER ANY LETTER OF CREDIT PROVING TO BE FORGED, FRAUDULENT, INVALID
    OR INSUFFICIENT IN ANY RESPECT OR ANY STATEMENT THEREIN BEING UNTRUE OR INACCURATE IN ANY RESPECT; PAYMENT BY AGENT OR ANY ISSUING BANK UNDER ANY LETTER
    OF CREDIT OR GUARANTY THEREOF AGAINST PRESENTATION OF A DEMAND, DRAFT OR CERTIFICATE OR OTHER DOCUMENT WHICH DOES NOT COMPLY WITH THE TERMS OF SUCH
     LETTER OF CREDIT OR SUCH GUARANTY; ANY OTHER CIRCUMSTANCE OR HAPPENING WHATSOEVER, WHICH IS SIMILAR TO ANY OF THE FOREGOING; OR THE FACT THAT A DEFAULT
         OR AN EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING.

INDEMNIFICATION; NATURE OF LENDERS' DUTIES.

       (BB) IN ADDITION TO AMOUNTS PAYABLE BY THE BORROWERS TO AGENT AND
         LENDERS AS ELSEWHERE PROVIDED IN THIS AGREEMENT, THE BORROWERS
           HEREBY, JOINTLY AND SEVERALLY, AGREE TO PAY AND TO PROTECT,
           INDEMNIFY, AND SAVE HARMLESS AGENT AND EACH LENDER FROM AND
                      AGAINST ANY AND ALL CLAIMS, DEMANDS,
      LIABILITIES, DAMAGES, LOSSES, COSTS, CHARGES AND EXPENSES (INCLUDING
      ATTORNEYS' FEES AND, AFTER AND DURING THE CONTINUANCE OF AN EVENT OF
        DEFAULT, ALLOCATED COSTS OF INTERNAL COUNSEL) WHICH AGENT OR ANY
          LENDER MAY INCUR OR BE SUBJECT TO AS A CONSEQUENCE, DIRECT OR
                          INDIRECT, OF (I) THE ISSUANCE
       OF ANY LETTER OF CREDIT OR GUARANTY THEREOF, OR (II) THE FAILURE OF
      AGENT OR ANY LENDER SEEKING INDEMNIFICATION OR OF ANY ISSUING BANK TO
        HONOR A DEMAND FOR PAYMENT UNDER ANY LETTER OF CREDIT OR GUARANTY
         THEREOF AS A RESULT OF ANY ACT OR OMISSION, WHETHER RIGHTFUL

     OR WRONGFUL, OF ANY PRESENT OR FUTURE DE JURE OR DE FACTO GOVERNMENT OR GOVERNMENTAL AUTHORITY, IN EACH CASE OTHER THAN TO THE EXTENT SOLELY AS A RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF AGENT OR SUCH
      LENDER (AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION).

     (CC) AS BETWEEN AGENT AND ANY LENDER AND THE BORROWERS, THE BORROWERS, JOINTLY AND SEVERALLY, HEREBY ASSUME ALL RISKS OF THE ACTS AND
     OMISSIONS OF, OR MISUSE OF ANY LETTER OF CREDIT BY BENEFICIARIES OF ANY
          LETTER OF CREDIT. IN FURTHERANCE AND NOT IN LIMITATION OF THE FOREGOING, TO THE FULLEST EXTENT PERMITTED BY LAW NEITHER AGENT NOR ANY
      LENDER SHALL BE RESPONSIBLE: (I) FOR THE FORM, VALIDITY, SUFFICIENCY,
       ACCURACY, GENUINENESS OR LEGAL EFFECT OF ANY DOCUMENT ISSUED BY ANY PARTY IN CONNECTION WITH THE APPLICATION FOR AND ISSUANCE OF ANY LETTER OF CREDIT, EVEN IF IT SHOULD IN FACT PROVE TO BE IN ANY OR ALL RESPECTS
      INVALID, INSUFFICIENT, INACCURATE, FRAUDULENT OR FORGED; (II) FOR THE VALIDITY OR SUFFICIENCY OF ANY INSTRUMENT TRANSFERRING OR ASSIGNING OR PURPORTING TO TRANSFER OR ASSIGN ANY LETTER OF CREDIT OR THE RIGHTS OR BENEFITS THEREUNDER OR PROCEEDS THEREOF, IN WHOLE OR IN PART, WHICH MAY PROVE TO BE INVALID OR INEFFECTIVE FOR ANY REASON; (III) FOR FAILURE OF THE BENEFICIARY OF ANY LETTER OF CREDIT TO COMPLY FULLY WITH CONDITIONS
        REQUIRED IN ORDER TO DEMAND PAYMENT UNDER SUCH LETTER OF CREDIT; PROVIDED THAT, IN THE CASE OF ANY PAYMENT BY AGENT UNDER ANY LETTER OF
      CREDIT OR GUARANTY THEREOF, AGENT SHALL BE LIABLE TO THE EXTENT SUCH PAYMENT WAS MADE SOLELY AS A RESULT OF ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT (AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION) IN DETERMINING THAT THE DEMAND FOR PAYMENT UNDER SUCH LETTER OF CREDIT
          OR GUARANTY THEREOF COMPLIES ON ITS FACE WITH ANY APPLICABLE REQUIREMENTS FOR A DEMAND FOR PAYMENT UNDER SUCH LETTER OF CREDIT OR GUARANTY THEREOF; (IV) FOR ERRORS, OMISSIONS, INTERRUPTIONS OR DELAYS
     IN TRANSMISSION OR DELIVERY OF ANY MESSAGES, BY MAIL, CABLE, TELEGRAPH, TELEX OR OTHERWISE, WHETHER OR NOT THEY BE IN CIPHER; (V) FOR ERRORS IN
      INTERPRETATION OF TECHNICAL TERMS; (VI) FOR ANY LOSS OR DELAY IN THE
      TRANSMISSION OR OTHERWISE OF ANY DOCUMENT REQUIRED IN ORDER TO MAKE A
        PAYMENT UNDER ANY LETTER OF CREDIT OR GUARANTY THEREOF OR OF THE
       PROCEEDS THEREOF; (VII) FOR THE APPLICATION OF THE PROCEEDS OF ANY
     DRAWING UNDER ANY LETTER OF CREDIT OR GUARANTY THEREOF; AND (VIII) FOR ANY CONSEQUENCES ARISING FROM CAUSES BEYOND THE CONTROL OF AGENT OR ANY LENDER. NONE OF THE ABOVE SHALL AFFECT, IMPAIR, OR PREVENT THE VESTING
      OF ANY OF AGENT'S OR ANY LENDER'S RIGHTS OR POWERS HEREUNDER OR UNDER
                            THE OTHER LOAN DOCUMENTS.

    (DD) NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT OR TO EXPAND ANY WAIVERS, COVENANTS OR INDEMNITIES MADE BY ANY BORROWER IN FAVOR OF ANY ISSUING BANK IN ANY LETTER OF CREDIT APPLICATION, REIMBURSEMENT AGREEMENT OR SIMILAR DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN SUCH
                         BORROWER AND SUCH ISSUING BANK.

                             GENERAL LOAN PROVISIONS

INTEREST.

                       (EE) GENERAL INTEREST PROVISIONS.

 Interest. The Borrowers, jointly and severally, agree to pay interest to Agent on the aggregate amount of the Revolving Credit Loans from time to time outstanding, for the ratable benefit of Lenders, in accordance with the type of
   Advance being made by each Lender, in arrears on each applicable Interest Payment Date, for the relevant period at a rate equal to (A) for Prime Advances, the Prime Option, or (B) for LIBOR Advances, the LIBOR Option. The LIBOR Option
   may be exercised by a Borrower for all, or any portion, of the outstanding amounts under the Revolving Credit Facility pursuant to SECTION 2.2 hereof. The
 Borrowers shall not be entitled to select, convert to or continue LIBOR Option Advances under the Revolving Credit Facility if a Default or Event of Default exists hereunder. In the event of any change in the Chase Manhattan Bank Rate, the rate of the Prime Option shall change as of the first day of the first month following such change and shall be based on the Chase Manhattan Bank Rate in effect on the last day of the immediately preceding month.

 LIBOR Advance Limitations. The LIBOR elections must be for $5,000,000 or whole multiples thereof and in no event may the Borrowers have in the aggregate more than six (6) LIBOR Advances outstanding at one time. If a LIBOR election is not timely made or cannot be made, or if LIBOR cannot be determined, then the Agent shall use the Prime Option to compute interest.

  LIBOR Breakage Costs. In addition, the Borrowers are, jointly and severally, liable for, and shall pay to the Agent, for the benefit of the Lenders, upon the written request of the Agent, as reimbursement to the Agent and/or the Lenders for any loss, costs or expenses incurred by the Agent, the Lenders or both as a result of: (A) any payment or prepayment on a date other than the last day of a
  LIBOR Period for such LIBOR Advance, or (B) any failure of the Borrowers to borrow a LIBOR Advance on the date for such borrowing specified in the relevant notice, a prepayment fee calculated at the rate of three-quarters of one percent
  (.75%) per annum of the face amount of the LIBOR Advance so paid or prepaid, from the period from the date of receipt of such payment or prepayment, or the date of such failure to borrow, to the last day of such LIBOR Period (the "Breakage Fee"). The determination by the Agent, the Lenders, or both, of the Breakage Fee, when set forth in a written notice to the Borrowers, containing their respective calculations thereof in reasonable detail, shall be conclusive on the Borrowers, in the absence of manifest error. Calculation of all amounts payable to the Agent, the Lenders or both under this paragraph with regard to
   LIBOR Advances shall be made as though the Agent, the Lenders or both had actually funded the LIBOR Advances through the purchase of deposits in the relevant market and currency, as the case may be, bearing interest at the rate applicable to such LIBOR Advances in an amount equal to the amount of the LIBOR
   Advances and having a maturity comparable to the relevant interest period; provided, however, that the Agent and the Lenders may fund each of the LIBOR
   Advances in any manner the Agent and the Lenders see fit and the foregoing assumption shall be used only for calculation of amounts payable under this paragraph.

   APPLICATION OF PROCEEDS TO LOANS. SUBJECT TO Section 12.3 HEREOF, THE AGENT AND THE LENDERS SHALL APPLY ALL PROCEEDS OF COLLATERAL AND ALL OTHER AMOUNTS RECEIVED BY IT FROM OR ON BEHALF OF THE BORROWERS (I) FIRST, TO THE AGENT TO
 PAY ALL COSTS AND EXPENSES INCLUDING, WITHOUT LIMITATION, INDEMNIFIED AMOUNTS,
         THAT HAVE NOT BEEN REIMBURSED TO AGENT BY THE BORROWERS OR THE

 LENDERS, INCLUDING INTEREST THEREON, IF ANY; (II) SECOND, TO THE AGENT TO PAY
  ANY FEES DUE THE AGENT HEREUNDER, INCLUDING INTEREST THEREON, IF ANY; (III) THIRD, TO THE LENDERS FOR ANY INDEMNIFIED AMOUNTS AND COSTS AND EXPENSES PAID TO
   OR REIMBURSED TO THE AGENT; (IV) FOURTH, TO THE LENDERS TO PAY ANY UNPAID PRINCIPAL AND ACCRUED INTEREST ON THE REVOLVING CREDIT LOANS AND THE OTHER
    SECURED OBLIGATIONS THEN OUTSTANDING WHICH PAYMENTS SHALL BE APPLIED (A)
     INITIALLY TO THE PRIME ADVANCES OUTSTANDING TO THE BORROWERS, AND (B) SUBSEQUENTLY TO LIBOR ADVANCES OUTSTANDING TO THE BORROWERS; PROVIDED, HOWEVER, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE AGENT AND THE LENDERS MAY APPLY
 ALL SUCH AMOUNTS RECEIVED BY IT TO THE PAYMENT OF SECURED OBLIGATIONS IN SUCH
    MANNER AND IN SUCH ORDER AS THE AGENT MAY ELECT IN ITS REASONABLE CREDIT JUDGMENT. IN THE EVENT THAT ANY SUCH AMOUNTS ARE APPLIED TO REVOLVING CREDIT
     LOANS WHICH ARE LIBOR ADVANCES, SUCH APPLICATION SHALL BE TREATED AS A PREPAYMENT OF SUCH LOANS AND THE AGENT AND THE LENDERS SHALL BE ENTITLED TO
                INDEMNIFICATION PURSUANT TO Section 4.1(a)(iii).

     (FF) NON-BUSINESS DAY PAYMENTS. IF ANY PAYMENT ON THE REVOLVING CREDIT LOANS BECOMES DUE AND PAYABLE ON A DAY OTHER THAN A BUSINESS DAY, THE MATURITY THEREOF WILL BE EXTENDED TO THE NEXT SUCCEEDING BUSINESS DAY AND, WITH RESPECT TO PAYMENTS OF PRINCIPAL, INTEREST THEREON SHALL BE
           PAYABLE AT THEN APPLICABLE RATE DURING ANY SUCH EXTENSION.

       (GG) DEFAULT INTEREST. FROM AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT, THE UNPAID PRINCIPAL AMOUNT OF EACH SECURED OBLIGATION SHALL BEAR INTEREST WHILE SUCH EVENT OF DEFAULT IS CONTINUING AT A RATE PER
       ANNUM EQUAL TO THE DEFAULT MARGIN PLUS THE PRIME OPTION, PAYABLE ON DEMAND. THE INTEREST RATE PROVIDED FOR IN THIS Section 4.1(d) SHALL TO THE EXTENT PERMITTED BY APPLICABLE LAW ALSO APPLY TO AND ACCRUE ON THE
      AMOUNT OF ANY JUDGMENT ENTERED WITH RESPECT TO ANY SECURED OBLIGATION
         AND SHALL CONTINUE TO ACCRUE AT SUCH RATE DURING ANY PROCEEDING
                      DESCRIBED IN Section 12.1(g) OR (h).

      (HH) COMPUTATION. THE INTEREST RATES PROVIDED FOR IN THIS Section 4.1
       SHALL BE COMPUTED ON THE BASIS OF A YEAR OF 360 DAYS AND THE ACTUAL
                             NUMBER OF DAYS ELAPSED.

        (II) MAXIMUM RATE. IT IS NOT INTENDED BY THE LENDERS, AND NOTHING CONTAINED IN THIS AGREEMENT OR ANY NOTE SHALL BE DEEMED, TO ESTABLISH OR REQUIRE THE PAYMENT OF A RATE OF INTEREST IN EXCESS OF THE MAXIMUM
        RATE PERMITTED BY APPLICABLE LAW (THE "MAXIMUM RATE"). IF, IN ANY MONTH, THE EFFECTIVE INTEREST RATE, ABSENT SUCH LIMITATION, WOULD HAVE
      EXCEEDED THE MAXIMUM RATE, THEN THE EFFECTIVE INTEREST RATE FOR THAT
         MONTH SHALL BE THE MAXIMUM RATE, AND IF, IN FUTURE MONTHS, THE EFFECTIVE INTEREST RATE WOULD OTHERWISE BE LESS THAN THE MAXIMUM RATE, THEN THE EFFECTIVE INTEREST RATE SHALL REMAIN AT THE MAXIMUM RATE UNTIL SUCH TIME AS THE AMOUNT OF INTEREST PAID HEREUNDER EQUALS THE AMOUNT OF INTEREST WHICH WOULD HAVE BEEN PAID IF THE SAME HAD NOT BEEN LIMITED BY
      THE MAXIMUM RATE. IN THIS CONNECTION, IN THE EVENT THAT, UPON PAYMENT
      IN FULL OF THE SECURED OBLIGATIONS, THE TOTAL AMOUNT OF INTEREST PAID
       OR ACCRUED UNDER THE TERMS OF THIS AGREEMENT IS LESS THAN THE TOTAL
         AMOUNT OF INTEREST WHICH WOULD HAVE BEEN PAID OR ACCRUED IF THE
        EFFECTIVE INTEREST RATE HAD AT ALL TIMES BEEN IN EFFECT, THEN THE
     BORROWERS SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, PAY TO THE LENDERS AN AMOUNT EQUAL TO THE DIFFERENCE BETWEEN (I) THE LESSER OF (A)
       THE AMOUNT OF INTEREST WHICH WOULD HAVE BEEN CHARGED IF THE MAXIMUM
      RATE HAD, AT ALL TIMES, BEEN IN EFFECT AND (B) THE AMOUNT OF INTEREST
                        WHICH WOULD HAVE ACCRUED HAD THE

       EFFECTIVE INTEREST RATE, AT ALL TIMES, BEEN IN EFFECT, AND (II) THE AMOUNT OF INTEREST ACTUALLY PAID OR ACCRUED UNDER THIS AGREEMENT. IN
     THE EVENT THE LENDERS RECEIVE, COLLECT OR APPLY AS INTEREST ANY SUM IN EXCESS OF THE MAXIMUM RATE, SUCH EXCESS AMOUNT SHALL BE APPLIED TO THE
          REDUCTION OF THE PRINCIPAL BALANCE OF THE APPLICABLE SECURED OBLIGATION, AND, IF NO SUCH PRINCIPAL IS THEN OUTSTANDING, SUCH EXCESS
            OR PART THEREOF REMAINING SHALL BE PAID TO THE BORROWERS.

FEES.

       (JJ) FACILITY FEE. IN CONSIDERATION FOR DOCUMENTING, EXTENDING AND CLOSING THE REVOLVING CREDIT FACILITY AND COMMITTING THE FUNDS WITH
     RESPECT THERETO, ON THE EFFECTIVE DATE, THE BORROWERS SHALL PAY TO THE
      AGENT, FOR THE RATABLE BENEFIT OF ITSELF AND THE LENDERS, A FACILITY
         FEE IN THE AMOUNT OF (X) ONE-HALF OF ONE PERCENT (.50%) OF THE
      PRINCIPAL AMOUNT OF THE REVOLVING CREDIT FACILITY LESS (Y) AN AMOUNT
      EQUAL TO (1) THE COMMITMENT FEE LESS (2) ALL OUT-OF-POCKET COSTS AND
        EXPENSES (INCLUDING REASONABLE FEES AND EXPENSES OF OUTSIDE LEGAL
          COUNSEL) (THE "FACILITY FEE") INCURRED IN CONNECTION WITH THE
     PREPARATION, EXECUTION AND CLOSING OF THIS TRANSACTION, WHICH FEE SHALL
          BE FULLY EARNED AND NON-REFUNDABLE AS OF THE EFFECTIVE DATE.

     (KK) ADMINISTRATIVE MANAGEMENT FEE. AS ADDITIONAL CONSIDERATION FOR THE AGENT'S ONGOING COSTS AND EXPENSES OF MONITORING AND AUDITING THE
      COLLATERAL, BOOKS AND RECORDS AND ADMINISTERING THE REVOLVING CREDIT FACILITY, THE BORROWERS AGREE TO PAY TO THE AGENT THE AMOUNT OF $25,000
      PER ANNUM DURING THE TERM OF THIS REVOLVING CREDIT FACILITY, AND ANY
        EXTENSION THEREOF (EACH AN "ADMINISTRATIVE MANAGEMENT FEE"). THE ADMINISTRATIVE MANAGEMENT FEE SHALL BE PAYABLE IN EQUAL QUARTERLY INSTALLMENTS DURING EACH YEAR OF THE TERM OF THE REVOLVING CREDIT
     FACILITY, AND ANY EXTENSION THEREOF, COMMENCING ON THE EFFECTIVE DATE.
         EACH ADMINISTRATIVE MANAGEMENT FEE SHALL BE FULLY EARNED ON THE
      EFFECTIVE DATE AND EACH ANNUAL ANNIVERSARY THEREAFTER DURING THE TERM
                            OR ANY EXTENSION THEREOF.

       (LL) UNUSED LINE FEE. AS ADDITIONAL COMPENSATION FOR THE COSTS AND
         RISKS IN MAKING THE REVOLVING CREDIT FACILITY AVAILABLE TO THE
       BORROWERS, THE BORROWERS AGREE TO PAY TO THE AGENT, FOR THE RATABLE
     BENEFIT OF THE LENDERS, IN ARREARS, ON THE FIRST (1ST) BUSINESS DAY OF EACH MONTH WITH RESPECT TO THE IMMEDIATELY PRIOR MONTH, DURING THE TERM
      HEREOF OR ANY EXTENSION THEREOF, A FEE OF ONE QUARTER OF ONE PERCENT
        (.25%) PER ANNUM OF THE FOLLOWING AMOUNTS(THE "UNUSED LINE FEE"):

upon the commencement of the Revolving Credit Facility and thereafter and for so long as the aggregate outstanding amount of the Revolving Credit Loans and the Letter of Credit Obligations are less than or equal to $100,000,000, the amount equal to the difference between (i) $100,000,000, and (ii) the sum of the average daily outstanding balances of the Revolving Credit Loans and the Letter of Credit Obligations during such period. if, during the immediately prior month, the aggregate outstanding amount of the Revolving Credit Loans and the Letter of Credit Obligations at any time exceed $100,000,000 but are less than or equal to $115,000,000, then thereafter through the Termination Date, the amount equal to the difference between

(i) $115,000,000, and (ii) the sum of the average daily outstanding balances of the Revolving Credit Loans and the Letter of Credit Obligations during such period. if, during the immediately prior month, the aggregate outstanding amount of the Revolving Credit Loans and the Letter of Credit Obligations at any time exceed $115,000,000, then thereafter through the Termination Date, the amount equal to the difference between (i) $130,000,000, and (ii) the sum of the average daily outstanding balances of the Revolving Credit Loans and the Letter of Credit Obligations during such period.

      (MM) LETTER OF CREDIT CHARGES AND FEES. THE BORROWERS AGREE TO PAY TO AGENT, (I) ALL CHARGES IMPOSED ON THE AGENT OR ANY LENDER BY THE ISSUING BANK IN CONNECTION WITH ANY LETTER OF CREDIT OR GUARANTY
        THEREOF INITIALLY AT THE RATES SET FORTH ON ANNEX I HERETO, WHICH
       CHARGES SHALL NOT BE SUBJECT TO CHANGE UNTIL ONE (1) YEAR AFTER THE
      CLOSING DATE, AND PROVIDED FURTHER, THAT DURING THE TERM HEREOF, SUCH
      CHARGES SHALL NOT INCREASE BY MORE THAN TWENTY-FIVE PERCENT (25%) PER ANNUM OVER THE THEN CURRENT CHARGES, AND (II) FOR THE RATABLE BENEFIT
     OF THE LENDERS AS COMPENSATION TO THE LENDERS FOR ISSUING GUARANTIES IN
       SUPPORT OF LETTERS OF CREDIT, A FEE OF (A) ONE PERCENT (1.00%) PER ANNUM OF THE FACE AMOUNT OF EACH DOCUMENTARY LETTER OF CREDIT PAYABLE
     IN ARREARS ON THE FIRST BUSINESS DAY OF EACH MONTH WITH RESPECT TO THE IMMEDIATELY PRECEDING MONTH UNTIL ALL SUCH LETTER OF CREDIT OBLIGATIONS HAVE BEEN PAID OR OTHERWISE SATISFIED, AND (B) ONE AND ONE-HALF PERCENT
      (1.50%) PER ANNUM OF THE FACE AMOUNT OF EACH STANDBY LETTER OF CREDIT PAYABLE IN ARREARS ON THE FIRST BUSINESS DAY OF EACH MONTH WITH RESPECT
       TO THE IMMEDIATELY PRECEDING MONTH UNTIL ALL SUCH LETTER OF CREDIT OBLIGATIONS HAVE BEEN PAID OR OTHERWISE SATISFIED (EACH FEE IN CLAUSE
      (II) A "LETTER OF CREDIT FEE" AND COLLECTIVELY THE "LETTER OF CREDIT FEES"). UPON THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF
      DEFAULT, THE FOREGOING LETTER OF CREDIT FEES SHALL BE INCREASED BY AN
              AMOUNT EQUAL TO THE LETTER OF CREDIT DEFAULT MARGIN.

         (NN) EARLY TERMINATION FEE. IF FOR ANY REASON THIS AGREEMENT IS
      VOLUNTARILY TERMINATED BY ANY BORROWER OR THE REVOLVING CREDIT LOANS
        HEREUNDER ARE VOLUNTARILY REPAID (EXCLUDING REVOLVING CREDIT LOAN
      PAYMENTS IN THE ORDINARY COURSE OF BUSINESS), ON AN EARLY TERMINATION
          DATE, IN VIEW OF THE IMPRACTICALITY AND EXTREME DIFFICULTY OF
      ASCERTAINING ACTUAL DAMAGES AND BY MUTUAL AGREEMENT OF THE PARTIES AS
        TO A REASONABLE CALCULATION OF LENDERS' LOST PROFITS AS A RESULT
      THEREOF, THE BORROWERS AGREE TO PAY TO AGENT, FOR THE RATABLE BENEFIT
         OF THE LENDERS, UPON THE EFFECTIVE DATE OF SUCH TERMINATION OR
     PREPAYMENT OF ALL OF THE REVOLVING CREDIT LOANS, THE EARLY TERMINATION
                                      FEE.

MANNER OF PAYMENT.

    (OO) NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN AND EXCEPT FOR THE LETTER OF CREDIT CHARGES SET FORTH IN ANNEX I HERETO, WHICH WILL BE
        BILLED BY THE ISSUING BANK, AGENT SHALL INVOICE THE BORROWER ON A
        MONTHLY BASIS FOR ALL INTEREST, FEES, COSTS AND EXPENSES DUE AND
      PAYABLE IN ACCORDANCE WITH THE LOAN DOCUMENTS AND SUCH PAYMENTS SHALL
         BE DUE AND MADE WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT BY THE
       BORROWERS OF SUCH INVOICE, RECEIPT OF WHICH IS TO BE DETERMINED IN
        ACCORDANCE WITH THE PROVISIONS SET FORTH IN Section 15.1 HEREOF;
     PROVIDED, HOWEVER, THAT BORROWER'S LIABILITY FOR SUCH AMOUNTS SHALL NOT
       BE EXCUSED OR TERMINATED BY THE FAILURE OF BORROWER TO RECEIVE SUCH INVOICES OR FOR ANY OTHER REASON WHATSOEVER OTHER THAN PAYMENT THEREOF. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN Section 8.1(b), EACH PAYMENT (INCLUDING PREPAYMENTS) BY THE BORROWERS ON ACCOUNT OF THE PRINCIPAL OF
        OR INTEREST ON THE REVOLVING CREDIT LOANS OR OF ANY OTHER AMOUNTS PAYABLE TO THE LENDERS UNDER THIS AGREEMENT OR ANY NOTE SHALL BE
     MADE NOT LATER THAN 1:00 P.M. (ATLANTA TIME) ON THE DATE SPECIFIED FOR
        PAYMENT UNDER THIS AGREEMENT TO THE AGENT, FOR THE ACCOUNT OF THE
      LENDERS, AT THE AGENT'S OFFICE, IN DOLLARS, IN IMMEDIATELY AVAILABLE
                               FUNDS AND SHALL BE

               MADE WITHOUT ANY SETOFF, COUNTERCLAIM OR DEDUCTION
     WHATSOEVER. ANY PAYMENT RECEIVED AFTER 1:00 P.M. (ATLANTA TIME) ON SUCH
      DAY SHALL BE DEEMED TO HAVE BEEN MADE ON THE NEXT SUCCEEDING BUSINESS
                                      DAY.

 IN THE EVENT THAT THE BORROWERS SHALL FAIL TO PAY THE AMOUNTS INVOICED WITHIN THE TIME PERIOD SET FORTH IN Section 4.3(a), THE BORROWERS HEREBY IRREVOCABLY
  AUTHORIZE EACH LENDER AND EACH AFFILIATE OF SUCH LENDER AND EACH PARTICIPANT HEREIN TO CHARGE ANY ACCOUNT OF THE BORROWERS MAINTAINED WITH SUCH LENDER OR
 WITH SUCH AFFILIATE OR PARTICIPANT WITH SUCH AMOUNTS AS MAY BE NECESSARY FROM TIME TO TIME TO PAY ANY SECURED OBLIGATIONS (WHETHER OR NOT OWED TO SUCH LENDER, AFFILIATE OR PARTICIPANT) WHICH ARE NOT PAID WHEN DUE, AND THE PROCEEDS THEREOF
                SHALL BE APPLIED AS SET FORTH IN Section 4.1(b).

LOAN ACCOUNTS: STATEMENTS OF ACCOUNT.

     (PP) EACH LENDER SHALL OPEN AND MAINTAIN ON ITS BOOKS A LOAN ACCOUNT IN THE BORROWERS' NAME (EACH, A "LOAN ACCOUNT"). EACH LOAN ACCOUNT SHALL SHOW AS DEBITS THERETO EACH ADVANCE MADE UNDER THIS AGREEMENT BY SUCH
     LENDER TO THE BORROWERS AND AS CREDITS THERETO ALL PAYMENTS RECEIVED BY SUCH LENDER AND APPLIED TO THE PRINCIPAL OF SUCH REVOLVING CREDIT LOANS
      OUTSTANDING TO THE BORROWERS, SO THAT THE BALANCE OF THE LOAN ACCOUNT
       AT ALL TIMES REFLECTS THE PRINCIPAL AMOUNT DUE SUCH LENDER FROM THE
                                   BORROWERS.

      (QQ) THE AGENT SHALL MAINTAIN ON ITS BOOKS A CONTROL ACCOUNT FOR THE
           BORROWERS IN WHICH SHALL BE RECORDED (I) THE AMOUNT OF EACH
      DISBURSEMENT MADE HEREUNDER TO THE BORROWERS, (II) THE AMOUNT OF ANY
          PRINCIPAL OR INTEREST DUE OR TO BECOME DUE FROM THE BORROWERS
        HEREUNDER, AND (III) THE AMOUNT OF ANY SUM RECEIVED BY THE AGENT
      HEREUNDER FROM THE BORROWERS AND EACH LENDER'S RATABLE SHARE THEREIN.

      (RR) THE ENTRIES MADE IN THE ACCOUNTS PURSUANT TO subsections (a) AND
     (b) SHALL BE prima facie EVIDENCE, IN THE ABSENCE OF MANIFEST ERROR, OF
      THE EXISTENCE AND AMOUNTS OF THE OBLIGATIONS OF THE BORROWERS THEREIN
        RECORDED AND IN CASE OF DISCREPANCY BETWEEN SUCH ACCOUNTS, IN THE
         ABSENCE OF MANIFEST ERROR, THE ACCOUNTS MAINTAINED PURSUANT TO
                      subsection (b) SHALL BE CONTROLLING.

      (SS) THE AGENT WILL ACCOUNT TO THE BORROWERS MONTHLY WITH A STATEMENT OF REVOLVING CREDIT LOANS, CHARGES AND PAYMENTS MADE TO AND BY THE
     BORROWERS PURSUANT TO THIS AGREEMENT, AND SUCH ACCOUNTS RENDERED BY THE AGENT SHALL BE DEEMED FINAL, BINDING AND CONCLUSIVE, SAVE FOR MANIFEST ERROR, UNLESS THE AGENT IS NOTIFIED BY THE BORROWERS IN WRITING TO THE
        CONTRARY WITHIN FORTY-FIVE (45) DAYS OF THE DATE THE ACCOUNT WAS RECEIVED BY THE BORROWERS. SUCH NOTICE BY THE BORROWERS SHALL BE DEEMED
       AN OBJECTION TO ONLY THOSE ITEMS SPECIFICALLY OBJECTED TO THEREIN. FAILURE OF THE AGENT TO RENDER SUCH ACCOUNT SHALL IN NO WAY AFFECT THE
                RIGHTS OF THE AGENT OR OF THE LENDERS HEREUNDER.

         SECTION 1.2 TERMINATION OF AGREEMENT. On the Termination Date, the Borrowers shall pay to the Agent, for the account of the Lenders, in same day funds, an amount equal to all Secured Obligations then outstanding, including, without limitation, all (i) accrued interest thereon, (ii) all accrued fees provided for hereunder, and (iii) any amounts payable to the Agent and the Lenders pursuant to SECTIONS 4.1, 4.2, 4.8, 15.2, 15.3 and 15.12, and, in addition thereto, shall deliver to the Agent, in respect of each outstanding Letter of Credit, either the Replacement Letter of Credit or the Cash Collateral as provided in SECTION 3.3. Following a notice of termination as provided for in this SECTION 4.5 and upon payment in full of the amounts specified in this SECTION 4.5, this Agreement shall be terminated and the Agent, the Lenders and the Borrowers shall have no further obligations to any other party hereto except for the obligations to the Agent and the Lenders pursuant to
SECTION 15.12 hereof.

MAKING OF ADVANCES.

     (A) NATURE OF OBLIGATIONS OF LENDERS TO MAKE ADVANCES. THE OBLIGATIONS OF THE LENDERS UNDER THIS AGREEMENT TO MAKE ADVANCES ARE SEVERAL AND
                       ARE NOT JOINT OR JOINT AND SEVERAL.

(b) Assumption by Agent. Subject to the provisions of SECTION 4.7 and notwithstanding the occurrence or continuance of a Default or Event of Default or other failure of any condition to the making of Advances hereunder subsequent to the Advances to be made on the Effective Date, unless the Agent shall have received notice from a Lender in accordance with the provisions of SECTION 4.6(C) prior to a proposed borrowing date that such Lender will not make available to the Agent such Lender's ratable portion of the amount to be borrowed on such date, the Agent may assume that such Lender will make such portion available to the Agent in accordance with SECTION 2.2(A), and the Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If and to the extent such Lender shall not make such ratable portion available to the Agent, such Lender and the Borrowers severally agree to repay to the Agent forthwith on demand such corresponding amount (the "Make-Whole Amount"), together with interest thereon for each day from the date such amount is made available to the Borrowers until the date such amount is repaid to the Agent at the Effective Interest Rate or, if lower, subject to SECTION 4.1(C), the Maximum Rate. If such Lender shall repay to the Agent such corresponding amount, the amount so repaid shall constitute such Lender's Commitment Percentage of the Advance made on such borrowing date for purposes of this Agreement. The failure of any Lender to make available its Commitment Percentage of any Advance shall not (without regard to whether the Borrowers shall have returned the amount thereof to the Agent in accordance with this SECTION 4.6) relieve it or any other Lender of its obligation, if any, hereunder to make its Commitment Percentage of such Advance available on such borrowing date, but no Lender shall be responsible for the failure of any other Lender to make available its Commitment Percentage of such Advance on the borrowing date.

                      (C) DELEGATION OF AUTHORITY TO AGENT.

     Without limiting the generality of SECTION 14.1, each Lender expressly authorizes the Agent to determine on behalf of such Lender (A) any reduction or increase of advance rates applicable to the Borrowing Base, so long as such advance rates do not at any time exceed the rates set forth in the Borrowing
Base definition, (B) the creation or elimination of any reserves (other than the
    Letter of Credit Reserve) against the Revolving Credit Facility and the Borrowing Base, and (C) whether or not Inventory shall be deemed to constitute
Eligible Inventory. Such authorization may be withdrawn by the Required Lenders by giving the Agent written notice of such withdrawal signed by the Required
   Lenders; provided, however, that unless otherwise agreed by the Agent such withdrawal of authorization shall not become effective until the thirtieth
 (30th) Business Day after receipt of such notice by the Agent. Thereafter, the Required Lenders shall jointly instruct the Agent in writing regarding such matters with such frequency as the Required Lenders shall jointly determine.

Unless and until the Agent shall have received written notice from the Required
 Lenders that because of a Default or Event of Default the Required Lenders do
    not intend to make available to the Agent such Lenders' ratable share of Advances made after the effective date of such notice, the Agent shall be entitled to continue to make the assumptions described in SECTION 4.6(B). After receipt of the notice described in the preceding sentence, which shall become effective on the third (3rd) Business Day after receipt of such notice by the
Agent unless otherwise agreed by the Agent, the Agent shall be entitled to make the assumptions described in SECTION 4.6(B) as to any Advances as to which it has not received a written notice to the contrary prior to 11:00 a.m. (Atlanta time) on the Business Day next preceding the day on which the Advance is to be made. The Agent shall not be required to make any Advance as to which it shall have received notice from a Lender (which notice will be given to the Borrowers) of such Lender's intention not to make its ratable portion of such Advance available to the Agent. Any withdrawal of authorization under this SECTION
     4.6(C) shall not affect the validity of any Advances made prior to the effectiveness thereof.

SETTLEMENT AMONG LENDERS.

         (B) REVOLVING CREDIT LOANS. IT IS AGREED THAT EACH LENDER'S NET OUTSTANDINGS ARE INTENDED BY THE LENDERS TO BE EQUAL AT ALL TIMES TO SUCH LENDER'S COMMITMENT PERCENTAGE OF THE AGGREGATE PRINCIPAL AMOUNT
         OF ALL REVOLVING CREDIT LOANS OUTSTANDING. NOTWITHSTANDING SUCH AGREEMENT, THE SEVERAL AND NOT JOINT OBLIGATION OF EACH LENDER TO FUND ADVANCES MADE IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT RATABLY IN
      ACCORDANCE WITH SUCH LENDER'S COMMITMENT PERCENTAGE AND EACH LENDER'S RIGHT TO RECEIVE ITS RATABLE SHARE OF PRINCIPAL PAYMENTS ON REVOLVING
     CREDIT LOANS IN ACCORDANCE WITH ITS COMMITMENT PERCENTAGE, THE LENDERS AGREE THAT IN ORDER TO FACILITATE THE ADMINISTRATION OF THIS AGREEMENT
      AND THE LOAN DOCUMENTS THAT SETTLEMENT AMONG THEM MAY TAKE PLACE ON A PERIODIC BASIS IN ACCORDANCE WITH THE PROVISIONS OF THIS Section 4.7.

      (C) SETTLEMENT PROCEDURES AS TO REVOLVING CREDIT LOANS. TO THE EXTENT AND IN THE MANNER HEREINAFTER PROVIDED IN THIS Section 4.7, SETTLEMENT
      AMONG THE LENDERS AS TO REVOLVING CREDIT LOANS MAY OCCUR PERIODICALLY ON SETTLEMENT DATES DETERMINED FROM TIME TO TIME BY THE AGENT, WHICH
     MAY OCCUR BEFORE OR AFTER THE OCCURRENCE OR DURING THE CONTINUANCE OF A
      DEFAULT OR EVENT OF DEFAULT AND WHETHER OR NOT ALL OF THE CONDITIONS
         SET FORTH IN Section 5.2 HAVE BEEN MET. ON EACH SETTLEMENT DATE
       PAYMENTS SHALL BE MADE BY OR TO THE SETTLEMENT LENDER AND THE OTHER
                     LENDERS IN THE MANNER PROVIDED IN THIS
        Section 4.7 IN ACCORDANCE WITH THE SETTLEMENT REPORT DELIVERED BY
     THE AGENT PURSUANT TO THE PROVISIONS OF THIS Section 4.7 IN RESPECT OF
       SUCH SETTLEMENT DATE SO THAT AS OF EACH SETTLEMENT DATE, AND AFTER
       GIVING EFFECT TO THE TRANSACTIONS TO TAKE PLACE ON SUCH SETTLEMENT
         DATE, EACH LENDER'S NET OUTSTANDINGS SHALL EQUAL SUCH LENDER'S
        COMMITMENT PERCENTAGE OF THE REVOLVING CREDIT LOANS OUTSTANDING.

         (i) Selection of Settlement Dates. If the Agent elects, in its discretion, but subject to the consent of the Settlement
          Lender, to settle accounts among the Lenders with respect to principal amounts of Revolving Credit Loans less frequently than each Business Day, then the Agent shall designate
          periodic Settlement Dates which may occur on any Business Day after the Effective Date;

             provided, however, that the Agent shall designate as a
          Settlement Date any Business Day which is an Interest Payment
         Date; and provided further, that a Settlement Date shall occur at least once during each seven-day period. The Agent shall designate a Settlement Date by delivering to each Lender a
          Settlement Report not later than 12:00 noon (Atlanta time) on the proposed Settlement Date, which Settlement Report shall be with respect to the period beginning on the next preceding
         Settlement Date and ending on such designated Settlement Date.

         (ii) Non-Ratable Loans and Payments. Between Settlement Dates,
           the Agent shall request and the Settlement Lender may (but shall not be obligated to) advance to the Borrowers out of the
          Settlement Lender's own funds, the entire principal amount of any Advance requested or deemed requested pursuant to SECTION 2.2(A) (any such Advance being referred to as a "Non-Ratable
          Loan"). The making of each Non-Ratable Loan by the Settlement
            Lender shall be deemed to be a purchase by the Settlement
              Lender of a 100% participation in each other Lender's
          Commitment Percentage of the amount of such Non-Ratable Loan.
          All payments of principal, interest and any other amount with respect to such Non-Ratable Loan shall be payable to and
             received by the Agent for the account of the Settlement
            Lender. Upon demand by the Settlement Lender, with notice
            thereof to the Agent, each other Lender shall pay to the Settlement Lender, as the repurchase of such participation, an amount equal to 100% of such Lender's Commitment Percentage of the principal amount of such Non-Ratable Loan. Any payments received by the Agent between Settlement Dates which in
          accordance with the terms of this Agreement are to be applied to the reduction of the outstanding principal balance of
          Revolving Credit Loans, shall be paid over to and retained by the Settlement Lender for such application, and such payment to and retention by the Settlement Lender shall be deemed, to the extent of each other Lender's Commitment Percentage of such payment, to be a purchase by each such other Lender of a participation in the Revolving Credit Loans (including the repurchase of participations in Non-Ratable Loans) held by the
          Settlement Lender. Upon demand by another Lender, with notice thereof to the Agent, the Settlement Lender shall pay to the Agent, for the account of such other Lender, as a repurchase of such participation, an amount equal to such other Lender's
          Commitment Percentage of any such amounts (after application thereof to the repurchase of any participations of the
         Settlement Lender in such other Lender's Commitment Percentage of any Non-Ratable Loans) paid only to the Settlement Lender by the Agent.

  Net Decrease in Outstandings. If on any Settlement Date the increase, if any, in the dollar amount of any Lender's Net Outstandings which is required to comply with the first sentence of SECTION 4.7(A) is less than such Lender's Commitment Percentage of amounts received by the Agent but paid only to the Settlement Lender since the next preceding Settlement Date, such Lender and the Agent, in their respective records, shall apply such Lender's Commitment
         Percentage of such amounts to the increase in such Lender's Net Outstandings, and the Settlement Lender shall pay to the Agent, for the account of such Lender, the excess allocable to such Lender.

Net Increase in Outstandings. If on any Settlement Date the increase, if any, in the dollar amount of any Lender's Net Outstandings which is required to comply with the first sentence of SECTION 4.7(A) exceeds such Lender's Commitment Percentage of amounts received by the Agent but paid only to the Settlement
 Lender since the next preceding Settlement Date, such Lender and the Agent, in their respective records, shall apply such Lender's Commitment Percentage of such amounts to the increase in such Lender's Net Outstandings, and such Lender shall pay to the Agent, for the account of the Settlement Lender, any excess.

 No Change in Outstandings. If a Settlement Report indicates that no Revolving
     Credit Loans have been made during the period since the next preceding Settlement Date, then such Lender's Commitment Percentage of any amounts received by the Agent but paid only to the Settlement Lender shall be paid by the Settlement Lender to the Agent, for the account of such Lender. If a Settlement Report indicates that the increase in the dollar amount of a Lender's Net Outstandings which is required to comply with the first sentence of SECTION
   4.7(A) is exactly equal to such Lender's Commitment Percentage of amounts received by the Agent but paid only to the Settlement Lender since the next preceding Settlement Date, such Lender and the Agent, in their respective records, shall apply such Lender's Commitment Percentage of such amounts to the increase in such Lender's Net Outstandings.

Return of Payments. If any amounts received by the Settlement Lender in respect of the Secured Obligations are later required to be returned or repaid by the
  Settlement Lender to the Borrowers or any other obligor or their respective representatives or successors in interest, whether by court order, settlement or otherwise, in excess of the Settlement Lender's Commitment Percentage of all such amounts required to be returned by all Lenders, each other Lender shall, upon demand by the Settlement Lender with notice to the Agent, pay to the Agent for the account of the Settlement Lender, an amount equal to the excess of such
 Lender's Commitment Percentage of all such amounts required to be returned by all Lenders over the amount, if any, returned directly by such Lender. Payments to Agent, Lenders.

Payment by any Lender to the Agent shall be made not later than 1:00 p.m. (Atlanta time) on the Business Day such payment is due, provided that if such payment is due on demand by another Lender, such demand is made on the paying Lender not later than 11:00 a.m. (Atlanta time) on such Business Day. Payment by the Agent to any Lender shall be made by wire transfer, promptly following the Agent's receipt of funds for the account of such Lender and in the type of funds received by the Agent, provided that if the Agent receives such funds at or prior to 1:00 p.m. (Atlanta time), the Agent shall pay such funds to such Lender by 2:00 p.m. (Atlanta time) on such Business Day. If a demand for payment is made after the applicable time set forth above, the payment due shall be made by 2:00 p.m. (Atlanta time) on the first Business Day following the date of such demand.

If a Lender shall, at any time, fail to make any payment to the Agent required hereunder, the Agent may, but shall not be required to, retain payments that would otherwise be made to such Lender hereunder and apply such payments to such Lender's defaulted obligations hereunder, at such time, and in such order, as the Agent may elect in its sole discretion.

With respect to the payment of any funds under this SECTION 4.7(B), whether from the Agent to a Lender or from a Lender to the Agent, the party failing to make full payment when due pursuant to the terms hereof shall, upon demand by the other party, pay such amount together with interest on such amount at the Prime
                                    Option.


     (D) SETTLEMENT OF OTHER SECURED OBLIGATIONS. ALL OTHER AMOUNTS RECEIVED BY THE AGENT ON ACCOUNT OF, OR APPLIED BY THE AGENT TO THE PAYMENT OF,
         ANY SECURED OBLIGATION OWED TO THE LENDERS (INCLUDING, WITHOUT LIMITATION, FEES PAYABLE TO THE LENDERS PURSUANT TO Sections 4.2(c) AND
      (d) AND PROCEEDS FROM THE SALE OF, OR OTHER REALIZATION UPON, ALL OR ANY PART OF THE COLLATERAL FOLLOWING AN EVENT OF DEFAULT) THAT ARE RECEIVED BY THE AGENT ON OR PRIOR TO 1:00 P.M. (ATLANTA TIME) ON A
        BUSINESS DAY WILL BE PAID BY THE AGENT TO EACH LENDER ON THE SAME BUSINESS DAY, AND ANY SUCH AMOUNTS THAT ARE RECEIVED BY THE AGENT AFTER
      1:00 P.M. (ATLANTA TIME) WILL BE PAID BY THE AGENT TO EACH LENDER ON THE FOLLOWING BUSINESS DAY. UNLESS OTHERWISE STATED HEREIN, THE AGENT
        SHALL DISTRIBUTE FEES PAYABLE TO THE LENDERS PURSUANT TO Sections 4.2(c) AND (d) RATABLY TO THE LENDERS BASED ON EACH LENDER'S COMMITMENT
       PERCENTAGE AND SHALL DISTRIBUTE PROCEEDS FROM THE SALE OF, OR OTHER REALIZATION UPON, ALL OR ANY PART OF THE COLLATERAL FOLLOWING AN EVENT
      OF DEFAULT RATABLY TO THE LENDERS BASED ON THE AMOUNT OF THE SECURED
                     OBLIGATIONS THEN OWING TO EACH LENDER.

CHANGED CIRCUMSTANCES.

       (E) EACH BORROWER AGREES THAT IF (I) ANY LAW HEREAFTER IN EFFECT OR
     (II) ANY REQUEST, GUIDELINE OR DIRECTIVE OF ANY GOVERNMENTAL AUTHORITY (WHETHER OR NOT HAVING THE FORCE OF LAW AND WHETHER OR NOT FAILURE TO COMPLY THEREWITH WOULD BE UNLAWFUL) NOT IN EFFECT AS OF THE EFFECTIVE
     DATE WITH RESPECT TO ANY LAW NOW OR HEREAFTER IN EFFECT (AND WHETHER OR
         NOT ANY SUCH LAW IS PRESENTLY APPLICABLE TO ANY LENDER) OR THE INTERPRETATION OR ADMINISTRATION THEREOF BY ANY GOVERNMENTAL AUTHORITY,
        SHALL EITHER (Y)(A) IMPOSE, AFFECT, MODIFY OR DEEM APPLICABLE ANY
      RESERVE, SPECIAL DEPOSIT, CAPITAL MAINTENANCE OR SIMILAR REQUIREMENT
       AGAINST ANY ADVANCE, (B) IMPOSE ON SUCH LENDER ANY OTHER CONDITION
        REGARDING ANY ADVANCE, THIS AGREEMENT, ANY NOTE OR THE FACILITIES
     PROVIDED HEREUNDER, OR (C) RESULT IN ANY REQUIREMENT REGARDING CAPITAL
      ADEQUACY (INCLUDING ANY RISK-BASED CAPITAL GUIDELINES) AFFECTING SUCH LENDER BEING IMPOSED OR MODIFIED OR DEEMED APPLICABLE TO SUCH LENDER OR
      (Z) SUBJECT SUCH LENDER TO ANY TAXES ON THE RECORDING, REGISTRATION, NOTARIZATION OR OTHER FORMALIZATION OF THE REVOLVING CREDIT LOANS OR
     ANY NOTE, AND THE RESULT OF ANY EVENT REFERRED TO IN CLAUSE (I) OR (II)
      ABOVE SHALL BE TO INCREASE THE COST TO SUCH LENDER OF MAKING, FUNDING
          OR MAINTAINING ANY ADVANCE OR TO REDUCE THE AMOUNT OF ANY SUM
      RECEIVABLE BY SUCH LENDER OR SUCH LENDER'S RATE OF RETURN ON CAPITAL
       WITH RESPECT TO ANY ADVANCE TO A LEVEL BELOW THAT WHICH SUCH LENDER
       COULD HAVE ACHIEVED BUT FOR SUCH IMPOSITION, MODIFICATION OR DEEMED APPLICABILITY (TAKING INTO CONSIDERATION SUCH LENDER'S POLICIES WITH
     RESPECT TO CAPITAL ADEQUACY) BY AN AMOUNT DEEMED BY SUCH LENDER (IN THE
      GOOD FAITH EXERCISE OF ITS REASONABLE DISCRETION AND CONSISTENT WITH CUSTOMARY INDUSTRY PRACTICE) TO BE MATERIAL, THEN, UPON DEMAND BY SUCH
      LENDER, EACH BORROWER SHALL IMMEDIATELY PAY TO SUCH LENDER ADDITIONAL AMOUNTS WHICH SHALL BE SUFFICIENT TO COMPENSATE SUCH LENDER FOR SUCH INCREASED COST, TAX OR REDUCED RATE OF RETURN. A CERTIFICATE OF SUCH LENDER TO THE BORROWERS CLAIMING COMPENSATION UNDER THIS Section 4.8
     SHALL BE FINAL, CONCLUSIVE AND BINDING ON ALL PARTIES FOR ALL PURPOSES
                     IN THE ABSENCE OF MANIFEST ERROR. SUCH

  CERTIFICATE SHALL SET FORTH THE NATURE OF THE OCCURRENCE GIVING RISE TO SUCH COMPENSATION, THE ADDITIONAL AMOUNT OR AMOUNTS TO BE PAID TO IT HEREUNDER AND THE METHOD BY WHICH SUCH AMOUNTS WERE DETERMINED. IN DETERMINING SUCH AMOUNT,
     SUCH LENDER MAY USE ANY REASONABLE AVERAGING AND ATTRIBUTION METHODS.

     (F) IF THE INTRODUCTION OF OR ANY CHANGE IN OR IN THE INTERPRETATION OF (IN EACH CASE, AFTER THE DATE HEREOF) ANY LAW OR REGULATION MAKES IT
     UNLAWFUL, OR ANY GOVERNMENTAL AUTHORITY ASSERTS, AFTER THE DATE HEREOF,
         THAT IT IS UNLAWFUL, FOR ANY LENDER TO PERFORM ITS OBLIGATIONS HEREUNDER TO MAKE LIBOR ADVANCES TO FUND OR MAINTAIN LIBOR ADVANCES HEREUNDER, SUCH LENDER SHALL NOTIFY THE AGENT OF SUCH EVENT AND THE
      AGENT SHALL NOTIFY THE BORROWERS OF SUCH EVENT, AND THE RIGHT OF THE BORROWERS TO SELECT LIBOR ADVANCES FOR ANY SUBSEQUENT INTEREST PERIOD
     OR IN CONNECTION WITH ANY SUBSEQUENT CONVERSION OF ANY ADVANCE SHALL BE
          SUSPENDED UNTIL THE AGENT SHALL NOTIFY THE BORROWERS THAT THE
         CIRCUMSTANCES CAUSING SUCH SUSPENSION NO LONGER EXIST, AND THE
        BORROWERS SHALL FORTHWITH PREPAY IN FULL ALL LIBOR ADVANCES THEN
     OUTSTANDING AND SHALL PAY ALL INTEREST ACCRUED THEREON THROUGH THE DATE
      OF SUCH PREPAYMENT OR CONVERSION, UNLESS THE BORROWERS, WITHIN THREE
        (3) BUSINESS DAYS AFTER SUCH NOTICE FROM THE AGENT, REQUESTS THE CONVERSION OF ALL OUTSTANDING LIBOR ADVANCES INTO PRIME ADVANCES;
     PROVIDED THAT, IF THE DATE OF SUCH REPAYMENT OR PROPOSED CONVERSION IS
        NOT THE LAST DAY OF THE INTEREST PERIOD APPLICABLE TO SUCH LIBOR ADVANCES, THE BORROWERS SHALL ALSO PAY ANY AMOUNT DUE PURSUANT TO
                              Section 4.1(a)(iii).

      (G) IF THE AGENT SHALL, AT LEAST ONE (1) BUSINESS DAY BEFORE THE DATE
       OF ANY REQUESTED ADVANCE OR THE EFFECTIVE DATE OF ANY CONVERSION OR
        CONTINUATION OF AN EXISTING ADVANCE TO BE MADE OR CONTINUED AS OR
     CONVERTED INTO A LIBOR ADVANCE (EACH SUCH REQUESTED ADVANCE MADE AND/OR
        TO BE CONVERTED OR TO CONTINUED, A "PENDING ADVANCE"), NOTIFY THE
      BORROWERS THAT THE LIBOR ADVANCE WILL NOT ADEQUATELY REFLECT THE COST
       TO THE LENDERS OF MAKING OR FUNDING SUCH PENDING ADVANCE AS A LIBOR
        ADVANCE OR THAT LIBOR IS NOT DETERMINABLE FROM ANY INTEREST RATE
         REPORTING SERVICE OF RECOGNIZED STANDING, THEN THE RIGHT OF THE
        BORROWERS TO SELECT LIBOR ADVANCES FOR SUCH PENDING ADVANCE, ANY
       SUBSEQUENT ADVANCES IN CONNECTION WITH ANY SUBSEQUENT CONVERSION OR
      CONTINUATION OF ANY ADVANCE SHALL BE SUSPENDED UNTIL THE AGENT SHALL
     NOTIFY THE BORROWERS THAT THE CIRCUMSTANCES CAUSING SUCH SUSPENSION NO
       LONGER EXIST, AND PENDING ADVANCES AND EACH SUCH SUBSEQUENT ADVANCE REQUESTED TO BE MADE, CONTINUED OR CONVERTED SHALL BE MADE OR CONTINUED
                     AS, OR CONVERTED INTO A PRIME ADVANCE.

OBLIGATIONS ABSOLUTE. Each Borrower agrees that the Secured Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Lender with respect thereto. All Secured Obligations shall be conclusively presumed to have been created in reliance hereon. The liabilities of each Borrower under this Agreement shall be absolute and unconditional irrespective of:

(H) ANY CHANGE IN THE TIME, MANNER OR PLACE OF PAYMENT OF, ON IN ANY OTHER TERM OF, ALL OR ANY PART OF THE SECURED OBLIGATIONS, OR ANY OTHER AMENDMENT OR
    WAIVER THEREOF OR ANY CONSENT TO DEPARTURE THEREFROM, INCLUDING, BUT NOT
     LIMITED TO, ANY INCREASE IN THE SECURED OBLIGATIONS RESULTING FROM THE
          EXTENSION OF ADDITIONAL CREDIT TO ANY BORROWER OR OTHERWISE;

      (I) ANY TAKING, EXCHANGE, RELEASE OR NON-PERFECTION OF ANY COLLATERAL
        OR ANY OTHER COLLATERAL SECURING THE SECURED OBLIGATIONS, OR ANY
      RELEASE, AMENDMENT OR WAIVER OF, OR CONSENT TO OR DEPARTURE FROM, ANY
               GUARANTY FOR ALL OR ANY OF THE SECURED OBLIGATIONS;

     (J) ANY CHANGE, RESTRUCTURING OR TERMINATION OF THE CORPORATE STRUCTURE
                        OR EXISTENCE OF ANY BORROWER; OR

      (K) ANY OTHER CIRCUMSTANCE WHICH MIGHT OTHERWISE CONSTITUTE A DEFENSE AVAILABLE TO, OR A DISCHARGE OF, ANY BORROWER OR ANY GUARANTOR, OTHER
        THAN PAYMENT OR SATISFACTION OF THE SECURED OBLIGATIONS OR TO THE EXTENT OF ANY LOSS RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL
     MISCONDUCT OF THE AGENT, ANY LENDER OR THE ISSUING BANK, AS DETERMINED
          BY THE FINAL NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT
                                  JURISDICTION.

 BORROWERS' REPRESENTATIVE. Each of the Borrowers hereby appoints GFCFS as, and GFCFS shall act under this Agreement as, the agent, attorney-in-fact and legal representative of the Borrowers for all purposes hereunder, including, without limitation, requesting Advances and receiving account statements and other notices and communications to the Borrowers (or any of them) from the Agent or any Lender. Accordingly, the parties agree that any and all actions to be taken hereunder by the Borrowers may be taken by GFCFS for and on behalf of the Borrowers, and any and all notices and communications permitted or required to be made by the Agent or any Lender hereunder to the Borrowers, shall be deemed made to all of the Borrowers if delivered to GFCFS. The Agent and the Lenders may rely, and shall be fully protected in relying, on any Borrowing Notice, request for a Letter of Credit, disbursement instruction, report, information or any other notice or communication made or given by GFCFS, whether in its own name, on behalf of any other Borrower or on behalf of "the Borrowers", and neither the Agent nor any Lender shall have any obligation to make any inquiry or request any confirmation from or on behalf of any other Borrower as to the binding effect on it of any such notice, request, instruction, report, information, other notice or communications, provided that the provisions of this SECTION 4.10 shall not be construed so as to preclude any Borrower from taking other actions permitted to be taken by "a Borrower" hereunder. GFCFS may from time to time tender to Agent or Lenders, representations or performance of covenants hereunder and take actions in respect of other matters on behalf of the Borrowers, and any such representations, performance or actions by GFCFS, if accepted by Agent or Lenders, as the case may be, shall (irrespective of whether the particular matter is otherwise authorized elsewhere herein) be conclusively deemed done with the authorization of and on behalf of one or more of the Borrowers, as the circumstances and the specific action taken may indicate.
     Agent and any Lender may in all cases rely on communications from, and representations and actions taken by, GFCFS as though given, delivered, made or taken by or from one or more of the Borrowers, and all such communications, representations and actions shall be binding upon any and every Borrower in whose behalf such communications, representations or actions were purportedly taken by GFCFS. Notwithstanding anything to the contrary herein, nothing in this
    SECTION 4.10 shall be deemed to grant GFCFS the authority to execute any amendment of any Loan Document on behalf of any Borrower.

AGENT ADVANCES.
      (L) THE AGENT HEREBY IS AUTHORIZED BY THE BORROWERS AND THE LENDERS,
         FROM TIME TO TIME IN THE AGENTS' SOLE DISCRETION, (I) AFTER THE
                     OCCURRENCE OF A DEFAULT OR AN EVENT OF

     DEFAULT (BUT WITHOUT CONSTITUTING A WAIVER OF SUCH DEFAULT OR EVENT OF
         DEFAULT), OR (II) AT ANY TIME THAT ANY OF THE OTHER APPLICABLE CONDITIONS PRECEDENT SET FORTH IN Section 5.2 HAVE NOT BEEN SATISFIED,
      TO MAKE ADVANCES TO THE BORROWERS ON BEHALF OF THE LENDERS WHICH THE
        AGENT, IN GOOD FAITH, DETERMINES IS NECESSARY (A) TO PRESERVE OR
       PROTECT THE COLLATERAL, OR ANY PORTION THEREOF, (B) TO ENHANCE THE
      LIKELIHOOD OF REPAYMENT OF THE SECURED OBLIGATIONS, OR (C) TO PAY ANY
     OTHER AMOUNT CHARGEABLE TO THE BORROWERS PURSUANT TO THE TERMS OF THIS
       AGREEMENT, INCLUDING COSTS, FEES, AND EXPENSES (ANY OF THE ADVANCES DESCRIBED IN THIS Section 4.11 BEING HEREINAFTER REFERRED TO AS "AGENT
                                   ADVANCES").

     (M) THE AGENT ADVANCES SHALL BE REPAYABLE ON DEMAND AND SECURED BY THE COLLATERAL, SHALL CONSTITUTE ADVANCES AND SECURED OBLIGATIONS
           HEREUNDER, AND SHALL BEAR INTEREST ON THE PRIME RATE BASIS.

OVERADVANCES.
        (N) THE AGENT MAY MAKE VOLUNTARY OVERADVANCES WITHOUT THE WRITTEN CONSENT OF THE REQUIRED LENDERS FOR INTEREST, FEES OR EXPENSES DUE TO
     LENDERS IN ACCORDANCE WITH THE PROVISIONS HEREOF. IF THE CONDITIONS FOR BORROWING UNDER Section 5.2 CANNOT BE FULFILLED, THE AGENT MAY, BUT IS NOT OBLIGATED TO, KNOWINGLY AND INTENTIONALLY CONTINUE TO MAKE ADVANCES
        (INCLUDING AGENT ADVANCES) TO THE BORROWERS, AT THE REQUEST OF A BORROWER, NOTWITHSTANDING SUCH FAILURE OF CONDITION(S), SO LONG AS, AT ANY TIME, EITHER (I) THE AGGREGATE AMOUNT OF THEN OUTSTANDING REVOLVING CREDIT LOANS WOULD NOT EXCEED THE BORROWING BASE BY MORE THAN AN AMOUNT
        EQUAL TO TEN PERCENT (10%) OF THE AMOUNT OF THE REVOLVING CREDIT FACILITY AND EACH SUCH OVERADVANCE IS LIMITED TO A TERM OF THIRTY (30) DAYS, OR (II) (A) THE AGGREGATE AMOUNT OF OUTSTANDING REVOLVING CREDIT
        LOANS WOULD NOT EXCEED THE BORROWING BASE BY MORE THAN THE AMOUNT PROPOSED BY THE AGENT AND AGREED TO BY THE REQUIRED LENDERS, AND (B)
    SUCH OVERADVANCES ARE MADE PURSUANT TO A PLAN (PROPOSED BY THE AGENT AND
         AGREED TO BY THE REQUIRED LENDERS) FOR THE ELIMINATION OF SUCH OVERADVANCES BUT IN ANY EVENT FOR NO MORE THAN A TERM OF THIRTY (30) DAYS. THE FOREGOING PROVISIONS ARE FOR THE SOLE AND EXCLUSIVE BENEFIT
     OF THE AGENT AND THE LENDERS AND ARE NOT INTENDED TO, AND SHALL NOT BE CONSTRUED TO, CREATE ANY OBLIGATIONS OF THE AGENT OR ANY LENDER TO THE
         BORROWERS WITH RESPECT TO OVERADVANCES OR OTHERWISE BENEFIT THE
          BORROWERS IN ANY WAY. THE OVERADVANCES AND AGENT ADVANCES, AS
      APPLICABLE, THAT ARE MADE PURSUANT TO THIS AGREEMENT SHALL BE SUBJECT
     TO THE SAME TERMS AND CONDITIONS AS ANY OTHER ADVANCE OR OTHER LOAN, AS
      APPLICABLE, EXCEPT THAT THE RATE OF INTEREST APPLICABLE THERETO SHALL
         BE THE PRIME OPTION; PROVIDED, HOWEVER, THAT THE MAKING OF ANY
      OVERADVANCE SHALL NOT CONSTITUTE A WAIVER OF ANY DEFAULT OR EVENT OF
                 DEFAULT THEN IN EXISTENCE OR ARISING THEREFROM.

          (O) IN THE EVENT THE AGENT OBTAINS ACTUAL KNOWLEDGE THAT THE
   AGGREGATE AMOUNT OF OUTSTANDING REVOLVING CREDIT LOANS EXCEEDS THE AMOUNT PERMITTED BY THE PRECEDING PARAGRAPH, REGARDLESS OF THE AMOUNT OF OR REASON FOR
  SUCH EXCESS, THE AGENT SHALL NOTIFY THE LENDERS AS SOON AS PRACTICABLE (AND PRIOR TO MAKING ANY (OR ANY FURTHER) INTENTIONAL OVERADVANCES (EXCEPT FOR AND
EXCLUDING AMOUNTS CHARGED TO THE APPLICABLE LOAN ACCOUNT FOR INTEREST, FEES, OR EXPENSES) UNLESS THE AGENT DETERMINES THAT PRIOR NOTICE WOULD RESULT IN IMMINENT HARM TO THE COLLATERAL OR ITS VALUE), AND THE LENDERS THEREUPON SHALL, TOGETHER
   WITH THE AGENT, JOINTLY DETERMINE THE TERMS OF ARRANGEMENTS THAT SHALL BE IMPLEMENTED WITH THE BORROWERS INTENDED TO REDUCE, WITHIN A REASONABLE TIME, THE
  OUTSTANDING PRINCIPAL AMOUNT OF THE REVOLVING CREDIT LOANS OF THE BORROWERS

       TO AN AMOUNT PERMITTED BY THE PRECEDING PARAGRAPH. IN THE EVENT ANY LENDER DISAGREES OVER THE TERMS OF REDUCTION AND/OR REPAYMENT OF ANY OVERADVANCE, THE TERMS OF REDUCTION AND/OR REPAYMENT THEREOF SHALL BE
       IMPLEMENTED ACCORDING TO THE DETERMINATION OF THE REQUIRED LENDERS.

   (P) EACH LENDER SHALL BE OBLIGATED TO SETTLE WITH THE AGENT AS PROVIDED IN
 Section 4.7 FOR THE AMOUNT OF SUCH LENDER'S RATABLE SHARE OF ANY OVEREXTENSION REPORTED TO SUCH LENDER, ANY OVERADVANCES MADE AS PERMITTED UNDER THIS Section 4.12, AND ANY OVEREXTENSION RESULTING FROM THE CHARGING TO THE APPLICABLE LOAN
                      ACCOUNT INTEREST, FEES, OR EXPENSES.

     (Q) ANY AND ALL OVERADVANCES MADE BY THE AGENT (I) SHALL BE REPAID UPON
       THE DEMAND OF THE AGENT (EXCEPT AS SET FORTH IN Section 4.12(a)(ii)
        WHICH AMOUNTS SHALL BE REPAID PURSUANT TO A PLAN FOR REPAYMENT AS
         DESCRIBED IN Section 4.12(a)(ii) ABOVE), (II) BE SECURED BY THE
        COLLATERAL, AND (III) CONSTITUTE ADVANCES AND SECURED OBLIGATIONS
                                   HEREUNDER.


FUNDING LOSSES. The Borrowers shall compensate each Lender, upon written demand (which demand shall set forth in reasonable detail the basis for requesting such amounts, and which demand shall, absent demonstrable or manifest error, be final, conclusive and binding on all parties), for all losses, expenses and liabilities which such Lender may sustain:

     (R) IF THE BORROWERS FAIL TO FULFILL ON OR BEFORE THE DATE SPECIFIED IN ANY BORROWING NOTICE GIVEN PURSUANT TO Section 2.2 THE APPLICABLE
      CONDITIONS SET FORTH IN Article 5 AND, AS A RESULT, A REQUESTED LIBOR ADVANCE IS NOT MADE ON THE DATE SPECIFIED IN SUCH NOTICE OF BORROWING, OR IF THE BORROWERS FAIL TO CONTINUE OR CONVERT A LIBOR BORROWING AFTER
                GIVING NOTICE THEREOF PURSUANT TO Section 2.2; OR

        (S) IF ANY CONVERSION, REPAYMENT OR PREPAYMENT OF A LIBOR ADVANCE
         OCCURS ON A DATE WHICH IS NOT THE LAST DAY OF THE LIBOR PERIOD
                               APPLICABLE THERETO.

JOINT AND SEVERAL LIABILITY.

                  (a) Joint and Several Liability. Each of the Borrowers acknowledges that (i) it is a co-borrower hereunder and shall be jointly and severally, with the other Borrowers, directly and unconditionally liable to the Agent and the Lenders for the Secured Obligations, (ii) each of the Secured Obligations shall be secured by all of the Collateral, (iii) each of the Borrowers shall have the obligations of co-maker with respect to the Loans, the Notes, and the Secured Obligations, it being agreed that the advances to each Borrower inure to the benefit of all Borrowers, and (iv) the Agent and the Lenders are relying on such joint and several liability of the Borrowers as co-makers in extending the Loans hereunder. Each Borrower hereby unconditionally and irrevocably agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, or interest on, any Loan or other Secured Obligation payable by it to the Agent or any Lender, it will forthwith pay the same, without notice of demand. Notwithstanding anything to the contrary contained in this Agreement, the Agent shall be entitled to rely upon any telephonic request for Advances received by it from any Borrower on behalf of all Borrowers, shall be entitled to rely upon any other request, notice or other communication received by it from any Borrower on behalf of all Borrowers, and shall be entitled to treat its giving of any notice hereunder pursuant to SECTION 15.1 hereof as notice to each and all Borrowers.

                  (b) No Modification or Release of Obligations. No payment or payments made by any of the Borrowers or any other Person or received or collected by the Agent or any Lender from any of the Borrowers or any other Person by virtue of any action or proceeding or any set-off-or appropriation or application at any time or from time to time in reduction of or in payment of the Secured Obligations shall be deemed (except to the extent Secured Obligations are satisfied) to modify, release or otherwise affect the liability of each Borrower under this Agreement, which shall remain liable for the Secured Obligations until the Secured Obligations are paid in full and the Revolving Credit Facility is terminated.

WAIVER OF SURETYSHIP DEFENSES. Each Borrower agrees that the joint and several liability of the Borrowers provided for in SECTION 4.14 shall not be impaired or affected by any modification, supplement, extension or amendment or any contract or Agreement to which the other Borrowers may hereafter agree (other than an Agreement signed by the Agent and all of the Lenders specifically releasing such liability), nor by any delay, extension of time, renewal, compromise or the indulgence granted by the Agent with respect to any of the Secured Obligations, nor by any other agreements or arrangements whatever with any other Borrower or with anyone else, and each Borrower hereby waives all notice of such delay, extension, release, substitution, renewal, compromise or other indulgence, hereby consenting to be bound thereby as fully and effectively as if it had expressly agreed thereto in advance. The liability of each Borrower is direct and unconditional as to all of the Secured Obligations, and may be enforced without requiring the Agent first to resort to any other right, remedy or security. Each Borrower hereby expressly waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Secured Obligations, the Revolving Credit Notes, this Agreement, or any other Loan Document, and any requirement that the Agent protect, secure, marshall, perfect or insure any lien or any property subject thereto (except to the extent required by Applicable Law or this Agreement) or exhaust any right or take any action against any Borrower or any other Person or any collateral, including any rights which may be conferred under applicable law permitting any Person after the Secured Obligations become due, to demand that the Agent first commence proceedings against any other obligor to collect such amounts, the failure of which by the Agent to commence such proceedings would discharge such Person from its obligations.


                              CONDITIONS PRECEDENT
CONDITIONS PRECEDENT TO REVOLVING CREDIT LOANS. Notwithstanding any other provision of this Agreement, the initial Advance will not be made, nor will any initial Letter of Credit be issued, until the fulfillment of each of the following conditions prior to or contemporaneously with the making of the first to be made of such Advances (unless waived in writing by the Agent):

    FEES AND EXPENSES. THE BORROWERS SHALL HAVE PAID ALL OF THE FEES AND ALL EXPENSES PAYABLE ON THE EFFECTIVE DATE REFERRED TO HEREIN, INCLUDING, WITHOUT
    LIMITATION, THE FACILITY FEE, THE ADMINISTRATIVE MANAGEMENT FEE AND ALL OUT-OF-POCKET COSTS AND EXPENSES INCURRED IN CONNECTION WITH THE PREPARATION,
EXECUTION AND CLOSING OF THIS AGREEMENT AND THE TRANSACTION.

SECURITY INTERESTS. THE AGENT SHALL HAVE RECEIVED SATISFACTORY EVIDENCE THAT THE
  AGENT (FOR THE BENEFIT OF ITSELF AND THE LENDERS) HAS A VALID AND PERFECTED
    FIRST PRIORITY SECURITY INTEREST AS OF THE EFFECTIVE DATE IN ALL OF THE
                  COLLATERAL, SUBJECT ONLY TO PERMITTED LIENS.

     CLOSING DOCUMENTS. THE AGENT SHALL HAVE RECEIVED EACH OF THE FOLLOWING DOCUMENTS, ALL OF WHICH SHALL BE SATISFACTORY IN FORM AND SUBSTANCE TO THE AGENT
                      AND ITS COUNSEL AND TO THE LENDERS:


Loan Agreement. This Agreement, duly executed and delivered by each Borrower and each Lender;

           Secretary's Certificate. A certificate of the Secretary or Assistant Secretary of each Borrower in the form attached hereto as EXHIBIT I with the required attachments thereto;

 Good Standing Certificates. A certificate evidencing the good standing of each
    Borrower in the jurisdiction of its incorporation and each other foreign jurisdiction where it is authorized to do business;

   Financial Statements; Projections. Copies of all financial statements and Projections referred to in SECTION 6.1(M) and meeting the requirements thereof;

  Legal Opinions. Signed opinions of Swidler, Berlin, Shereff, Friedman, LLP, general counsel to the Borrowers (with respect to all states other than the following local counsel states) and of local counsel to the Borrowers in Alabama, Arkansas, Indiana, Kentucky, North Carolina, South Carolina, Tennessee,
  Texas and Virginia, substantially in the form attached hereto as EXHIBIT D;

Payoff Letters. A Payoff Letter from First Tennessee Bank National Association, in connection with the Borrowers' existing credit facility;
 Financing Statements. The Financing Statements duly executed and delivered by the Borrowers and acknowledgment copies evidencing the filing of such

Financing Statements in each jurisdiction where such filing may be necessary or appropriate to perfect the Security Interest;

Insurance. Certificates or binders of insurance relating to each of the policies of insurance covering any of the Collateral together with loss payable clauses which comply with the terms of SECTION 8.6;

   Officers' Certificate. A certificate of the Chief Executive Officer, Chief Operating Officer or a Financial Officer of the Borrowers in the form attached hereto as EXHIBIT H;

Borrowing Base Certificate. Certified originals of a Borrowing Base Certificate in the form attached hereto as EXHIBIT C;

  Power of Attorney. An original of the Power of Attorney in the form attached hereto as EXHIBIT F, as executed by each Borrower in favor of Agent;

  Cash Management Agreements. A Blocked Account Agreement, with respect to the Concentration Account, duly executed by a Borrower and the Clearing Bank party thereto;

Initial Borrowing Notice. An initial Borrowing Notice from the Borrowers to the
  Agent requesting the initial Advance and a letter from the Borrowers to the Agent requesting the initial Letters of Credit, each specifying the method of disbursement;

Schedules of Inventory. A Schedule of Inventory prepared as of the Closing Date in accordance with SECTION 8.10(B)(I);

Environmental Reports. Copies of all of the most recent existing reports from a qualified environmental engineering firm or other qualified consultant acceptable to the Agent with respect to investigations and audits of all Real
                                    Estate;

Ancillary Documents. Copies of each of the other Loan Documents duly executed by the parties thereto, together with evidence satisfactory to the Agent of the due authorization and binding effect of each such Loan Document on such party;
                            [Intentionally Omitted];

   Inventory Appraisal. An appraisal of all Inventory, including the Eligible Inventory, prepared at the Borrowers' cost and expense by appraisers selected and retained by the Agent, establishing an appraisal value for Inventory that indicates an Appraised GOB Value of such Inventory at
           levels satisfactory to the Agent; [Intentionally Omitted];
                          [Intentionally Omitted]; and

  General. Such other documents and instruments as the Agent or any Lender may reasonably request.


NOTES. EACH LENDER SHALL HAVE RECEIVED A REVOLVING CREDIT NOTE DULY EXECUTED AND
   DELIVERED BY EACH BORROWER, IN THE FORM ATTACHED HERETO AS Exhibit A, AND
                   COMPLYING WITH THE TERMS OF Sections 2.4.

 OTHER SECURITY DOCUMENTS. THE AGENT SHALL HAVE RECEIVED EACH SECURITY DOCUMENT
   (OTHER THAN THE BLOCKED ACCOUNT AGREEMENTS FOR THE STORE ACCOUNTS AND THE WAREHOUSEMAN AGREEMENTS), DULY EXECUTED BY THE BORROWERS AND SUCH OTHER PARTIES
                                    THERETO.

  AVAILABILITY. THE AGENT SHALL BE PROVIDED WITH EVIDENCE SATISFACTORY TO IT, CONFIRMED BY A CERTIFICATE OF A FINANCIAL OFFICER OF THE BORROWERS, THAT AS OF
MAY 5, 2001, AFTER GIVING EFFECT TO THE INITIAL ADVANCE AND THE ISSUANCE OF ANY
     LETTERS OF CREDIT ON THE EFFECTIVE DATE, AVAILABILITY IS NOT LESS THAN $90,000,000 AND THAT EACH BORROWER'S INDEBTEDNESS IS BEING TIMELY PAID IN A
              MANNER CONSISTENT WITH ITS USUAL BUSINESS PRACTICES.

    NO INJUNCTIONS, ETC. NO ACTION, PROCEEDING, INVESTIGATION, REGULATION OR LEGISLATION SHALL HAVE BEEN INSTITUTED, THREATENED OR PROPOSED BEFORE ANY COURT, GOVERNMENTAL AGENCY OR LEGISLATIVE BODY TO ENJOIN, RESTRAIN, OR PROHIBIT, OR TO
   OBTAIN DAMAGES IN RESPECT OF, OR WHICH IS RELATED TO OR ARISES OUT OF THIS AGREEMENT OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR WHICH,
 IN THE AGENT'S REASONABLE DISCRETION, WOULD MAKE IT INADVISABLE TO CONSUMMATE
                THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

 MATERIAL ADVERSE CHANGE. AS OF THE EFFECTIVE DATE, AND EXCEPT AS DISCLOSED IN THE UNAUDITED FINANCIAL STATEMENTS DESCRIBED IN Section 6.1(m), THERE SHALL NOT
   HAVE OCCURRED ANY CHANGE WHICH IS MATERIALLY ADVERSE, IN THE LENDERS' SOLE DISCRETION, TO THE ASSETS, LIABILITIES, BUSINESSES, OPERATIONS, CONDITION
 (FINANCIAL OR OTHERWISE) OR PROSPECTS OF THE BORROWERS FROM THOSE PRESENTED BY
        THE UNAUDITED FINANCIAL STATEMENTS DESCRIBED IN Section 6.1(m).

     RELEASE OF SECURITY INTERESTS. THE AGENT SHALL HAVE RECEIVED EVIDENCE SATISFACTORY TO IT OF THE RELEASE AND TERMINATION OF ALL LIENS OTHER THAN
                                PERMITTED LIENS.
                            [INTENTIONALLY OMITTED].
                            [INTENTIONALLY OMITTED]

    ALL ADVANCES; LETTERS OF CREDIT. At the time of making of each Advance, including the initial Advance and all subsequent Advances, and the issuance of each Letter of Credit:

    (I) EACH OF THE REPRESENTATIONS AND WARRANTIES, OTHER THAN THE QUALIFIED REPRESENTATIONS, SHALL BE TRUE AND CORRECT IN ALL MATERIAL RESPECTS, AND (II)
EACH OF THE QUALIFIED REPRESENTATIONS SHALL BE TRUE AND CORRECT, IN EACH CASE AT SUCH TIME BOTH WITH AND WITHOUT GIVING EFFECT TO THE ADVANCE TO BE MADE AT SUCH
               TIME AND THE APPLICATION OF THE PROCEEDS THEREOF,


       (T) NO EVENT SHALL HAVE OCCURRED AND BE CONTINUING, OR WOULD RESULT
        FROM THE MAKING OF ANY ADVANCE OR THE INCURRENCE OF ANY LETTER OF
      CREDIT OBLIGATION, AS THE CASE MAY BE, WHICH CONSTITUTES A DEFAULT OR
                              AN EVENT OF DEFAULT;

       (U) EACH OF THE CONDITIONS SET FORTH IN Section 5.1(a) THROUGH (i) (OTHER THAN Section 5.1(c)(xviii) AND 5.1(f)) SHALL CONTINUE TO BE
                   SATISFIED BY THE BORROWERS AS OF SUCH DATE.

   THE CORPORATE ACTIONS OF EACH BORROWER, INCLUDING SHAREHOLDER APPROVAL IF
    NECESSARY, TO AUTHORIZE THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE BORROWINGS HEREUNDER SHALL REMAIN IN
 FULL FORCE AND EFFECT AND THE INCUMBENCY OF OFFICERS SHALL BE AS STATED IN THE
   CERTIFICATES OF INCUMBENCY DELIVERED PURSUANT TO Section 5.1(c)(ii) OR AS SUBSEQUENTLY MODIFIED AND REFLECTED IN A CERTIFICATE OF INCUMBENCY DELIVERED TO
                                 THE AGENT, AND

         (V) EACH REQUEST AND DEEMED REQUEST FOR ANY ADVANCE OR FOR THE INCURRENCE OF ANY LETTER OF CREDIT OBLIGATION HEREUNDER SHALL BE DEEMED TO BE A CERTIFICATION BY EACH BORROWER TO THE AGENT AND THE LENDERS AS
      TO THE MATTERS SET FORTH IN Section 5.2(a) AND (d) AND THE AGENT MAY,
            WITHOUT WAIVING EITHER CONDITION, CONSIDER THE CONDITIONS

     SPECIFIED IN Sections 5.2(a) AND (d) FULFILLED AND A REPRESENTATION BY SUCH BORROWER TO SUCH EFFECT MADE, IF NO WRITTEN NOTICE TO THE CONTRARY IS RECEIVED BY THE AGENT PRIOR TO THE MAKING OF THE ADVANCE THEN TO BE
                                      MADE.


                  REPRESENTATIONS AND WARRANTIES OF BORROWERS
  REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants to the
                      Agent and to the Lenders as follows:

    ORGANIZATION; POWER; QUALIFICATION; FEIN. EACH BORROWER AND EACH OF ITS SUBSIDIARIES IS DULY ORGANIZED OR FORMED, VALIDLY EXISTING AND IN GOOD STANDING
 UNDER THE LAWS OF THE JURISDICTION OF ITS INCORPORATION OR FORMATION, HAS THE LEGAL POWER AND AUTHORITY TO OWN ITS PROPERTIES AND TO CARRY ON ITS BUSINESS AS
   NOW BEING AND HEREAFTER PROPOSED TO BE CONDUCTED AND IS DULY QUALIFIED AND
    AUTHORIZED TO DO BUSINESS IN EACH JURISDICTION IN WHICH FAILURE TO BE SO
      QUALIFIED AND AUTHORIZED WOULD HAVE A MATERIALLY ADVERSE EFFECT. THE JURISDICTIONS IN WHICH SUCH BORROWER IS QUALIFIED TO DO BUSINESS AS A FOREIGN
  CORPORATION ARE LISTED ON Schedule 6.1(a). Schedule 6.1(a) LISTS THE FEDERAL
      EMPLOYER IDENTIFICATION NUMBER OF EACH BORROWER AND EACH SUBSIDIARY.

 SUBSIDIARIES AND OWNERSHIP OF EACH BORROWER. EACH BORROWER'S SUBSIDIARIES, AND ITS OWNERSHIP INTERESTS THEREIN, ARE SET FORTH ON Schedule 6.1(b). EXCEPT AS SET FORTH ON Schedule 6.1(b), EACH BORROWER OWNS 100% OF ALL SUCH SUBSIDIARIES. THE
  OUTSTANDING STOCK OF EACH BORROWER AND EACH OF ITS SUBSIDIARIES HAS BEEN DULY AND VALIDLY ISSUED AND IS FULLY PAID AND NON-ASSESSABLE BY EACH BORROWER AND SUCH SUBSIDIARY AND THE NUMBER AND OWNERS OF SUCH SHARES OF CAPITAL STOCK OF
 EACH BORROWER (EXCEPT FOR GFC) ARE SET FORTH ON Schedule 6.1(b). EXCEPT AS SET FORTH ON Schedule 6.1(b), THERE ARE NO OUTSTANDING RIGHTS TO PURCHASE, OPTIONS, WARRANTS OR SIMILAR RIGHTS OR AGREEMENTS PURSUANT TO WHICH ANY BORROWER (EXCEPT
 FOR GFC) MAY BE REQUIRED TO ISSUE, SELL, REPURCHASE OR REDEEM ANY OF ITS STOCK
    OR OTHER EQUITY SECURITIES OR ANY STOCK OR OTHER EQUITY SECURITIES OF ITS
                                  SUBSIDIARIES.

 AUTHORIZATION OF AGREEMENT, NOTES, LOAN DOCUMENTS AND BORROWING. EACH BORROWER
   HAS THE RIGHT AND POWER AND HAS TAKEN ALL NECESSARY ACTION TO AUTHORIZE THE EXECUTION, DELIVERY AND PERFORMANCE OF EACH OF THE LOAN DOCUMENTS TO WHICH IT IS A PARTY IN ACCORDANCE WITH THEIR RESPECTIVE TERMS. EACH OF THE LOAN DOCUMENTS TO WHICH IT IS A PARTY HAVE BEEN DULY EXECUTED AND DELIVERED BY THE DULY AUTHORIZED
    OFFICERS OF EACH BORROWER, AND EACH IS, OR WHEN EXECUTED AND DELIVERED IN ACCORDANCE WITH THIS AGREEMENT WILL BE, A LEGAL, VALID AND BINDING OBLIGATION OF
            SUCH BORROWER, ENFORCEABLE IN ACCORDANCE WITH ITS TERMS.

COMPLIANCE OF AGREEMENT, NOTES, LOAN DOCUMENTS AND BORROWING WITH LAWS, ETC. THE EXECUTION, DELIVERY AND PERFORMANCE OF EACH OF THE LOAN DOCUMENTS TO WHICH EACH
 BORROWER IS A PARTY IN ACCORDANCE WITH ITS RESPECTIVE TERMS AND THE BORROWINGS HEREUNDER DO NOT AND WILL NOT, BY THE PASSAGE OF TIME, THE GIVING OF NOTICE OR
   OTHERWISE, require any Governmental Approval or violate any applicable law relating to such Borrower or any of its Subsidiaries, conflict with, result in a breach of or constitute a default under (A) the articles or certificate of incorporation or by-laws of such Borrower, (B) any indenture, material agreement or other instrument to which such Borrower is a party or by which any of its property may be bound or (C) any Governmental Approval relating to such
                                 Borrower, or,
result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower other than the
    Security Interest.
  BUSINESS. EACH BORROWER IS ENGAGED PRINCIPALLY IN THE BUSINESS DESCRIBED ON
                                Schedule 6.1(e).

                  COMPLIANCE WITH LAW; GOVERNMENTAL APPROVALS.
     Except as set forth in SCHEDULE 6.1(F), each Borrower has all material Governmental Approvals, including permits relating to federal, state and local Environmental Laws, ordinances and regulations, required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the knowledge of such Borrower, threatened attack by direct or collateral proceeding, and is in compliance with each material Governmental Approval applicable to it and in compliance with all other material Applicable Laws relating to it, including, without being limited to, all material Environmental
  Laws and all material occupational health and safety laws applicable to such
                          Borrower or its properties,

except for instances of noncompliance which would not, singly or in the aggregate, cause a Default or Event of Default or have a Materially Adverse Effect on such Borrower and its Subsidiaries as a whole and in respect of which reserves in respect of such Borrower's or its Subsidiary's reasonably anticipated liability therefor have been established on the books of such Borrower or the Subsidiary, as applicable.

 Without limiting the generality of the above, except as disclosed on a report delivered pursuant to SECTION 5.1(C)(XV) or with respect to matters which could not reasonably be expected to have, singly or in the aggregate, a Materially
                        Adverse Effect on such Borrower:

the operations of such Borrower and each of its Subsidiaries complies in all material respects with all applicable environmental, health and safety requirements of Applicable Law;

such Borrower and each of its Subsidiaries has obtained all applicable environmental, health and safety permits required under Applicable Law, and all permits are in good standing and such Borrower and each of its Subsidiaries is in compliance in all material respects with all terms and conditions of such permits;

neither such Borrower nor any of its Subsidiaries nor any of their respective present or past property or operations are subject to any order from or agreement with any public authority or private party respecting (x) any environmental, health or safety requirements of Applicable Law, (y) any Remedial Action required of such Borrower or such Subsidiary, or (z) any liabilities and costs arising from the Release or threatened Release of a Contaminant into the environment;

none of the operations of such Borrower or of any of its Subsidiaries is subject to any judicial or administrative proceeding alleging a violation of any environmental, health or safety requirement of Applicable Law;

to their knowledge, none of the present nor past operations of such Borrower or any of its Subsidiaries is the subject of any investigation by any public authority evaluating whether any Remedial Action is needed to respond to a Release or threatened Release of a Contaminant into the environment;

neither such Borrower nor any of its Subsidiaries has filed any notice under any requirement of Applicable Law indicating past or present treatment, storage or disposal of a hazardous waste, as that term is defined under 40 CFR Part 261 or any state equivalent; neither such Borrower nor any of its Subsidiaries has filed any notice under any requirement of Applicable Law reporting a Release of a Contaminant into the environment;

except in compliance in all material respects with applicable Environmental Laws, during the course of such Borrower's or any of its Subsidiaries' ownership of or operations on the Real Estate, to the best of such Borrower's knowledge, there have been no (1) generation, treatment, recycling, storage or disposal of hazardous waste, as that term is defined under 40 CFR Part 261 or any state equivalent, (2) use of underground storage tanks or surface impoundments, (3) use of asbestos-containing materials, or (4) use of polychlorinated biphenyls
(PCB) used in hydraulic oils, electrical transformers or other equipment on the Real Estate;

neither such Borrower nor any of its Subsidiaries has entered into any negotiations or agreements with any Person (including, without limitation, any prior owner of any of the Real Estate or other property of such Borrower or any of its Subsidiaries) relating to any Remedial Action or environmentally-related claim;

neither such Borrower nor any of its Subsidiaries has received any notice or claim to the effect that it is or may be liable to any Person as a result of the Release or threatened Release of a Contaminant into the environment;

neither such Borrower nor any of its Subsidiaries has any material contingent liability in connection with any Release or threatened Release of any Contaminant into the environment;

no Environmental Lien has attached to any of the owned Real Estate or other property of such Borrower or of any of its Subsidiaries, or, to the knowledge of any Borrower or any Subsidiary thereof, any of the leased Real Estate;

the presence and condition of all asbestos-containing material which is on or part of the owned Real Estate or, to the knowledge of any Borrower or any Subsidiary thereof, on or part of any of the leased Real Estate (excluding any raw materials used in the manufacture of products or products themselves) do not violate in any material respect any currently applicable requirement of Applicable Law;

neither such Borrower nor any of its Subsidiaries manufactures, distributes or sells, and has not, in the past 20 years, manufactured, distributed or sold, products which contain asbestos-containing material; and


           (A) such Borrower hereby acknowledges and agrees that Agent
           (i) is not now, and has not ever been, in control of any of the Real Estate or any of such Borrower's affairs, and (ii)
          does not have the capacity through the provisions of the Loan
           Documents or otherwise to influence such Borrower's conduct with respect to the ownership, operation or management of any of its Real Estate or compliance with Environmental Laws or
                             Environmental Permits.

   SCHEDULE 6.1(F) sets forth each written notice received by any Borrower or Subsidiary of a material violation of any Environmental Laws and occupational health and safety laws applicable to such Borrower, any of its respective
              Subsidiaries or any of their respective properties.


TITLES TO PROPERTIES. EXCEPT AS SET FORTH IN Schedule 6.1(g), EACH BORROWER AND
 EACH OF ITS SUBSIDIARIES IS THE SOLE OWNER OF AND HAS GOOD AND MARKETABLE FEE SIMPLE TITLE TO OR A VALID LEASEHOLD INTEREST IN ALL ITS OWNED REAL ESTATE, IS
THE SOLE OWNER OF AND HAS VALID AND LEGAL TITLE TO OR A VALID LEASEHOLD INTEREST
 IN ALL PERSONAL PROPERTY AND ASSETS USED IN OR NECESSARY TO THE CONDUCT OF ITS
                                   BUSINESS.

         (W) LIENS. EXCEPT AS SET FORTH IN Schedule 6.1(h), NONE OF THE
         PROPERTIES AND ASSETS OWNED BY ANY BORROWER OR ANY SUBSIDIARY,
          INCLUDING, WITHOUT LIMITATION, THE COLLATERAL, IS SUBJECT TO
           ANY LIEN, EXCEPT PERMITTED LIENS. OTHER THAN THE FINANCING
          STATEMENTS, NO FINANCING STATEMENT UNDER THE UCC OF ANY STATE
         WHICH NAMES ANY BORROWER OR ANY SUBSIDIARY AS DEBTOR AND WHICH
          HAS NOT BEEN TERMINATED HAS BEEN FILED IN ANY STATE OR OTHER
            JURISDICTION, AND NO BORROWER OR ANY OF THEIR RESPECTIVE
           SUBSIDIARIES HAS SIGNED ANY SUCH FINANCING STATEMENT OR ANY
         SECURITY AGREEMENT AUTHORIZING ANY SECURED PARTY THEREUNDER TO
           FILE ANY SUCH FINANCING STATEMENT, EXCEPT TO PERFECT THOSE
                        LIENS LISTED IN Schedule 6.1(h).

       (I) INDEBTEDNESS AND GUARANTIES. SET FORTH ON Schedule 6.1(i) IS A COMPLETE AND CORRECT LISTING OF ALL OF EACH BORROWER'S AND EACH OF ITS SUBSIDIARIES' (I) INDEBTEDNESS FOR MONEY BORROWED AND (II) GUARANTIES.
       EACH BORROWER AND EACH OF ITS SUBSIDIARIES HAS PERFORMED AND IS IN
        COMPLIANCE WITH ALL OF THE MATERIAL TERMS AND PROVISIONS OF SUCH INDEBTEDNESS AND GUARANTIES AND ALL INSTRUMENTS AND AGREEMENTS RELATING THERETO AND NO DEFAULT OR EVENT OF DEFAULT OR EVENT OR CONDITION WHICH,
      WITH NOTICE OR LAPSE OF TIME OR BOTH, WOULD CONSTITUTE SUCH A DEFAULT
        OR EVENT OF DEFAULT, EXISTS WITH RESPECT TO SUCH INDEBTEDNESS OR
                GUARANTIES OR RELATED INSTRUMENTS OR AGREEMENTS.

 (J) LITIGATION. EXCEPT AS SET FORTH ON Schedule 6.1(j), THERE ARE NO ACTIONS, SUITS OR PROCEEDINGS PENDING (NOR, TO THE KNOWLEDGE OF ANY BORROWER, ARE THERE ANY ACTIONS, SUITS OR PROCEEDINGS THREATENED, NOR IS THERE ANY BASIS THEREFOR) AGAINST OR IN ANY OTHER WAY RELATING ADVERSELY TO OR AFFECTING ANY BORROWER OR
  ANY SUBSIDIARY OR ANY OF THEIR RESPECTIVE PROPERTIES, OR WHICH CHALLENGE ANY BORROWER'S RIGHT OR POWER TO ENTER INTO OR PERFORM ANY OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR THE VALIDITY OR ENFORCEABILITY OF
  ANY LOAN DOCUMENT OR ANY ACTION TAKEN THEREUNDER, IN ANY COURT OR BEFORE ANY
      ARBITRATOR OF ANY KIND OR BEFORE OR BY ANY GOVERNMENTAL BODY, WHICH, INDIVIDUALLY OR IN THE AGGREGATE, COULD REASONABLY BE EXPECTED TO HAVE A
   MATERIAL ADVERSE EFFECT ON ANY BORROWER AND ITS SUBSIDIARIES, AS A WHOLE.

  (K) TAX RETURNS AND PAYMENTS. EXCEPT AS SET FORTH ON Schedule 6.1(k) AND FOR IMMATERIAL TAXES, ALL UNITED STATES FEDERAL, STATE AND LOCAL AS WELL AS FOREIGN
 NATIONAL, PROVINCIAL AND LOCAL AND OTHER TAX RETURNS OF EACH BORROWER AND EACH OF ITS SUBSIDIARIES REQUIRED BY APPLICABLE LAW TO BE FILED HAVE BEEN DULY FILED, AND ALL UNITED STATES FEDERAL, STATE AND LOCAL AND FOREIGN NATIONAL, PROVINCIAL AND LOCAL AND OTHER TAXES, ASSESSMENTS AND OTHER GOVERNMENTAL CHARGES OR LEVIES
 UPON SUCH BORROWER AND EACH OF ITS SUBSIDIARIES AND SUCH BORROWER'S AND ANY OF ITS SUBSIDIARIES' PROPERTY, INCOME, PROFITS AND ASSETS WHICH ARE DUE AND PAYABLE HAVE BEEN PAID, EXCEPT ANY SUCH NONPAYMENT WHICH IS AT THE TIME PERMITTED UNDER
 Section 9.6. THE CHARGES, ACCRUALS AND RESERVES ON THE BOOKS OF EACH BORROWER AND EACH OF ITS SUBSIDIARIES IN RESPECT OF UNITED STATES FEDERAL, STATE AND
LOCAL AND FOREIGN NATIONAL, PROVINCIAL AND LOCAL TAXES FOR ALL FISCAL YEARS AND PORTIONS THEREOF SINCE THE ORGANIZATION OF SUCH BORROWER ARE IN THE JUDGMENT OF
 SUCH BORROWER ADEQUATE, AND SUCH BORROWER KNOWS OF NO REASON TO ANTICIPATE ANY ADDITIONAL ASSESSMENTS FOR ANY OF SUCH YEARS WHICH, SINGLY OR IN THE AGGREGATE,
    COULD REASONABLY BE EXPECTED TO HAVE A MATERIALLY ADVERSE EFFECT ON SUCH BORROWER. PROPER AND ACCURATE AMOUNTS HAVE BEEN WITHHELD BY EACH BORROWER FROM
ITS RESPECTIVE EMPLOYEES FOR ALL PERIODS IN FULL COMPLIANCE WITH ALL APPLICABLE
  FEDERAL, STATE, LOCAL AND FOREIGN LAW AND SUCH WITHHOLDINGS HAVE BEEN TIMELY PAID TO THE RESPECTIVE GOVERNMENTAL AUTHORITIES. Schedule 6.1(k) SETS FORTH AS OF THE EFFECTIVE DATE THOSE TAXABLE YEARS FOR WHICH ANY BORROWER'S TAX RETURNS
  ARE CURRENTLY BEING AUDITED BY THE IRS OR ANY OTHER APPLICABLE GOVERNMENTAL AUTHORITY AND ANY ASSESSMENTS OR ASSESSMENTS THREATENED IN WRITING IN CONNECTION
  WITH SUCH AUDIT, OR OTHERWISE CURRENTLY OUTSTANDING. EXCEPT AS DESCRIBED ON
  Schedule 6.1(k), AS OF THE EFFECTIVE DATE, NO BORROWER HAS EXECUTED OR FILED WITH THE IRS OR ANY OTHER GOVERNMENTAL AUTHORITY ANY AGREEMENT OR OTHER DOCUMENT
   EXTENDING, OR HAVING THE EFFECT OF EXTENDING, THE PERIOD FOR ASSESSMENT OR COLLECTION OF ANY CHARGES. EXCEPT AS DISCLOSED IN Schedule 6.1(k) HERETO, NO
   BORROWER OR ANY OF ITS RESPECTIVE PREDECESSORS ARE LIABLE FOR ANY CHARGES:

  (A) UNDER ANY AGREEMENT (INCLUDING ANY TAX SHARING AGREEMENTS) OR (B) TO ANY BORROWER'S KNOWLEDGE, AS A TRANSFEREE. AS OF THE EFFECTIVE DATE, NO BORROWER HAS
 AGREED OR BEEN REQUESTED TO MAKE ANY ADJUSTMENT UNDER CODE SECTION 481(A), BY
    REASON OF A CHANGE IN ACCOUNTING METHOD OR OTHERWISE, WHICH WOULD HAVE A
                           MATERIALLY ADVERSE EFFECT.

(L) BURDENSOME PROVISIONS. NO BORROWER OR ANY OF ITS RESPECTIVE SUBSIDIARIES IS A PARTY TO ANY INDENTURE, AGREEMENT, LEASE OR OTHER INSTRUMENT, OR SUBJECT TO ANY CHARTER OR CORPORATE RESTRICTION, GOVERNMENTAL APPROVAL OR APPLICABLE LAW
   COMPLIANCE WITH THE TERMS OF WHICH COULD REASONABLY BE EXPECTED TO HAVE A MATERIALLY ADVERSE EFFECT ON ANY BORROWER AND ITS SUBSIDIARIES, TAKEN AS A
                                     WHOLE.


                           (M) FINANCIAL STATEMENTS.
    The Borrowers have furnished to the Agent and the Lenders a copy of (A) Borrowers' Form 10-K containing the Consolidated Balance Sheet as at February 3, 2001, and the related statements of income, cash flow and retained earnings for the Fiscal Year then ended, and (B) its unaudited balance sheet as at May 5, 2001, and the related unaudited statement of income for the three (3) Fiscal Months then ended, copies of all of which financial statements are attached hereto as SCHEDULE 6.1(M). Such financial statements are complete and correct and present fairly and in all material respects in accordance with GAAP, the financial position of the Borrowers, on a consolidated basis, as at the dates thereof and the results of operations of the Borrowers, on a consolidated basis, for the periods then ended (except with respect to interim financial statements, for the omission of footnotes and normal year-end adjustments). Except as disclosed or reflected in such financial statements, no Borrower has any material liabilities, contingent or otherwise, and there were no material unrealized or anticipated losses of such Borrower required to be accrued, reserved for, or disclosed in the foregoing financial statements. The Borrowers have furnished to the Agent and the Lenders copies of the projections, dated May
      30, 2001, for the period through and including February 2, 2002 (the "Projections"). The Projections have been prepared by the Borrowers in light of the past operations of the business of the Borrowers and their Subsidiaries and represent, as of the respective dates thereof, the good faith opinion of the Borrowers and its senior management concerning the most probable course of the business of the Borrowers and their Subsidiaries.

  (N) ADVERSE CHANGE. SINCE THE DATE OF THE FINANCIAL STATEMENTS DESCRIBED IN clause (i) OF Section 6.1(m) AND OTHER THAN AS DISCLOSED IN THE UNAUDITED
 FINANCIAL STATEMENTS DESCRIBED IN clause (ii) OF Section 6.1(m), (I) NO CHANGE
   IN THE BUSINESS, ASSETS, LIABILITIES, CONDITION (FINANCIAL OR OTHERWISE), RESULTS OF OPERATIONS OR BUSINESS PROSPECTS OF ANY BORROWER HAS OCCURRED THAT
    HAS HAD, OR MAY HAVE, A MATERIALLY ADVERSE EFFECT, AND (II) NO EVENT HAS OCCURRED OR FAILED TO OCCUR WHICH HAS HAD, OR MAY HAVE, A MATERIALLY ADVERSE
                                    EFFECT.

   (O) BENEFIT PLANS; ERISA. NO BORROWER OR ANY RELATED COMPANY MAINTAINS OR CONTRIBUTES TO ANY BENEFIT PLAN OTHER THAN THOSE LISTED ON Schedule 6.1(o). EACH BENEFIT PLAN IS IN SUBSTANTIAL COMPLIANCE WITH ERISA TO THE EXTENT THAT ERISA IS APPLICABLE, AND NO BORROWER OR ANY RELATED COMPANY HAS RECEIVED ANY NOTICE FROM ANY GOVERNMENTAL AUTHORITY, THE BORROWER'S INDEPENDENT PUBLIC ACCOUNTANTS OR ANY
 ADMINISTRATOR OR INSURER UNDER SUCH BENEFIT PLAN ASSERTING THAT A BENEFIT PLAN
   IS NOT IN COMPLIANCE WITH ERISA. NO MATERIAL LIABILITY TO THE PBGC OR TO A MULTIEMPLOYER PLAN HAS BEEN, OR IS EXPECTED BY ANY BORROWER TO BE, INCURRED BY
                              SUCH BORROWER OR ANY

 RELATED COMPANY. COPIES OF ALL SUCH LISTED BENEFIT PLANS, TOGETHER WITH A COPY OF THE LATEST FORM 5500 (IF ANY) FOR EACH SUCH BENEFIT PLAN, HAVE BEEN DELIVERED TO AGENT. NO BORROWER OR ANY RELATED COMPANY HAS FAILED TO MAKE ANY CONTRIBUTION
 OR PAY ANY AMOUNT DUE AS REQUIRED BY EITHER SECTION 412 OF THE CODE OR SECTION 302 OF ERISA OR THE TERMS OF ANY SUCH BENEFIT PLAN. NO BORROWER OR ANY RELATED COMPANY HAS ENGAGED IN A PROHIBITED TRANSACTION, AS DEFINED IN SECTION 4975 OF
THE CODE, IN CONNECTION WITH ANY BENEFIT PLAN, WHICH WOULD SUBJECT SUCH BORROWER
  TO A MATERIAL TAX ON PROHIBITED TRANSACTIONS IMPOSED BY SECTION 4975 OF THE
   CODE. EXCEPT AS SET FORTH IN Schedule 6.1(o): (I) NO TITLE IV PLAN HAS ANY UNFUNDED VESTED ACCRUED BENEFITS IN EXCESS OF $0.00; (II) NO ERISA EVENT OR
 EVENT DESCRIBED IN SECTION 4062(E) OF ERISA WITH RESPECT TO ANY TITLE IV PLAN HAS OCCURRED OR IS REASONABLY EXPECTED TO OCCUR; (III) THERE ARE NO PENDING, OR
   TO THE KNOWLEDGE OF ANY BORROWER, THREATENED CLAIMS (OTHER THAN CLAIMS FOR BENEFITS IN THE NORMAL COURSE), SANCTIONS, ACTIONS OR LAWSUITS, ASSERTED OR
INSTITUTED AGAINST ANY BENEFIT PLAN OR ANY PERSON AS FIDUCIARY OR SPONSOR OF ANY BENEFIT PLAN; (IV) NO BORROWER OR ANY RELATED COMPANY HAS INCURRED OR REASONABLY
 EXPECTS TO INCUR ANY LIABILITY AS A RESULT OF A COMPLETE OR PARTIAL WITHDRAWAL FROM A MULTIEMPLOYER PLAN; (V) WITHIN THE LAST FIVE YEARS NO TITLE IV PLAN WITH
     UNFUNDED VESTED ACCRUED BENEFITS EQUAL TO OR EXCEEDING $0.00 HAS BEEN TRANSFERRED OUTSIDE OF THE "CONTROLLED GROUP" (WITHIN THE MEANING OF SECTION
   4001(A)(14) OF ERISA) OF SUCH BORROWER OR ANY RELATED COMPANY; AND (VI) NO LIABILITY UNDER ANY TITLE IV PLAN HAS BEEN SATISFIED WITH THE PURCHASE OF A
   CONTRACT FROM AN INSURANCE COMPANY THAT IS NOT RATED AAA BY THE STANDARD & POOR'S CORPORATION OR THE EQUIVALENT BY ANOTHER NATIONALLY RECOGNIZED RATING
                                    AGENCY.

      (P) ABSENCE OF DEFAULTS. NO BORROWER OR ANY OF ITS SUBSIDIARIES IS IN DEFAULT UNDER ITS ARTICLES OR CERTIFICATE OF INCORPORATION OR, IN ANY MATERIAL RESPECT, UNDER ITS BY-LAWS AND NO EVENT HAS OCCURRED, WHICH
     HAS NOT BEEN REMEDIED, CURED OR WAIVED, WHICH CONSTITUTES A DEFAULT OR AN EVENT OF DEFAULT, OR WHICH CONSTITUTES, OR WHICH WITH THE PASSAGE OF
      TIME OR GIVING OF NOTICE OR BOTH WOULD CONSTITUTE, A DEFAULT OR EVENT
         OF DEFAULT BY ANY BORROWER OR ANY OF ITS SUBSIDIARIES UNDER ANY
      MATERIAL AGREEMENT (OTHER THAN THIS AGREEMENT) OR JUDGMENT, DECREE OR
     ORDER TO WHICH ANY BORROWER OR ANY OF ITS SUBSIDIARIES IS A PARTY OR BY WHICH ANY BORROWER, ANY OF ITS SUBSIDIARIES OR ANY BORROWER'S OR ANY OF
      ITS SUBSIDIARIES' PROPERTIES MAY BE BOUND OR WHICH WOULD REQUIRE ANY BORROWER OR ANY OF ITS SUBSIDIARIES TO MAKE ANY PAYMENT UNDER ANY OF
          THE FOREGOING PRIOR TO THE SCHEDULED MATURITY DATE THEREFOR.

     (Q) ACCURACY AND COMPLETENESS OF INFORMATION. ALL SCHEDULES HERETO AND ALL MATERIAL WRITTEN INFORMATION, REPORTS AND OTHER PAPERS AND DATA
     PRODUCED BY OR ON BEHALF OF EACH BORROWER AND FURNISHED TO THE AGENT OR
      ANY LENDER WERE, AT THE TIME THE SAME WERE SO FURNISHED, COMPLETE AND CORRECT IN ALL MATERIAL RESPECTS, TO THE EXTENT NECESSARY TO GIVE THE
        RECIPIENT A TRUE AND ACCURATE KNOWLEDGE OF THE SUBJECT MATTER. NO DOCUMENT FURNISHED OR WRITTEN STATEMENT MADE TO THE AGENT OR ANY LENDER
       BY ANY BORROWER IN CONNECTION WITH THE NEGOTIATION, PREPARATION OR
      EXECUTION OF THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS CONTAINS OR
           WILL CONTAIN ANY UNTRUE STATEMENT OF A FACT MATERIAL TO THE
        CREDITWORTHINESS OF ANY BORROWER OR OMITS OR WILL OMIT TO STATE A
        MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED
                             THEREIN NOT MISLEADING.

      (R) SOLVENCY. EXCEPT AS SET FORTH ON Schedule 6.1(r) HERETO, IN EACH CASE AFTER GIVING EFFECT TO THE INDEBTEDNESS REPRESENTED BY THE
     REVOLVING CREDIT LOANS OUTSTANDING TO EACH BORROWER AND TO BE INCURRED BY EACH BORROWER, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, EACH
        BORROWER IS SOLVENT, HAVING ASSETS OF A FAIR SALABLE VALUE WHICH
      EXCEEDS THE AMOUNT REQUIRED TO PAY ITS DEBTS AS THEY BECOME ABSOLUTE
         AND MATURED (INCLUDING CONTINGENT, SUBORDINATED, UNMATURED AND
          UNLIQUIDATED LIABILITIES BUT EXCLUDING SUBORDINATED BORROWER
      INTERCOMPANY DEBT), AND EACH BORROWER IS ABLE TO AND ANTICIPATES THAT
       IT WILL BE ABLE TO MEET ITS DEBTS (EXCLUDING SUBORDINATED BORROWER
      INTERCOMPANY DEBT) AS THEY MATURE AND HAS ADEQUATE CAPITAL TO CONDUCT
             THE BUSINESS IN WHICH IT IS OR PROPOSES TO BE ENGAGED.

     (S) INVENTORY. ALL INVENTORY INCLUDED IN ANY BORROWING BASE CERTIFICATE DELIVERED TO THE AGENT PURSUANT TO Section 8.10(d) MEETS THE CRITERIA
         ENUMERATED IN THE DEFINITIONS OF ELIGIBLE INVENTORY, EXCEPT AS
         DISCLOSED IN SUCH BORROWING BASE CERTIFICATE OR IN A SUBSEQUENT
      BORROWING BASE CERTIFICATE OR AS OTHERWISE SPECIFICALLY DISCLOSED IN
       WRITING TO THE AGENT. ALL ELIGIBLE INVENTORY IS IN GOOD CONDITION,
     MEETS ALL STANDARDS IMPOSED BY ANY GOVERNMENTAL AGENCY OR DEPARTMENT OR DIVISION THEREOF HAVING REGULATORY AUTHORITY OVER SUCH GOODS, THEIR USE
        OR SALE, AND IS CURRENTLY EITHER USABLE OR SALEABLE IN THE NORMAL COURSE OF A BORROWER'S BUSINESS, EXCEPT TO THE EXTENT RESERVED AGAINST
      IN THE FINANCIAL STATEMENTS DELIVERED PURSUANT TO Section 6.1(m) AND
     Article 10 OR AS DISCLOSED ON A SCHEDULE OF INVENTORY DELIVERED TO THE AGENT PURSUANT TO Section 8.10(b). THE AGENT MAY RELY ON ALL
        STATEMENTS, WARRANTIES OR REPRESENTATIONS MADE IN ANY SCHEDULE OF INVENTORY IN DETERMINING WHICH ITEMS OF INVENTORY LISTED IN SUCH
       SCHEDULE ARE TO BE DEEMED ELIGIBLE INVENTORY. SET FORTH ON Schedule 6.1(s) IS THE (I) ADDRESS (INCLUDING STREET, CITY, COUNTY AND STATE) OF EACH FACILITY AT WHICH INVENTORY IS LOCATED, (II) THE APPROXIMATE COST
       VALUE OF THE INVENTORY LOCATED AT EACH SUCH FACILITY, (III) IF THE FACILITY IS LEASED OR IS A THIRD PARTY WAREHOUSE OR PROCESSOR LOCATION, THE NAME OF THE LANDLORD OR SUCH THIRD PARTY WAREHOUSEMAN OR PROCESSOR,
    AND (IV) IF THE INVENTORY IS CONSIGNED, ALL OUTSTANDING CONSIGNMENT AND
         MEMO CONTRACT AGREEMENTS TO WHICH SUCH BORROWER IS A PARTY. ALL INVENTORY IS LOCATED ON THE PREMISES SET FORTH ON Schedule 6.1(s) OR IS
      IN TRANSIT TO ONE OF SUCH LOCATIONS, EXCEPT AS OTHERWISE DISCLOSED IN
       WRITING TO THE AGENT; NO BORROWER HAS LOCATED INVENTORY AT PREMISES
      OTHER THAN THOSE SET FORTH ON Schedule 6.1(s) AT ANY TIME DURING THE
      FOUR MONTHS IMMEDIATELY PRECEDING THE AGREEMENT DATE. NO INVENTORY IS
                SUBJECT TO ANY LIENS OTHER THAN PERMITTED LIENS.

                                 (T) ACCOUNTS.
   Each Account reflected in the computations included in any Borrowing Base Certificate meets the criteria enumerated in the definition "Eligible Accounts,"
  except as disclosed in such Borrowing Base Certificate or as disclosed in a timely manner in a subsequent Borrowing Base Certificate or otherwise in writing to the Administrative Agent. No Borrower has any knowledge of any fact or circumstance not disclosed to the Agent in a Borrowing Base Certificate or otherwise in writing which would impair the validity or collectibility of any otherwise Eligible Account of $50,000 or more or of otherwise Eligible Accounts which (regardless of the individual amount thereof) aggregate $100,000 or more.

      (U) CHIEF EXECUTIVE OFFICE. THE CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS OF EACH BORROWER AND THE BOOKS AND RECORDS RELATING TO THE COLLATERAL ARE LOCATED AT THE ADDRESS OR ADDRESSES SET FORTH ON
                    Schedule 6.1(u). EXCEPT AS SET FORTH ON

      Schedule 6.1(u) NO BORROWER HAS MAINTAINED ITS CHIEF EXECUTIVE OFFICE OR BOOKS AND RECORDS RELATING TO THE COLLATERAL AT ANY OTHER ADDRESS AT
       ANY TIME DURING THE FIVE YEARS IMMEDIATELY PRECEDING THE AGREEMENT
                                      DATE.

      (V) REAL PROPERTY. NO BORROWER OWNS REAL ESTATE OR LEASES REAL ESTATE OTHER THAN THAT REAL ESTATE DESCRIBED ON Schedule 6.1(v).

      (W) CORPORATE AND FICTITIOUS NAMES. EXCEPT AS OTHERWISE DISCLOSED ON
      Schedule 6.1(w), DURING THE FIVE-YEAR PERIOD PRECEDING THE AGREEMENT DATE, NO BORROWER OR ANY PREDECESSOR THEREOF HAS BEEN KNOWN AS OR USED ANY CORPORATE OR FICTITIOUS NAME OTHER THAN THE CORPORATE NAME OF EACH
                         BORROWER ON THE EFFECTIVE DATE.

     (X) FEDERAL RESERVE REGULATIONS. NO BORROWER OR ANY OF ITS SUBSIDIARIES IS ENGAGED AND NONE WILL ENGAGE, PRINCIPALLY OR AS ONE OF ITS IMPORTANT
       ACTIVITIES, IN THE BUSINESS OF EXTENDING CREDIT FOR THE PURPOSE OF "PURCHASING" OR "CARRYING" ANY "MARGIN STOCK" (AS EACH OF THE QUOTED TERMS IS DEFINED OR USED IN REGULATION U OF THE BOARD OF GOVERNORS OF
      THE FEDERAL RESERVE SYSTEM). NO BORROWER OWNS ANY MARGIN STOCK AND NO
         PART OF THE PROCEEDS OF ANY OF THE ADVANCES WILL BE USED FOR SO
      PURCHASING OR CARRYING MARGIN STOCK OR, IN ANY EVENT, FOR ANY PURPOSE
     WHICH VIOLATES, OR WHICH WOULD BE INCONSISTENT WITH, THE PROVISIONS OF
      REGULATION T, U OR X OF SUCH BOARD OF GOVERNORS. IF REQUESTED BY THE AGENT OR ANY LENDER, EACH BORROWER WILL FURNISH TO THE AGENT AND THE LENDERS A STATEMENT OR STATEMENTS IN CONFORMITY WITH THE REQUIREMENTS
              OF SAID REGULATION T, U OR X TO THE FOREGOING EFFECT.

     (Y) GOVERNMENT REGULATION. NO BORROWER IS AN "INVESTMENT COMPANY" OR A COMPANY "CONTROLLED" BY AN "INVESTMENT COMPANY" (AS EACH OF THE QUOTED
       TERMS IS DEFINED OR USED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED). NO BORROWER IS SUBJECT TO REGULATION UNDER THE PUBLIC UTILITY
        HOLDING COMPANY ACT OF 1935, THE FEDERAL POWER ACT, OR ANY OTHER FEDERAL OR STATE STATUTE THAT RESTRICTS OR LIMITS ITS ABILITY TO INCUR
       INDEBTEDNESS OR TO PERFORM ITS OBLIGATIONS HEREUNDER. ASSUMING THE ACCURACY OF THE REPRESENTATIONS SET FORTH IN Section 13.2 HEREUNDER,
     THE MAKING OF THE REVOLVING CREDIT LOANS AND THE ADVANCES BY LENDERS TO
      EACH BORROWER, THE INCURRENCE OF THE LETTER OF CREDIT OBLIGATIONS ON BEHALF OF EACH BORROWER, THE APPLICATION OF THE PROCEEDS THEREOF AND
     REPAYMENT THEREOF AND THE CONSUMMATION OF THE RELATED TRANSACTIONS WILL
      NOT VIOLATE ANY PROVISION OF ANY SUCH STATUTE OR ANY RULE, REGULATION
           OR ORDER ISSUED BY THE SECURITIES AND EXCHANGE COMMISSION.

     (Z) EMPLOYEE RELATIONS. EACH BORROWER AND EACH OF ITS SUBSIDIARIES HAS ADEQUATE RELATIONS WITH ITS EMPLOYEES AND IS NOT, EXCEPT AS SET FORTH
      ON Schedule 6.1(z), PARTY TO ANY COLLECTIVE BARGAINING AGREEMENT NOR
        HAS ANY LABOR UNION BEEN RECOGNIZED AS THE REPRESENTATIVE OF ANY
      BORROWER'S OR ANY OF ITS SUBSIDIARIES' EMPLOYEES, AND NO BORROWER IS
     AWARE OF ANY PENDING, THREATENED OR CONTEMPLATED STRIKES, WORK STOPPAGE
      OR OTHER MATERIAL LABOR DISPUTES INVOLVING SUCH BORROWER'S OR ANY OF
                          ITS SUBSIDIARIES' EMPLOYEES.

         (AA) INTELLECTUAL PROPERTY. Schedule 6.1(aa) SETS FORTH A CORRECT AND COMPLETE LIST OF ALL INTELLECTUAL PROPERTY OWNED BY EACH BORROWER OR WHICH ANY BORROWER HAS THE RIGHT TO USE. EACH BORROWER OWNS OR POSSESSES ALL INTELLECTUAL PROPERTY REQUIRED TO CONDUCT ITS BUSINESS AS NOW AND PRESENTLY PLANNED TO BE CONDUCTED. NONE OF THE INTELLECTUAL PROPERTY IS SUBJECT TO ANY LICENSING AGREEMENT OR SIMILAR ARRANGEMENT EXCEPT AS SET FORTH ON Schedule 6.1(aa) OR AS ENTERED INTO IN THE SALE OR DISTRIBUTION OF

     THE APPLICABLE BORROWERS' INVENTORY IN THE ORDINARY COURSE OF BUSINESS.
       TO THE BEST OF EACH BORROWER'S KNOWLEDGE, NONE OF THE INTELLECTUAL
      PROPERTY INFRINGES ON OR CONFLICTS WITH ANY OTHER PERSON'S PROPERTY,
        AND NO OTHER PERSON'S PROPERTY INFRINGES ON OR CONFLICTS WITH THE
                             INTELLECTUAL PROPERTY.

           (BB) TRADE NAMES. ALL TRADE NAMES UNDER WHICH ANY BORROWER SELLS INVENTORY, CREATES ACCOUNTS, TO WHICH INSTRUMENTS IN
          PAYMENT OF ACCOUNTS ARE MADE PAYABLE, OR UNDER WHICH IT OWNS
          OR LEASES THE OTHER COLLATERAL (COLLECTIVELY, "TRADE NAMES")
           ARE LISTED ON Schedule 6.1(bb). THE TRADE NAMES ARE MERELY
            TRADE NAMES OR DIVISIONS OF A BORROWER. ALL INVENTORY AND
           OTHER COLLATERAL HELD UNDER THE TRADE NAMES IS OWNED SOLELY
           AND EXCLUSIVELY BY A BORROWER, AND NO OTHER PERSON HAS ANY
          LIEN (OTHER THAN PERMITTED LIENS) OR OTHER INTEREST IN ANY OF
              THE INVENTORY OR OTHER COLLATERAL, INCLUDING, WITHOUT
          LIMITATION, ANY SALES OR PROCEEDS THEREOF, WHETHER SUCH SALES
         OF INVENTORY ARE MADE IN THE NAME OF A BORROWER OR IN THE NAME
                           OF ANY OF THE TRADE NAMES.

BROKERS. EXCEPT AS DISCLOSED ON Schedule 6.1 (cc), NO BROKER OR FINDER ACTING ON
  BEHALF OF ANY BORROWER BROUGHT ABOUT THE OBTAINING, MAKING OR CLOSING OF THE REVOLVING CREDIT FACILITY OR ANY ADVANCES HEREUNDER OR THE RELATED TRANSACTIONS,
 AND NO BORROWER HAS ANY OBLIGATION TO ANY PERSON IN RESPECT OF ANY FINDER'S OR
                     BROKERAGE FEES IN CONNECTION HEREWITH.

   INSURANCE. Schedule 6.1(dd) LISTS ALL COMMERCIAL INSURANCE POLICIES OF ANY NATURE MAINTAINED, AS OF THE EFFECTIVE DATE, FOR CURRENT OCCURRENCES BY EACH
   BORROWER, AS WELL AS A SUMMARY OF THE MATERIAL TERMS OF EACH SUCH POLICY.

 DEPOSIT AND DISBURSEMENT ACCOUNTS. Schedule 6.1(ee) LISTS ALL BANKS AND OTHER
  FINANCIAL INSTITUTIONS AT WHICH ANY BORROWER MAINTAINS DEPOSITS AND/OR OTHER ACCOUNTS AS OF THE EFFECTIVE DATE, INCLUDING ANY DISBURSEMENT ACCOUNTS, AND SUCH
  SCHEDULE CORRECTLY IDENTIFIES THE NAME, ADDRESS AND TELEPHONE NUMBER OF EACH DEPOSITORY, THE NAME IN WHICH THE ACCOUNT IS HELD, A DESCRIPTION OF THE PURPOSE
                OF THE ACCOUNT, AND THE COMPLETE ACCOUNT NUMBER.

           (CC) GOVERNMENT CONTRACTS. EXCEPT AS SET FORTH IN Schedule 6.1(ff), AS OF THE EFFECTIVE DATE, NO BORROWER IS A PARTY TO ANY CONTRACT OR AGREEMENT WITH THE FEDERAL GOVERNMENT OR ANY
         STATE OR MUNICIPAL GOVERNMENT AND THE ACCOUNTS ARE NOT SUBJECT TO THE FEDERAL ASSIGNMENT OF CLAIMS ACT, AS AMENDED (31 U.S.C.
                SECTION 3727) OR ANY SIMILAR STATE OR LOCAL LAW.

     TRADE RELATIONS. EXCEPT AS SET FORTH IN Schedule 6.1(gg), THERE EXISTS NO ACTUAL OR, TO THE KNOWLEDGE OF ANY BORROWER, THREATENED TERMINATION
      OR CANCELLATION OF, OR ANY MATERIAL ADVERSE MODIFICATION OR CHANGE IN THE BUSINESS RELATIONSHIP OF ANY BORROWER WITH ANY SUPPLIER MATERIAL TO
                                 ITS OPERATIONS.

         AGREEMENTS AND OTHER DOCUMENTS. As of the Effective Date, each
 Borrower has made available to the Agent or its counsel, on behalf of Lenders, for their review, accurate and complete copies (or summaries) of all of the following agreements or documents to which it is subject and each of which are listed on SCHEDULE 6.1(HH): supply agreements and purchase agreements not terminable by the applicable Borrower within sixty (60) days following written notice issued by such Borrower and involving transactions in excess of $1,000,000 per annum; and any lease of equipment or Real Estate having a remaining term of one year or longer and requiring aggregate rental and other payments in excess of $500,000 per annum; and as of the Effective Date, each Borrower has made available to the Agent or its counsel, on behalf of Lenders, accurate and complete copies of (A) licenses and permits held by such Borrower, the absence of which could be reasonably likely to have a Materially Adverse Effect; (B) instruments or documents evidencing Indebtedness of such Borrower and any security interest granted by such Borrower with respect thereto; and (C) instruments and agreements evidencing the issuance of any equity securities, warrants, rights or options to purchase equity securities of such Borrower (except with respect to GFC).

             (DD) YEAR 2000 COMPLIANT. EACH BORROWER AND EACH OF ITS
                      SUBSIDIARIES IS YEAR 2000 COMPLIANT.

SURVIVAL OF REPRESENTATION AND WARRANTIES, ETC. All representations and warranties set forth in this ARTICLE 6 and all statements contained in any certificate, financial statement, or other agreements or documents, delivered by or on behalf of any Borrower pursuant to or in connection with this Agreement or any of the Loan Documents at the Closing (and any such representation, warranty or statement made in or in connection with any amendment subsequent thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Agreement Date, at and as of the Effective Date and at and as of the date of each Advance, except that representations and warranties which, by their terms are applicable only to one such date shall be deemed to be made only at and as of such date. All representations and warranties made or deemed to be made under this Agreement shall survive and not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.


                                SECURITY INTEREST

SECURITY INTEREST.

          (EE) TO SECURE THE PAYMENT, OBSERVANCE AND PERFORMANCE OF THE
          SECURED OBLIGATIONS, EACH BORROWER HEREBY MORTGAGES, PLEDGES
            AND ASSIGNS ALL OF THE COLLATERAL OF SUCH BORROWER TO THE
         AGENT, FOR THE BENEFIT OF ITSELF AS AGENT AND THE LENDERS, AND
           GRANTS TO THE AGENT, FOR THE BENEFIT OF ITSELF AS AGENT AND
         THE LENDERS, A CONTINUING FIRST PRIORITY SECURITY INTEREST IN,
                   AND A CONTINUING LIEN UPON, THE COLLATERAL.

               (FF) AS ADDITIONAL SECURITY FOR ALL OF THE SECURED
             OBLIGATIONS, EACH BORROWER GRANTS TO THE AGENT, FOR THE
         BENEFIT OF ITSELF AND THE LENDERS, A SECURITY INTEREST IN, AND
          ASSIGNS TO THE AGENT, FOR THE BENEFIT OF ITSELF AS AGENT AND
         THE LENDERS, ALL OF EACH AND EVERY BORROWER'S RIGHT, TITLE AND
           INTEREST IN AND TO, ANY DEPOSITS OR OTHER SUMS AT ANY TIME
           CREDITED BY OR DUE FROM EACH LENDER AND EACH AFFILIATE OF A
              LENDER TO A BORROWER, OR CREDITED BY OR DUE FROM ANY
          PARTICIPANT OF ANY LENDER TO A BORROWER, WITH THE SAME RIGHTS
          THEREIN AS IF THE DEPOSITS OR OTHER SUMS WERE CREDITED BY OR
           DUE FROM SUCH LENDER. EACH BORROWER HEREBY AUTHORIZES EACH
          LENDER AND EACH AFFILIATE OF SUCH LENDER AND EACH PARTICIPANT
             TO PAY OR DELIVER TO THE AGENT, FOR THE ACCOUNT OF THE
          LENDERS, WITHOUT ANY NECESSITY ON THE AGENT'S OR ANY LENDER'S
          PART TO RESORT TO OTHER SECURITY OR SOURCES OF REIMBURSEMENT
               FOR THE SECURED OBLIGATIONS, AT ANY TIME DURING THE
          CONTINUATION OF ANY EVENT OF DEFAULT OR IN THE EVENT THAT THE
             AGENT, ON BEHALF OF THE LENDERS, SHOULD MAKE DEMAND FOR
          PAYMENT HEREUNDER AND WITHOUT FURTHER NOTICE TO SUCH BORROWER
           (SUCH NOTICE BEING EXPRESSLY WAIVED), ANY OF THE AFORESAID
                                    DEPOSITS

              (GENERAL OR SPECIAL, TIME OR DEMAND, PROVISIONAL OR
               FINAL) OR OTHER SUMS FOR APPLICATION TO ANY SECURED
          OBLIGATION, IRRESPECTIVE OF WHETHER ANY DEMAND HAS BEEN MADE
          OR WHETHER SUCH SECURED OBLIGATION IS MATURE, AND THE RIGHTS
               GIVEN THE AGENT, THE LENDERS, THEIR AFFILIATES AND
         PARTICIPANTS HEREUNDER ARE CUMULATIVE WITH SUCH PERSON'S OTHER
           RIGHTS AND REMEDIES, INCLUDING OTHER RIGHTS OF SET-OFF. THE
         AGENT WILL PROMPTLY NOTIFY THE BORROWERS OF ITS RECEIPT OF ANY
           SUCH FUNDS FOR APPLICATION TO THE SECURED OBLIGATIONS, BUT
                FAILURE TO DO SO WILL NOT AFFECT THE VALIDITY OR
         ENFORCEABILITY THEREOF. THE AGENT MAY GIVE NOTICE OF THE ABOVE
              GRANT OF A SECURITY INTEREST IN AND ASSIGNMENT OF THE
          AFORESAID DEPOSITS AND OTHER SUMS, AND AUTHORIZATION, TO, AND
            MAKE ANY SUITABLE ARRANGEMENTS WITH, ANY LENDER, ANY SUCH
             AFFILIATE OF ANY LENDER OR PARTICIPANT FOR EFFECTUATION
         THEREOF, AND EACH BORROWER HEREBY IRREVOCABLY APPOINT AGENT AS
           ITS ATTORNEY TO COLLECT ANY AND ALL SUCH DEPOSITS OR OTHER
          SUMS TO THE EXTENT ANY SUCH PAYMENT IS NOT MADE TO THE AGENT
             OR ANY LENDER BY SUCH LENDER, AFFILIATE OR PARTICIPANT.

CONTINUED PRIORITY OF SECURITY INTEREST.

          (GG) THE SECURITY INTEREST GRANTED BY EACH BORROWER SHALL AT
           ALL TIMES BE VALID, PERFECTED AND ENFORCEABLE AGAINST SUCH
         BORROWER AND ALL THIRD PARTIES IN ACCORDANCE WITH THE TERMS OF
          THIS AGREEMENT, AS SECURITY FOR THE SECURED OBLIGATIONS, AND
          THE COLLATERAL SHALL NOT AT ANY TIME BE SUBJECT TO ANY LIENS THAT ARE PRIOR TO, ON A PARITY WITH OR JUNIOR TO THE SECURITY
                      INTEREST, OTHER THAN PERMITTED LIENS.

           (HH) EACH BORROWER SHALL, AT ITS COST AND EXPENSE, TAKE ALL
          ACTION THAT MAY BE NECESSARY OR DESIRABLE, OR THAT THE AGENT
           MAY REASONABLY REQUEST, SO AS AT ALL TIMES TO MAINTAIN THE
          VALIDITY, PERFECTION, ENFORCEABILITY AND RANK OF THE SECURITY
         INTEREST IN THE COLLATERAL IN CONFORMITY WITH THE REQUIREMENTS
          OF Section 7.2(a), OR TO ENABLE THE AGENT AND THE LENDERS TO
         EXERCISE OR ENFORCE THEIR RIGHTS HEREUNDER, INCLUDING, BUT NOT
                                   LIMITED TO:

 paying all taxes, assessments and other claims lawfully levied or assessed on any of the Collateral, except to the extent that such taxes, assessments and other claims constitute Permitted Liens, or are being contested in good faith in appropriate proceedings and have been adequately reserved for in such Borrower's financial statements, using all reasonable efforts to obtain mechanics' releases, subordinations or waivers and, subject to SECTION 8.11 hereof, obtaining any landlords', warehousemen' and mortgagees' releases, subordinations or waivers, if required pursuant to the terms hereof, and, delivering to the
     Agent, for the benefit of the Lenders, endorsed or accompanied by such instruments of assignment as the Agent may specify, and stamping or marking, in such manner as the Agent may specify, any and all chattel paper, instruments, letters and advices of guaranty and documents evidencing or forming a part of the Collateral, and executing and delivering financing statements, pledges, designations, hypothecations, notices and assignments in each case in form and substance satisfactory to the Agent relating to the creation, validity, perfection, maintenance or continuation of the Security Interest under the
                Uniform Commercial Code or other Applicable Law.

             (II) THE AGENT IS HEREBY AUTHORIZED TO FILE ONE OR MORE
           FINANCING OR CONTINUATION STATEMENTS OR AMENDMENTS THERETO
          WITHOUT THE SIGNATURE OF OR IN THE NAME OF A BORROWER FOR ANY
             PURPOSE DESCRIBED IN Section 7.2(b), INCLUDING, WITHOUT
          LIMITATION, ANY SUCH FINANCING OR CONTINUATION STATEMENTS AS
                            AGENT DEEMS NECESSARY IN

          ITS SOLE DISCRETION IN ORDER TO COMPLY WITH REVISED ARTICLE 9
               OF THE UCC AND THE UNIFORM COMMERCIAL CODE IN OTHER
         JURISDICTIONS WHERE COLLATERAL IS LOCATED. THE AGENT WILL GIVE
            THE APPLICABLE BORROWER NOTICE OF THE FILING OF ANY SUCH
            STATEMENTS OR AMENDMENTS, WHICH NOTICE SHALL SPECIFY THE LOCATIONS WHERE SUCH STATEMENTS OR AMENDMENTS WERE FILED. A
           CARBON, PHOTOGRAPHIC, XEROGRAPHIC OR OTHER REPRODUCTION OF
          THIS AGREEMENT OR OF ANY OF THE SECURITY DOCUMENTS OR OF ANY
         FINANCING STATEMENT FILED IN CONNECTION WITH THIS AGREEMENT IS
                      SUFFICIENT AS A FINANCING STATEMENT.

REVISED ARTICLE 9 OF THE UCC. THE PARTIES ACKNOWLEDGE AND AGREE TO THE FOLLOWING PROVISIONS OF THIS AGREEMENT IN ANTICIPATION OF THE POSSIBLE APPLICATION, IN ONE OR MORE JURISDICTIONS TO THE TRANSACTIONS CONTEMPLATED HEREBY, OF THE REVISED
ARTICLE 9 OF THE UCC IN THE FORM OR SUBSTANTIALLY IN THE FORM APPROVED BY THE AMERICAN LAW INSTITUTE AND THE NATIONAL CONFERENCE OF COMMISSIONERS ON UNIFORM STATE LAW AND CONTAINED IN THE 1999 OFFICIAL TEXT OF REVISED ARTICLE 9 ("REVISED
ARTICLE 9").

           (A) ATTACHMENT. IN APPLYING THE LAW OF ANY JURISDICTION IN WHICH REVISED ARTICLE 9 IS IN EFFECT, (I) THE COLLATERAL SHALL
         INCLUDE THOSE CATEGORIES OF ASSETS SET FORTH IN THE DEFINITION
            OF COLLATERAL WHETHER OR NOT WITHIN THE SCOPE OF REVISED
          ARTICLE 9, AND (II) THOSE ASSETS WITHIN THE SCOPE OF REVISED
          ARTICLE 9 SHALL HAVE THE DEFINITIONS AS SET FORTH IN REVISED
                                   ARTICLE 9.

          (B) PERFECTION BY FILING. AGENT MAY AT ANY TIME AND FROM TIME TO TIME, PURSUANT TO THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, FILE FINANCING STATEMENTS, CONTINUATION
         STATEMENTS AND AMENDMENTS THERETO THAT DESCRIBE THE COLLATERAL AND WHICH CONTAIN OTHER INFORMATION REQUIRED BY PART 5 REVISED
          ARTICLE 9 FOR THE SUFFICIENCY OR FILING OFFICE ACCEPTANCE OF ANY FINANCING STATEMENT, CONTINUATION STATEMENT OR AMENDMENT,
          INCLUDING WHETHER EACH BORROWER IS AN ORGANIZATION, THE TYPE
           OF ORGANIZATION AND ANY ORGANIZATION IDENTIFICATION NUMBER
          ISSUED TO SUCH BORROWER. EACH BORROWER AGREES TO FURNISH ANY
            SUCH INFORMATION TO AGENT PROMPTLY UPON REQUEST. ANY SUCH
           FINANCING STATEMENTS, CONTINUATION STATEMENTS OR AMENDMENTS
          MAY BE SIGNED BY AGENT ON BEHALF OF ANY BORROWER, AS PROVIDED
           IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND MAY BE
          FILED AT ANY TIME IN ANY JURISDICTION WHETHER OR NOT REVISED
                ARTICLE 9 IS THEN IN EFFECT IN THAT JURISDICTION.

         (C) OTHER PERFECTION ETC. BORROWERS SHALL AT ANY TIME AND FROM
       TIME TO TIME, WHETHER OR NOT REVISED ARTICLE 9 IS IN EFFECT IN ANY
        PARTICULAR JURISDICTION, TAKE SUCH STEPS AS AGENT MAY REASONABLY
         REQUEST FOR AGENT (A) TO OBTAIN AN ACKNOWLEDGMENT, IN FORM AND
     SUBSTANCE SATISFACTORY TO AGENT, OF ANY BAILEE HAVING POSSESSION OF ANY OF THE COLLATERAL THAT THE BAILEE HOLDS SUCH COLLATERAL FOR AGENT, (B)
        TO OBTAIN "CONTROL" OF ANY INVESTMENT PROPERTY, DEPOSIT ACCOUNTS, LETTER-OF-CREDIT RIGHTS OR ELECTRONIC CHATTEL PAPER (AS SUCH TERMS ARE
       DEFINED IN REVISED ARTICLE 9 WITH CORRESPONDING PROVISIONS IN REV.
        SS.SS.9-104, 9-105, 9-106 AND 9-107 RELATING TO WHAT CONSTITUTES
          "CONTROL" FOR SUCH ITEMS OF COLLATERAL), WITH ANY AGREEMENTS
     ESTABLISHING CONTROL TO BE IN FORM AND SUBSTANCE SATISFACTORY TO AGENT,
      AND (C) OTHERWISE TO INSURE THE CONTINUED PERFECTION AND PRIORITY OF
          AGENT'S SECURITY INTEREST IN ANY OF THE COLLATERAL AND OF THE
         PRESERVATION OF ITS RIGHTS THEREIN, WHETHER IN ANTICIPATION AND
      FOLLOWING THE EFFECTIVENESS OR REVISED ARTICLE 9 IN ANY JURISDICTION.

                  (D) SAVINGS CLAUSE. NOTHING CONTAINED IN THIS Section 7.3 SHALL BE CONSTRUED TO NARROW THE SCOPE OF AGENT'S SECURITY INTEREST IN ANY OF THE COLLATERAL OR THE PERFECTION OR PRIORITY THEREOF OR TO IMPAIR OR OTHERWISE LIMIT ANY OF THE RIGHTS, POWERS, PRIVILEGES OR REMEDIES OF AGENT OR ANY OTHER LENDER HEREUNDER EXCEPT AS (AND THEN ONLY TO THE EXTENT) MANDATED BY REVISED ARTICLE 9 TO THE EXTENT THEN APPLICABLE.

                              COLLATERAL COVENANTS

Until the Revolving Credit Facility has been terminated and all the Secured Obligations have been paid in full, unless the Required Lenders shall otherwise consent in the manner provided in SECTION 15.9:

COLLECTIONS; PAYMENTS.

                  (a)      Blocked Accounts/Lockboxes.

                           (i) Borrowers shall establish and maintain, at their expense, blocked accounts or lockboxes and related blocked accounts (either, a "Blocked Account"), as Agent shall request, with such banks as are reasonably acceptable to Agent into which Borrowers shall promptly deposit, and direct their Account Debtors to directly remit, all payments on Accounts and all payments constituting proceeds of Inventory or other Collateral in the form in which such payments are made, whether by cash, check, credit card sales drafts, credit card sales, charge slips or other manner. Without limiting the intent of the foregoing, Borrowers shall (x) within ninety
                  (90) days after the Closing, deliver to the Agent, Blocked Account Agreements, duly executed by the Borrowers and each Clearing Bank, with respect to Store Accounts comprising 75% of the number of the Borrowers' stores, (y) use commercially reasonable efforts to deliver to the Agent within forty-five
                  (45) days thereafter, Blocked Account Agreements, duly executed by the Borrowers and each Clearing Bank, with respect to such remaining existing Store Accounts, and (z) as to any Store Accounts established after the Effective Date (for which the Borrowers shall give the Agent prior written notice thereof), use commercially reasonable efforts to deliver to the Agent a Blocked Account Agreement, duly executed by the Borrowers and each Clearing Bank, prior to, or simultaneously with, the establishment of each such account. If the Borrowers are unable to obtain Blocked Account Agreements with respect to any Store Accounts, Agent may, at its option, establish a reserve against the Borrowing Base sufficient, based upon the determination of the Agent in its sole discretion, to insure that there will be no impairment of the Collateral.

                           (ii) Each Blocked Account Agreement shall provide for, among other things, (i) that all items received or deposited into such Blocked Account are the collateral of Agent, (ii) that such bank has no lien upon, or right to setoff against, such Blocked Account, the items received for deposit therein, or the funds from time to time on deposit therein, and (iii) that such bank will, at such time as Agent shall direct, wire, or otherwise transfer, in next day funds, on a daily basis to the Collection Account, all funds received or deposited into such Blocked Account. Until such time as Agent shall notify a Clearing Bank otherwise in accordance with the next sentence of this SECTION 8.1(A), Agent shall instruct each Clearing Bank to transfer the funds on deposit in the Blocked Account to such operating bank account of Borrowers as Borrowers may specify in writing to Agent (each an "Operating Account"). Upon the occurrence of (i) an Event of Default, or event which, with notice or passage of time, or both, would constitute an Event of Default, or (ii) an Availability Shortfall, Agent may, without notice to the Borrowers, give instructions to each Clearing Bank to transfer to the Collection Account all funds received or deposited into each such Blocked Account ("Sweep Instructions"). Subject to the rights of the Borrowers hereunder, Borrowers agree that all deposits made in, and payments made to, a Blocked Account and other funds received and collected by Agent, whether on the Accounts or as proceeds of Inventory or other Collateral or otherwise shall be the collateral of Agent, subject to the sole dominion and control of the Agent.

        (B) FOR PURPOSES OF (I) CALCULATING THE AMOUNT OF AVAILABILITY TO BORROWERS AND (II) CALCULATING INTEREST ON SECURED OBLIGATIONS,
     PAYMENTS OR OTHER FUNDS RECEIVED IN THE COLLECTION ACCOUNT ("COLLECTION ACCOUNT RECEIPTS") WILL BE APPLIED (CONDITIONED UPON FINAL COLLECTION)
      TO THE SECURED OBLIGATIONS ONE (1) BUSINESS DAY FOLLOWING THE DATE OF
        RECEIPT OF GOOD AND IMMEDIATELY AVAILABLE FUNDS IN THE COLLECTION ACCOUNT (THE "COLLECTION PERIOD"), PROVIDED THAT THE COLLECTION ACCOUNT
       RECEIPTS AND NOTICE THEREOF ARE RECEIVED IN ACCORDANCE WITH AGENT'S USUAL AND CUSTOMARY PRACTICES AS IN EFFECT FROM TIME TO TIME AND BY
      1:00 P.M. (ATLANTA TIME) OR, AT AGENT'S DISCRETION, WITHIN SUFFICIENT TIME TO CREDIT BORROWERS' LOAN ACCOUNT ON SUCH DAY, AND IF NOT, THEN ON
       THE SECOND SUCCEEDING BUSINESS DAY AFTER RECEIPT IN THE COLLECTION
        ACCOUNT. UNTIL SUCH TIME AS AGENT GIVES SWEEP INSTRUCTIONS TO THE
         CLEARING BANKS, AGENT SHALL BE ENTITLED TO CHARGE BORROWERS AN
      ADMINISTRATIVE FEE EQUIVALENT TO THE INTEREST AGENT WOULD HAVE EARNED
      AND RECEIVED FOR THE COLLECTION PERIOD HAD THE FUNDS DEPOSITED IN THE BLOCKED ACCOUNT ON SUCH DAY BEEN TRANSFERRED FROM THE BLOCKED ACCOUNT
     TO THE COLLECTION ACCOUNT ON SUCH DAY, WHICH FEE SHALL BE EQUAL TO (A) THE NET SALES, AS REPORTED IN THE MONTHLY FINANCIAL STATEMENTS REQUIRED
      TO BE DELIVERED TO THE AGENT PURSUANT TO Section 10.1(b) HEREOF, FOR EACH SUCH FISCAL MONTH DURING THE TERM HEREOF, MULTIPLIED BY (B) A

     RATE EQUAL TO 75% OF THE ONE-MONTH LIBOR AT THE END OF THE THEN CURRENT
                      FISCAL MONTH, AND DIVIDED BY (C) 360.

     (C) BORROWERS AND ALL OF THEIR AFFILIATES, SUBSIDIARIES, SHAREHOLDERS,
       DIRECTORS, EMPLOYEES OR AGENTS SHALL, ACTING AS TRUSTEE FOR AGENT,
      RECEIVE, AS THE PROPERTY OF AGENT, ANY MONIES, CHECKS, NOTES, DRAFTS,
         CREDIT CARD SALES DRAFTS, CREDIT CARD SALES OR CHARGE SLIPS OR
     RECEIPTS, OR ANY OTHER PAYMENT RELATING TO AND/OR PROCEEDS OF ACCOUNTS
       OR OTHER COLLATERAL WHICH COME INTO THEIR POSSESSION OR UNDER THEIR CONTROL AND IMMEDIATELY UPON RECEIPT THEREOF, SHALL DEPOSIT OR CAUSE
     THE SAME TO BE DEPOSITED IN THE BLOCKED ACCOUNTS, OR REMIT THE SAME OR CAUSE THE SAME TO BE REMITTED, IN KIND, TO AGENT. IN NO EVENT SHALL THE
        SAME BE COMMINGLED WITH BORROWERS' OWN FUNDS. BORROWERS AGREE TO REIMBURSE AGENT ON DEMAND FOR ANY AMOUNTS OWED OR PAID TO ANY CLEARING
      BANK OR ANY OTHER BANK OR PERSON INVOLVED IN THE TRANSFER OF FUNDS TO
       OR FROM THE BLOCKED ACCOUNTS ARISING OUT OF AGENT'S PAYMENTS TO OR INDEMNIFICATION OF SUCH BANK OR PERSON. THE OBLIGATION OF BORROWERS TO
      REIMBURSE AGENT, FOR SUCH AMOUNTS PURSUANT TO THIS Section 8.1 SHALL
            SURVIVE THE TERMINATION OR NON-RENEWAL OF THIS AGREEMENT.

      (D) IT IS EXPRESSLY AGREED BY EACH BORROWER THAT, ANYTHING HEREIN TO THE CONTRARY NOTWITHSTANDING, SUCH BORROWER SHALL REMAIN LIABLE UNDER
       EACH OF ITS CONTRACTS, LICENSES AND OTHER AGREEMENTS, DOCUMENTS AND INSTRUMENTS EVIDENCING INVENTORY, ACCOUNTS AND THE OTHER COLLATERAL TO
      OBSERVE AND PERFORM ALL THE CONDITIONS AND OBLIGATIONS TO BE OBSERVED AND PERFORMED BY IT THEREUNDER. NEITHER AGENT NOR ANY LENDER SHALL HAVE
         ANY OBLIGATION OR LIABILITY UNDER ANY SUCH CONTRACT, LICENSE OR AGREEMENT BY REASON OF OR ARISING OUT OF THIS AGREEMENT OR THE GRANTING
      HEREIN OF A SECURITY INTEREST THEREIN OR THE RECEIPT BY AGENT OR ANY
         LENDER OF ANY PAYMENT RELATING TO ANY SUCH CONTRACT, LICENSE OR
        AGREEMENT PURSUANT HERETO. NEITHER AGENT NOR ANY LENDER SHALL BE
      REQUIRED OR OBLIGATED IN ANY MANNER TO PERFORM OR FULFILL ANY OF THE
       OBLIGATIONS OF ANY BORROWER UNDER OR PURSUANT TO ANY SUCH CONTRACT,
     LICENSE OR AGREEMENT, OR TO MAKE ANY PAYMENT, OR TO MAKE ANY INQUIRY AS
      TO THE NATURE OR THE SUFFICIENCY OF ANY PAYMENT RECEIVED BY IT OR THE SUFFICIENCY OF ANY PERFORMANCE BY ANY PARTY UNDER ANY SUCH CONTRACT,
     LICENSE OR AGREEMENT, OR TO PRESENT OR FILE ANY CLAIMS, OR TO TAKE ANY
       ACTION TO COLLECT OR ENFORCE ANY PERFORMANCE OR THE PAYMENT OF ANY
        AMOUNTS WHICH MAY HAVE BEEN ASSIGNED TO IT OR TO WHICH IT MAY BE
                         ENTITLED AT ANY TIME OR TIMES.

     (E) FOR AGENT'S FURTHER SECURITY, EACH BORROWER AGREES THAT AGENT SHALL HAVE A SPECIAL PROPERTY RIGHT AND SECURITY INTEREST IN ALL OF SUCH
     BORROWER'S BOOKS AND RECORDS PERTAINING TO THE COLLATERAL AND, UPON THE
       OCCURRENCE AND DURING THE CONTINUANCE OF ANY EVENT OF DEFAULT, SUCH BORROWER SHALL DELIVER AND TURN OVER ANY SUCH BOOKS AND RECORDS TO
      AGENT OR TO ITS REPRESENTATIVES AT ANY TIME ON DEMAND OF AGENT. PRIOR TO THE OCCURRENCE OF A DEFAULT OR EVENT OF DEFAULT AND UPON NOTICE FROM
        AGENT, EACH BORROWER SHALL PERMIT ANY REPRESENTATIVE OF AGENT TO INSPECT SUCH BOOKS AND RECORDS AND SHALL PROVIDE PHOTOCOPIES THEREOF TO
      AGENT, FOR THE BENEFIT OF AGENT AND LENDERS, AS MORE SPECIFICALLY SET
                            FORTH IN THIS AGREEMENT.

                  INSPECTION, VERIFICATION AND NOTIFICATION. The Agent and each Lender (by any of their officers, employees or agents) shall have the right at any time or times to (a) visit the properties of each Borrower and its Subsidiaries, inspect the Collateral and the other assets of such Borrower and its Subsidiaries and inspect and make extracts from the books and records of such Borrower and its Subsidiaries, including but not limited to management letters, prepared by independent accountants, all during customary business hours at such premises; (b) discuss such Borrower's and its Subsidiaries' business, assets, liabilities, financial condition, results of operations and business prospects, insofar as the same are reasonably related to the rights of the Agent or the Lenders hereunder or under any of the Loan Documents, with such Borrower's and its Subsidiaries' (i) principal officers and
(ii) any other Person (except that any such discussion with any third parties shall be conducted in accordance with the Agent's or such Lender's standard operating procedures relating to the maintenance of the confidentiality of confidential information of borrowers); (c) verify the validity, amount, quantity, value and condition of, or any other matter relating to, the Accounts, Inventory or any of the other Collateral in person or by mail, telephone, telegraph or otherwise and in this connection to review, audit and make extracts from all records and files related to any of the Collateral except that, with respect solely to field audits, so long as no Availability Shortfall or Event of Default has occurred, field audits shall be limited to one (1) per year; provided, however, that in either of such events, Agent shall have the right to conduct such field audits, at Borrowers' cost and expense and at such times as Agent determines to be necessary in its discretion; and (d) on and after an Event of Default, to notify the Account Debtors or obligors under any Accounts, of the assignment of such Collateral to the Agent, for the benefit of the Lenders, and to direct such Account Debtor or obligors to make payment of all amounts due or to become due thereunder directly to the Agent, for the account of the Lenders, and, upon such notification and at the expense of such Borrower, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Borrower might have done. Each Borrower will deliver to the Agent, for the benefit of the Lenders, any instrument necessary for it or any Lender to obtain records from any service bureau maintaining records on behalf of such Borrower

INVENTORY COVENANTS.

           (JJ) ALL SALES OF INVENTORY WILL BE MADE IN COMPLIANCE WITH
                       ALL REQUIREMENTS OF APPLICABLE LAW.

           (KK) SUBJECT TO Section 15.2(d) HEREOF, EACH BORROWER SHALL
          PERMIT THE AGENT OR ANY LENDER TO AUDIT, INSPECT, REVIEW AND
           EVALUATE, AT AGENTS OR SUCH LENDER'S SOLE COST AND EXPENSE,
            SUCH BORROWER'S INVENTORY, PROPERTIES AND FACILITIES ON A
           MONTHLY BASIS DURING THE FIRST YEAR OF THE TERM HEREOF AND,
              THEREAFTER, AS OFTEN AS THE AGENT MAY REQUEST AT ITS
                                   DISCRETION.

          (LL) EACH BORROWER SHALL NOTIFY THE AGENT IN WRITING PROMPTLY UPON, BUT IN NO EVENT LATER THAN THREE (3) BUSINESS DAYS
            AFTER, LEARNING OF ANY ELIGIBLE INVENTORY WITH A VALUE IN
           EXCESS OF $2,500,000 THAT BECOMES, OR THE BORROWER BELIEVES
                WILL BECOME, INELIGIBLE, AND OF THE CAUSE OF SUCH
          INELIGIBILITY, EXCEPT FOR ANY SUCH CIRCUMSTANCE OCCURRING IN
          THE ORDINARY COURSE OF BUSINESS WHICH HAS BEEN APPROPRIATELY
             RESERVED AGAINST, AS REFLECTED IN FINANCIAL STATEMENTS
          PREVIOUSLY DELIVERED TO THE AGENT AND THE LENDERS PURSUANT TO
                          Section 6.1(m) OR Article 10.

          (MM) NO BORROWER SHALL CONSIGN INVENTORY TO ANY PERSON EXCEPT
               AS DISCLOSED IN THE SCHEDULE OF INVENTORY DELIVERED
                       IMMEDIATELY AFTER SUCH CONSIGNMENT.

            (NN) EACH BORROWER SHALL PERMIT THE AGENT OR AN AGENT OR
         REPRESENTATIVE THEREOF, TO CONDUCT APPRAISALS OF THE INVENTORY
                         AT THE COST AND EXPENSE OF THE

              BORROWERS AND AT SUCH TIMES AS AGENT DETERMINES TO BE NECESSARY IN ITS DISCRETION, IF AT ANY TIME DURING THE TERM HEREOF (I) AVAILABILITY IS LESS THAN $20,000,000 OR (II) AN
                         EVENT OF DEFAULT HAS OCCURRED.

RETURNED INVENTORY. The Security Interest in the Inventory shall, without further act, attach to the cash and non-cash proceeds resulting from the sale or other disposition thereof and to all Inventory which is returned to any Borrower by customers or is otherwise recovered.

OWNERSHIP AND DEFENSE OF TITLE.

           (OO) EXCEPT FOR PERMITTED LIENS, EACH BORROWER SHALL AT ALL
           TIMES BE THE SOLE OWNER OR LESSEE OF EACH AND EVERY ITEM OF
          COLLATERAL AND SHALL NOT CREATE ANY LIEN ON, OR SELL, LEASE,
            EXCHANGE, ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE, GRANT A
           SECURITY INTEREST OR SECURITY TITLE IN OR OTHERWISE DISPOSE
          OF, ANY OF THE COLLATERAL OR ANY INTEREST THEREIN, EXCEPT FOR
         GIFT CERTIFICATES, LAYAWAYS, AND IN-STORE CREDITS AND SALES OF
          INVENTORY IN THE ORDINARY COURSE OF BUSINESS, FOR CASH OR ON
         OPEN ACCOUNT OR ON TERMS OF PAYMENT ORDINARILY EXTENDED TO ITS
          CUSTOMERS, AND EXCEPT AS OTHERWISE EXPRESSLY PERMITTED UNDER
          THIS AGREEMENT. THE INCLUSION OF "PROCEEDS" OF THE COLLATERAL
          UNDER THE SECURITY INTEREST SHALL NOT BE DEEMED A CONSENT BY
               THE AGENT OR THE LENDERS TO ANY OTHER SALE OR OTHER
                DISPOSITION OF ANY PART OR ALL OF THE COLLATERAL.

               (PP) EACH BORROWER SHALL DEFEND ITS TITLE, AND USE
             COMMERCIALLY REASONABLE EFFORTS TO DEFEND ITS LEASEHOLD
              INTEREST IN AND TO, AND THE SECURITY INTEREST IN, THE
            COLLATERAL AGAINST THE CLAIMS AND DEMANDS OF ALL PERSONS.

          (QQ) IN ADDITION TO, AND NOT IN DEROGATION OF, THE FOREGOING
           AND THE REQUIREMENTS OF ANY OF THE SECURITY DOCUMENTS, EACH
             BORROWER SHALL (I) PROTECT AND PRESERVE ALL PROPERTIES
          MATERIAL TO ITS BUSINESS, INCLUDING INTELLECTUAL PROPERTY AND
          MAINTAIN ALL TANGIBLE PROPERTY IN GOOD AND WORKABLE CONDITION IN ALL MATERIAL RESPECTS, WITH REASONABLE ALLOWANCE FOR WEAR
          AND TEAR, AND (II) FROM TIME TO TIME MAKE OR CAUSE TO BE MADE
         ALL NEEDED AND APPROPRIATE REPAIRS, RENEWALS, REPLACEMENTS AND
          ADDITIONS TO SUCH PROPERTIES NECESSARY FOR THE CONDUCT OF ITS
             BUSINESS, SO THAT THE BUSINESS CARRIED ON IN CONNECTION
          THEREWITH MAY BE PROPERLY AND ADVANTAGEOUSLY CONDUCTED AT ALL
                                     TIMES.

SECTION 1.3 INSURANCE.

         (A) EACH BORROWER SHALL AT ALL TIMES MAINTAIN INSURANCE ON THE INVENTORY AND OTHER COLLATERAL, CUSTOMARY AND APPROPRIATE TO
          THE NATURE OF SUCH COLLATERAL, INCLUDING, WITHOUT LIMITATION,
         COVERAGE AGAINST LOSS OR DAMAGE BY FIRE, THEFT, BURGLARY, LOSS
              IN TRANSIT AND SUCH OTHER HAZARDS AS THE AGENT SHALL
          REASONABLY SPECIFY, IN AMOUNTS NOT TO EXCEED THOSE OBTAINABLE
          AT COMMERCIALLY REASONABLE RATES AND UNDER POLICIES ISSUED BY
             INSURERS ACCEPTABLE TO THE AGENT IN THE EXERCISE OF ITS
          REASONABLE JUDGMENT. ALL PREMIUMS ON SUCH INSURANCE SHALL BE
          PAID BY SUCH BORROWER AND COPIES OF THE POLICIES DELIVERED TO
          THE AGENT. EACH BORROWER WILL NOT USE OR PERMIT THE INVENTORY
         TO BE USED IN VIOLATION OF ANY APPLICABLE LAW OR IN ANY MANNER
              WHICH MIGHT RENDER VOID OR INAPPLICABLE ANY INSURANCE
                                    COVERAGE.

         (B) ALL INSURANCE POLICIES REQUIRED UNDER Section 8.6(a) SHALL
              NAME THE AGENT, FOR THE BENEFIT OF THE LENDERS, AS AN
          ADDITIONAL INSURED AND SHALL CONTAIN LOSS PAYABLE CLAUSES IN
         THE FORM SUBMITTED TO EACH BORROWER BY THE AGENT, OR OTHERWISE
           IN FORM AND SUBSTANCE SATISFACTORY TO THE AGENT, NAMING THE
          AGENT, FOR THE BENEFIT OF THE LENDERS, AS LOSS PAYEE, AS ITS
                    INTERESTS MAY APPEAR, AND PROVIDING THAT:

 all proceeds thereunder relating to Collateral in excess of $250,000 shall be made payable to the Agent, for the benefit of the Lenders; provided, however, that so long as no Default or Event of Default has occurred and all of such proceeds are used to repair, replace or restore the Collateral, insurance proceeds from any loss not exceeding $2,500,000 on an individual basis or
 $7,000,000 on an aggregate basis during each year of the term hereof shall be paid over to the Borrowers for replacement of the damaged or destroyed collateral; no such insurance shall be affected by any act or neglect of the insurer or owner (other than a Borrower) of the property described in such policy, and such policy and loss payable clauses may not be canceled, amended or terminated unless at least 30 days prior written notice is given to the Agent (or such lesser notice period with respect to non-payment of premiums, but in no event less than ten (10) days).

          (C) ANY PROCEEDS OF INSURANCE REFERRED TO IN THIS Section 8.6
         WHICH ARE PAID TO THE AGENT IN CONNECTION WITH THE COLLATERAL,
            FOR THE ACCOUNT OF THE LENDERS, SHALL, UNLESS AN EVENT OF
             DEFAULT HAS OCCURRED, BE APPLIED TO REBUILD, RESTORE OR
           REPLACE THE DAMAGED OR DESTROYED PROPERTY IN A DILIGENT AND
              EXPEDITIOUS MANNER WITH MATERIALS AND WORKMANSHIP OF
           SUBSTANTIALLY THE SAME QUALITY AS EXISTED BEFORE THE LOSS,
             DAMAGE OR DESTRUCTION. ON OR AFTER AN EVENT OF DEFAULT
          HEREUNDER, SUCH PROCEEDS SHALL BE APPLIED AT THE ELECTION OF
           THE REQUIRED LENDERS, IN THEIR SOLE DISCRETION, (I) TO THE
           PAYMENT OR PREPAYMENT OF THE SECURED OBLIGATIONS OR (II) TO REBUILD, RESTORE OR REPLACE THE DAMAGED OR DESTROYED PROPERTY.

          (D) EACH BORROWER IRREVOCABLY MAKES, CONSTITUTES AND APPOINTS AGENT (AND ALL OFFICERS, EMPLOYEES OR AGENTS DESIGNATED BY
           AGENT), SO LONG AS ANY EVENT OF DEFAULT SHALL HAVE OCCURRED
         AND BE CONTINUING AS SUCH BORROWER'S TRUE AND LAWFUL AGENT AND
            ATTORNEY-IN-FACT FOR THE PURPOSE OF MAKING, SETTLING AND
          ADJUSTING CLAIMS UNDER SUCH "ALL RISK" POLICIES OF INSURANCE,
         ENDORSING THE NAME OF SUCH BORROWER ON ANY CHECK OR OTHER ITEM
           OF PAYMENT FOR THE PROCEEDS OF SUCH "ALL RISK" POLICIES OF
         INSURANCE AND FOR MAKING ALL DETERMINATIONS AND DECISIONS WITH
           RESPECT TO SUCH "ALL RISK" POLICIES OF INSURANCE; PROVIDED,
         HOWEVER, THAT IN THE EVENT THAT ANY CLAIM WHICH IS OR COULD BE
          MADE UNDER ANY OF SUCH INSURANCE POLICIES EXCEEDS $2,000,000
             NO SUCH CLAIM SHALL BE SETTLED, COMPROMISED OR FINALLY
           DETERMINED, EXCEPT WITH THE PRIOR WRITTEN CONSENT OF AGENT.
            AGENT SHALL HAVE NO DUTY TO EXERCISE ANY RIGHTS OR POWERS
           GRANTED TO IT PURSUANT TO THE FOREGOING POWER-OF-ATTORNEY.
         EACH BORROWER SHALL PROMPTLY NOTIFY AGENT OF ANY LOSS, DAMAGE,
          OR DESTRUCTION TO THE COLLATERAL IN THE AMOUNT OF $2,000,000
          OR MORE, WHETHER OR NOT COVERED BY INSURANCE. AFTER DEDUCTING FROM SUCH INSURANCE PROCEEDS THE EXPENSES, IF ANY, INCURRED BY
         AGENT IN THE COLLECTION OR HANDLING THEREOF, AGENT SHALL APPLY
          SUCH PROCEEDS AS SET FORTH IN subsection (c) OF THIS Section
         8.6; PROVIDED THAT, IF NO EVENT OF DEFAULT HAS OCCURRED, AGENT
            SHALL FIRST APPLY THE PROCEEDS TO REDUCE THE OUTSTANDING
             PRINCIPAL BALANCE OF THE REVOLVING CREDIT LOANS (WHICH
          APPLICATION SHALL NOT RESULT IN A PERMANENT REDUCTION OF THE
           REVOLVING CREDIT FACILITY) AND UPON SUCH APPLICATION, AGENT
           SHALL ESTABLISH A RESERVE AGAINST THE BORROWING BASE IN AN AMOUNT EQUAL TO THE AMOUNT OF SUCH PROCEEDS SO APPLIED (THE
           "INSURANCE RESERVE"). THEREAFTER, SUCH FUNDS SHALL BE MADE
             AVAILABLE TO SUCH BORROWER TO PROVIDE FUNDS TO REPLACE,
         REPAIR, RESTORE OR REBUILD THE COLLATERAL AS FOLLOWS: (I) SUCH
          BORROWER SHALL REQUEST AN ADVANCE IN THE AMOUNT REQUESTED TO
            BE RELEASED; (II) SO LONG AS THE CONDITIONS SET FORTH IN
           Article 2 AND Section 5.2 HAVE BEEN MET, THE LENDERS SHALL
         MAKE

         SUCH ADVANCE; AND (III) THE INSURANCE RESERVE ESTABLISHED WITH
           RESPECT TO SUCH INSURANCE PROCEEDS SHALL BE REDUCED BY THE
                             AMOUNT OF SUCH ADVANCE.

LOCATION OF OFFICES AND COLLATERAL.

              (E) NO BORROWER WILL CHANGE THE LOCATION OF ITS CHIEF EXECUTIVE OFFICE OR THE PLACE WHERE IT KEEPS ITS BOOKS AND
           RECORDS RELATING TO THE COLLATERAL OR CHANGE ITS NAME, ITS
         IDENTITY OR CORPORATE STRUCTURE IN ANY MANNER WHICH MIGHT MAKE
          ANY FINANCING STATEMENT OR OTHER UCC AMENDMENT, ASSIGNMENT OR
          CONTINUATION STATEMENT FILED IN CONNECTION HEREWITH SERIOUSLY
            MISLEADING WITHIN THE MEANING OF SECTION 9-402(7) OF THE
         UNIFORM COMMERCIAL CODE OR ANY OTHER THEN APPLICABLE PROVISION
              OF THE UNIFORM COMMERCIAL CODE OF ANY OTHER RELEVANT
          JURISDICTION, WITHOUT GIVING THE AGENT SIXTY (60) DAYS PRIOR
         WRITTEN NOTICE THEREOF AND COMPLYING WITH THE REQUIREMENTS AND
              CONDITIONS OF Section 8.7(d), PROVIDED, HOWEVER, THAT
             BORROWERS WITH CHIEF EXECUTIVE OFFICES IN THE STATE OF
          DELAWARE MAY RELOCATE THEIR CHIEF EXECUTIVE OFFICE TO ANOTHER
          LOCATION IN THE STATE OF DELAWARE UPON FIVE (5) BUSINESS DAYS
                       PRIOR WRITTEN NOTICE TO THE AGENT.

         (F) ALL INVENTORY, OTHER THAN INVENTORY IN TRANSIT TO ANY SUCH LOCATION, WILL AT ALL TIMES BE KEPT BY EACH BORROWER AT ONE OF
            THE LOCATIONS SET FORTH IN Schedule 6.1(s) AND SHALL NOT,
            WITHOUT GIVING THE AGENT AT LEAST THIRTY (30) DAYS PRIOR
             WRITTEN NOTICE AND COMPLYING WITH THE REQUIREMENTS AND
            CONDITIONS OF Section 8.7(d) HEREOF, BE REMOVED THEREFROM
         EXCEPT (I) TO ANOTHER LOCATION ON Schedule 6.1(s), OR (II) FOR
               SALES OF INVENTORY PERMITTED UNDER Section 8.5(a).

         (G) IF ANY INVENTORY IS IN THE POSSESSION OR CONTROL OF ANY OF
            ANY BORROWER'S AGENTS OR PROCESSORS, EACH BORROWER SHALL
         NOTIFY SUCH AGENTS OR PROCESSORS OF THE SECURITY INTEREST AND,
           UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, SHALL INSTRUCT
          THEM (AND CAUSE THEM TO ACKNOWLEDGE SUCH INSTRUCTION) TO HOLD
            ALL SUCH INVENTORY FOR THE ACCOUNT OF THE AGENT, FOR THE
           BENEFIT OF THE LENDERS, SUBJECT TO THE INSTRUCTIONS OF THE
                                     AGENT.

          (H) AFTER AGENT'S WRITTEN ACKNOWLEDGMENT THAT ANY REASONABLE
            ACTION REQUESTED BY AGENT IN CONNECTION WITH ANY CHANGES
          COVERED BY Sections 8.7(a) or (b), INCLUDING CONTINUATION OF
           THE PERFECTION OF ANY LIENS IN FAVOR OF AGENT, ON BEHALF OF
             THE AGENT AND THE LENDERS, IN ANY COLLATERAL, HAS BEEN
          COMPLETED OR TAKEN, EACH BORROWER MAY CHANGE THE LOCATION OF
           ITS COLLATERAL OR THE LOCATION WHERE IT KEEPS ITS BOOKS AND
         RECORDS RELATING TO THE COLLATERAL, PROVIDED THAT ANY SUCH NEW
          LOCATION SHALL BE IN THE CONTINENTAL UNITED STATES, OR CHANGE
         ITS NAME, ITS IDENTITY OR ITS CORPORATE STRUCTURE. NO BORROWER
         SHALL CHANGE ITS FISCAL YEAR TO A YEAR ENDING IN ANY DAY OTHER
                   THAN THE FISCAL YEAR END OF THE BORROWERS.

RECORDS RELATING TO COLLATERAL.

            (I) EACH BORROWER WILL AT ALL TIMES (I) KEEP COMPLETE AND
          ACCURATE RECORDS OF INVENTORY ON A BASIS CONSISTENT WITH PAST
         PRACTICES OF SUCH BORROWER, ITEMIZING AND DESCRIBING THE KIND,
             TYPE AND QUANTITY OF INVENTORY AND SUCH BORROWER'S COST
            THEREFOR AND A CURRENT PRICE LIST FOR SUCH INVENTORY, AND
              (II) KEEP COMPLETE AND ACCURATE RECORDS OF ALL OTHER
                                   COLLATERAL.

         (J) EACH BORROWER WILL TAKE A PHYSICAL AUDIT OF ALL INVENTORY,
                      WHEREVER LOCATED, AT LEAST ANNUALLY.

            (K) NO BORROWER WILL USE, REPRESENT OR HOLD OUT THE TRADE
          NAMES IN A CORPORATE MANNER OR USE ANY DESIGNATION THAT WOULD
                    IDENTIFY THE TRADE NAMES AS A CORPORATION

         OR OTHER SEPARATE ENTITY OR ORGANIZATION (I.E. "INC.", "CORP."
          OR "LIMITED" SHALL NOT BE USED) BUT SHALL ONLY USE SUCH NAMES
           SO THAT IT WILL BE CLEARLY UNDERSTOOD THAT THEY ARE MERELY
                          TRADE NAMES OF SUCH BORROWER.

INTENTIONALLY OMITTED.

INFORMATION AND REPORTS.

           (L) COLLECTION REPORTS. EACH BORROWER SHALL DELIVER TO THE AGENT NO LATER THAN THIRTY (30) DAYS AFTER THE END OF EACH
          FISCAL MONTH OF SUCH BORROWER, AS OF THE LAST BUSINESS DAY OF SUCH BORROWER'S IMMEDIATELY PRECEDING FISCAL MONTH, COPIES OF
          BANK STATEMENTS WITH RESPECT TO THE CONCENTRATION ACCOUNT AND
           SUCH OTHER INFORMATION REGARDING RECEIPTS, EXPENDITURES AND
             DEPOSIT ACCOUNT BALANCES AS THE AGENT MAY REQUEST. EACH
             BORROWER SHALL IMMEDIATELY (I) NOTIFY THE AGENT OF ANY
          CHANGES, ADDITIONS OR DELETIONS TO Schedule 6.1(ee), AND (II)
           PREPARE AND DELIVER A NEW Schedule 6.1(ee) REFLECTING SUCH
                        CHANGES, ADDITIONS AND DELETIONS.

            (M) SCHEDULE OF INVENTORY. EACH BORROWER SHALL MAINTAIN A PERPETUAL METHOD OF INVENTORY CONTROL. EACH BORROWER SHALL
           DELIVER TO THE AGENT (I) ON OR BEFORE THE EFFECTIVE DATE A
          SCHEDULE OF INVENTORY AS OF MAY 5, 2001, LISTING THE LOCATION
             OF INVENTORY AND THE COST THEREOF, AS SET FORTH IN THE
         CONSOLIDATED BALANCE SHEET AS OF SUCH DATE, (II) NO LATER THAN
          FIFTEEN (15) BUSINESS DAYS AFTER THE END OF EACH FISCAL MONTH
          (OTHER THAN THE LAST FISCAL MONTH OF THE FISCAL YEAR) OF SUCH
         BORROWER THEREAFTER A SCHEDULE OF INVENTORY AS OF THE LAST DAY
           OF THE IMMEDIATELY PRECEDING FISCAL MONTH OF SUCH BORROWER,
         LISTING THE LOCATION OF INVENTORY AND THE COST THEREOF, AS SET
          FORTH IN THE CONSOLIDATED BALANCE SHEET AS OF SUCH DATE, AND
          (III) NO LATER THAN THIRTY-FIVE (35) BUSINESS DAYS AFTER THE
            END OF EACH FISCAL YEAR OF SUCH BORROWER DURING THE TERM
          HEREOF A SCHEDULE OF INVENTORY AS OF THE LAST DAY OF THE LAST
          FISCAL MONTH OF THE FISCAL YEAR OF SUCH BORROWER, LISTING THE
           LOCATION OF INVENTORY AND THE COST THEREOF, AS SET FORTH IN
              THE CONSOLIDATED BALANCE SHEET AS OF SUCH DATE. EACH
          BORROWER'S INVENTORY RECORDS SHALL BE BASED UPON AND EVIDENCE
           THE RESULTS OF PHYSICAL INVENTORY COUNTS CONDUCTED NO LESS
          FREQUENTLY THAN ANNUALLY. UPON THE REQUEST OF THE AGENT, EACH
          BORROWER SHALL DELIVER TO THE AGENT, COPIES OF THE RESULTS OF
          ANY PHYSICAL INVENTORY COUNT SHOWING IN REASONABLE DETAIL THE
           LOCATIONS OF AND VALUES FOR SPECIFIC ITEMS OF INVENTORY AND
            SUCH OTHER INFORMATION AND SUPPORTING DOCUMENTS REGARDING
                    INVENTORY THAT THE AGENT DEEMS NECESSARY.

         (N) BORROWING BASE CERTIFICATE. THE BORROWERS SHALL DELIVER TO
          THE AGENT (I) WITHIN FIFTEEN (15) BUSINESS DAYS AFTER THE END
           OF EACH FISCAL MONTH OF THE BORROWERS (OTHER THAN THE LAST
         FISCAL MONTH OF THE FISCAL YEAR), A BORROWING BASE CERTIFICATE
           PREPARED AS OF THE CLOSE OF BUSINESS OF THE LAST DAY OF THE
         FISCAL MONTH, AND (II) WITHIN FIFTEEN (15) BUSINESS DAYS AFTER
             THE END OF THE FISCAL YEAR A PRELIMINARY BORROWING BASE
          CERTIFICATE, AND WITHIN THIRTY-FIVE (35) BUSINESS DAYS AFTER
         THE END OF THE FISCAL YEAR A FINAL BORROWING BASE CERTIFICATE,
              EACH PREPARED AS OF THE LAST DAY OF THE FISCAL YEAR.

           (O) NOTICE OF DIMINUTION OF VALUE. EACH BORROWER SHALL GIVE PROMPT NOTICE TO THE AGENT OF ANY MATTER OR EVENT WHICH HAS RESULTED IN, OR MAY RESULT IN, THE DIMINUTION IN EXCESS OF
         $2,500,000 WITH RESPECT TO INVENTORY AND ANY OTHER COLLATERAL,
         EXCEPT FOR ANY SUCH DIMINUTION IN THE VALUE OF ANY ACCOUNTS OR
           INVENTORY IN THE ORDINARY COURSE OF BUSINESS WHICH HAS BEEN
            APPROPRIATELY RESERVED AGAINST, AS REFLECTED IN FINANCIAL

          STATEMENTS PREVIOUSLY DELIVERED TO THE AGENT AND THE LENDERS
                    PURSUANT TO Section 6.1(m) OR Article 10.

ADDITIONAL INFORMATION. THE AGENT MAY IN ITS REASONABLE DISCRETION FROM TIME TO
 TIME REQUEST THAT THE BORROWERS DELIVER THE SCHEDULES, CERTIFICATES OR REPORTS DESCRIBED IN Sections 8.10(a) through (d) MORE OR LESS OFTEN AND ON DIFFERENT
  SCHEDULES THAN SPECIFIED IN SUCH SECTIONS AND THE BORROWERS WILL COMPLY WITH SUCH REQUESTS. THE BORROWERS WILL ALSO FURNISH TO THE AGENT AND EACH LENDER SUCH OTHER INFORMATION WITH RESPECT TO THE COLLATERAL AS THE AGENT OR SUCH LENDER MAY
                     FROM TIME TO TIME REASONABLY REQUEST.

            (P) CERTIFICATION. EACH OF THE SCHEDULES DELIVERED TO THE
          LENDER PURSUANT TO THIS Section 8.10 SHALL BE CERTIFIED BY A
           FINANCIAL OFFICER OF THE BORROWERS TO BE TRUE, CORRECT AND
                   COMPLETE AS OF THE DATE INDICATED THEREON.

LANDLORD AND OTHER WAIVERS. Each Borrower shall timely and fully pay and perform, in all material respects, its obligations under all leases and other agreements with respect to each leased location where any Collateral is or may be located.

                  (a) In the event that at any time during the term of this Agreement, an Availability Shortfall or an Event of Default has occurred, then, at the request of Agent, the Borrowers shall obtain from each landlord and mortgagee of a location where Collateral is stored or held, waiver and consent agreements, satisfactory in form and substance to the Agent. If the Borrowers are unable to obtain a waiver and consent from a landlord or mortgagee of a location where Collateral is stored or held, Agent may, at its option, establish a reserve against the Borrowing Base sufficient, based upon the determination of the Agent in its sole discretion, to insure that there will be no impairment of the Collateral, which, absent an Event of Default, shall be no more than one month's rent for each location for which the Borrowers are unable to obtain a waiver and consent. Notwithstanding anything to the contrary herein, (y) if such waiver and consent is subsequently obtained, the Agent shall release the reserve and (z) if a reserve has been established because of an Availability Shortfall, then if subsequent to such occurrence, Availability shall exceed $25,000,000 for a consecutive ninety (90) day period, then on and after such period and for so long as Availability remains above $25,000,000, the Agent shall release such reserve until such time as another Availability Shortfall shall have occurred.

                  (b) In the event that at any time during the term of this Agreement, any Borrower defaults with respect to the payment of rent under any lease of Real Estate where Collateral is stored or held, then at the request of the Agent, each such Borrower shall obtain from the landlord and mortgagee a waiver and consent agreement satisfactory in form and substance to the Agent. If the Borrowers are unable to obtain a waiver and consent in such case, Agent may, at its option, establish a reserve against the Borrowing Base sufficient, based upon the determination of the Agent in its sole discretion, to insure that there will be no impairment of the Collateral, provided that, if the Borrowers shall cure such defaults pursuant to the terms of the applicable lease, the Agent shall release any such applicable reserve.

                  (c) Nothing contained in this SECTION 8.11 shall impair or otherwise modify any of Agent's rights under this Agreement, including, without limitation, Agent's rights pursuant to the respective definitions of "Eligible Inventory" and "Borrowing Base." WAREHOUSEMAN AGREEMENTS.

                  (a) Borrowers shall use commercially reasonable efforts to obtain from each warehouseman of a location where Collateral is stored or held, waiver and consent agreements (each, a "Warehouseman Agreement"), satisfactory in form and substance to the Agent. If the Borrowers are unable to obtain a Warehouseman Agreement with respect to a location where Collateral is stored or held, Agent may, at its option, establish a reserve against the Borrowing Base sufficient, based upon the determination of the Agent in its sole discretion, to insure that there will be no impairment of the Collateral, which, absent an Event of Default, shall be no more than one month's rent for each location for which the Borrowers are unable to obtain a Warehouseman Agreement. Notwithstanding anything to the contrary herein, (x) if such Warehouseman Agreement is subsequently obtained the Agent shall release such reserve and (y) if a reserve has been established because of an Availability Shortfall, then if subsequent to such occurrence, Availability shall exceed $25,000,000 for a consecutive ninety (90) day period, then on and after such period and for so long as Availability remains above $25,000,000, the Agent shall release such reserve until such time as another Availability Shortfall shall have occurred. Without limiting the intent of the foregoing, within thirty (30) days after the Closing, the Borrowers shall use commercially reasonable efforts to deliver to the Agent, Warehouseman Agreements, duly executed by the Borrowers and each warehouseman of a location where Collateral is stored or held.

                  (b) Nothing contained in this SECTION 8.12 shall impair or otherwise modify any of Agent's rights under this Agreement, including, without limitation, Agent's rights pursuant to the respective definitions of "Eligible Inventory" and "Borrowing Base."

         CONTROL LETTERS. TO THE EXTENT THAT AGENT HAS NOT RECEIVED A CONTROL LETTER FROM THOSE PARTIES SET FORTH IN THE DEFINITION THEREOF WITH RESPECT TO ANY BORROWER'S SECURITIES OR COMMODITIES ACCOUNTS OR ANY OF BORROWERS' CREDIT CARD PROCESSING PROGRAMS AND THE FINANCIAL ASSETS HELD THEREIN, ON OR PRIOR TO THE EFFECTIVE DATE, BORROWERS SHALL DELIVER TO THE AGENT AS SOON AS PRACTICABLE BUT, IN ANY EVENT, WITHIN THIRTY (30) DAYS AFTER THE EFFECTIVE DATE, A CONTROL LETTER EXECUTED BY THE BORROWERS AND THE FINANCIAL INTERMEDIARY OR CREDIT CARD PROCESSOR WITH RESPECT THERETO. AS TO ANY SUCH ACCOUNTS OR CREDIT CARD PROCESSING PROGRAMS ESTABLISHED AFTER THE EFFECTIVE DATE (FOR WHICH THE BORROWERS SHALL GIVE THE AGENT PRIOR WRITTEN NOTICE WITH RESPECT TO A SECURITIES ACCOUNT AND AT LEAST THIRTY (30) DAYS PRIOR WRITTEN NOTICE THEREOF WITH RESPECT TO A CREDIT CARD PROGRAM), UPON THE REASONABLE REQUEST OF AGENT, BORROWERS SHALL USE COMMERCIALLY REASONABLE EFFORTS TO DELIVER TO THE AGENT A CONTROL LETTER EXECUTED BY THE BORROWERS AND THE FINANCIAL INTERMEDIARY OR CREDIT CARD PROCESSOR PRIOR TO, OR SIMULTANEOUSLY WITH, THE ESTABLISHMENT OF SUCH ACCOUNT OR PROGRAM. IF THE BORROWERS ARE UNABLE TO OBTAIN A CONTROL LETTER WITH RESPECT TO SUCH ACCOUNT OR PROGRAM, AGENT MAY, AT ITS OPTION, ESTABLISH A RESERVE AGAINST THE BORROWING BASE SUFFICIENT, BASED UPON THE DETERMINATION OF THE AGENT IN ITS SOLE DISCRETION, TO INSURE THAT THERE WILL BE NO IMPAIRMENT OF THE COLLATERAL.

                              AFFIRMATIVE COVENANTS

Until the Revolving Credit Facility has been terminated and all the Secured Obligations have been paid in full, unless the Required Lenders shall otherwise consent in the manner provided for in SECTION 15.9, each Borrower will, and will cause each of its Subsidiaries to:

PRESERVATION OF CORPORATE EXISTENCE AND SIMILAR MATTERS. Preserve and maintain its corporate existence, rights, franchises, licenses and privileges in the jurisdiction of its incorporation and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, except where the failure to do so would not have a Materially Adverse Effect on such Borrower and its Subsidiaries taken as a whole.

COMPLIANCE WITH APPLICABLE LAW. Comply in all material respects with all Applicable Laws relating to such Borrower or any Subsidiary, except to the extent being contested in good faith by appropriate procedures and for which reserves in respect of such Borrower's or Subsidiary's reasonably anticipated liability have been established in accordance with GAAP.

MAINTENANCE OF PROPERTY. In addition to, and not in derogation of, the requirements of the Security Documents,

          PROTECT AND PRESERVE ALL PROPERTIES MATERIAL TO ITS BUSINESS, INCLUDING, WITHOUT LIMITATION, INTELLECTUAL PROPERTY, AND MAINTAIN IN
     GOOD REPAIR, WORKING ORDER AND CONDITION IN ALL MATERIAL RESPECTS, WITH
      REASONABLE ALLOWANCE FOR WEAR AND TEAR, ALL TANGIBLE PROPERTIES, AND

      FROM TIME TO TIME MAKE OR CAUSE TO BE MADE ALL NEEDED AND APPROPRIATE
        REPAIRS, RENEWALS, REPLACEMENTS AND ADDITIONS TO SUCH PROPERTIES
               NECESSARY FOR THE CONDUCT OF ITS BUSINESS, SO THAT

       THE BUSINESS CARRIED ON IN CONNECTION THEREWITH MAY BE PROPERLY AND
                     ADVANTAGEOUSLY CONDUCTED AT ALL TIMES.

CONDUCT OF BUSINESS. At all times engage only in the same fields of business of such Borrower as the businesses conducted on the Effective Date.

INSURANCE. Maintain, in addition to the coverage required by SECTION 8.6 and the Security Documents, insurance with responsible insurance companies against such risks and in such amounts as is customarily maintained by similar businesses or as may be required by Applicable Law, including, without limitation, public liability, product liability, third party property damage and business interruption insurance, and from time to time deliver to the Agent or any Lender upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

PAYMENT OF TAXES AND CLAIMS. Pay or discharge when due (a) all Charges and other taxes, assessments and governmental levies imposed upon it or upon its income or profits or upon any properties belonging to it, except that real property ad valorem taxes shall be deemed to have been so paid or discharged if the same are paid before they become delinquent, and (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any properties of such Borrower; except that this SECTION 9.6 shall not require the payment or discharge of any Charge which is being contested in good faith by appropriate proceedings and for which reserves in respect of the reasonably anticipated liability therefor have been appropriately established.

ACCOUNTING METHODS AND FINANCIAL RECORDS. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects), as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP consistently applied.

USE OF PROCEEDS.

              (Q) USE THE PROCEEDS OF THE INITIAL ADVANCE UNDER THE
           REVOLVING CREDIT FACILITY TO (I) REFINANCE AND PAY OFF THE
         TOTAL OUTSTANDING AMOUNTS DUE AS INDICATED ON Schedule 9.8 AND
          TO FUND CERTAIN OF THE FEES AND EXPENSES ASSOCIATED WITH THE
            EXTENSION OF THE REVOLVING CREDIT FACILITY, AND (II) ALL
         SUBSEQUENT ADVANCES ONLY FOR WORKING CAPITAL PURPOSES OR AS IS
            OTHERWISE EXPRESSLY AUTHORIZED HEREIN, INCLUDING, WITHOUT
               LIMITATION, PERMITTED STOCK REPURCHASES AND CAPITAL
                EXPENDITURES PURSUANT TO Section 11.5 HEREOF; AND

         (R) NOT USE ANY PART OF SUCH PROCEEDS TO PURCHASE OR, TO CARRY
             OR REDUCE OR RETIRE OR REFINANCE ANY CREDIT INCURRED TO
           PURCHASE OR CARRY, ANY MARGIN STOCK (WITHIN THE MEANING OF
          REGULATION U OF THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE
          SYSTEM) OR, IN ANY EVENT, FOR ANY PURPOSE WHICH WOULD INVOLVE
           A VIOLATION OF SUCH REGULATION U OR OF REGULATION T OR X OF
          SUCH BOARD OF GOVERNORS, OR FOR ANY PURPOSE PROHIBITED BY LAW
           OR BY THE TERMS AND CONDITIONS OF THIS AGREEMENT.

          HAZARDOUS WASTE AND SUBSTANCES; ENVIRONMENTAL REQUIREMENTS.

         (S) IN ADDITION TO, AND NOT IN DEROGATION OF, THE REQUIREMENTS OF Section 9.2 AND OF THE SECURITY DOCUMENTS, SUBSTANTIALLY
           COMPLY WITH ALL ENVIRONMENTAL LAWS AND ALL APPLICABLE LAWS
             RELATING TO OCCUPATIONAL HEALTH AND SAFETY (EXCEPT FOR
           INSTANCES OF NONCOMPLIANCE THAT ARE BEING CONTESTED IN GOOD
                       FAITH BY APPROPRIATE PROCEEDINGS IF

           RESERVES IN RESPECT OF SUCH BORROWER'S OR SUCH SUBSIDIARY'S
               REASONABLY ANTICIPATED LIABILITY THEREFOR HAVE BEEN
          APPROPRIATELY ESTABLISHED), PROMPTLY NOTIFY THE AGENT OF ITS
            RECEIPT OF ANY WRITTEN NOTICE OF A VIOLATION OF ANY SUCH
         ENVIRONMENTAL LAWS OR OTHER SUCH APPLICABLE LAWS AND INDEMNIFY
              AND HOLD THE AGENT AND THE LENDERS HARMLESS FROM ALL
            ENVIRONMENTAL LIABILITIES INCURRED BY OR IMPOSED UPON THE
          AGENT OR ANY LENDER ON ACCOUNT OF SUCH BORROWER'S FAILURE TO
                 PERFORM ITS OBLIGATIONS UNDER THIS Section 9.9.

          (T) SUCH BORROWER SHALL NOT CAUSE OR PERMIT A RELEASE OF ANY
         CONTAMINANT ON, AT, IN, UNDER, ABOVE, TO, FROM OR ABOUT ANY OF
           THE REAL ESTATE WHERE SUCH RELEASE WOULD (A) VIOLATE IN ANY
          RESPECT, OR FORM THE BASIS FOR ANY ENVIRONMENTAL LIABILITIES
          UNDER, ANY ENVIRONMENTAL LAWS OR ENVIRONMENTAL PERMITS OR (B) OTHERWISE ADVERSELY IMPACT THE VALUE OR MARKETABILITY OF ANY OF THE REAL ESTATE OR ANY OF THE COLLATERAL, OTHER THAN SUCH VIOLATIONS OR IMPACTS WHICH COULD NOT REASONABLY BE EXPECTED
              TO HAVE A MATERIALLY ADVERSE EFFECT ON SUCH BORROWER.

FURTHER ASSURANCES. Upon the request of the Agent, to duly execute and deliver, or cause to be duly executed and delivered, to the Agent such further instruments and do and cause to be done such further acts as may be necessary in the reasonable opinion of the Agent to carry out the express provisions of this Agreement or any other Loan Document.

                                   INFORMATION

        Until the Revolving Credit Facility has been terminated and all the Secured Obligations have been paid in full, unless the Required Lenders shall otherwise consent in the manner set forth in SECTION 15.9, the Borrowers will furnish to the Agent and to each Lender at the offices then designated for such notices pursuant to SECTION 15.1:

FINANCIAL STATEMENTS.

          (U) AUDITED YEAR-END-STATEMENTS. AS SOON AS AVAILABLE, BUT IN
          ANY EVENT WITHIN ONE HUNDRED FIVE (105) DAYS AFTER THE END OF
              EACH FISCAL YEAR, COPIES OF THE BORROWERS' FORM 10-K
           CONTAINING THE CONSOLIDATED BALANCE SHEET AS AT THE END OF
             SUCH FISCAL YEAR AND THE RELATED STATEMENTS OF INCOME,
           SHAREHOLDERS' EQUITY AND CASH FLOW FOR SUCH FISCAL YEAR, IN
           EACH CASE SETTING FORTH IN COMPARATIVE FORM THE FIGURES FOR
          THE PREVIOUS FISCAL YEAR AND, IN THE CASE OF THE CONSOLIDATED
           BALANCE SHEET, WHICH FINANCIAL STATEMENTS SHALL INCLUDE AN
             UNQUALIFIED OPINION OF THE INDEPENDENT CERTIFIED PUBLIC
          ACCOUNTANTS THAT SUCH FINANCIAL STATEMENTS PRESENT FAIRLY THE
          FINANCIAL POSITION OF THE BORROWERS AS AT THE END OF AND FOR
             SUCH FISCAL YEAR (THE "AUDITED FINANCIAL STATEMENTS").

         (V) MONTHLY FINANCIAL STATEMENTS. AS SOON AS AVAILABLE, BUT IN ANY EVENT WITHIN FORTY (40) DAYS AFTER THE END OF EACH FISCAL MONTH (OTHER THAN AT ANY FISCAL QUARTER END OR AT FISCAL YEAR
          END, IN WHICH CASE SUCH MONTHLY FINANCIAL STATEMENTS SHALL BE
            DELIVERED AT THE TIME SUCH QUARTERLY OR ANNUAL FINANCIAL
               STATEMENTS ARE DELIVERED), COPIES OF THE UNAUDITED
          CONSOLIDATED BALANCE SHEET AS AT THE END OF SUCH FISCAL MONTH
           AND THE RELATED UNAUDITED INCOME STATEMENT FOR SUCH FISCAL
            MONTH AND FOR THE PORTION OF THE FISCAL YEAR THROUGH SUCH
          FISCAL MONTH, IN EACH CASE SETTING FORTH IN COMPARATIVE FORM
          THE FIGURES FOR THE PREVIOUS FISCAL YEAR (INCLUDING, WITHOUT

          LIMITATION, A COMPARISON TO THE THEN CURRENT PROJECTED BUDGET
             FIGURES FOR THE CURRENT FISCAL YEAR), CERTIFIED BY THE
         FINANCIAL OFFICER AS PRESENTING FAIRLY THE FINANCIAL CONDITION
              AND RESULTS OF OPERATIONS OF THE BORROWERS AND THEIR
          SUBSIDIARIES AS AT THE DATE THEREOF AND FOR THE PERIODS ENDED
             ON SUCH DATE, SUBJECT TO NORMAL QUARTERLY AND YEAR END
          ADJUSTMENTS. SUCH FINANCIAL STATEMENTS SHALL BE COMPLETE AND
           CORRECT IN ALL MATERIAL RESPECTS AND PREPARED IN ACCORDANCE
           WITH GAAP (EXCEPT FOR THE OMISSION OF FOOTNOTES AND NORMAL
            QUARTERLY AND YEAR-END ADJUSTMENTS) APPLIED CONSISTENTLY
                    THROUGHOUT THE PERIODS REFLECTED THEREIN.

          (W) QUARTERLY FINANCIAL STATEMENTS. AS SOON AS AVAILABLE, BUT
            IN ANY EVENT WITHIN FIFTY (50) DAYS AFTER THE END OF EACH
         FISCAL QUARTER OTHER THAN THE FOURTH FISCAL QUARTER, COPIES OF
         THE BORROWERS' FORM 10-Q CONTAINING THE UNAUDITED CONSOLIDATED
           BALANCE SHEET AS AT THE END OF SUCH FISCAL QUARTER AND THE
         RELATED UNAUDITED INCOME STATEMENT FOR SUCH FISCAL QUARTER AND
             FOR THE PORTION OF THE FISCAL YEAR THROUGH SUCH FISCAL
           QUARTER, IN EACH CASE SETTING FORTH IN COMPARATIVE FORM THE
             FIGURES FOR THE PREVIOUS FISCAL YEAR, CERTIFIED BY THE
         FINANCIAL OFFICER AS PRESENTING FAIRLY THE FINANCIAL CONDITION
              AND RESULTS OF OPERATIONS OF THE BORROWERS AND THEIR
          SUBSIDIARIES AS AT THE DATE THEREOF AND FOR THE PERIODS ENDED
           ON SUCH DATE, SUBJECT TO NORMAL YEAR END ADJUSTMENTS. SUCH
            FINANCIAL STATEMENTS SHALL BE COMPLETE AND CORRECT IN ALL
         MATERIAL RESPECTS AND PREPARED IN ACCORDANCE WITH GAAP (EXCEPT
         FOR THE OMISSION OF FOOTNOTES AND NORMAL YEAR-END ADJUSTMENTS) APPLIED CONSISTENTLY THROUGHOUT THE PERIODS REFLECTED THEREIN.

          (X) FINANCIAL BUDGETS. AS SOON AS AVAILABLE, BUT IN ANY EVENT WITHIN NINETY (90) DAYS AFTER EACH FISCAL YEAR END DURING THE
          TERM HEREOF, A FINANCIAL BUDGET, PREPARED BY THE BORROWERS ON
            A CONSOLIDATED BASIS, CONSISTING OF MONTHLY CONSOLIDATED
          BALANCE SHEETS, CASH FLOW STATEMENTS AND INCOME STATEMENTS OF
          THE BORROWERS, REFLECTING PROJECTED BORROWINGS HEREUNDER AND SETTING FORTH THE ASSUMPTIONS ON WHICH SUCH FINANCIAL BUDGET
          WAS PREPARED, COVERING THE ONE-YEAR PERIOD COMMENCING ON THE
         FIRST DAY OF SUCH FISCAL YEAR AND IN EACH CASE APPROVED BY THE
          BOARD OF DIRECTORS OF THE BORROWER'S REPRESENTATIVE NO LATER
            THAN NINETY (90) DAYS AFTER THE LAST BUSINESS DAY OF EACH
                                  FISCAL YEAR.

BORROWER INTERCOMPANY DEBT. EACH BORROWER SHALL, AS PART OF THE QUARTERLY FINANCIAL STATEMENTS FURNISHED TO AGENT, REPORT SEPARATELY TO AGENT THE RESPECTIVE AMOUNTS OF BORROWER INTERCOMPANY DEBT AND SUBORDINATED BORROWER INTERCOMPANY DEBT OWED BY AND OWED TO SUCH BORROWER, AND SUCH RESPECTIVE AMOUNTS SHALL NOT BE OFFSET AGAINST EACH OTHER FOR SUCH SEPARATE REPORTING PURPOSES NOR SHALL THEY BE OFFSET AGAINST EACH OTHER FOR FULL OR PARTIAL PAYMENT OR SATISFACTION EXCEPT IN ACCORDANCE WITH Section 11.6 HEREUNDER. OFFICER'S CERTIFICATE. TOGETHER WITH EACH DELIVERY OF FINANCIAL STATEMENTS REQUIRED BY
Section 10.1(a), (b) AND (c), A CERTIFICATE OF THE PRESIDENT OR FINANCIAL OFFICER OF THE BORROWERS (A) STATING THAT, BASED ON AN EXAMINATION SUFFICIENT TO ENABLE HIM TO MAKE AN INFORMED STATEMENT, NO DEFAULT OR EVENT OF DEFAULT EXISTS OR, IF SUCH IS NOT THE CASE, SPECIFYING SUCH DEFAULT OR EVENT OF DEFAULT AND ITS NATURE, WHEN IT OCCURRED, WHETHER IT IS CONTINUING AND THE STEPS BEING TAKEN BY THE BORROWERS WITH RESPECT TO SUCH DEFAULT OR EVENT OF DEFAULT, AND (B) SETTING FORTH THE CALCULATIONS NECESSARY TO ESTABLISH WHETHER OR NOT

THE BORROWERS WERE IN COMPLIANCE WITH THE COVENANTS CONTAINED IN Sections 11.1,
11.5 AND 11.10 AS OF THE DATE OF SUCH STATEMENTS.

COPIES OF OTHER REPORTS.

                  (a) Promptly upon receipt thereof, copies of any management letters and any other reports disclosing any deficiencies or weaknesses with respect to the Borrowers submitted to any Borrower or its Board of Directors by its independent public accountants.

       (B) AS SOON AS PRACTICABLE, COPIES OF ALL FINANCIAL STATEMENTS AND REPORTS THAT ANY BORROWER SHALL SEND TO ITS SHAREHOLDERS GENERALLY AND
       OF ALL REGISTRATION STATEMENTS AND ALL REGULAR OR PERIODIC REPORTS
         WHICH ANY BORROWER SHALL FILE WITH THE SECURITIES AND EXCHANGE
                     COMMISSION OR ANY SUCCESSOR COMMISSION.

      (C) FROM TIME TO TIME AND AS SOON AS REASONABLY PRACTICABLE FOLLOWING EACH REQUEST, SUCH FORECASTS, DATA, CERTIFICATES, REPORTS, STATEMENTS,
       OPINIONS OF COUNSEL, DOCUMENTS OR FURTHER INFORMATION REGARDING THE
         BUSINESS, ASSETS, LIABILITIES, FINANCIAL CONDITION, RESULTS OF
           OPERATIONS OR BUSINESS PROSPECTS OF THE BORROWERS AND THEIR
     SUBSIDIARIES AS THE AGENT OR ANY LENDER MAY REASONABLY REQUEST AND THAT THE BORROWERS HAVE OR (EXCEPT IN THE CASE OF LEGAL OPINIONS RELATING TO
          THE PERFECTION OR PRIORITY OF THE SECURITY INTEREST) WITHOUT UNREASONABLE EXPENSE CAN OBTAIN; PROVIDED, HOWEVER, THAT THE LENDERS
     SHALL, TO THE EXTENT REASONABLY PRACTICABLE, COORDINATE EXAMINATIONS OF
        THE BORROWERS' RECORDS BY THEIR RESPECTIVE INTERNAL AUDITORS. THE
       RIGHTS OF THE AGENT AND THE LENDERS UNDER THIS Section 10.4 ARE IN
        ADDITION TO AND NOT IN DEROGATION OF THEIR RIGHTS UNDER ANY OTHER
           PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT.

     (D) IF REQUESTED BY THE AGENT OR ANY LENDER, SUCH BORROWER WILL FURNISH TO THE AGENT AND THE LENDERS STATEMENTS IN CONFORMITY WITH THE REQUIREMENTS OF FEDERAL RESERVE FORM G-3 OR U-1 REFERRED TO IN
      REGULATION U OF THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM.

            NOTICE OF LITIGATION AND OTHER MATTERS. PROMPT NOTICE OF:

       (Y) THE COMMENCEMENT, TO THE EXTENT THE BORROWERS ARE AWARE OF THE
          SAME, OF ALL PROCEEDINGS AND INVESTIGATIONS BY OR BEFORE ANY
      GOVERNMENTAL OR NON-GOVERNMENTAL BODY AND ALL ACTIONS AND PROCEEDINGS
        IN ANY COURT OR BEFORE ANY ARBITRATOR AGAINST OR IN ANY OTHER WAY
      RELATING TO OR AFFECTING ANY BORROWER, ANY OF ITS SUBSIDIARIES OR ANY
       OF ANY BORROWER'S OR ANY OF ITS SUBSIDIARIES' PROPERTIES, ASSETS OR
       BUSINESSES, WHICH MIGHT, SINGLY OR IN THE AGGREGATE, RESULT IN THE OCCURRENCE OF A DEFAULT OR AN EVENT OF DEFAULT, OR HAVE A MATERIAL
     ADVERSE EFFECT ON SUCH BORROWER AND ITS SUBSIDIARIES, TAKEN AS A WHOLE,
     (Z) WITHOUT IN ANY WAY LIMITING subsection (a) HEREOF, THE COMMENCEMENT
       AGAINST ANY BORROWER OR ANY OF THEIR RESPECTIVE SUBSIDIARIES OF ANY
      INVOLUNTARY BANKRUPTCY PROCEEDING, IMMEDIATELY UPON RECEIPT BY ANY OF
        THEM OF NOTICE OF COMMENCEMENT THEREOF OR PLEADINGS WITH RESPECT
                                    THERETO,
     (AA) ANY AMENDMENT OF THE ARTICLES OF INCORPORATION OR BY-LAWS OF SUCH
                      BORROWER OR ANY OF ITS SUBSIDIARIES,
         (BB) ANY CHANGE IN THE BUSINESS, ASSETS, LIABILITIES, FINANCIAL CONDITION, RESULTS OF OPERATIONS OR BUSINESS PROSPECTS OF ANY BORROWER
                        OR ANY OF ITS SUBSIDIARIES WHICH

     HAS HAD OR IS REASONABLY LIKELY TO HAVE, SINGLY OR IN THE AGGREGATE, A
      MATERIALLY ADVERSE EFFECT ON SUCH BORROWER OR ITS SUBSIDIARIES, TAKEN AS A WHOLE, AND ANY CHANGE IN THE CHIEF EXECUTIVE OFFICER, PRESIDENT OR
                  CHIEF FINANCIAL OFFICER OF SUCH BORROWER, AND

     (CC) ANY DEFAULT OR EVENT OF DEFAULT OR ANY EVENT WHICH CONSTITUTES OR WHICH WITH THE PASSAGE OF TIME OR GIVING OF NOTICE OR BOTH WOULD
     CONSTITUTE A DEFAULT OR EVENT OF DEFAULT BY SUCH BORROWER OR ANY OF ITS
      SUBSIDIARIES UNDER ANY MATERIAL AGREEMENT (OTHER THAN THIS AGREEMENT)
       TO WHICH SUCH BORROWER OR ANY OF ITS SUBSIDIARIES IS A PARTY OR BY WHICH SUCH BORROWER, ANY OF ITS SUBSIDIARIES OR ANY OF SUCH BORROWER'S
              OR ANY OF ITS SUBSIDIARIES' PROPERTIES MAY BE BOUND.

ERISA. AS SOON AS POSSIBLE AND IN ANY EVENT WITHIN 30 DAYS AFTER SUCH BORROWER KNOWS, OR HAS REASON TO KNOW, THAT:

     (DD) ANY TERMINATION EVENT WITH RESPECT TO A PLAN HAS OCCURRED OR WILL
                                    OCCUR, OR

         (EE) THE AGGREGATE PRESENT VALUE OF THE UNFUNDED VESTED ACCRUED BENEFITS UNDER ALL PLANS IS EQUAL TO AN AMOUNT IN EXCESS OF $0, OR (FF) SUCH BORROWER OR ANY OF ITS SUBSIDIARIES IS IN "DEFAULT" (AS DEFINED IN
           SECTION 4219(C)(5) OF ERISA) WITH RESPECT TO PAYMENTS TO A
        MULTIEMPLOYER PLAN REQUIRED BY REASON OF SUCH BORROWER'S OR SUCH
      SUBSIDIARY'S COMPLETE OR PARTIAL WITHDRAWAL (AS DESCRIBED IN SECTION
      4203 OR 4205 OF ERISA) FROM SUCH MULTIEMPLOYER PLAN, A CERTIFICATE OF THE PRESIDENT OR A FINANCIAL OFFICER OF SUCH BORROWER SETTING FORTH THE DETAILS OF SUCH EVENT AND THE ACTION WHICH IS PROPOSED TO BE TAKEN WITH
        RESPECT THERETO, TOGETHER WITH ANY NOTICE OR FILING WHICH MAY BE
      REQUIRED BY THE PBGC OR OTHER AGENCY OF THE UNITED STATES GOVERNMENT
                           WITH RESPECT TO SUCH EVENT.

ACCURACY OF INFORMATION. All written information, reports, statements and other papers and data furnished to the Agent or any Lender, whether pursuant to this
ARTICLE 10 or any other provision of this Agreement or of any other Loan Document, shall be, at the time the same is so furnished, complete and correct in all material respects to the extent necessary to give the Agent and the Lenders true and accurate knowledge of the subject matter.

REVISIONS OR UPDATES TO SCHEDULES. Should any of the information or disclosures provided on any of the Schedules originally attached hereto become outdated or incorrect in any material respect, such Borrower shall deliver to the Agent and the Lenders as part of the officer's certificate required pursuant to SECTION
10.3 such revisions or updates to such Schedule(s) as may be necessary or appropriate to update or correct such Schedule(s), provided that no such revisions or updates to any Schedule(s) shall be deemed to have amended, modified or superseded such Schedule(s) as originally attached hereto, or to have cured any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule(s), unless and until the Required Lenders in the exercise of their reasonable credit judgment, shall have accepted in writing such revisions or updates to such Schedule(s).

                               NEGATIVE COVENANTS

                  Until the Revolving Credit Facility has been terminated and all the Secured Obligations have been paid in full, unless the Required Lenders shall otherwise consent in the manner set forth in SECTION 15.9, no Borrower will directly or indirectly: FINANCIAL COVENANTS.

Breach the following financial covenant:

         (a) Minimum Tangible Net Worth. For any Fiscal Quarter in which an Availability Shortfall occurs and for each Fiscal Quarter thereafter, the Borrowers shall not permit their consolidated Tangible Net Worth, as measured on the last day of each such Fiscal Quarter, to be less than an amount equal to the sum of (i) $175,950,000, PLUS (ii) seventy-five percent (75%) of the Net Income (but not Net Loss) for each of the Fiscal Quarters commencing with the second Fiscal Quarter of Fiscal Year 2001 through and including the Fiscal Quarter then being measured; provided, however, if, subsequent to such Availability Shortfall, Availability shall exceed $25,000,000 for a consecutive ninety (90) day period, then on and after such period and for so long as Availability remains above $25,000,000, the Borrowers shall be not required to comply with the foregoing covenant until such time as another Availability Shortfall shall have occurred.

         INDEBTEDNESS FOR MONEY BORROWED. CREATE, ASSUME, OR OTHERWISE BECOME OR REMAIN OBLIGATED IN RESPECT OF, OR PERMIT OR SUFFER TO EXIST OR TO BE CREATED, ASSUMED OR INCURRED OR TO BE OUTSTANDING ANY INDEBTEDNESS FOR MONEY BORROWED, EXCEPT FOR PERMITTED INDEBTEDNESS FOR MONEY BORROWED.

GUARANTIES. BECOME OR REMAIN LIABLE WITH RESPECT TO ANY GUARANTY OF ANY OBLIGATION OF ANY OTHER PERSON, EXCEPT FOR PERMITTED GUARANTIES.

INVESTMENTS AND ACQUISITIONS. ACQUIRE, AFTER THE AGREEMENT DATE, ANY BUSINESS UNIT OR INVESTMENT OR, AFTER SUCH DATE, PERMIT ANY INVESTMENT TO BE OUTSTANDING OTHER THAN PERMITTED INVESTMENTS.

         CAPITAL EXPENDITURES. MAKE ANY CAPITAL EXPENDITURES, PROVIDED HOWEVER, THAT THE BORROWERS MAY MAKE OR INCUR CAPITAL EXPENDITURES DURING THE TERM HEREOF SO LONG AS BEFORE AND AFTER GIVING EFFECT TO SUCH CAPITAL EXPENDITURES NO EVENT OF DEFAULT OR AVAILABILITY SHORTFALL EXISTS OR WILL OCCUR AS A RESULT THEREOF.

RESTRICTED DISTRIBUTIONS AND PAYMENTS.

Declare or make any Restricted Distribution or Restricted Payment, other than
(a) Restricted Distributions or Restricted Payments described on SCHEDULE 11.6,
(b) Permitted Stock Repurchases and (c) Borrower Intercompany Debt, provided however that, following an Event of Default, the portion of Borrower Intercompany Debt that constitutes Subordinated Borrower Intercompany Debt shall not be fully or partially paid, nor fully or partially satisfied by set-off, and each and every Borrower, as both present and potential obligor and obligee, expressly and specifically consents and agrees (i) to treatment of some or all of their respective Borrower Intercompany Debt as Subordinated Borrower Intercompany Debt in accordance herewith, and (ii) that the Subordinated Borrower Intercompany Debt is hereby subordinated to the full and final indefeasible payment of the Secured Obligations.

         MERGER, CONSOLIDATION AND SALE OF ASSETS.

Merge or consolidate with any other Person or sell, lease or transfer or otherwise dispose of all or a substantial portion of its assets to any Person, including its stock or the capital stock of any of its Subsidiaries, other than
(i) sales of Inventory in the ordinary course of business; (ii) transfer of assets between Borrowers in the ordinary course of business, (iii) combinations or mergers of two or more Borrowers, or (iv) a liquidation or dissolution of any Borrower (other than GFC) resulting in a liquidating distribution to another Borrower, provided that, with respect to clauses (iii) and (iv) of this SECTION 11.7, the Agent has received at least thirty (30) days prior written notice thereof.

         TRANSACTIONS WITH AFFILIATES. EFFECT ANY TRANSACTION WITH ANY AFFILIATE (OTHER THAN TRANSACTIONS BETWEEN OR AMONG THE BORROWERS) ON A BASIS LESS FAVORABLE TO ANY BORROWER THAN WOULD BE THE CASE IF SUCH TRANSACTION HAD BEEN EFFECTED WITH A PERSON NOT AN AFFILIATE WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF THE AGENT.

LIENS. CREATE, ASSUME OR PERMIT OR SUFFER TO EXIST OR TO BE CREATED OR ASSUMED ANY LIEN ON ANY OF THE COLLATERAL, OTHER THAN PERMITTED LIENS.

         OPERATING LEASES. ENTER INTO ANY LEASE OTHER THAN A CAPITALIZED LEASE (AN "OPERATING LEASE"), WHICH WOULD CAUSE THE AGGREGATE AMOUNT OF THE BORROWERS' PAYMENT OBLIGATIONS UNDER ITS OPERATING LEASE OBLIGATIONS (OTHER THAN OBLIGATIONS WITH RESPECT TO LEASES OF STORES (AND RENEWALS AND SUBSTITUTIONS THEREOF)) AND CAPITALIZED LEASE OBLIGATIONS TO EXCEED $10,000,000 IN THE AGGREGATE DURING ANY FISCAL YEAR DURING THE TERM HEREOF.

BENEFIT PLANS. PERMIT OR TAKE ANY ACTION WHICH WOULD RESULT IN THE AGGREGATE PRESENT VALUE OF UNFUNDED VESTED ACCRUED BENEFITS UNDER ALL BENEFIT PLANS OF SUCH BORROWER TO EXCEED $0.00 OR PERMIT ANY CONDITION TO EXIST IN CONNECTION WITH ANY BENEFIT PLAN WHICH MIGHT CONSTITUTE GROUNDS FOR THE PBGC TO INSTITUTE PROCEEDINGS TO HAVE SUCH BENEFIT PLAN TERMINATED OR A TRUSTEE APPOINTED TO ADMINISTER SUCH BENEFIT PLAN, AND ANY OTHER CONDITION, EVENT OR TRANSACTION WITH RESPECT TO ANY BENEFIT PLAN WHICH COULD RESULT IN THE INCURRENCE BY SUCH BORROWER OF ANY MATERIAL LIABILITY, FINE OR PENALTY.

SALES AND LEASEBACKS. ENTER INTO ANY SYNTHETIC LEASE OR ANY ARRANGEMENT WITH ANY PERSON PROVIDING FOR SUCH BORROWER'S LEASING FROM SUCH PERSON ANY REAL OR PERSONAL PROPERTY WHICH HAS BEEN OR IS TO BE SOLD OR TRANSFERRED, DIRECTLY OR INDIRECTLY, BY SUCH BORROWER TO SUCH PERSON.

CAPITAL STRUCTURE AND BUSINESS. (A) MAKE ANY MATERIAL CHANGES IN ANY OF ITS BUSINESS OBJECTIVES, PURPOSES OR OPERATIONS WHICH COULD REASONABLY BE EXPECTED TO MATERIALLY AND ADVERSELY AFFECT THE REPAYMENT OF THE REVOLVING CREDIT LOANS OR ANY OF THE OTHER SECURED OBLIGATIONS OR COULD REASONABLY BE EXPECTED TO RESULT IN A MATERIALLY ADVERSE EFFECT ON SUCH BORROWER AND ITS SUBSIDIARIES AS A WHOLE, (B) CHANGE ITS FISCAL YEAR OR (C) AMEND ITS CHARTER OR BYLAWS IN A MANNER WHICH WOULD ADVERSELY AFFECT AGENT OR LENDERS OR SUCH BORROWER'S DUTY OR ABILITY TO REPAY THE SECURED OBLIGATIONS.

NO IMPAIRMENT OF INTERCOMPANY TRANSFERS. DIRECTLY OR INDIRECTLY ENTER INTO OR BECOME BOUND BY ANY AGREEMENT, INSTRUMENT, INDENTURE OR OTHER OBLIGATION (OTHER THAN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS) WHICH COULD DIRECTLY OR INDIRECTLY RESTRICT, PROHIBIT OR REQUIRE THE CONSENT OF ANY PERSON WITH RESPECT TO (A) THE PAYMENT OF DIVIDENDS OR DISTRIBUTIONS TO ANY BORROWER, (B) THE PAYMENT OF ANY INDEBTEDNESS OR OTHER OBLIGATION OWED TO ANY BORROWER OR (C) THE MAKING OR REPAYMENT OF INTERCOMPANY LOANS BY A SUBSIDIARY OF ANY BORROWER TO SUCH BORROWER.

NO SPECULATIVE TRANSACTIONS. ENGAGE IN ANY TRANSACTION INVOLVING COMMODITY OPTIONS, FUTURES CONTRACTS OR SIMILAR TRANSACTIONS, EXCEPT SOLELY TO HEDGE AGAINST FLUCTUATIONS IN THE PRICES OF COMMODITIES OWNED OR PURCHASED BY IT AND THE VALUES OF FOREIGN CURRENCIES RECEIVABLE OR PAYABLE BY IT AND INTEREST SWAPS, CAPS OR COLLARS.

                                     DEFAULT

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

           (GG) DEFAULT IN PAYMENT. ANY BORROWER SHALL DEFAULT IN ANY PAYMENT OF PRINCIPAL OF OR INTEREST ON ANY REVOLVING CREDIT LOANS OR ANY NOTE WHEN AND AS DUE (WHETHER AT MATURITY, BY
                      REASON OF ACCELERATION OR OTHERWISE).

          (HH) OTHER PAYMENT DEFAULT. ANY BORROWER SHALL DEFAULT IN THE PAYMENT, AS AND WHEN DUE, OF PRINCIPAL OF OR INTEREST ON, ANY
          OTHER SECURED OBLIGATION, AND SUCH DEFAULT SHALL CONTINUE FOR
           A PERIOD OF TEN (10) DAYS AFTER WRITTEN NOTICE THEREOF HAS
                    BEEN GIVEN TO SUCH BORROWER BY THE AGENT.

          (II) MISREPRESENTATION. ANY REPRESENTATION OR WARRANTY, OTHER THAN A QUALIFIED REPRESENTATION, MADE OR DEEMED TO BE MADE BY ANY BORROWER UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT,
         OR ANY AMENDMENT HERETO OR THERETO, SHALL AT ANY TIME PROVE TO
         HAVE BEEN INCORRECT OR MISLEADING IN ANY MATERIAL RESPECT WHEN
          MADE. ANY QUALIFIED REPRESENTATION MADE OR DEEMED TO BE MADE
             BY ANY BORROWER UNDER THIS AGREEMENT OR ANY OTHER LOAN
           DOCUMENT, OR ANY AMENDMENT HERETO OR THERETO, SHALL AT ANY
           TIME PROVE TO HAVE BEEN INCORRECT OR MISLEADING WHEN MADE.

         (JJ) DEFAULT IN PERFORMANCE. ANY BORROWER SHALL DEFAULT IN THE
          PERFORMANCE OR OBSERVANCE OF ANY TERM, COVENANT, CONDITION OR
            AGREEMENT TO BE PERFORMED BY SUCH BORROWER, CONTAINED IN,
                                ARTICLES 7 or 11;

   ARTICLES 8, 9, or 10 and such default, if such default is capable of being cured, shall continue for a period of ten (10) Business Days after written notice of such default has been given to such Borrower by Agent; or any other provision of this Agreement (other than as specifically provided for otherwise in this SECTION 12.1) and such default, if capable of being cured, shall continue for a period of 30 days after written notice thereof has been given to such Borrower by the Agent.

     (KK) INDEBTEDNESS CROSS-DEFAULT. WITH RESPECT TO PERMITTED INDEBTEDNESS FOR MONEY BORROWED (OTHER THAN BORROWER INTERCOMPANY DEBT),

 Any Borrower or any subsidiary thereof shall fail to pay when due and payable the principal of or interest on any Indebtedness (other than the Revolving Credit Facility) in an amount outstanding in excess of $1,000,000. the maturity of any such Indebtedness, individually or in the aggregate with other such Indebtedness, in a principal amount exceeding $1,000,000 shall have (A) been accelerated in accordance with the provisions of any indenture, contract or instrument providing for the creation of or concerning such Indebtedness, or (B) been required to be prepaid prior to the stated maturity thereof, or any event shall have occurred and be continuing which would permit any holder or holders of such Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity, and any Borrower or, such Subsidiary shall have failed to cure such default prior to the expiration of any applicable cure or grace period.

       (LL) OTHER CROSS-DEFAULTS. ANY BORROWER OR ANY OF ITS SUBSIDIARIES
         SHALL DEFAULT IN THE PAYMENT WHEN DUE, OR IN THE PERFORMANCE OR
      OBSERVANCE, OF ANY OBLIGATION OR CONDITION OF ANY AGREEMENT, CONTRACT
     OR LEASE (OTHER THAN THIS AGREEMENT, THE SECURITY DOCUMENTS OR ANY SUCH
       AGREEMENT, CONTRACT OR LEASE RELATING TO PERMITTED INDEBTEDNESS FOR MONEY BORROWED) IF THE EXISTENCE OF ANY SUCH DEFAULTS, SINGLY OR IN

       THE AGGREGATE, COULD IN THE REASONABLE JUDGMENT OF THE AGENT HAVE A
                           MATERIALLY ADVERSE EFFECT.

        (MM) VOLUNTARY BANKRUPTCY PROCEEDING. ANY BORROWER OR ANY OF ITS
       SUBSIDIARIES SHALL (I) COMMENCE A VOLUNTARY CASE UNDER THE FEDERAL
      BANKRUPTCY LAWS (AS NOW OR HEREAFTER IN EFFECT), (II) FILE A PETITION
        SEEKING TO TAKE ADVANTAGE OF ANY OTHER LAWS, DOMESTIC OR FOREIGN,
        RELATING TO BANKRUPTCY, INSOLVENCY, REORGANIZATION, WINDING UP OR
        COMPOSITION FOR ADJUSTMENT OF DEBTS, (III) CONSENT TO OR FAIL TO
      CONTEST IN A TIMELY AND APPROPRIATE MANNER ANY PETITION FILED AGAINST
       IT IN AN INVOLUNTARY CASE UNDER SUCH BANKRUPTCY LAWS OR OTHER LAWS,
        (IV) APPLY FOR OR CONSENT TO, OR FAIL TO CONTEST IN A TIMELY AND
     APPROPRIATE MANNER, THE APPOINTMENT OF, OR THE TAKING OF POSSESSION BY,
         A RECEIVER, CUSTODIAN, TRUSTEE, OR LIQUIDATOR OF ITSELF OR OF A SUBSTANTIAL PART OF ITS PROPERTY, DOMESTIC OR FOREIGN, (V) ADMIT IN
     WRITING ITS INABILITY TO PAY ITS DEBTS AS THEY BECOME DUE, (VI) MAKE A
       GENERAL ASSIGNMENT FOR THE BENEFIT OF CREDITORS, OR (VII) TAKE ANY CORPORATE ACTION FOR THE PURPOSE OF AUTHORIZING ANY OF THE FOREGOING.

       (NN) INVOLUNTARY BANKRUPTCY PROCEEDING. A CASE OR OTHER PROCEEDING
      SHALL BE COMMENCED AGAINST ANY BORROWER OR ANY OF ITS SUBSIDIARIES IN
        ANY COURT OF COMPETENT JURISDICTION SEEKING (I) RELIEF UNDER THE
      FEDERAL BANKRUPTCY LAWS (AS NOW OR HEREAFTER IN EFFECT) OR UNDER ANY
      OTHER LAWS, DOMESTIC OR FOREIGN, RELATING TO BANKRUPTCY, INSOLVENCY, REORGANIZATION, WINDING UP OR ADJUSTMENT OF DEBTS, (II) THE APPOINTMENT
        OF A TRUSTEE, RECEIVER, CUSTODIAN, LIQUIDATOR OR THE LIKE OF ANY BORROWER, ANY OF ITS SUBSIDIARIES OR OF ALL OR ANY SUBSTANTIAL PART OF
         THE ASSETS, DOMESTIC OR FOREIGN, OF SUCH BORROWER OR ANY OF ITS SUBSIDIARIES, AND SUCH CASE OR PROCEEDING SHALL CONTINUE UNDISMISSED OR
       UNSTAYED FOR A PERIOD OF 60 CONSECUTIVE CALENDAR DAYS, OR AN ORDER GRANTING THE RELIEF REQUESTED IN SUCH CASE OR PROCEEDING AGAINST SUCH
     BORROWER OR ANY OF ITS SUBSIDIARIES (INCLUDING, BUT NOT LIMITED TO, AN ORDER FOR RELIEF UNDER SUCH FEDERAL BANKRUPTCY LAWS) SHALL BE ENTERED.

     (OO) LOAN DOCUMENTS. ANY EVENT OF DEFAULT OR EVENT OF DEFAULT UNDER ANY OTHER LOAN DOCUMENT SHALL OCCUR OR ANY BORROWER SHALL DEFAULT IN THE
     PERFORMANCE OR OBSERVANCE OF ANY MATERIAL TERM, COVENANT, CONDITION OR
      AGREEMENT CONTAINED IN, OR THE PAYMENT OF ANY OTHER SUM COVENANTED TO BE PAID BY SUCH BORROWER UNDER, ANY SUCH LOAN DOCUMENT OR ANY PROVISION OF THIS AGREEMENT, OR OF ANY OTHER LOAN DOCUMENT AFTER DELIVERY THEREOF
      HEREUNDER, SHALL FOR ANY REASON CEASE TO BE VALID AND BINDING, OTHER
       THAN A NONMATERIAL PROVISION RENDERED UNENFORCEABLE BY OPERATION OF LAW, OR SUCH BORROWER OR OTHER PARTY THERETO (OTHER THAN THE AGENT OR A LENDER) SHALL SO STATE IN WRITING, OR THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, AFTER DELIVERY THEREOF HEREUNDER, SHALL FOR ANY REASON (OTHER THAN ANY ACTION TAKEN INDEPENDENTLY BY THE AGENT OR A LENDER AND EXCEPT TO THE EXTENT PERMITTED BY THE TERMS THEREOF) CEASE TO CREATE A VALID,
      PERFECTED AND, EXCEPT AS OTHERWISE EXPRESSLY PERMITTED HEREIN, FIRST
        PRIORITY LIEN ON, OR SECURITY INTEREST IN, ANY OF THE COLLATERAL
                        PURPORTED TO BE COVERED THEREBY.

     (PP) JUDGMENT. ANY JUDGMENT OR ORDER FOR THE PAYMENT OF MONEY WARRANT,
        WRIT OF ATTACHMENT, EXECUTION OR SIMILAR PROCESS WHICH EXCEEDS IN
      AMOUNT OR VALUE $1,000,000 INDIVIDUALLY OR IN THE AGGREGATE SHALL BE
       ENTERED AGAINST ANY BORROWER BY ANY COURT AND SUCH JUDGMENT, ORDER,
         WARRANT, WRIT OF ATTACHMENT, EXECUTION OR SIMILAR PROCESS SHALL
             CONTINUE UNDISCHARGED OR UNSTAYED FOR THIRTY (30) DAYS.

      (QQ) ERISA. (I) ANY TERMINATION EVENT WITH RESPECT TO A BENEFIT PLAN SHALL OCCUR THAT, AFTER TAKING INTO ACCOUNT THE EXCESS, IF ANY, OF (A)
       THE PRESENT VALUE ON SUCH DAY OF ALL VESTED NONFORFEITABLE BENEFITS UNDER SUCH OTHER PLAN, OVER (B) THE FAIR MARKET VALUE OF THE ASSETS OF ANY OTHER BENEFIT PLAN WITH RESPECT TO WHICH A TERMINATION EVENT OCCURS
         ON THE SAME DAY (BUT ONLY TO THE EXTENT THAT SUCH EXCESS IS THE PROPERTY OF A BORROWER), RESULTS IN AN UNFUNDED VESTED ACCRUED BENEFIT
        IN EXCESS OF $0.00, OR (II) ANY PLAN SHALL INCUR AN "ACCUMULATED FUNDING DEFICIENCY" (AS DEFINED IN SECTION 412 OF THE CODE OR SECTION
      302 OF ERISA) FOR WHICH A WAIVER HAS NOT BEEN OBTAINED IN ACCORDANCE
       WITH THE APPLICABLE PROVISIONS OF THE CODE AND ERISA, OR (III) ANY
      BORROWER IS IN "DEFAULT" (AS DEFINED IN SECTION 4219(C)(5) OF ERISA)
      WITH RESPECT TO PAYMENTS TO A MULTIEMPLOYER PLAN RESULTING FROM SUCH BORROWER'S COMPLETE OR PARTIAL WITHDRAWAL (AS DESCRIBED IN SECTION 4203
                 OR 4205 OF ERISA) FROM SUCH MULTIEMPLOYER PLAN.

       (RR) QUALIFIED AUDITS. THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS RETAINED BY THE BORROWERS OR ANY BORROWER SHALL REFUSE TO DELIVER AN OPINION IN ACCORDANCE WITH Section 10.1(a) WITH RESPECT TO THE ANNUAL
        FINANCIAL STATEMENTS OF THE BORROWERS OR SUCH BORROWER. CHANGE OF CONTROL. IF GFC SHALL CEASE TO OWN, DIRECTLY OR INDIRECTLY, 100% OF THE OUTSTANDING CAPITAL STOCK OF, OR OTHER EQUITY OR OWNERSHIP INTEREST IN,
          ANY OTHER BORROWER AND ANY OF THEIR RESPECTIVE SUBSIDIARIES.

      (SS) MATERIAL ADVERSE CHANGE. THERE OCCURS ANY ACT, OMISSION, EVENT,
        UNDERTAKING OR CIRCUMSTANCE OR SERIES OF ACTS, OMISSIONS, EVENTS,
         UNDERTAKINGS OR CIRCUMSTANCES WHICH HAVE, OR WOULD HAVE, EITHER
         INDIVIDUALLY OR IN THE AGGREGATE, A MATERIALLY ADVERSE EFFECT.

REMEDIES.

       (TT) AUTOMATIC ACCELERATION AND TERMINATION OF FACILITIES. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT SPECIFIED IN Section 12.1(g) OR (h),
     (I) THE PRINCIPAL OF AND THE INTEREST ON THE REVOLVING CREDIT LOANS AND ANY NOTE AT THE TIME OUTSTANDING, AND ALL OTHER AMOUNTS OWED TO THE
     AGENT OR THE LENDERS UNDER THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS
        AND ALL OTHER SECURED OBLIGATIONS, SHALL THEREUPON BECOME DUE AND PAYABLE WITHOUT PRESENTMENT, DEMAND, PROTEST, OR OTHER NOTICE OF ANY
     KIND, ALL OF WHICH ARE EXPRESSLY WAIVED, ANYTHING IN THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS TO THE CONTRARY NOTWITHSTANDING, AND (II) THE
       REVOLVING CREDIT FACILITY AND THE RIGHT OF ANY BORROWER TO REQUEST
          BORROWINGS UNDER THIS AGREEMENT SHALL IMMEDIATELY TERMINATE.

      (UU) OTHER REMEDIES. IF ANY EVENT OF DEFAULT SHALL HAVE OCCURRED, AND
       DURING THE CONTINUANCE OF ANY SUCH EVENT OF DEFAULT, THE AGENT MAY
      WITHOUT NOTICE, AND AT THE DIRECTION OF THE REQUIRED LENDERS IN THEIR
          SOLE AND ABSOLUTE DISCRETION SHALL, DO ANY OF THE FOLLOWING:

declare the principal of and interest on the Revolving Credit Loans and any Note at the time outstanding, and all other amounts owed to the Agent or the Lenders under this Agreement or any of the Loan Documents and all other Secured
     Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the Loan Documents to the contrary notwithstanding;

terminate the Revolving Credit Facility and any other right of the Borrowers to request borrowings hereunder; notify, or request the Borrowers to notify, in writing or otherwise, any Account Debtor or obligor with respect to any one or more of the Accounts to make payment to the Agent, for the benefit of the Lenders, or any agent or designee of the Agent, at such address as may be specified by the Agent and if, notwithstanding the giving of any notice, any Account Debtor or other such obligor shall make payments to any Borrower, such Borrower shall hold all such payments it receives in trust for the Agent, for the account of the Lenders, without commingling the same with other funds or property of, or held by, such Borrower, and shall deliver the same to the Agent or any such agent or designee of the Agent immediately upon receipt by such
      Borrower in the identical form received, together with any necessary endorsements; settle or adjust disputes and claims directly with Account Debtors and other obligors on Accounts for amounts and on terms which the Agent reasonably considers advisable and in all such cases only the net amounts received by the Agent, for the account of the Lenders, in payment of such amounts, after deductions of costs and reasonable attorneys' fees, shall constitute Collateral and no Borrower shall have any further right to make any such settlements or adjustments or to accept any returns of merchandise; through self-help, without notice, demand or judicial or other process, enter upon any premises in which Collateral including without limitation, any Inventory, may be located and, without resistance or interference by any Borrower, take physical possession of any or all thereof and maintain such possession on such premises or move the same or any part thereof to such other place or places as the Agent shall choose, without being liable to such Borrower on account of any loss, damage or depreciation that may occur as a result thereof, so long as the Agent shall act reasonably and in good faith; require each Borrower to and each Borrower shall, at its own cost and expense and without charge to the Agent or any Lender, assemble the Collateral including without limitation, the Inventory, and maintain or deliver it into the possession of the Agent or any agent or representative of the Agent at such place or places as the Agent may designate and as are reasonably convenient to both the Agent and such Borrower; at the expense of each Borrower, cause any of the Collateral to be placed in a public or field warehouse, and the Agent shall not be liable to such Borrower on account of any loss, damage or depreciation that may occur as a result thereof, so long as the Agent shall act reasonably and in its reasonable credit judgment;
 through self-help and without notice, demand or judicial or other process, and without payment of any rent or any other charge, enter any or all of each Borrower's premises and, without breach of the peace, until the Agent, on behalf of the Lenders, completes the enforcement of its rights in the Collateral, take possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Borrower's Collateral, for the purpose of (A) preparing any Inventory for disposition and disposing thereof and (B) collecting any Account, and the Agent for the benefit of the Lenders is hereby granted, effective upon an Event of Default, a license or sublicense and all other rights as may be necessary, appropriate or desirable to use the proprietary rights in connection with the foregoing, and the rights of such Borrower under all licenses, sublicenses and franchise agreements shall inure to the Agent for the benefit of the Lenders (provided, however, that any use of any federally
registered trademarks as to any goods shall be subject to the control as to the quality of such goods of the owner of such trademarks and the goodwill of the business symbolized thereby); exercise any and all of its rights under any and all of the Security Documents; apply any Collateral consisting of cash to the payment of the Secured Obligations in accordance with SECTION 12.3 hereof or in any order in which the Agent, on behalf of the Lenders, may elect or use such cash in connection with the exercise of any of its other rights hereunder or under any of the Security Documents; establish or cause to be established one or more Lockboxes or other arrangement for the deposit of proceeds of Accounts, and, in such case, each Borrower shall cause to be forwarded to the Agent at the
   Agent's Office, on a daily basis, copies of all checks and other items of payment and deposit slips related thereto deposited in such Lockboxes, together with Collection Reports in accordance with SECTION 8.10(A), in form and substance satisfactory to the Agent; and exercise all of the rights and remedies of a secured party under the Uniform Commercial Code and under any other Applicable Law, including, without limitation, the right, without notice except as specified below and with or without taking the possession thereof, to sell the Collateral or any part thereof in one or more parcels at public or private sale, at any location chosen by the Agent, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as are commercially reasonable. Each Borrower agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

APPLICATION OF PROCEEDS. All proceeds from each sale of, or other realization upon, all or any part of the Collateral following an Event of Default shall be applied or paid over as follows:

        (VV) FIRST: TO THE PAYMENT OF ALL COSTS AND EXPENSES INCURRED IN CONNECTION WITH SUCH SALE OR OTHER REALIZATION, INCLUDING ATTORNEYS'
     FEES AND EXPENSES ACTUALLY INCURRED (INCLUDING, WITHOUT LIMITATION, THE
            EXPENSES AND OTHER ALLOCATED COSTS OF INTERNAL COUNSEL),

     (WW) SECOND: TO THE PAYMENT OF THE SECURED OBLIGATIONS AND THE CREATION OF A FUND IN AN AMOUNT EQUAL TO THE LETTER OF CREDIT RESERVE, WHICH
     FUND SHALL BE HELD BY AGENT, FOR THE BENEFIT OF ITSELF AND THE LENDERS,
       AS SECURITY FOR AND APPLIED TO THE PAYMENT OF ANY AMOUNTS WHICH MAY THEREAFTER BECOME DUE UNDER THE LETTER OF CREDIT FACILITY (WITH EACH
     BORROWER REMAINING LIABLE FOR ANY DEFICIENCY), OR ANY ORDER THAT AGENT
                                 MAY ELECT AND,

     (XX) THIRD: THE BALANCE (IF ANY) OF SUCH PROCEEDS SHALL BE PAID TO THE BORROWERS, SUBJECT TO ANY DUTY IMPOSED BY LAW, OR OTHERWISE TO
                      WHOMSOEVER SHALL BE ENTITLED THERETO.

EACH BORROWER SHALL REMAIN LIABLE AND WILL PAY, ON DEMAND, ANY DEFICIENCY REMAINING IN RESPECT OF THE SECURED OBLIGATIONS, TOGETHER WITH INTEREST THEREON AT A

RATE PER ANNUM EQUAL TO THE HIGHEST RATE THEN PAYABLE HEREUNDER ON SUCH SECURED OBLIGATIONS, WHICH INTEREST SHALL CONSTITUTE PART OF THE SECURED OBLIGATIONS.

MISCELLANEOUS PROVISION CONCERNING REMEDIES.

      (YY) RIGHTS CUMULATIVE. THE RIGHTS AND REMEDIES OF THE AGENT AND THE LENDERS UNDER THIS AGREEMENT, THE NOTES AND EACH OF THE LOAN DOCUMENTS
      SHALL BE CUMULATIVE AND NOT EXCLUSIVE OF ANY RIGHTS OR REMEDIES WHICH IT OR THEY WOULD OTHERWISE HAVE. IN EXERCISING SUCH RIGHTS AND REMEDIES
      THE AGENT AND THE LENDERS MAY BE SELECTIVE AND NO FAILURE OR DELAY BY
       THE AGENT OR ANY LENDER IN EXERCISING ANY RIGHT SHALL OPERATE AS A WAIVER OF IT, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY POWER OR
       RIGHT PRECLUDE ITS OTHER OR FURTHER EXERCISE OR THE EXERCISE OF ANY
                              OTHER POWER OR RIGHT.

       (ZZ) WAIVER OF MARSHALING. EACH BORROWER HEREBY WAIVES ANY RIGHT TO REQUIRE ANY MARSHALING OF ASSETS AND ANY SIMILAR RIGHT.

     (AAA) LIMITATION OF LIABILITY. NOTHING CONTAINED IN THIS Article 12 OR ELSEWHERE IN THIS AGREEMENT OR IN ANY OF THE LOAN DOCUMENTS SHALL BE
     CONSTRUED AS REQUIRING OR OBLIGATING THE AGENT, ANY LENDER OR ANY AGENT
      OR DESIGNEE OF THE AGENT OR ANY LENDER TO MAKE ANY DEMAND, OR TO MAKE ANY INQUIRY AS TO THE NATURE OR SUFFICIENCY OF ANY PAYMENT RECEIVED BY IT, OR TO PRESENT OR FILE ANY CLAIM OR NOTICE OR TAKE ANY ACTION, WITH RESPECT TO ANY ACCOUNT OR ANY OTHER COLLATERAL OR THE MONIES DUE OR TO BECOME DUE THEREUNDER OR IN CONNECTION THEREWITH, OR TO TAKE ANY STEPS NECESSARY TO PRESERVE ANY RIGHTS AGAINST PRIOR PARTIES, AND THE AGENT,
      THE LENDERS AND THEIR AGENTS OR DESIGNEES SHALL HAVE NO LIABILITY TO ANY BORROWER FOR ACTIONS TAKEN PURSUANT TO THIS Article 12, ANY OTHER
     PROVISION OF THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS SO LONG AS THE AGENT OR SUCH LENDER SHALL ACT REASONABLY AND IN ITS REASONABLE CREDIT
                                    JUDGMENT.

     (BBB) APPOINTMENT OF RECEIVER. IN ANY ACTION UNDER THIS Article 12, THE AGENT SHALL BE ENTITLED DURING THE CONTINUANCE OF AN EVENT OF DEFAULT
          TO THE APPOINTMENT OF A RECEIVER, WITHOUT NOTICE OF ANY KIND WHATSOEVER, TO TAKE POSSESSION OF ALL OR ANY PORTION OF THE COLLATERAL
         AND TO EXERCISE SUCH POWER AS THE COURT SHALL CONFER UPON SUCH
                                    RECEIVER.

     (CCC) POWER OF ATTORNEY. EACH BORROWER SHALL EXECUTE AND DELIVER TO THE AGENT, AND AGENT, FOR THE BENEFIT OF ITSELF AND THE LENDERS, SHALL HAVE THE RIGHTS AND POWERS GRANTED AND AUTHORIZED BY SUCH BORROWER PURSUANT
             TO, THE POWER OF ATTORNEY ATTACHED HERETO AS Exhibit F.

TRADEMARK LICENSE. Each Borrower hereby grants to the Agent, for the benefit of the Lenders, to the extent of such Borrower's rights therein and to the extent permitted by the various license agreements relating thereto, the nonexclusive right and license, on and after an Event of Default, to use the trademarks and tradenames or other Intellectual Property set forth on SCHEDULES 6.1(AA) and 6.1(BB) and any other such trademark, tradename or property then used by such Borrower, for the purposes set forth in SECTION 12.2(B)(VIII) and for the purpose of enabling the Agent to realize on the Collateral and to permit any purchaser of any portion of the Collateral through a foreclosure sale or any other exercise of the Agent's rights and remedies under the Loan Documents to use, sell or otherwise dispose of the Collateral bearing any such trademark. Such right and license is granted free of charge, without the requirement that any monetary payment whatsoever be made to such Borrower or any other Person by the Agent. Each Borrower hereby represents, warrants, covenants and agrees that, except as set forth in the license agreements, it presently has, and shall continue to have, the right, without the approval or consent of others, to grant the license set forth in this SECTION 12.5.

                                   ASSIGNMENTS

SUCCESSORS AND ASSIGNS; PARTICIPATIONS.

     (DDD) THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF EACH BORROWER, THE LENDERS, THE AGENT, ALL FUTURE HOLDERS OF THE NOTES,
      AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, EXCEPT THAT NO BORROWER
       MAY ASSIGN OR TRANSFER ANY OF ITS RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT WITHOUT THE PRIOR WRITTEN CONSENT OF EACH LENDER, AND ANY
     SUCH ATTEMPTED ASSIGNMENT OR TRANSFER BY ANY BORROWER EXCEPT IN STRICT COMPLIANCE WITH THE PROVISIONS HEREOF SHALL BE NULL AND VOID, AND OF NO
                                FORCE OR EFFECT.

     (EEE) EACH LENDER MAY ASSIGN TO ONE OR MORE ELIGIBLE ASSIGNEES ALL OR A
      PORTION OF ITS INTERESTS, RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT
        (INCLUDING, WITHOUT LIMITATION, ALL OR A PORTION OF THE REVOLVING
         CREDIT LOANS AT THE TIME OWING TO IT AND THE NOTES HELD BY IT);
         PROVIDED, HOWEVER, THAT (I) EACH SUCH ASSIGNMENT SHALL BE OF A
      CONSTANT, AND NOT A VARYING, PERCENTAGE OF ALL THE ASSIGNING LENDER'S
       RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT, (II) THE AMOUNT OF THE
         COMMITMENT OF THE ASSIGNING LENDER THAT IS SUBJECT TO EACH SUCH
     ASSIGNMENT (DETERMINED AS OF THE DATE THE ASSIGNMENT AND TRANSFER WITH RESPECT TO SUCH ASSIGNMENT IS DELIVERED TO THE AGENT) SHALL IN NO EVENT BE LESS THAN $10,000,000 (THE "MINIMUM COMMITMENT"), (III) IN THE CASE OF A PARTIAL ASSIGNMENT, THE AMOUNT OF THE COMMITMENT THAT IS RETAINED
      BY THE ASSIGNING LENDER (DETERMINED AS OF THE DATE THE ASSIGNMENT AND
       TRANSFER WITH RESPECT TO SUCH ASSIGNMENT IS DELIVERED TO THE AGENT) SHALL IN NO EVENT BE LESS THAN THE MINIMUM COMMITMENT, (IV) THE PARTIES TO EACH SUCH ASSIGNMENT SHALL EXECUTE AND DELIVER TO THE AGENT, FOR ITS
      ACCEPTANCE AND RECORDING IN THE REGISTER (AS HEREINAFTER DEFINED) AN
       ASSIGNMENT AND TRANSFER, TOGETHER WITH ANY NOTE OR NOTES SUBJECT TO
        SUCH ASSIGNMENT AND SUCH ASSIGNEE'S COMMITMENT PERCENTAGE OF THE
      AGENT'S SYNDICATION EXPENSES, (V) SUCH ASSIGNMENT SHALL NOT, WITHOUT
          THE CONSENT OF EACH BORROWER, REQUIRE ANY BORROWER TO FILE A
      REGISTRATION STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION OR
      APPLY TO OR QUALIFY THE REVOLVING CREDIT LOANS OR THE NOTES UNDER THE
        BLUE SKY LAWS OF ANY STATE, (VI) THE REPRESENTATION CONTAINED IN
       Section 13.2 HEREOF SHALL BE TRUE WITH RESPECT TO ANY SUCH PROPOSED
     ASSIGNEE AND (VII) SUCH LENDER PROVIDES NOTICE TO EACH BORROWER OF THE
        IDENTITY OF THE ELIGIBLE ASSIGNEE. UPON SUCH EXECUTION, DELIVERY, ACCEPTANCE AND RECORDING, FROM AND AFTER THE EFFECTIVE DATE SPECIFIED
     IN EACH ASSIGNMENT AND TRANSFER, WHICH EFFECTIVE DATE SHALL BE AT LEAST
      FIVE (5) BUSINESS DAYS AFTER THE EXECUTION THEREOF, (X) THE ASSIGNEE THEREUNDER SHALL BE A PARTY HERETO AND, TO THE EXTENT PROVIDED IN SUCH
      ASSIGNMENT AND TRANSFER, HAVE THE RIGHTS AND OBLIGATIONS OF A LENDER HEREUNDER, AND (Y) THE LENDER ASSIGNOR THEREUNDER SHALL, TO THE EXTENT
       PROVIDED IN SUCH ASSIGNMENT, BE RELEASED FROM ITS OBLIGATIONS UNDER
                                 THIS AGREEMENT.

        (FFF) BY EXECUTING AND DELIVERING AN ASSIGNMENT AND TRANSFER, THE
      LENDER ASSIGNOR THEREUNDER AND THE ASSIGNEE THEREUNDER CONFIRM TO AND
       AGREE WITH EACH OTHER AND THE OTHER PARTIES HERETO AS FOLLOWS: (I)
                   OTHER THAN THE REPRESENTATION AND WARRANTY

         THAT IT IS THE LEGAL AND BENEFICIAL OWNER OF THE INTEREST BEING
        ASSIGNED THEREBY FREE AND CLEAR OF ANY ADVERSE CLAIM, SUCH LENDER
           ASSIGNOR MAKES NO REPRESENTATION OR WARRANTY AND ASSUMES NO
          RESPONSIBILITY WITH RESPECT TO ANY STATEMENTS, WARRANTIES OR
       REPRESENTATIONS MADE IN OR IN CONNECTION WITH THIS AGREEMENT OR THE
     EXECUTION, LEGALITY, VALIDITY, ENFORCEABILITY, GENUINENESS, SUFFICIENCY
         OR VALUE OF THIS AGREEMENT OR ANY OTHER INSTRUMENT OR DOCUMENT
          FURNISHED PURSUANT HERETO; (II) SUCH LENDER ASSIGNOR MAKES NO
      REPRESENTATION OR WARRANTY AND ASSUMES NO RESPONSIBILITY WITH RESPECT
        TO THE FINANCIAL CONDITION OF ANY BORROWER OR THE PERFORMANCE OR
         OBSERVANCE BY ANY BORROWER OF ANY OF ITS OBLIGATIONS UNDER THIS
        AGREEMENT OR ANY OTHER INSTRUMENT OR DOCUMENT FURNISHED PURSUANT
       HERETO; (III) SUCH ASSIGNEE CONFIRMS THAT IT HAS RECEIVED A COPY OF
        THIS AGREEMENT, TOGETHER WITH COPIES OF THE FINANCIAL STATEMENTS
     REFERRED TO IN Section 6.1(m) AND SUCH OTHER DOCUMENTS AND INFORMATION
        AS IT HAS DEEMED APPROPRIATE TO MAKE ITS OWN CREDIT ANALYSIS AND DECISION TO ENTER INTO SUCH ASSIGNMENT AND TRANSFER; (IV) SUCH ASSIGNEE
      WILL, INDEPENDENTLY AND WITHOUT RELIANCE UPON THE AGENT, SUCH LENDER
          ASSIGNOR OR ANY OTHER LENDER, AND BASED ON SUCH DOCUMENTS AND INFORMATION AS IT SHALL DEEM APPROPRIATE AT THE TIME, CONTINUE TO MAKE
       ITS OWN CREDIT DECISIONS IN TAKING OR NOT TAKING ACTION UNDER THIS AGREEMENT; (V) SUCH ASSIGNEE CONFIRMS THAT IT IS AN ELIGIBLE ASSIGNEE;
        (VI) SUCH ASSIGNEE APPOINTS AND AUTHORIZES THE AGENT TO TAKE SUCH ACTION AS AGENT ON ITS BEHALF AND TO EXERCISE SUCH POWERS UNDER THIS
     AGREEMENT AND THE OTHER LOAN DOCUMENTS AS ARE DELEGATED TO THE AGENT BY
         THE TERMS HEREOF AND THEREOF, TOGETHER WITH SUCH POWERS AS ARE
      REASONABLY INCIDENTAL THERETO; AND (VII) SUCH ASSIGNEE AGREES THAT IT
       WILL PERFORM IN ACCORDANCE WITH THEIR TERMS ALL OF THE OBLIGATIONS
     WHICH BY THE TERMS OF THIS AGREEMENT ARE REQUIRED TO BE PERFORMED BY IT
                                  AS A LENDER.

      (GGG) THE AGENT SHALL MAINTAIN A COPY OF EACH ASSIGNMENT AND TRANSFER
       DELIVERED TO IT AND A REGISTER FOR THE RECORDATION OF THE NAMES AND
         ADDRESSES OF THE LENDERS AND THE COMMITMENT PERCENTAGE OF, AND
      PRINCIPAL AMOUNT OF THE REVOLVING CREDIT LOANS OWING TO, EACH LENDER
      FROM TIME TO TIME (THE "REGISTER"). THE ENTRIES IN THE REGISTER SHALL BE CONCLUSIVE, IN THE ABSENCE OF MANIFEST ERROR, AND EACH BORROWER, THE
      AGENT AND THE LENDERS MAY TREAT EACH PERSON WHOSE NAME IS RECORDED IN THE REGISTER AS A LENDER HEREUNDER FOR ALL PURPOSES OF THIS AGREEMENT.
      THE REGISTER SHALL BE AVAILABLE FOR INSPECTION BY THE BORROWER OR ANY
       LENDER AT ANY REASONABLE TIME AND FROM TIME TO TIME UPON REASONABLE
                                  PRIOR NOTICE.

       (HHH) UPON ITS RECEIPT OF AN ASSIGNMENT AND TRANSFER EXECUTED BY AN
       ASSIGNING LENDER AND AN ELIGIBLE ASSIGNEE TOGETHER WITH ANY NOTE OR
        NOTES SUBJECT TO SUCH ASSIGNMENT AND THE WRITTEN CONSENT TO SUCH
      ASSIGNMENT, THE AGENT SHALL, IF SUCH ASSIGNMENT AND TRANSFER HAS BEEN
      COMPLETED AND IS IN THE FORM OF Exhibit G, (I) ACCEPT SUCH ASSIGNMENT
       AND TRANSFER, (II) RECORD THE INFORMATION CONTAINED THEREIN IN THE REGISTER, (III) GIVE PROMPT NOTICE THEREOF TO THE LENDERS AND EACH
        BORROWER, AND (IV) PROMPTLY DELIVER A COPY OF SUCH ASSIGNMENT AND TRANSFER TO EACH BORROWER. WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT
       OF NOTICE, EACH BORROWER SHALL EXECUTE AND DELIVER TO THE AGENT IN EXCHANGE FOR THE SURRENDERED NOTE OR NOTES, A NEW NOTE OR NOTES TO THE
       ORDER OF SUCH ELIGIBLE ASSIGNEE IN AMOUNTS EQUAL TO THE COMMITMENT
          PERCENTAGE ASSUMED BY SUCH ELIGIBLE ASSIGNEE PURSUANT TO SUCH
       ASSIGNMENT AND TRANSFER AND A NEW NOTE OR NOTES TO THE ORDER OF THE
                   ASSIGNING LENDER IN AN AMOUNT EQUAL TO THE

     COMMITMENT RETAINED BY IT HEREUNDER. SUCH NEW NOTE OR NOTES SHALL BE IN
      AN AGGREGATE PRINCIPAL AMOUNT EQUAL TO THE AGGREGATE PRINCIPAL AMOUNT OF SUCH SURRENDERED NOTE OR NOTES, SHALL BE DATED THE EFFECTIVE DATE OF
      SUCH ASSIGNMENT AND TRANSFER AND SHALL OTHERWISE BE IN SUBSTANTIALLY
        THE FORM OF THE ASSIGNED NOTES DELIVERED TO THE ASSIGNOR LENDER.
      ASSIGNOR LENDERS SHALL CANCEL AND RETURN THE OLD NOTE OR NOTES TO THE
       BORROWERS' PROMPTLY AFTER DELIVERY OF THE NEW NOTE OR NOTES TO THE
                               APPLICABLE LENDERS.

        (III) EACH LENDER MAY, WITHOUT THE CONSENT OF ANY BORROWER, SELL PARTICIPATIONS TO ONE OR MORE BANKS OR OTHER ENTITIES IN ALL OR A
     PORTION OF ITS RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT (INCLUDING,
      WITHOUT LIMITATION, ALL OR A PORTION OF ITS COMMITMENTS HEREUNDER AND
        THE REVOLVING CREDIT LOANS OWING TO IT AND THE NOTES HELD BY IT);
       PROVIDED, HOWEVER, THAT (I) EACH SUCH PARTICIPATION SHALL BE IN AN
         AMOUNT NOT LESS THAN THE MINIMUM COMMITMENT, (II) SUCH LENDER'S
      OBLIGATIONS UNDER THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ITS
     COMMITMENTS HEREUNDER) SHALL REMAIN UNCHANGED, (III) SUCH LENDER SHALL
          REMAIN SOLELY RESPONSIBLE TO THE OTHER PARTIES HERETO FOR THE PERFORMANCE OF SUCH OBLIGATIONS, (IV) SUCH LENDER SHALL REMAIN THE
     HOLDER OF THE NOTES HELD BY IT FOR ALL PURPOSES OF THIS AGREEMENT, (V)
      EACH BORROWER, THE AGENT AND THE OTHER LENDERS SHALL CONTINUE TO DEAL SOLELY AND DIRECTLY WITH SUCH LENDER IN CONNECTION WITH SUCH LENDER'S
     RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT; PROVIDED, THAT SUCH LENDER MAY AGREE WITH ANY PARTICIPANT THAT SUCH LENDER WILL NOT, WITHOUT SUCH
      PARTICIPANT'S CONSENT, AGREE TO OR APPROVE ANY WAIVERS OR AMENDMENTS
         WHICH WOULD REDUCE THE PRINCIPAL OF OR THE INTEREST RATE ON ANY
      REVOLVING CREDIT LOANS, EXTEND THE TERM OR INCREASE THE AMOUNT OF THE
     COMMITMENTS OF SUCH PARTICIPANT, REDUCE THE AMOUNT OF ANY FEES TO WHICH
       SUCH PARTICIPANT IS ENTITLED, EXTEND ANY SCHEDULED PAYMENT DATE FOR
       PRINCIPAL OR RELEASE COLLATERAL SECURING THE REVOLVING CREDIT LOANS
        (OTHER THAN COLLATERAL DISPOSED OF PURSUANT TO THE TERMS OF THIS
       AGREEMENT OR THE SECURITY DOCUMENTS), AND (VI) ANY SUCH DISPOSITION
     SHALL NOT, WITHOUT THE CONSENT OF SUCH BORROWER, REQUIRE SUCH BORROWER
        TO FILE A REGISTRATION STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION TO APPLY TO QUALIFY THE REVOLVING CREDIT LOANS OR THE NOTES
                      UNDER THE BLUE SKY LAW OF ANY STATE.

        (JJJ) ANY LENDER MAY, IN CONNECTION WITH ANY ASSIGNMENT, PROPOSED ASSIGNMENT, PARTICIPATION OR PROPOSED PARTICIPATION PURSUANT TO THIS
     Section 13.1, DISCLOSE TO THE ASSIGNEE, PARTICIPANT, PROPOSED ASSIGNEE OR PROPOSED PARTICIPANT, ANY INFORMATION RELATING TO EACH BORROWER
       FURNISHED TO SUCH LENDER BY OR ON BEHALF OF SUCH BORROWER; PROVIDED
        THAT, PRIOR TO ANY SUCH DISCLOSURE, EACH SUCH-ASSIGNEE, PROPOSED
       ASSIGNEE, PARTICIPANT OR PROPOSED PARTICIPANT SHALL AGREE WITH SUCH
      BORROWER OR SUCH LENDER (WHICH IN THE CASE OF AN AGREEMENT WITH ONLY
         SUCH LENDER, SUCH BORROWER SHALL BE RECOGNIZED AS A THIRD PARTY
           BENEFICIARY THEREOF) TO PRESERVE THE CONFIDENTIALITY OF ANY
      CONFIDENTIAL INFORMATION RELATING TO SUCH BORROWER RECEIVED FROM SUCH
                                     LENDER.

          (KKK) EACH BORROWER SHALL ASSIST ANY LENDER PERMITTED TO SELL
       ASSIGNMENTS OR PARTICIPATIONS UNDER THIS Section 13.1 AS REASONABLY
      REQUIRED TO ENABLE THE ASSIGNING OR SELLING LENDER TO EFFECT ANY SUCH
     ASSIGNMENT OR PARTICIPATION, INCLUDING, WITHOUT LIMITATION, (I) PROMPT
       ASSISTANCE IN THE PREPARATION OF AN INFORMATION MEMORANDUM AND THE
        VERIFICATION OF THE COMPLETENESS AND ACCURACY OF THE INFORMATION
          CONTAINED THEREIN; (II) PREPARATION OF OFFERING MATERIALS AND
                      PROJECTIONS BY SUCH BORROWER AND ITS

      ADVISORS; (III) PROVIDING THE AGENT WITH ALL INFORMATION REASONABLY
       DEEMED NECESSARY BY AGENT TO SUCCESSFULLY COMPLETE THE SYNDICATION,
      INCLUDING, WITHOUT LIMITATION, FINANCIAL INFORMATION, EVALUATIONS AND
      PROJECTIONS; (IV) CONFIRMATION AS TO THE ACCURACY AND COMPLETENESS OF SUCH OFFERING MATERIALS, INFORMATION AND PROJECTIONS; (V) PARTICIPATION
      OF SUCH BORROWER'S SENIOR MANAGEMENT IN MEETINGS AND CONFERENCE CALLS WITH POTENTIAL LENDERS AT SUCH TIMES AND PLACES AS AGENT MAY REASONABLE REQUEST; AND (VI) THE EXECUTION AND DELIVERY OF ANY AND ALL AGREEMENTS,
        NOTES AND OTHER DOCUMENTS AND INSTRUMENTS AS SHALL BE REQUESTED. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, ANY AND ALL MEETINGS BETWEEN THE BORROWER AND POTENTIAL ASSIGNEES OR PARTICIPANTS SHALL BE
                          HELD IN KNOXVILLE, TENNESSEE.

REPRESENTATION OF LENDERS. Each Lender hereby represents that it will make each Advance hereunder as a commercial loan for its own account in the ordinary course of its business; provided, however, that subject to SECTION 13.1 hereof, the disposition of the Notes or other evidence of the Secured Obligations held by any Lender shall at all times be within its exclusive control.

                           THE AGENT AND THE CO-AGENT

APPOINTMENT OF AGENT. Each of the Lenders hereby irrevocably designates and appoints The CIT Group/Business Credit, Inc. as the Agent of such Lender, and GMAC Commercial Credit LLC, as the Co-Agent of such Lender, under this Agreement and the other Loan Documents. Each such Lender irrevocably authorizes Agent, as the Agent for such Lender to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and such other Loan Documents, including, without limitation, to make determinations as to the eligibility of Accounts and Inventory and to adjust the advance ratios contained in the definition of "Borrowing Base" (so long as such advance ratios, as adjusted, do not exceed those set forth in the definition of "Borrowing Base"), together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Agent.

DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

EXCULPATORY PROVISIONS. Neither the Agent, the Co-Agent, nor any of their respective trustees, officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable to any Lender (or any Lender's participants) for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for its or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any Lender (or any Lender's participants) for any recitals, statements, representations or warranties made by any Borrower or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of any Borrower to perform its obligations hereunder or thereunder. Neither the Agent nor the Co-Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of any Borrower.

RELIANCE BY AGENT. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with SECTION 13.1. The Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders (or the unanimous consent of the Lenders with respect to the matters set forth in SECTION 15.9(B)) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall promptly give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) continue making Advances to any Borrower on behalf of the Lenders in reliance on the provisions of SECTION 4.6 and take such other action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

NON-RELIANCE ON AGENT AND OTHER LENDERS. Each Lender expressly acknowledges that neither the Agent, the Co-Agent, nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of each Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of each Borrower and made its own decision to make its Advances hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of each Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder or by the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of each Borrower which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

INDEMNIFICATION. The Lenders agree to indemnify the Agent and the Co-Agent in their respective capacities as such (to the extent not reimbursed by a Borrower and without limiting the obligation of each Borrower to do so), ratably according to their respective Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's or the Co-Agent's gross negligence or willful misconduct or resulting solely from transactions or occurrences that occur at a time after such Lender has assigned all of its interests, rights and obligations under this Agreement pursuant to SECTION 13.1 or, in the case of a Lender to which an assignment is made hereunder pursuant to SECTION 13.1, at a time before such assignment. The agreements in this subsection shall survive the payment of the Notes, the Secured Obligations and all other amounts payable hereunder and the termination of this Agreement.

AGENT AND CO-AGENT IN THEIR INDIVIDUAL CAPACITY. The Agent, the Co-Agent and their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with each Borrower and its Subsidiaries as though they were not the Agent and Co-Agent hereunder. With respect to its Commitment, the Advances made or renewed by it and any Note issued to it and any Letter of Credit issued by it, the Agent shall have and may exercise the same rights and powers under this Agreement and the other Loan Documents and is subject to the same obligations and liabilities as and to the extent set forth herein and in the other Loan Documents for any other Lender. The terms "Lenders" or "Required Lenders" or any other term shall, unless the context clearly otherwise indicates, include the Agent and Co-Agent in their individual capacities as a Lender or one of the Required Lenders.

SUCCESSOR AGENT. The Agent may resign as Agent by providing thirty (30) days written notice to the Lenders. If the Agent shall resign or be removed as Agent under this Agreement, then the

Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall, so long as no Default or Event of Default shall have occurred, be subject to the approval of the Borrowers (which approval shall not be unreasonably withheld), whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Notes. After any Agent's resignation or removal hereunder as Agent, the provisions of SECTION 14.7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

NOTICES FROM AGENT TO LENDERS. The Agent shall promptly, upon receipt thereof, forward to the Co-Agent and each Lender copies of any written notices, reports or other information supplied to it by any Borrower (but which such Borrower is not required to supply directly to the Co-Agent or the Lenders).

                                  MISCELLANEOUS

NOTICES.

     (LLL) METHOD OF COMMUNICATION. EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT OR IN ANY OF THE LOAN DOCUMENTS, ALL NOTICES AND THE
        COMMUNICATIONS HEREUNDER AND THEREUNDER SHALL BE IN WRITING OR BY TELEPHONE, SUBSEQUENTLY CONFIRMED IN WRITING. NOTICES IN WRITING SHALL
       BE DELIVERED PERSONALLY OR SENT BY E-MAIL, CERTIFIED OR REGISTERED
       MAIL, POSTAGE PRE-PAID, OR BY OVERNIGHT COURIER, TELEX OR FACSIMILE
        TRANSMISSION AND SHALL BE DEEMED RECEIVED IN THE CASE OF PERSONAL
      DELIVERY, WHEN DELIVERED, IN THE CASE OF MAILING, WHEN RECEIPTED FOR,
        IN THE CASE OF OVERNIGHT DELIVERY, ON THE NEXT BUSINESS DAY AFTER
     DELIVERY TO THE COURIER, AND IN THE CASE OF E-MAIL, TELEX AND FACSIMILE TRANSMISSION, UPON TRANSMITTAL, PROVIDED THAT IN THE CASE OF NOTICES TO
       THE AGENT, NOTICE SHALL BE DEEMED TO HAVE BEEN GIVEN ONLY WHEN SUCH NOTICE IS ACTUALLY RECEIVED BY THE AGENT. A TELEPHONIC NOTICE TO THE
     AGENT, AS UNDERSTOOD BY THE AGENT, WILL BE DEEMED TO BE THE CONTROLLING
       AND PROPER NOTICE IN THE EVENT OF A DISCREPANCY WITH OR FAILURE TO
                      RECEIVE A CONFIRMING WRITTEN NOTICE.

      (MMM) ADDRESSES FOR NOTICES. NOTICES TO ANY PARTY SHALL BE SENT TO IT AT THE FOLLOWING ADDRESSES, OR ANY OTHER ADDRESS OF WHICH ALL THE OTHER
                         PARTIES ARE NOTIFIED IN WRITING


         If to any Borrower:        Goody's Family Clothing, Inc.
                                    400 Goody's Lane
                                    Knoxville, TN 37933
                                    Attn: Mr. Edward R. Carlin,
                                          Executive Vice President
                                          Mr. Regis J. Hebbeler, Esq.,
                                          Vice President and General Counsel
                                    Facsimile No.: (865)777-4160

         With a copy to:            Swidler Berlin Shereff Friedman, LLP
                                    405 Lexington Avenue
                                    New York, New York 10174
                                    Attn.: Richard A. Goldberg, Esq.
                                    Facsimile No.: (212)891-9598

         If to the Agent:           The CIT Group/Business Credit, Inc.
                                    1200 Ashwood Parkway
                                    Suite 150
                                    Atlanta, Georgia 30338
                                    Attn.:  Mr. James Cooper,
                                    Vice President
                                    Facsimile No.: (770) 522-7673

         With a copy to:            Smith, Gambrell & Russell, LLP
                                    1230 Peachtree Street, N.E.
                                    Suite 3100
                                    Atlanta, Georgia 30309
                                    Attn.: Bruce W. Moorhead, Jr., Esq.
                                    Facsimile: (404) 815-3509

         If to a Lender:            At the address of such Lender set
                                    forth on the signature page hereof.

     (NNN) AGENT'S OFFICE. THE AGENT HEREBY DESIGNATES ITS OFFICE LOCATED AT 1200 ASHWOOD PARKWAY, SUITE 150, ATLANTA, GEORGIA 30338, OR ANY
      SUBSEQUENT OFFICE WHICH SHALL HAVE BEEN SPECIFIED FOR SUCH PURPOSE BY WRITTEN NOTICE TO THE BORROWERS, AS THE OFFICE TO WHICH PAYMENTS DUE
             ARE TO BE MADE AND AT WHICH ADVANCES WILL BE DISBURSED.

EXPENSES. Each Borrower, jointly and severally, agrees to pay or reimburse on demand all reasonable costs and expenses incurred by the Agent or, following an Event of Default, the Co-Agent or any Lender, including, without limitation, the reasonable fees and disbursements of counsel, in connection with (a) the negotiation, preparation, execution, delivery, administration, enforcement and termination of this Agreement and each of the other Loan Documents, whenever the same shall be executed and delivered, including, without limitation (i) the out-of-pocket costs and expenses incurred in connection with the administration and interpretation of this Agreement and the other Loan Documents; (ii) the costs and expenses of appraisals of the Collateral, subject to the limitations on appraisals set forth in SECTION 8.3(E) hereof; (iii) the costs and expenses of lien and title searches and title insurance; (iv) the costs and expenses of environmental reports with respect to the Real Estate; (v) taxes, fees and other charges for recording the Mortgages, filing the Financing Statements and continuations and the costs and expenses of taking other actions to perfect, protect, and continue the Security Interests including, without limitation, the filing of any such financing or continuation statements as Agent deems necessary in its sole discretion in order to comply with Revised Article 9 of the UCC and of the Uniform Commercial Code in other jurisdictions where Collateral is located; (b) the preparation, execution and delivery of any waiver, amendment, supplement or consent by the Agent and the Lenders relating to this Agreement or any of the Loan Documents; (c) sums paid or incurred to pay any amount or take any action required of the Borrowers under the Loan Documents that any

Borrower fails to pay or take; (d) on and after an Availability Shortfall or an Event of Default, the reasonable out-of-pocket costs of field audits, inspections and verifications of the Collateral by the Agent and the Lenders, including, without limitation, standard per diem fees charged by the Agent and the Lenders for each auditor and travel, lodging, and meals in connection therewith, at or prior to the date on which a Person becomes a Lender except that, so long as no Availability Shortfall or Event of Default has occurred, field audits shall be limited to one (1) per year; provided, however, that in either of such events, Agent shall have the right to conduct such field audits, at Borrowers' cost and expense and at such times as Agent determines to be necessary in its discretion; (e) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining each Disbursement Account, Blocked Account and Lockbox; (f) costs and expenses of preserving and protecting the Collateral; (g) consulting, after the occurrence of a Default, with one or more Persons, including appraisers, accountants and lawyers, concerning the value of any Collateral for the Secured Obligations or related to the nature, scope or value of any right or remedy of the Agent or any Lender hereunder or under any of the Loan Documents, including any review of factual matters in connection therewith, which expenses shall include the fees and disbursements of such Persons; and (h) reasonable costs and expenses paid or incurred to obtain payment of the Secured Obligations, enforce the Security Interests, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to prosecute or defend any claim in any way arising out of, related to or connected with, this Agreement or any of the Loan Documents, which expenses shall include the reasonable fees and disbursements of counsel and of experts and other consultants retained by the Agent or any Lender.

The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by a Borrower. Subject to
SECTION 4.3 hereof, each Borrower hereby authorizes the Agent and the Lenders to debit the Borrower's Loan Accounts (by increasing the principal amount of the Revolving Credit Loan) in the amount of any such costs and expenses owed by such Borrower when due.

STAMP AND OTHER TAXES. Each Borrower will pay any and all stamp, registration, recordation and similar taxes, fees or charges and shall indemnify the Agent and the Lenders against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of this Agreement and any of the Loan Documents or the perfection of any rights or security interest thereunder, including, without limitation, the Security Interest.

SETOFF; PRO RATA PARTICIPATION.

         (OOO) IN ADDITION TO ANY RIGHTS NOW OR HEREAFTER GRANTED UNDER APPLICABLE LAW AND NOT BY WAY OF LIMITATION OF ANY SUCH RIGHTS, DURING
      THE CONTINUANCE OF ANY EVENT OF DEFAULT, EACH LENDER, ANY PARTICIPANT WITH SUCH LENDER IN THE REVOLVING CREDIT LOANS AND EACH AFFILIATE OF
     EACH LENDER ARE HEREBY AUTHORIZED BY EACH BORROWER AT ANY TIME OR FROM
      TIME TO TIME, WITHOUT NOTICE TO SUCH BORROWER OR TO ANY OTHER PERSON,
        ANY SUCH NOTICE BEING HEREBY EXPRESSLY WAIVED, TO SET OFF AND TO
       APPROPRIATE AND TO APPLY ANY AND ALL DEPOSITS (GENERAL OR SPECIAL,
      INCLUDING, BUT NOT LIMITED TO, INDEBTEDNESS EVIDENCED BY CERTIFICATES
     OF DEPOSIT, WHETHER MATURED OR UNMATURED) AND ANY OTHER INDEBTEDNESS AT ANY TIME HELD OR OWING BY ANY LENDER OR ANY AFFILIATE OF ANY LENDER OR
                                 ANY PARTICIPANT

       TO OR FOR THE CREDIT OR THE ACCOUNT OF SUCH BORROWER AGAINST AND ON ACCOUNT OF THE SECURED OBLIGATIONS IRRESPECTIVE OR WHETHER OR NOT THE
     AGENT OR SUCH LENDER SHALL HAVE MADE ANY DEMAND UNDER THIS AGREEMENT OR
        ANY OF THE LOAN DOCUMENTS, OR THE AGENT OR SUCH LENDER SHALL HAVE DECLARED ANY OR ALL OF THE SECURED OBLIGATIONS TO BE DUE AND PAYABLE AS
      PERMITTED BY Section 12.2 AND ALTHOUGH SUCH SECURED OBLIGATIONS SHALL
                           BE CONTINGENT OR UNMATURED.

         (PPP) IF ANY LENDER SHALL OBTAIN PAYMENT OF ANY PRINCIPAL OF OR
        INTEREST ON ANY REVOLVING CREDIT LOANS MADE BY IT OR ON ANY OTHER
       SECURED OBLIGATION OWING TO SUCH LENDER THROUGH THE EXERCISE OF ANY
       RIGHT OF SET-OFF, BANKER'S LIEN OR COUNTERCLAIM OR SIMILAR RIGHT OR OTHERWISE, IT SHALL PROMPTLY SO NOTIFY THE AGENT (WHICH SHALL PROMPTLY NOTIFY THE OTHER LENDERS). IF, AS A RESULT OF SUCH PAYMENT, SUCH LENDER
         SHALL HAVE RECEIVED A GREATER PERCENTAGE OF THE PRINCIPAL OF OR
          INTEREST ON ANY REVOLVING CREDIT LOAN TO SUCH LENDER THAN THE
      PERCENTAGE RECEIVED BY ANY OTHER LENDER OR LENDERS IN RESPECT OF THE
       PRINCIPAL OF OR INTEREST ON ANY REVOLVING CREDIT LOAN OWING TO SUCH
     OTHER LENDER OR LENDERS, IT SHALL, AT THE REQUEST OF SUCH OTHER LENDER
         OR LENDERS, PROMPTLY PURCHASE FROM SUCH OTHER LENDER OR LENDERS PARTICIPATIONS IN (OR, IF AND TO THE EXTENT SPECIFIED BY SUCH FIRST
     LENDER, DIRECT INTERESTS IN) THE PRINCIPAL OF OR INTEREST ON REVOLVING CREDIT LOANS OWING TO SUCH OTHER LENDERS IN SUCH AMOUNTS, AND MAKE SUCH
      OTHER ADJUSTMENTS FROM TIME TO TIME AS SHALL BE EQUITABLE, TO THE END
       THAT SUCH FIRST LENDER AND SUCH OTHER LENDER OR LENDERS (SUCH FIRST LENDER AND SUCH OTHER LENDER OR LENDERS BEING COLLECTIVELY REFERRED TO
        AS THE "SHARING LENDERS") SHALL SHARE THE BENEFIT OF SUCH EXCESS PAYMENT (NET OF ANY EXPENSES WHICH MAY BE INCURRED BY SUCH FIRST LENDER IN OBTAINING OR PRESERVING SUCH EXCESS PAYMENT) PRO RATA IN ACCORDANCE
        WITH THE UNPAID AMOUNTS OF SUCH OBLIGATIONS OWING TO EACH OF THE
         SHARING LENDERS. TO SUCH END ALL THE SHARING LENDERS SHALL MAKE
           APPROPRIATE ADJUSTMENTS AMONG THEMSELVES (BY THE RESALE OF
     PARTICIPATIONS SOLD OR OTHERWISE) IF SUCH PAYMENT IS RESCINDED OR MUST
                             OTHERWISE BE RESTORED.

           (QQQ) EACH BORROWER AGREES THAT ANY LENDER SO PURCHASING A PARTICIPATION IN OBLIGATIONS HEREUNDER OF SUCH BORROWER TO ANOTHER LENDER OR OTHER LENDERS MAY EXERCISE ANY AND ALL RIGHTS OF SET-OFF, BANKERS' LIEN, COUNTERCLAIM OR SIMILAR RIGHTS WITH RESPECT TO SUCH
     PARTICIPATION AS FULLY AS IF SUCH FIRST LENDER WERE A DIRECT HOLDER OF
        OBLIGATIONS OF SUCH BORROWER IN THE AMOUNT OF SUCH PARTICIPATION. NOTHING CONTAINED HEREIN SHALL REQUIRE ANY LENDER TO EXERCISE ANY SUCH
      RIGHT OR SHALL AFFECT THE RIGHT OF ANY LENDER TO EXERCISE, AND RETAIN THE BENEFITS OF EXERCISING, ANY SUCH RIGHT WITH RESPECT TO ANY OTHER
                  INDEBTEDNESS OR OBLIGATION OF SUCH BORROWER.

      (RRR) IF UNDER ANY APPLICABLE BANKRUPTCY, INSOLVENCY OR OTHER SIMILAR LAW, ANY LENDER RECEIVES A SECURED CLAIM IN LIEU OF A SET-OFF TO WHICH
         Section 15.4(b) HEREOF APPLIES, SUCH LENDER SHALL TO THE EXTENT PRACTICABLE, EXERCISE ITS RIGHTS IN RESPECT OF SUCH SECURED CLAIM IN A
      MANNER CONSISTENT WITH THE RIGHTS OF THE LENDERS ENTITLED UNDER THIS
      Section 15.4 TO SHARE IN THE BENEFITS OF ANY RECOVERY ON SUCH SECURED
                                     CLAIM.

LITIGATION. EACH BORROWER, THE AGENT, THE CO-AGENT AND EACH LENDER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY BORROWER,

THE AGENT, THE CO-AGENT AND SUCH LENDER ARISING OUT OF THIS AGREEMENT, THE COLLATERAL OR ANY ASSIGNMENT THEREOF OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN ANY BORROWER AND THE AGENT, THE CO-AGENT OR ANY LENDER OF ANY KIND OR NATURE. EACH BORROWER, THE AGENT, THE CO-AGENT AND THE LENDERS HEREBY AGREE THAT THE FEDERAL COURT OF THE NORTHERN DISTRICT OF GEORGIA SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY BORROWER AND THE AGENT OR SUCH LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE LOAN DOCUMENTS OR TO ANY MATTER ARISING THEREFROM. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER AT THE ADDRESS OF SUCH BORROWER SET FORTH IN SECTION 15.1. SHOULD SUCH BORROWER FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN 30 DAYS AFTER THE RECEIPT THEREOF (AS THE TERM RECEIPT IS DEFINED IN SECTION 15.1 HEREOF), IT SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE RENDERED AGAINST IT AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE NONEXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY APPROPRIATE JURISDICTION.

WAIVER OF RIGHTS. EACH BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES ALL RIGHTS WHICH BORROWER HAS UNDER CHAPTER 14 OF TITLE 44 OF THE OFFICIAL CODE OF GEORGIA OR UNDER ANY SIMILAR PROVISION OF APPLICABLE LAW TO NOTICE AND TO A JUDICIAL HEARING PRIOR TO THE ISSUANCE OF A WRIT OF POSSESSION ENTITLING THE AGENT OR ANY LENDER, OR THE SUCCESSORS AND ASSIGNS OF THE AGENT OR SUCH LENDER TO POSSESSION OF THE COLLATERAL UPON EVENT OF DEFAULT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING AND WITHOUT LIMITING ANY OTHER RIGHT WHICH THE AGENT OR THE LENDERS MAY HAVE, THE BORROWER CONSENTS THAT IF AGENT OR ANY LENDER FILES A PETITION FOR AN IMMEDIATE WRIT OF POSSESSION IN COMPLIANCE WITH SECTIONS 44-14-261 AND 44-14-262 OF THE OFFICIAL CODE OF GEORGIA OR UNDER ANY SIMILAR PROVISION OF APPLICABLE LAW, AND THIS WAIVER OR A COPY HEREOF IS ALLEGED IN SUCH PETITION AND ATTACHED THERETO, THE COURT BEFORE WHICH SUCH PETITION IS FILED MAY DISPENSE WITH ALL RIGHTS AND PROCEDURES HEREIN WAIVED AND MAY ISSUE FORTHWITH AN IMMEDIATE WRIT OF POSSESSION IN ACCORDANCE WITH CHAPTER 14 OF TITLE 44 OF THE OFFICIAL CODE OF GEORGIA OR IN ACCORDANCE WITH ANY SIMILAR PROVISION OF APPLICABLE LAW, WITHOUT THE NECESSITY OF AN

ACCOMPANYING BOND AS OTHERWISE REQUIRED BY SECTION 44-14-263 OF THE OFFICIAL CODE OF GEORGIA OR BY ANY SIMILAR PROVISION UNDER APPLICABLE LAW. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS READ AND FULLY UNDERSTANDS THE TERMS OF THIS WAIVER AND THE EFFECT HEREOF.

REVERSAL OF PAYMENTS. The Agent, the Co-Agent and each Lender shall have the continuing and exclusive right to apply, reverse and re-apply any and all payments to any portion of the Secured Obligations in a manner consistent with the terms of this Agreement. To the extent a Borrower makes a payment or payments to the Agent, for the account of the Co-Agent or the Lenders, or the Co-Agent or any Lender receives any payment or proceeds of the Collateral for such Borrower's benefit, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Secured Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect, as if such payment or proceeds had not been received by the Agent, the Co-Agent or such Lender, and shall constitute a Prime Advance.

INJUNCTIVE RELIEF. Each Borrower recognizes that, in the event such Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to the Agent, the Co-Agent and the Lenders; therefore, such Borrower agrees that if any Event of Default shall have occurred and be continuing, the Agent, the Co-Agent and the Lenders, if the Agent, the Co-Agent or any Lender so requests, shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damages.

ACCOUNTING MATTERS. All financial and accounting calculations, measurements and computations made for any purpose relating to this Agreement, including, without limitation, all computations utilized by any Borrower to determine whether it is in compliance with any covenant contained herein, shall, unless this Agreement otherwise provides or unless Required Lenders shall otherwise consent in writing, be performed in accordance with GAAP (except for normal year-end adjustments and quarterly adjustments).

AMENDMENTS.

     (SSS) EXCEPT AS SET FORTH IN subsection (b) BELOW, ANY TERM, COVENANT, AGREEMENT OR CONDITION OF THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS
     MAY BE AMENDED OR WAIVED, AND ANY DEPARTURE THEREFROM MAY BE CONSENTED TO BY THE REQUIRED LENDERS, IF, BUT ONLY IF, SUCH AMENDMENT, WAIVER OR
      CONSENT IS IN WRITING SIGNED BY THE REQUIRED LENDERS AND, IN THE CASE
          OF AN AMENDMENT (OTHER THAN AN AMENDMENT DESCRIBED IN Section
       15.10(d)), BY THE BORROWERS, AND IN ANY SUCH EVENT, THE FAILURE TO
       OBSERVE, PERFORM OR DISCHARGE ANY SUCH TERM, COVENANT, AGREEMENT OR CONDITION (WHETHER SUCH AMENDMENT IS EXECUTED OR SUCH WAIVER OR CONSENT
       IS GIVEN BEFORE OR AFTER SUCH FAILURE) SHALL NOT BE CONSTRUED AS A BREACH OF SUCH TERM, COVENANT, AGREEMENT OR CONDITION OR AS A DEFAULT OR AN EVENT OF DEFAULT. UNLESS OTHERWISE SPECIFIED IN SUCH WAIVER OR
     CONSENT, A WAIVER OR CONSENT GIVEN HEREUNDER SHALL BE EFFECTIVE ONLY IN THE SPECIFIC INSTANCE AND FOR THE SPECIFIC PURPOSE FOR WHICH GIVEN. IN
         THE EVENT THAT ANY SUCH WAIVER OR AMENDMENT IS REQUESTED BY THE
      BORROWERS, THE AGENT AND THE LENDERS MAY REQUIRE AND CHARGE A FEE IN
                            CONNECTION THEREWITH AND

       CONSIDERATION THEREOF IN SUCH AMOUNT AS SHALL BE DETERMINED BY THE
         AGENT AND THE REQUIRED LENDERS IN THEIR REASONABLE DISCRETION.

       (TTT) EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT, WITHOUT THE PRIOR UNANIMOUS WRITTEN CONSENT OF THE LENDERS,

 no amendment, consent or waiver shall affect the amount or extend the time of the obligation of the Lenders to make Advances or extend the originally scheduled time or times of payment of the principal of any Revolving Credit
Loans or alter the time or times of payment of interest on any Revolving Credit
  Loans or the amount of the Revolving Credit Facility, the commitment of any
    Lender or the rate of interest thereon or the amount of any fee payable hereunder or permit any subordination of the principal or interest on such loans, permit the subordination of the Security Interests in any material
Collateral or amend the provisions of ARTICLE 12 or of this SECTION 15.10(B), no
 Collateral shall be released by the Agent other than as specifically permitted in this Agreement, except to the extent expressly provided herein, the definition "Borrowing Base" shall not be amended, and neither the Agent nor any Lender shall consent to any amendment to or waiver of the amortization, deferral or subordination provisions of any instrument or agreement evidencing or relating to obligations of any Borrower that are expressly subordinate to any of the Secured Obligations if such amendment or waiver would be adverse to the
               Lenders in their capacities as Lenders hereunder;

         provided, however, that anything herein to the contrary notwithstanding, Required Lenders shall have the right to waive any Default or Event of Default and the consequences hereunder of such Default or Event of Default, provided that such Default or Event of Default does not arise under Section 12.1(g) or (h) or out of a breach of, or failure to perform or observe any term, covenant or condition of this Agreement or any other Loan Document (other than the provisions of Article 12 of this Agreement), the amendment of which requires the unanimous consent of the Lenders. The Required Lenders shall have the right, with respect to any Default or Event of Default that may be waived by them, to enter into an agreement with the Borrowers providing for the forbearance from the exercise of any remedies provided hereunder or under the other Loan Documents without waiving any Default or Event of Default.

        (UUU) THE MAKING OF ADVANCES HEREUNDER BY THE LENDERS DURING THE EXISTENCE OF A DEFAULT OR EVENT OF DEFAULT SHALL NOT BE DEEMED TO
            CONSTITUTE A WAIVER OF SUCH DEFAULT OR EVENT OF DEFAULT.

     (VVV) NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS TO THE CONTRARY, NO CONSENT, WRITTEN OR OTHERWISE, OF THE
         BORROWER SHALL BE NECESSARY OR REQUIRED IN CONNECTION WITH ANY AMENDMENT TO Article 14 (EXCEPT TO THE EXTENT PROVIDED IN Section 14.9)
      OR Section 4.7 PROVIDED, HOWEVER, AGENT SHALL PROVIDE COPIES OF SUCH
                           AMENDMENT TO THE BORROWERS.

ASSIGNMENT. All the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights under this Agreement.

PERFORMANCE OF EACH BORROWER'S DUTIES. Each Borrower's obligations under this Agreement and each of the Loan Documents shall be performed by such Borrower at its own cost and expense. Upon the occurrence of a Default or Event of Default (as those terms are defined herein and in any of the other Loan Documents) under any of the Loan Documents, if a Borrower shall fail to do any act or thing which they have covenanted to do under this Agreement or any of the Loan Documents, the Agent, on behalf of the Lenders, may (but shall not be obligated to) do the same or cause it to be done, at such Borrower's cost and expense, either in the name of the Agent or the Lenders or in the name and on behalf of such Borrower, and such Borrower hereby irrevocably authorizes the Agent so to act.

INDEMNIFICATION. Each Borrower agrees to reimburse the Agent, the Co-Agent and the Lenders for all costs and expenses, including reasonable counsel fees and disbursements, incurred, and to indemnify and hold the Agent, the Co-Agent and the Lenders harmless from and against all losses suffered by, the Agent, the Co-Agent or any Lender in connection with (i) the exercise by the Agent, the Co-Agent or any Lender of any right or remedy granted to it under this Agreement or any of the Loan Documents, (ii) any claim, and the prosecution or defense thereof, arising out of or in any way connected with this Agreement or any of the Loan Documents, and (iii) the collection or enforcement of the Secured Obligations or any of them, in each case, other than such costs, expenses and liabilities arising out of the Agent's, the Co-Agent's or any Lender's gross negligence or willful misconduct.

ALL POWERS COUPLED WITH INTEREST. All powers of attorney and other authorizations granted to the Agent, the Co-Agent and the Lenders and any Persons designated by the Agent, the Co-Agent or the Lenders pursuant to any provisions of this Agreement or any of the Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Secured Obligations remain unpaid or unsatisfied.

SURVIVAL. Notwithstanding any termination of this Agreement, (a) until all Secured Obligations have been irrevocably paid in full or otherwise satisfied, the Agent, for the benefit of the Lenders, shall retain its Security Interest and shall retain all rights under this Agreement and each of the Security Documents with respect to such Collateral as fully as though this Agreement had not been terminated, (b) the indemnities to which the Agent, the Co-Agent and the Lenders are entitled under the provisions of this ARTICLE 15 and any other provision of this Agreement and the Loan Documents shall continue in full force and effect and shall protect the Agent, the Co-Agent and the Lenders against events arising after such termination as well as before, and (c) in connection with the termination of this Agreement and the release and termination of the Security Interests, the Agent, on behalf of itself as agent, the Co-Agent and the Lenders, may require such assurances and indemnities as it shall reasonably deem necessary or appropriate to protect the Agent, the Co-Agent and the Lenders against loss on account of such release and termination, including, without limitation, with respect to credits previously applied to the Secured Obligations that may subsequently be reversed or revoked.

SEVERABILITY OF PROVISIONS. Any provision of this Agreement or any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

GOVERNING LAW. This Agreement and the Notes shall be construed in accordance with and governed by the law of the State of Georgia.

COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

REPRODUCTION OF DOCUMENTS. This Agreement, each of the Loan Documents and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by the Agent, the Co-Agent or any Lender, and (c) financial statements, certificates and other information previously or hereafter furnished to the Agent, the Co-Agent or any Lender, may be reproduced by the Agent, the Co-Agent or such Lender by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Person may destroy any original document so produced. Each party hereto stipulates that, to the extent permitted by Applicable Law, any such reproduction shall be as admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original shall be in existence and whether or not such reproduction was made by the Agent, the Co-Agent or such Lender in the regular course of business), and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

TERM OF AGREEMENT. This Agreement shall remain in effect from the Agreement Date through the Termination Date and thereafter until all Secured Obligations shall have been irrevocably paid and satisfied in full. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts all as of the day and year first written above.

                                   BORROWERS:

                                   GOODY'S FAMILY CLOTHING, INC.

                                   By:  /s/ Robert M. Goodfriend
                                      ------------------------------------------
                                   Name:    Robert M. Goodfriend
                                        ----------------------------------------
                                   Title:   Chairman & CEO
                                         ---------------------------------------


                                   SYDOOG, INC.

                                   By:  /s/ Francis B. Jacobs II
                                      ------------------------------------------
                                   Name:    Francis B. Jacobs II
                                        ----------------------------------------
                                   Title:   President
                                         ---------------------------------------


                                   TREBOR OF TN, INC.

                                   By:  /s/ Edward R. Carlin
                                      ------------------------------------------
                                   Name:    Edward R. Carlin
                                        ----------------------------------------
                                   Title:   President
                                         ---------------------------------------


                                   GOFAMCLO, INC.

                                   By:  /s/ Francis B. Jacobs II
                                      ------------------------------------------
                                   Name:    Francis B. Jacobs II
                                        ----------------------------------------
                                   Title:   President
                                         ---------------------------------------

                                   GFCFS, LLC

                                   By:  /s/ Edward R. Carlin
                                      ------------------------------------------
                                   Name:    Edward R. Carlin
                                        ----------------------------------------
                                   Title:   President
                                         ---------------------------------------

                                   GOODY'S MS, L.P.

                                   BY: TREBOR OF TN, INC., ITS GENERAL PARTNER

                                   By:  /s/ Edward R. Carlin
                                      ------------------------------------------
                                   Name:    Edward R. Carlin
                                        ----------------------------------------
                                   Title:   President
                                         ---------------------------------------


                                   GOODY'S IN, L.P.

                                   BY: TREBOR OF TN, INC., ITS GENERAL PARTNER

                                   By:  /s/ Edward R. Carlin
                                      ------------------------------------------
                                   Name:    Edward R. Carlin
                                        ----------------------------------------
                                   Title:   President
                                         ---------------------------------------



                                   GFCTX, L.P.

                                   BY: TREBOR OF TN, INC., ITS GENERAL PARTNER

                                   By:  /s/ Edward R. Carlin
                                      ------------------------------------------
                                   Name:    Edward R. Carlin
                                        ----------------------------------------
                                   Title:   President
                                         ---------------------------------------

                                   GFCTN, L.P.

                                   BY: TREBOR OF TN, INC., ITS GENERAL PARTNER

                                   By:  /s/ Edward R. Carlin
                                      ------------------------------------------
                                   Name:    Edward R. Carlin
                                        ----------------------------------------
                                   Title:   President
                                         ---------------------------------------


                                   GFCGA, L.P.

                                   BY: TREBOR OF TN, INC., ITS GENERAL PARTNER

                                   By:  /s/ Edward R. Carlin
                                      ------------------------------------------
                                   Name:    Edward R. Carlin
                                        ----------------------------------------
                                   Title:   President
                                         ---------------------------------------




                                   AGENT:

                                   THE CIT GROUP/BUSINESS CREDIT, INC.

                                   By:  /s/ Gary J. Prager
                                      ------------------------------------------
                                   Name:    Gary J. Prager
                                        ----------------------------------------
                                   Title:   EVP
                                         ---------------------------------------


                                   CO-AGENT:

                                   GMAC COMMERCIAL CREDIT LLC

                                   By:  /s/ Frank Imperato
                                      ------------------------------------------
                                   Name:    Frank Imperato
                                        ----------------------------------------
                                   Title:   SVP
                                         ---------------------------------------

                                   LENDERS:

Commitment Amount $40,000,000      THE CIT GROUP/BUSINESS CREDIT, INC.


                                   By:  /s/ Gary J. Prager
                                      ------------------------------------------
                                   Name:    Gary J. Prager
                                        ----------------------------------------
                                   Title:   EVP
                                         ---------------------------------------


Commitment Amount $30,000,000      GMAC COMMERCIAL CREDIT LLC


                                   By:  /s/ Frank Imperato
                                      ------------------------------------------
                                   Name:    Frank Imperato
                                        ----------------------------------------
                                   Title:   SVP
                                         ---------------------------------------
                                   1290 Avenue of the Americas, 3rd Floor
                                   New York, New York 10104
                                   Attn: Frank Imperato
                                   Telephone: (212) 884-7026
                                   Facsimile: (212) 884-7162


Commitment Amount $15,000,000      AMSOUTH BANK

                                   By:  /s/ Frank Marsicano
                                      ------------------------------------------
                                   Name:    Frank Marsicano
                                        ----------------------------------------
                                   Title:   Attorney-in Fact
                                         ---------------------------------------

                                   350 Park Avenue, 20th
                                   New York, New York  10022
                                   Attn: Frank Marsicano
                                   Telephone: 212-935-0685
                                   Facsimile: 212-935-7458
                                   E-mail: fmarsicano@amsouth.com


Commitment Amount $25,000,000      PNC BANK, NATIONAL ASSOCIATION

                                   By:  /s/ Celeste DiGeorge
                                      ------------------------------------------
                                   Name:    Celeste DiGeorge
                                        ----------------------------------------
                                   Title:   AVP
                                         ---------------------------------------

                                   1600 Market Street, 31st floor
                                   Philadelphia, Pennsylvania 19103
                                   Attn: Celeste DiGeorge
                                   Telephone: (215) 585-4828
                                   Facsimile: (215) 585-4771



Commitment Amount $10,000,000      FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                   By:   /s/ James H. Atchley
                                      ------------------------------------------
                                   Name:     James H. Atchley
                                        ----------------------------------------
                                   Title:    SVP
                                         ---------------------------------------

                                   800 S. Gay Street
                                   Knoxville, Tennessee  37902
                                   Attn: James H. Atchley
                                         Senior Vice President
                                   Telephone: (865) 971-2573
                                   Facsimile: (423) 971-2769


Commitment Amount $10,000,000      ORIX FINANCIAL SERVICES, INC.

                                   By:  /s/ Michael J. Cox
                                      ------------------------------------------
                                   Name:    Michael J. Cox
                                        ----------------------------------------
                                   Title:   Senior Vice President
                                         ---------------------------------------

                                   846 E. Algonquin Road
                                   Suite A100
                                   Schaumburg, Illinois 60173-3854
                                   Attn: Michael Cox
                                   Telephone: (847) 303-6098
                                   Facsimile: (847) 397-7845

                                     ANNEX I

         For a period of one year from the Closing Date, the processing charges* for the issuance by Agent of each of the Letters of Credit on behalf of the Borrowers shall be as follows:

                           $50 - Open
                           $40 - Cable
                           $40 - Amendments
                           $15 - Cable
                           $30 - Payments
                           $25 - Discrepancies

* Excludes special delivery expenses (including, without limitation, courier fees) payable by Borrower.

                                    ANNEX II

                              PERMITTED INVESTMENTS

Permitted investments with rating of "A", "A-1" or "P-1"                                  Investment Limit
(with maximum maturities of 1 year, unless otherwise stated)                              ----------------

A.       Repurchase Agreements - Federal Government issues,
         with a term of not more than seven (7) days Unlimited Repurchase
         Agreements - Non-Federal Government issues, with a term of not more than seven (7) days Unlimited
B.       U.S. Treasury or Agency bills, notes, bonds, etc                                    Unlimited
C.       Tax Exempt municipal and tax advantage securities                                   Limited
D.       Corporate Bonds and Notes                                                           Limited
E.       Bankers Acceptances or Bank Certificates of Deposits                                Unlimited
F.       Commercial Paper, with a term of not more than ninety (90) days                     Unlimited
G.       Money market funds or tax free money market funds
         substantially all of which assets consists of securities
         of the type described above                                                         Unlimited
H.       Investments redeemable upon not more that seven (7) days' notice
         (Variable rate demand notes; Corporate tax exempt notes)                            Limited
I.       Money Market preferreds (AA minimum credit quality)                                 Limited

(Permitted Investments that are Limited cannot exceed the greater of $5 million or $15% of the entire investment portfolio with any one Company or Entity in the aggregate for all types of Permitted Investments as listed above in A through I.)

                                                                       EXHIBIT A

                                                  TO LOAN AND SECURITY AGREEMENT

                          FORM OF REVOLVING CREDIT NOTE

$_________________                                                 May ___, 2001

         FOR VALUE RECEIVED, each of the undersigned Borrowers, parties to that certain Loan and Security Agreement dated May ___, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), HEREBY PROMISES TO PAY, jointly and severally, to the order of THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation (the "Lender") or its assigns at Lender's offices in Atlanta, Georgia, or at such other place as the holder of this Revolving Credit Note (this "Revolving Credit Note") may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, ____________ DOLLARS ($___________) or, if less, the Revolving Credit Loans outstanding to such Borrower pursuant to
Section 2.1 of the Loan Agreement. All capitalized terms, unless otherwise defined herein, shall have the respective meanings assigned to such terms in the Loan Agreement.

         This Revolving Credit Note is issued pursuant to the Loan Agreement among Borrowers, the financial institutions party thereto from time to time and Lender, as agent and lender thereunder, and is subject to, and entitled to, all provisions and benefits of, and is secured by the Collateral as provided in, the Loan Documents, to which Loan Documents reference is hereby made for a statement of all of the terms and conditions under which the loans evidenced hereby were made.

         The Borrowers jointly and severally promise to pay the principal amount of the indebtedness evidenced hereby in the amount and on the dates specified in the Loan Agreement. The Borrowers jointly and severally promise to pay the interest due from such Borrower on the unpaid principal amount of this Revolving Credit Note outstanding from the date hereof until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

         If any payment on this Revolving Credit Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         Upon and after the occurrence of an Event of Default and the expiration of all cure periods applicable thereto, this Revolving Credit Note may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

         Presentment for payment, demand, presentment, protest and notice of demand, notice of dishonor, notice of nonpayment and notice of protest are hereby waived by each Borrower.

         No delay or failure on the part of Lender in the exercise of any right or remedy hereunder, under the Loan Agreement or any other Loan Document or at law or in equity, shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy hereunder, under the Loan Agreement or any other Loan Document or at law or in equity shall preclude or estop another or further exercise thereof or the exercise of any other right or remedy.

         Time is of the essence of this Revolving Credit Note.

         The Borrowers hereby jointly and severally agree to pay on demand all costs and expenses incurred in collecting the Secured Obligations hereunder or in enforcing or attempting to enforce any of Lender's rights hereunder and under the Loan Documents, including, without limitation, reasonable attorneys' fees and expenses actually incurred if collected by or through an attorney whether or not suit is filed.

         THE PROVISIONS OF SECTION 15.5 OF THE LOAN AGREEMENT ARE HEREBY EXPRESSLY INCORPORATED HEREIN.

         THIS REVOLVING CREDIT NOTE HAS BEEN EXECUTED, DELIVERED AND ACCEPTED AT ATLANTA, GEORGIA, AND SHALL BE INTERPRETED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF GEORGIA.

                                    BORROWER:

                                    GOODY'S FAMILY CLOTHING, INC.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    SYDOOG, INC.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    TREBOR OF TN, INC.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    GOFAMCLO, INC.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    GFCFS, LLC

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Its:
                                        ----------------------------------------

                                    GOODY'S MS, L.P.

                                    BY: TREBOR OF TN, INC., ITS GENERAL PARTNER

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    GOODY'S IN, L.P.

                                    BY: TREBOR OF TN, INC., ITS GENERAL PARTNER

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    GFCTX, L.P.

                                    BY: TREBOR OF TN, INC., ITS GENERAL PARTNER

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    GFCTN, L.P.

                                    BY: TREBOR OF TN, INC., ITS GENERAL PARTNER

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    GFCGA, L.P.

                                    BY: TREBOR OF TN, INC., ITS GENERAL PARTNER

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------